UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report October 31, 2022 Dividend Focus Funds Income Builder Rising Dividend Growth

Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Multi-Asset Solutions (“MAS”) Group, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated -10.34%, -10.99%, -10.02%, -10.09%, -10.05% and -10.05%, respectively. These returns compare to the -7.00% and -10.90% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Value Index”) and the ICE BofAML BB to B US High Yield Constrained Index (the “ICE BofA Index”), respectively, during the same period.

The Fund is a dynamically managed multi-asset class portfolio with a baseline allocation of 60% to fixed income securities and 40% to equity securities. In seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects.

Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Value Index and the ICE BofA Index should be considered for reference only.

Q	What was the Fund’s 12-month distribution rate and what was its 30-Day SEC yield during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares provided 12-month distribution rates of 7.95%, 7.28%, 8.09%, 8.03%, 8.10% and 8.10%, respectively. (The 12-month distribution rate is calculated by taking the sum of all cash distributions to shareholders over the past 12 months and dividing this sum by the Fund’s month-end net asset value (“NAV”) for the last month of the period. This rate includes capital gain/loss distributions, if any. This is not an SEC yield.) On October 31, 2022, the Fund’s 30-Day Standardized Subsidized SEC yields for its Class A, Class C, Institutional, Investor, Class R6 and Class P Shares were 4.54%, 4.07%, 5.13%, 5.05%, 5.14% and 5.15%, respectively. (The 30-Day Standardized Subsidized SEC Yield is calculated in accordance with SEC regulations and is determined by dividing the Fund’s net investment income per share earned over the 30-day period by the Fund’s maximum public offering price per share on the last day of such period, which figure is then annualized. The 30-Day Standardized Subsidized SEC Yield may differ from the distribution rate because of the exclusion of distributed capital gains. The 30-Day Standardized Subsidized SEC Yield reflects any fee waivers and/or expense reimbursements in effect during the period, without which the yield would be reduced.)

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A

During the Reporting Period, the financial markets and the Fund were most influenced by inflationary pressures, changing central bank monetary policy, rising interest rates, macroeconomic data and the Russia/Ukraine war.

In the last two months of 2021, when the Reporting Period began, U.S. equities recorded modest gains. Retail earnings upside surprises and hints of easing supply-chain constraints supported the U.S. equity market’s upward trajectory early in November. Congress passed a $1 trillion infrastructure bill, and President Joe Biden signed the bill into law. Fed Chair Jerome Powell was appointed for a second term days before the Thanksgiving holiday, bringing clarity to the central bank’s path forward. However, renewed concerns over COVID-19 developments brought U.S. equities under pressure late in November, as the emergence of the highly contagious Omicron variant triggered a sell-off among global risk assets. Persistently high inflation weighed on market sentiment as well. In December, despite record COVID-19 cases in many areas of the U.S., studies showed the variant was accompanied by milder symptoms than previous variants, which helped to push up U.S. equities. Supply-chain

1

FUND RESULTS

issues and high inflation continued to pressure corporate earnings, though investors seemed to believe the impact had reached its peak. Positive seasonality and the so-called “Santa Rally” also lifted U.S. equities toward the end of the month. As for the fixed income market, it was volatile during November and December, as macroeconomic data continued to challenge central bank views about the temporary nature of rising inflation. The U.S. Federal Reserve (the “Fed”) said it could be patient about raising interest rates but indicated it would not hesitate to act if inflation continued to rise. At the same time, policymakers began to scale back the Fed’s $120 billion a month asset purchase program.

In the first quarter of 2022, dramatic repricing of the Fed’s interest rate hike path and expectations for a more aggressive balance sheet run-off phase were accelerated due to concerns about elevated and persistent inflation pressures. Tensions arising from geopolitical conflict also raised concern, as commodity prices became volatile, the global supply chain came into question again, and Russia invaded Ukraine. During March, Fed officials raised short-term interest rates by 25 basis points, the first rate hike since the end of 2018. (A basis point is 1/100th of a percentage point.) Policymakers also continued tapering the Fed’s asset purchase program and ended the program entirely during March. Signs that corporate earnings momentum might be weakening further weighed on investor sentiment. Against this backdrop, U.S. equities declined during the first calendar quarter overall. In fixed income, credit spreads (or yield differentials between corporate bonds and U.S. Treasury securities of similar maturity) widened as bond yields rose in response to inflationary pressures and Fed policy action.

During the second quarter of 2022, bond yields continued to rise and U.S. equities sold off. Inflation, the Fed’s policy response and recession worries were at the core of the narrative during the quarter. In the U.S., consumer inflation reached its highest level in nearly four decades during May 2022 and then hit a new high in June, as rising energy and food costs pushed up prices. Supply-chain disruptions, high energy prices and uncertainty related to the Russia/Ukraine war appeared to increase the risk of recession. The Fed accelerated its pace of tightening. In May, Fed policymakers raised short-term interest rates by 50 basis points and then hiked rates by another 75 basis points in June. In July, the U.S. Treasury yield curve, or spectrum of maturities, inverted between two-year and 10-year maturities, meaning two-year yields were higher than 10-year yields. (Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.) Rising short-term yields and expectations for continued Fed tightening hurt duration-sensitive securities, while concerns about the U.S. economic outlook led to credit spread widening. (Duration is a measure of a security’s sensitivity to changes in interest rates.)

In the third quarter of 2022, U.S. equities and fixed income assets continued to struggle. Noticeable tightening of financial conditions, guided by investor expectations for a more aggressive Fed interest rate hiking cycle, was the major story for the quarter. The Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index (“CPI”) data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core CPI data excludes food and energy prices.) Indeed, Fed officials raised short-term interest rates by 75 basis points in July and then by another 75 basis points in September. Geopolitical tensions also remained high due to the possible weaponization of energy flows. There also appeared to be significant concern among investors that corporate earnings could suffer given the combination of margin pressures, demand destruction, higher labor costs, slower economic activity, and a stronger U.S. dollar that could erode overseas sales.

U.S. equities generated positive absolute returns in October 2022 amidst a shift in the Fed’s narrative, depressed investor sentiment and positioning, and solid third quarter corporate earnings results that exceeded market expectations in the vast majority of cases. Despite September 2022 CPI data coming in higher than consensus expected, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. However, policymakers also suggested they would end their current tightening cycle with short-term interest rates at a higher level than many market participants had expected. Fixed income assets broadly declined, as investor optimism about a drop in inflationary pressures gave way to worries about the scope of Fed tightening and the potential of a recession. In this environment, the U.S. Treasury yield curve inversion increased, as two-year yields rose in anticipation of additional upcoming Fed action. (On November 2nd, after the end of the Reporting Period, the Fed raised short-term interest rates by another 75 basis points.)

For the Reporting Period overall, U.S. large-cap equities, as measured by the S&P 500® Index, recorded double-digit negative absolute returns. U.S. value-oriented stocks, as measured by the Russell Value Index, also posted negative absolute returns but significantly outperformed U.S. growth-oriented stocks, as measured by the Russell 1000® Growth Index. The broad fixed income market, including high yield corporate bonds and bank loans, produced negative absolute returns during the Reporting Period overall.

Q	What was the Fund’s asset allocation positioning during the Reporting Period, and what effect did it have on performance?

A

At the beginning of the Reporting Period, the Fund was invested 56.5% in fixed income and 41.9% in equities, with the balance in cash and cash equivalents. This breakout is inclusive of equity derivatives exposure but does not necessarily include the cash to support those positions.

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FUND RESULTS

Derivatives positions are mostly supported by cash held in the Fund specifically to cover its exposure and any potential margin calls or future losses experienced.

The Fund’s duration positioning, which started the Reporting Period between 3.1 and 3.2 years, reached a low of about 2.6 years in August 2022, before increasing to approximately 3.0 years by the end of the Reporting Period. For the Reporting Period overall, the Fund’s duration positioning strategy had a negative impact on its performance. In September 2022, the Income Builder Team slightly increased the Fund’s holdings of interest rate swaps to help manage duration.

The Fund’s fixed income allocation remained rather consistent throughout the Reporting Period, with the Income Builder Team actively managing allocations at the security level and in terms of credit quality. During the Reporting Period, the fixed income allocation detracted from the Fund’s returns.

The Fund’s equity allocation also remained rather consistent during the Reporting Period, though the Income Builder Team adjusted the Fund’s positioning to reflect its dynamic views as the U.S. economy continued to recover from the COVID-19 shock. When the Reporting Period started, we held a pro-cyclical relative value view, expressing it using a basket of large-cap, high-beta stocks and diversified sector exposure that we believed would provide the Fund with attractive risk/return characteristics. (High beta stocks are those that tend to be more volatile than the broad equity market.) We moderated this dynamic view in February 2022 and eliminated it in early April, reallocating the assets to S&P 500® Index futures. In addition, near the end of March, we increased the Fund’s exposure to energy master limited partnerships (“MLPs”) and energy infrastructure companies by increasing its investment in the Goldman Sachs MLP Energy Infrastructure Fund. In June, we started to moderate this view and reduced the size of the Fund’s position in the Goldman Sachs MLP Energy Infrastructure Fund, using some of the proceeds to increase the Fund’s position in S&P 500® Index futures. In August, we trimmed the Fund’s exposure to European banks stocks by reducing its allocation to EURO STOXX® Banks futures. Overall, during the Reporting Period, the Fund’s investment in a basket of high-beta stocks and its investment in the Goldman Sachs MLP Energy Infrastructure Fund added to performance. These positive results were slightly offset by the Fund’s position in S&P 500® Index futures, which detracted from returns as the broad U.S. equity market retreated.

At the end of the Reporting Period, the Fund was invested 51.7% in fixed income and 41.9% in equities, with the balance in cash and cash equivalents.
Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation during the Reporting Period?

A

During the Reporting Period, the Fund’s fixed income allocation recorded negative absolute returns, driven mostly by its longer-duration exposures amid the material rise in interest rates. Also detracting from results was the fixed income allocation’s exposure to emerging markets debt, which suffered due to central bank interest rate hikes, a strengthening U.S. dollar, risks related to China’s “zero-COVID” policy, and the impact, including supply-chain disruptions, of the Russia/Ukraine war. Conversely, the fixed income allocation benefited from its exposure to bank loans. Although bank loans produced negative returns during the Reporting Period, they tend to be less sensitive to interest rate movements than many other fixed income assets. In addition, the fixed income allocation’s exposure to high yield corporate bonds versus its exposure to investment grade corporate bonds bolstered performance, as high yield corporate bonds performed better than investment grade corporate bonds during the Reporting Period. That said, both high yield and investment grade corporate bonds generated negative absolute returns during the Reporting Period.

Q	Were any significant purchases or sales made within the fixed income allocation of the Fund during the Reporting Period?

A

During the Reporting Period, the Fund established a position in the high yield corporate bonds of Norton Lifelock, a provider of consumer cyber-safety solutions. We are constructive on Norton Lifelock because of its September 2022 acquisition of Avast, a Czech Republic-headquartered cybersecurity software company with cloud-based security infrastructure solutions that offer desktop security and server protection service. The merged business is one of the world’s largest consumer cybersecurity providers, overtaking McAfee.

Among other notable purchases were the high yield corporate bonds of PNC Financial Services (“PNC”). Our favorable view of PNC is supported by its status as one of the largest, most stable U.S. regional banks, with assets exceeding $540 billion following its 2021 acquisition of BBVA USA, as well as its strong market positions across the eastern and midwestern U.S. and its recent expansion into Texas.

Among positions exited during the Reporting Period was the Fund’s investment in the high yield corporate bonds of Wheel Pros, a leading designer, marketer and distributor of branded aftermarket wheels. We sold the Fund’s position on the back of our fundamental credit concerns. Wheel Pros reported weak second quarter 2022 earnings, with revenue down 14% year over year and adjusted earnings before interest, taxes, depreciation and amortization down 47% year over year amid slowing customer demand and strong cost inflation.

3

FUND RESULTS

The Fund also exited its position in the high yield corporate bonds of Norwegian Cruise Line Holdings (“Norwegian”). We are vigilant about the Fund’s exposure to the cruise industry following earnings guidance cuts from several of Norwegian’s peers, including Carnival.

Q	What changes were made to the Fund’s fixed income allocation during the Reporting Period?

A

As mentioned previously, the Fund’s fixed income allocation remained rather consistent during the Reporting Period, with the Income Builder Team actively managing allocations at the security level and in terms of credit quality. Specifically, we increased the overall credit quality of the fixed income allocation by adding moderately to its exposure to investment grade corporate bonds and by reducing its exposures to high yield corporate bonds, bank loans and emerging markets debt. In addition, in the middle of 2022, we increased the fixed income allocation’s exposure to preferred securities, mainly those issued by large financial companies.

In terms of market segments, we increased the Fund’s exposure to banks during the Reporting Period, as we became more cautious on the outlook for the global economy. We have a positive view of banks overall given their strong capital standing, higher net interest income and the improvement in supply and demand conditions after significant new issuance in the first half of 2022. Additionally, we increased the Fund’s exposure to insurance brokers, as we maintained a high conviction for certain types of financial issuers. In our view, insurance brokers, as well as specialty finance companies, tend to post strong growth in inflationary and recessionary environments. On the other hand, we reduced the Fund’s exposure to the consumer cyclicals and telecommunications market segments. Within consumer cyclicals, retail and apparel continued its shift from brick and mortar to e-commerce. Telecommunications faced a secular decline, as these companies have, for all intents and purposes, ceded broadband share to cable companies due to years of underinvestment.

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A

During the Reporting Period, the Fund’s equity allocation produced negative absolute returns, with stock selection in the utilities, real estate and energy sectors detracting most from performance. Investments in the telecommunications services, health care and information technology sectors added to results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A

The major detractors from Fund performance during the Reporting Period were a relative underweight in ExxonMobil and investments in Enel and Schneider Electric, neither of which are represented in the Russell Value Index.

The Fund was hurt by an underweight position versus the Russell Value Index in integrated oil and gas exploration and production company ExxonMobil, a new purchase for the Fund during the Reporting Period. Its shares benefited during the Reporting Period from rising crude oil prices and supply/demand dynamics. In February 2022, the company announced a sweeping restructuring across its global operations, which included cost-cutting efforts and a new headquarters location in Houston. Earnings releases during the summer of 2022 featured significant bets on both net income and earnings per share, along with favorable results from ExxonMobil’s liquefied natural gas segment. At the end of the Reporting Period, we continued to see favorable trends in the operations of the business and planned to see if further capital distributions would be put in place.

Enel is an Italian company involved in electricity generation and distribution as well as natural gas distribution. The company’s stock was pressured during the Reporting Period by mixed earnings results. Enel had increased its capital expenditure spending and net debt in a tough operating environment, which appeared to have caused investors some concern. In addition, given that Enel generally trades at a premium to its peers, higher interest rates and elevated inflation weighed on its valuation. In our view, the company’s execution and capital deployment has been best in class, but we decided to exit the Fund’s position during the Reporting Period and reallocate the assets to what we considered to be better risk/reward opportunities.

France-based Schneider Electric engages in energy and automation digital solutions for efficiency and sustainability. Its stock declined after the company reported revenue growth that was ahead of consensus estimates but slower than peers because of supply-chain issues. Schneider Electric also faced foreign exchange pressures and inflation headwinds that weighed on its shares, as did weakness in its China operations due to COVID-19-related lockdowns. That said, the company has built a strong software portfolio, in our view, which we believed could help it benefit from secular themes, such as the Internet of Things and digitalization across its end markets. (The Internet of Things refers to interconnection via the Internet of computing devices embedded in everyday objects, enabling them to send and receive data.) In our opinion, Schneider Electric has demonstrated strong cost execution through portfolio rationalization and improved productivity, and we believed the company should continue to deliver margin expansion and reach its intermediate-term margin expansion goal. (Portfolio rationalization is the act of reviewing business operations in order to improve cost efficiency.) Additionally, we continued to have a favorable long-term view of the company at the end of the Reporting Period given its exposure to what we see as its attractive growth opportunities and effective execution capabilities.

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FUND RESULTS

Q	Which stocks contributed most to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its positions in Devon Energy, Eli Lilly and Company (“Eli Lilly”) and Shell.

Devon Energy is an oil and gas exploration and production company. Its fourth quarter 2021 earnings featured strong results with earnings and dividend amounts higher than consensus expectations. Its management’s focus remained on 2022 production and the company’s variable dividend with which Devon Energy continued to lead the industry.

Subsequent earnings reports featured results above consensus expectations, largely due to strong production and execution metrics. The company also benefited from rising crude oil prices. At the end of the Reporting Period, our investment thesis for Devon Energy continued to revolve around a better than market expected variable dividend, increased stock buybacks and our continued line of sight to significant capital returns.

In the first quarter of 2022, pharmaceutical maker Eli Lilly beat consensus earnings expectations by $0.03, with adjusted quarterly earnings of $2.49 per share, and also exceeded revenue forecasts. Results were boosted by a jump in sales of Eli Lilly’s Trulicity diabetes drug and its COVID-19 therapies, though the stock declined slightly following the announcement. The company was also able to achieve 10% growth in its non-COVID-19-related work and saw more than 60% of its fourth quarter 2021 revenues coming from its “growth brand” of pharmaceutical products. In addition, five new medicines were set to launch in 2022 and 2023. In August 2022, Eli Lilly’s earnings slightly missed consensus expectations, but the company maintained its full year guidance, and all drug launches remained on track. At the end of the Reporting Period, we continued to view Eli Lilly as one of the fastest-growing pharmaceutical firms, with no major patent concerns until 2030 and a robust new product pipeline with multi-billion dollar opportunities ahead.

The stock price of Shell, a British oil and gas producer, surged during the Reporting Period due to impressive financial performance amid disrupted oil supply from geopolitical tensions and heightened global demand. Shell ended 2021 with a steep rise in profit, and in response, the company raised its dividend and increased its stock buybacks. Its strong performance continued through the first three quarters of 2022, highlighted by cash flow generation that exceeded consensus expectations each quarter and growing dividends and buybacks within the company’s capital allocation framework. Furthermore, Shell significantly benefited from rising crude oil prices. At the end of the Reporting Period, the company continued to have an attractive free cash flow profile, in our view, and we liked its commitment to return cash to shareholders.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A

In addition to ExxonMobil, discussed earlier, the Fund initiated a position in oil and natural gas producer ConocoPhillips during the Reporting Period. In our opinion, it has one of the most disciplined variable capital return policies in the energy sector. ConocoPhillips pays out a percentage of its cash flow from operations, while its peers have adopted a percentage of free cash flow as their model. We believe this helps ensure that ConocoPhillips stays disciplined regarding its capital spending plan. In addition, ConocoPhillips saw an increase in its per-day production of crude oil during the Reporting Period and anticipated another increase in the near term.

Among sales completed during the Reporting Period was the Fund’s investment in Enel, mentioned earlier, and its position in Chevron, a global integrated energy, chemical and petroleum company. Chevron has 22% of its energy production located in Kazakhstan, which we considered a high regional risk that was not appropriate for the Fund.

Q	What changes were made to the Fund’s equity market sector exposures during the Reporting Period?

A	During the Reporting Period, the Income Builder Team increased the Fund’s exposures to the energy and health care sectors. We reduced its exposures to the financials and real estate sectors.

In September 2022, as part of the annual strategic asset allocation rebalance, the Income Builder Team increased the Fund’s exposure to global infrastructure securities by slightly decreasing its exposure to U.S. equities. As a result of the greater exposure to global infrastructure securities, the Fund had slightly increased exposure to international equities when the Reporting Period concluded.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Income Builder Team wrote equity index options in an effort to generate additional cash flow and potentially reduce volatility (positive impact on performance). In addition, equity index futures were employed to gain passive exposure to European bank stocks and the broad U.S. equity market (in each case, a negative impact). Total return swaps were used within a pro-cyclical tactical view that sought to provide the Fund with attractive risk/return characteristics as the U.S. economy continued to recover from the COVID-19 shock (positive impact). Interest rate swaps and U.S. Treasury futures were utilized as cost-efficient instruments to provide greater precision and versatility in the management of duration (each had a negative impact). Credit default swaps were used to implement specific credit-related investment strategies

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FUND RESULTS

(neutral impact). To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards (neutral impact).

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 3, 2022, Alexandra Wilson-Elizondo became a portfolio manager for the Fund. As of August 3, 2022, Collin Bell no longer served as a portfolio manager of the Fund and Kevin Martens became a portfolio manager of the Fund. At the end of the Reporting Period, Ashish Shah, Ron Arons, Charles “Brook” Dane, Neill Nuttall, Alexandra Wilson-Elizondo and Kevin Martens served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Income Builder Team noted that the U.S. economy had downshifted sharply in 2022 and that higher inflation had had a negative effect on consumer purchasing power and sentiment. Given this economic backdrop, along with higher interest rates and tightening financial conditions, we believed the threat of a recession may have intensified. Taming inflation without a recession would require U.S. economic growth to slow to below its potential in order to rebalance the labor market and reduce wage growth to a pace consistent with the Fed’s 2% inflation target. At the end of the Reporting Period, the negative demand shock from tighter Fed monetary policy had already increased the U.S. unemployment rate and decreased job openings, illustrating how companies had become more cautious about hiring amid higher costs and slowing demand. Overall, we expected U.S. inflation to remain elevated in the near term, though we thought it should moderate in 2023. As for monetary policy, we expected the Fed to tighten further despite higher macroeconomic uncertainty. At the end of the Reporting Period, we believed investor uncertainty about the path of U.S. interest rates would drive volatility in the financial markets.

Regarding equities, a majority of U.S. companies had reported better than expected third quarter earnings during October 2022 but many of them had also issued negative guidance, suggesting there might be pain to come. We intended to remain cautious given that earnings per share growth/net margins were contracting globally, and we believed the risk of downward revisions may continue into 2023. At the end of Reporting Period, investor sentiment remained negative overall, but we believed market participants may have already accounted for headline risks, while some technical indicators were suggesting the equity market was oversold. (Oversold refers to a condition where an asset has traded lower in price and has the potential for a price bounce. An oversold condition can last for a long time, and therefore being oversold does not mean a price rally will come soon, or at all.) A possible tailwind is the Fed’s suggestion it may slow its pace of tightening. At the end of the Reporting Period, we planned to stay true to our quality-first investment approach in the months ahead and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We believed a focus on higher-quality investments can help navigate heightened volatility while also positioning investors to benefit from the next upcycle. We intended to continue re-evaluating our assumptions and to stay focused on the long-term investment horizon.

As for fixed income, we noted at the end of the Reporting Period that inflation remained elevated and that the broader economic environment—most notably the labor market—had proved resilient. We thought global central banks, including the Fed, would stay on a hiking path, with the risk that they could go too far too fast given that monetary policy impacts economic conditions with a lag. We believed market stabilization would require evidence of a peak in inflation, a peak in policy hawkishness and a peak in real yields. At the end of the Reporting Period, we thought near-term risks were tilted toward additional tightening in global financial conditions and the path to peak hawkishness would be challenging, particularly as recession risks increase. As a result, we planned to maintain the fixed income allocation’s defensive position, focusing on market segments, such as specialty financials, insurance brokers and gaming companies, that we considered resilient to inflation. Additionally, the Fund had little to no exposure to consumer discretionary, including cruise and theater companies, at the end of the Reporting Period. We were also planning to increase the quality of the Fund’s bank loan exposure. Finally, until credit spreads narrowed, we did not see any value in materially increasing credit risk overall.

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FUND BASICS

Income Builder Fund

as of October 31, 2022

TOP TEN EQUITY HOLDINGS AS OF 10/31/22 ‡

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	1.1%	Banks
Johnson & Johnson	1.0	Pharmaceuticals
Bristol-Myers Squibb Co.	1.0	Pharmaceuticals
ConocoPhillips	0.8	Oil, Gas & Consumable Fuels
Eli Lilly & Co.	0.8	Pharmaceuticals
Shell PLC ADR	0.7	Oil, Gas & Consumable Fuels
Bank of America Corp.	0.7	Banks
Schneider Electric SE ADR	0.7	Electrical Equipment
NextEra Energy, Inc.	0.6	Electric Utilities
Nordea Bank Abp ADR	0.6	Banks

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK†

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

FUND’S FIXED INCOME COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

8

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE BofAML BB to B U.S. High Yield Constrained Index, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from November 1, 2012 through October 31, 2022

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-10.34%	4.11%	5.31%	—
Including sales charges	-15.28%	2.94%	4.72%	—

Class C
Excluding contingent deferred sales charges	-10.99%	3.34%	4.53%	—
Including contingent deferred sales charges	-11.88%	3.34%	4.53%	—

Institutional	-10.02%	4.50%	5.72%	—

Investor	-10.09%	4.38%	5.58%	—

Class R6 (Commenced July 31, 2015)	-10.05%	4.50%	N/A	4.64%

Class P (Commenced April 16, 2018)	-10.05%	N/A	N/A	4.83%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

9

FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions (“QES”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Goldman Sachs Energy & Infrastructure Team (“E&I Team”) discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.99%, -5.65%, -4.62%, -4.70%, -4.62%, -5.10% and -4.62%, respectively. These returns compare to the -14.61% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. equity markets as a whole during the Reporting Period?

A

The S&P 500 Index returned -0.69% in November 2021. Retail earnings upside surprises and hints of easing supply-chain constraints supported the U.S. equity markets upward trajectory early in the month. Congress passed a $1 trillion infrastructure bill, and President Biden signed the bill into law. U.S. Federal Reserve (“Fed”) Chair Powell was appointed for a second term days before the Thanksgiving holiday, bringing clarity to the central bank’s path forward. However, renewed concerns over COVID-19 developments brought U.S. equities under pressure late in the month, as the emergence of the highly contagious Omicron variant triggered a sell-off among global risk assets, as investors fled to relative safety. Persistently high inflation weighed on market sentiment as well.

The S&P 500 Index gained 4.48% in December 2021. Despite record COVID-19 cases in many areas of the U.S., studies showed the variant was accompanied by milder symptoms than previous variants, propelling U.S. equities higher. Supply-chain issues and high inflation continued to put pressure on corporate earnings, though investors seemed to believe the impact had reached its peak. Positively seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index toward the end of the month.

In the first quarter of 2022, the S&P 500 Index returned -4.95%, marking the Index’s first quarterly decline since the first quarter of 2020. The dramatic repricing of the Fed interest rate hike path and expectations for a more aggressive balance sheet run-off phase were accelerated due to concerns about elevated and persistent inflation pressures. Tensions arising from geopolitical conflict also brought about concern, as commodity prices became volatile, the global supply chain came into question again, and Russia invaded Ukraine. Dampened corporate earnings momentum also played into the U.S. equity market’s decline in the first quarter.

The S&P 500 Index returned -16.10% in the second quarter of 2022. Inflation, the Fed’s policy response and recession worries remained at the core of the narrative during the quarter, resulting in a broad risk-off, or heightened investor risk aversion, atmosphere. At the end of the quarter, investors were looking ahead to the second quarter corporate earnings season with some caution, as input price pressures and consumption trends factored into analysts’ arguments for downward revisions to earnings estimates.

In the third quarter of 2022, the S&P 500 returned -4.88%, marking its third consecutive quarterly decline and its longest losing streak since 2008. Year-to-date through September 30, 2022, the S&P 500 Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive interest rate hike cycle, was the major story for the quarter. The Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core Consumer Price Index (“CPI”) data excludes food and energy prices.) Geopolitical tensions also remained high due to the possible weaponization of energy flows. There also appeared to be significant concern among investors that corporate earnings could suffer given the combination of margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

The S&P 500 Index increased 8.10% in October 2022, posting the second-best monthly performance year to date. The U.S. equity market recovery can predominantly be credited to a shift in the Fed narrative, depressed investor

10

FUND RESULTS

sentiment and positioning, and solid third quarter earnings. Despite the September CPI data coming in higher than consensus expected, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. Also, with more than half of S&P 500 Index companies having reported third quarter earnings results through the end of the month, those results exceeded market expectations in the vast majority of cases.

For the Reporting Period overall, energy was by far the best performing sector in the S&P 500 Index, followed at some distance by consumer staples, utilities and health care, the only sectors to post positive absolute returns. The weakest performing sectors in the S&P 500 Index during the Reporting Period were communication services, consumer discretionary, real estate and information technology.

Within the U.S. equity market, all capitalization segments posted double-digit negative absolute returns for the Reporting Period overall. Large-cap stocks, as measured by the Russell 1000® Index, were least weak, followed closely behind by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, value-oriented stocks notably outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A

Energy-related equities generally posted strong performance during the Reporting Period, as crude oil and natural gas prices remained elevated despite bouts of volatility. The price of Brent crude oil rose 13.27% during the Reporting Period, while natural gas prices averaged more than $6.23 per MMBtu, which was 15% higher than prices at the beginning of the Reporting Period. (MMBtu is million British thermal units, the standard measurement for natural gas.)

As the Reporting Period began in the last two months of 2021, commodities and energy-related equities experienced a brief but sharp sell-off. The sell-off was driven by worries around the spread of the COVID-19 Omicron variant, which had raised concerns about how the variant might impact near-term demand for commodities. However, data suggesting Omicron was less severe symptomatically than previous variants helped to ease market fears and supported a rebound in crude oil prices and energy-related equities through year-end 2021.

During the first quarter of 2022, commodities and energy-related equities advanced overall, as underlying fundamentals strengthened. U.S. oil demand ticked higher, while supply struggled to keep pace with production discipline from both OPEC+ and U.S. producers, which were largely focused on maximizing free cash flow. (OPEC+ is The Organization of the Petroleum Exporting Countries

(“OPEC”) and Russia.) The result was undersupplied energy markets, which were further pressured by the Russian invasion of Ukraine on February 24th, given that Russia was a major global exporter of crude oil and natural gas. After the invasion, crude oil prices rose, with West Texas Intermediate (“WTI”) crude oil prices reaching $128 per barrel, its highest level since 2008, in early March.

After surging to this record level, crude oil prices subsequently experienced volatility during the second calendar quarter, driven by developments surrounding the Russia/Ukraine war, the possibility of a European Union ban on Russian oil, and potential oil demand-side concerns stemming from rising COVID-19 cases and lockdown procedures in China. However, a combination of strong global energy demand, tight inventories, limited space capacity and announcements of the European Union’s ban on Russian oil imports kept crude oil prices elevated. On the supply side, global supply shortages led to low inventories of crude oil and natural gas, while at the same time, demand continued to recover, supported by an uptick in seasonal travel as well as by high liquified natural gas (“LNG”) prices that pushed certain countries to turn to crude and related refined products as replacements.

The third quarter of 2022 marked a decline in crude oil prices, with Brent crude oil prices falling 19.32% in these three months. Much of the weakness was driven by global demand concerns related to two primary issues—growing recession risks and ongoing lockdowns in China—as well as U.S. dollar strength. Despite this weakness, Brent crude oil prices ended the Reporting Period at nearly $95 per barrel.

Notably, at the end of the Reporting Period, the fundamental backdrop remained supportive of strong crude oil prices, in our view, with global demand (ex-China) having largely normalized to pre-COVID levels. On the supply side, production levels were also back to pre-COVID levels, but years of underinvestment, combined with healthy demand growth, left inventory levels nearly 10% below long-term averages.[1] In addition, on October 5, 2022, in response to heighted macro concerns, OPEC+ announced a production cut of two million barrels per day in an effort to stabilize prices and incentivize appropriate investments. It is important to note that OPEC+ was already well below its production quota. Therefore, the production cut beginning in November 2022 was expected to be closer to approximately 800,000 to 1.1 million barrels per day in comparison to then-current production levels. Overall, we believed that macroeconomic concerns that drove extreme market volatility and weighed on crude oil prices during the Reporting Period overshadowed underlying tight oil market fundamentals.

On the natural gas side, years of unsound energy policies, predominantly in Europe, and underinvestment in natural gas infrastructure led to the energy shortages and steep increase in consumer prices seen during the Reporting Period. The

1 Joint Organisations Data Initiative (JODI).

11

FUND RESULTS

ongoing war in Ukraine further intensified the effects of the energy crisis, with the curtailment of Russian gas exports to Europe resulting in historically low inventories and high prices, with European power prices up 93% year to date through October 31, 2022.[2]

Despite the volatility in crude oil and natural gas prices during the Reporting Period, as well as record high inflation levels and a recession narrative, midstream[3] energy markets ultimately moved higher. The Alerian MLP Index[4], which measures energy infrastructure master limited partnerships (“MLPs”), and the Alerian Midstream Energy Index[5], which measures the broader midstream sector inclusive of both energy MLPs and “C” corporations, generated total returns of 30.19% and 16.94%, respectively, during the Reporting Period. The midstream markets, as represented by the Alerian MLP Index and the Alerian Midstream Energy Index, outperformed the S&P 500 Index significantly.

Higher oil and natural gas prices and growing volumes supported strong earnings growth for midstream companies, and management teams continued to focus on capital discipline, balance sheet strength and, above all, generating free cash flow and returning it back to investors via dividends and buybacks—all of which we believe was generally well received by the market. The strong quarterly earnings announcements during the Reporting Period and upward earnings revisions reaffirmed the fundamental stability and defensive nature of the sector, which helped to support equity price performance during a volatile market environment. In addition, the sector may have benefited from the broad rotation from growth to value as well as from an uptick in MLP merger and acquisition activity.

Toward the end of the Reporting Period, the U.S. Inflation Reduction Act (“IRA”) of 2022 was passed, which aims to make a historic down payment on deficit reduction to fight inflation, invest in domestic energy production and manufacturing, and reduce carbon emissions by

[2]	European Power Prices: Germany Power Baseload Forward Year 1.
[3]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[4]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[5]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

approximately 40% by 2030. The IRA included a new 15% corporate alternative minimum tax based on book income for companies that report more than $1 billion in profits to shareholders. However, midstream companies structured as MLPs were excluded from this new provision, which we believe further supported equity price performance during the Reporting Period.

At the end of the Reporting Period, energy infrastructure remained one of the highest yielding equity market segments, with yields in excess of 7%, which is four times higher than that of the S&P 500 Index and twice the yields of both the utilities and real estate investment trusts sectors. From a valuation perspective at the end of the Reporting Period, the midstream sector screened as inexpensive, trading at a 4.4x discount relative to its long-term average and at an approximately 12% free cash flow yield. In our view, valuations remained dislocated from the sector’s earnings potential.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund significantly outperformed the S&P 500 Index on a relative basis for the Reporting Period.

During the Reporting Period, the Fund’s dividend-paying investments outperformed the S&P 500 ex-Energy Index, the benchmark used for the dividend-paying growers portion of the Fund. Stock selection contributed most positively to relative results within this portion of the Fund. Sector allocation also added value.

The Fund’s MLP & Energy Infrastructure Sleeve posted robust double-digit absolute gains that outperformed the Alerian MLP Index, the benchmark used for the MLP & Energy Infrastructure Sleeve of the Fund, on a relative basis. In managing the MLP & Energy Infrastructure Sleeve, the E&I Team remained focused on high quality midstream companies with strong dividend and distribution coverage, cash flow growth potential and what it considered to be a robust outlook for free cash flow generation and healthy balance sheets. The E&I Team believes this quality bias ultimately led to relative outperformance during a Reporting Period of market exuberance.

In addition, the MLP & Energy Infrastructure Sleeve’s tactical allocation to upstream[6] companies contributed positively to its relative performance given that these companies generally have more commodity price sensitivity and, therefore, on a relative basis, benefited to a greater degree than other market segments from the strong

[6]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

12

FUND RESULTS

commodity price environment. These companies also experienced steep inflections in free cash flow during the Reporting Period, which led to distribution growth.

Also, the MLP & Energy Infrastructure Sleeve’s higher exposure to midstream companies with an LNG focus, compared to the Alerian MLP Index, contributed positively to its relative performance. The global natural gas supply/demand imbalance that has existed for some time was exacerbated by the Russian invasion of Ukraine in February 2022, as it led to a surge in key commodity prices, including LNG. Also, during June 2022, Russia’s Gazprom announced a reduction in the amount of gas it can pump through the Nord Stream 1 pipeline to Germany, further exacerbating supply tightness. As a result of tightening market dynamics, the spread, or differential, between global LNG prices and U.S. natural gas prices significantly widened during the Reporting Period, benefiting the profit outlook for North American midstream companies with significant LNG exposure.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The dividend-paying growers portion of the Fund does not take explicit sector bets relative to the S&P 500 ex-Energy Index but rather allocations are the result of stock selection.

That said, the sectors that contributed most positively on a relative basis to the S&P 500 ex-Energy Index during the Reporting Period were information technology, communication services and health care. Only partially offsetting these positive contributors were consumer staples, utilities and financials, which detracted from this portion of the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A

The top individual contributors to the Fund’s relative performance during the Reporting Period were each underweight positions—most notably in Facebook parent company Meta Platforms, e-commerce retailing leader Amazon.com, Google parent company Alphabet, software behemoth Microsoft and electric vehicle maker Tesla. Each of these companies underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A

Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the Reporting Period were underweight positions in information technology giant Apple and pharmaceuticals company Eli Lilly & Co. and overweight positions in communication services company Comcast, apparel and footwear company VF Corp. and investment management firm T. Rowe Price Group. Apple and Eli Lilly & Co. outperformed the S&P 500 ex-Energy Index, and Comcast, VF Corp. and T. Rowe Price Group underperformed the S&P 500 ex-Energy Index during the Reporting Period.

Q	Which sub-industries within the Alerian MLP Index most significantly affected Fund performance during the Reporting Period?

A

As measured by the Alerian MLP Index, relative overweights to the production & mining/hydrocarbon and to the other/liquefication sub-industries contributed most positively to the MLP & Energy Infrastructure Sleeve’s performance during the Reporting Period due to these sub-industries’ exposure to the strong commodity price environment. In addition, a relative underweight position and effective security selection in the pipeline transportation/petroleum sub-industry boosted performance.

A relative overweight to the power generation sub-industry, most notably exposure to renewable power generation, detracted most form the MLP & Energy Infrastructure Sleeve’s performance during the Reporting Period. The renewable power generation segment experienced weakness alongside the broader clean energy industry given rising interest rate concerns and growing recession risks, which weighed on equity markets as a whole during the Reporting Period. Weak security selection within the gathering & processing and pipeline transportation/natural gas sub-industries also detracted from relative performance.

Q	What were some of the Fund’s best-performing MLPs and energy infrastructure companies during the Reporting Period?

A

Relative to the Alerian MLP Index, among those MLPs and energy infrastructure companies that contributed most to the Fund’s performance during the Reporting Period were Cheniere Energy Inc., Hess Midstream LP and NGL Energy Partners LP.

Cheniere Energy Inc., a pure-play U.S. LNG export operator, is not a constituent of the Alerian MLP Index and outperformed the Alerian MLP Index during the Reporting Period. Cheniere Energy Inc. is a leading producer of LNG in the U.S., exporting LNG to dozens of countries worldwide. As the global market has become more and more short of LNG, both as a result of growing demand and curtailed Russian supplies, Cheniere Energy Inc. has become an essential supplier to world markets. As a result of tightening markets, the spread between global LNG prices and U.S. natural gas prices widened considerably during the Reporting Period, improving the company’s near-term and long-term profit outlook. Additionally, Cheniere Energy Inc. has leveraged its position to contract incremental capacity that is expected to come online during the next several years.

An underweight position in Hess Midstream LP (HESM), a U.S. company focused on gathering, storing and transporting natural gas liquids (“NGLs”), crude oil and propane,

13

FUND RESULTS

contributed positively given its underperformance of the Alerian MLP Index during the Reporting Period. While HESM is a high quality midstream company with strong contractual support, it underperformed relative to its peers during the Reporting Period as it has less commodity price exposure. In addition, HESM has light liquidity.

The MLP & Energy Infrastructure Sleeve of the Fund did not hold a position in NGL Energy Partners (NGL) during the Reporting Period, which contributed positively to its relative results given NGL’s weak performance. NGL, a diversified midstream MLP with operations focused on crude oil logistics, water treatment services, NGL logistics and retail propane, is a small company with what the E&I Team sees as low quality assets and a significant amount of leverage. In addition, the company’s execution has been poor, in the E&I Team’s view, with NGL missing consensus earnings expectations seven of the last eight quarters.

Q	Which MLPs and energy infrastructure companies detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those MLPs and energy infrastructure companies detracting most from the Fund’s results relative to the Alerian MLP Index were EnLink Midstream LLC, TC Energy Corp. and ONEOK, Inc.

EnLink Midstream LLC (ENLC) is a U.S. midstream energy company that transports, stores and sells natural gas, NGLs, crude oil and condensates to industrial end-users, utilities, marketers and other pipelines. A relative underweight position in ENLC detracted from the MLP & Energy Infrastructure Sleeve’s performance, as ENLC outperformed the Alerian MLP Index during the Reporting Period. As crude oil and natural gas prices rose, the production outlook for ENLC’s assets improved materially during the Reporting Period, bettering its short- and long-term profit outlooks. Additionally, ENLC has leveraged its preeminent Louisiana gas pipeline asset base to be a first mover in the burgeoning carbon capture and storage business.

A relative overweight position in TC Energy Corp. (TRP), a major North American energy company with extensive natural gas and liquids pipelines throughout the region, detracted from the MLP & Energy Infrastructure Sleeve’s results given its weak performance during the Reporting Period. The E&I Team considers TRP to be a low beta, or low volatility, stock in a rising market. However, during the Reporting Period, an equity issuance was a headwind to TRP’s equity price performance. During the summer of 2022, TRP announced a reinstatement of its dividend reinvestment plan and then a $1.8 billion bought deal offering of common shares. (A bought deal is a securities offering in which an investment bank commits to buy the entire offering from the client company. A bought deal eliminates the issuing company’s financing risk, ensuring that it will raise the intended amount.) Further, cost overruns at the Coastal Gaslink Pipeline, in which TRP has an ownership stake, and announcements of major new capital expenditure projects, including the Southeast Gateway Pipeline, a $4.5 billion offshore natural gas pipeline project in Mexico in which TRP has an even larger ownership stake, occurred at a time when competitors were trying to reduce capital expenditures and increase free cash flow.

The MLP & Energy Infrastructure Sleeve held an overweight position in ONEOK, Inc. (OKE), a leading midstream service provider that owns one of the nation’s premier NGL systems. Severe winter storms in North Dakota resulted in widespread shut-ins during April and May 2022, which, in turn, drove lower earnings for OKE during the second calendar quarter. In early July 2022, OKE’s Medford, Oklahoma fractionator suffered an explosion, rendering the entire facility unusable. Until its third quarter 2022 earnings announcement was made in early November (just after the close of the Reporting Period), investors were concerned about OKE’s ability to achieve its financial targets. (Notably, as part of its third quarter 2022 earnings call, OKE not only reiterated its full-year financial guidance but also provided a preliminary look at 2023 financial performance, which was substantially better than consensus expectations.)

Q	How did the Fund use derivatives during the Reporting Period?

A

The MLP & Energy Infrastructure Sleeve of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used equity index futures on an opportunistic basis during the Reporting Period to equitize its modest cash position. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the Reporting Period?

A	The dividend-paying growers portion of the Fund uses a systematic, rules-based approach and thus equity purchases and sales are based solely on that quantitative process.

Q	Did the Fund make any significant purchases or sales of MLPs and energy infrastructure companies during the Reporting Period?

A

We initiated a position in EOG Resources, Inc. during the Reporting Period. EOG Resources, Inc. explores, develops, produces and markets natural gas and crude oil, primarily in the U.S. In our view, the company was well positioned to benefit from healthy oil and gas prices given its scale, and we anticipated that EOG Resources, Inc. would pay out above-market yields while maintaining a strong balance sheet.

We established a position in Marathon Oil Corp., which engages in the exploration and production of petroleum and natural gas. With the commodity price environment observed

14

FUND RESULTS

during the Reporting Period, the valuation of the company, in our opinion, was disconnected from its fundamentals and we believed offered compelling upside potential.

Conversely, we sold the Fund’s position in NextEra Energy Partners LP during the Reporting Period. NextEra Energy Partners LP owns, operates and acquires contracted clean energy projects, including wind and solar. We exited the position because we believed the company’s valuation was looking expensive relative to traditional energy companies and because rising interest rates had the potential, in our view, to negatively affect the company’s ability to finance new projects and earn what we considered to be an appropriate rate of return.

We eliminated the Fund’s position in Enviva Inc, which manufactures processed biomass fuel and offers wood chips and wood pellets to power generation and industrial customers in the U.S. and Europe. We sold the position due to what we considered to be better opportunities elsewhere with more potential upside exposure to the strong commodity environment. Additionally, there was some debate around the sustainability of the company’s wood sourcing, which drew some negative attention from the market.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A

As mentioned earlier, under the QES team’s investment approach, the dividend-paying growers portion of the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period?

A

There were no notable changes in the Fund’s MLP and energy infrastructure company weightings during the Reporting Period. At the end of the Reporting Period, the MLP & Energy Infrastructure Sleeve had its largest allocations in the gathering & processing, natural gas pipeline transportation, petroleum pipeline transportation, and liquefication segments of the Alerian MLP Index.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A

As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2022, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index, with the exception of communication services, wherein an underweighted position was held.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

There were no changes to the Fund’s portfolio management team in either the dividend-paying investments portion of the Fund or the MLP & Energy Infrastructure Sleeve of the Fund during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

On the energy side, while global demand concerns and U.S. dollar strength may continue to drive market volatility in the near term, we had a positive outlook for commodity prices and oil-related equities at the end of the Reporting Period. Our view was supported, we believed, by strong fundamentals, with tight supply/demand dynamics and critically low inventories. Additionally, we have seen energy policy shift as the global economy looks to address growing global energy needs, with energy security becoming a priority of many developed nations following the Russian invasion of Ukraine. We believed North America was uniquely positioned as a potential key source of safe, reliable and relatively clean oil and natural gas for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about 50% and LNG exports by more than 900%, making it the largest global LNG exporter, with expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.[7]

We further expected the energy sector to potentially experience additional interest as the world’s perception around energy security and terminal value shifts and as money managers rationalize underweight energy exposure. Energy equities were expected by many analysts to deliver approximately 10.5% of S&P 500 Index earnings in calendar year 2022, even though the sector represents only 5.3% of the S&P 500 Index. Looking at the relationship of earnings contribution to index weight historically would suggest the energy sector’s weight within the S&P 500 Index could grow to nearly 8%, presenting an opportunity for continued outperformance and sector interest.

[7]	Bloomberg and Energy Information Agency.

15

FUND RESULTS

Regarding midstream energy companies, we believed at the end of the Reporting Period that fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current distributions and dividends but also left plenty of excess cash to further de-lever, buy back stock and/or grow distributions and dividends. In addition, while high inflation and recessionary indicators were not positive headlines, midstream businesses have benefited from having contracted cash flows with embedded inflationary escalators, which historically have proven to support earnings resiliency during economic downturns. The market dynamics seen at the end of the Reporting Period also appeared to be driving a rotation from growth to value stocks, and midstream equities—along with other value-oriented stocks—may be the beneficiaries of increased fund flows. Overall, we believed at the end of the Reporting Period the midstream sector presented a compelling investment opportunity alongside a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

While there are certainly still risks, such as continued COVID-19 lockdowns in China and growing recession concerns, we believed the risk/reward profile for the midstream sector at the end of the Reporting Period remained meaningfully positive.

In managing the MLP & Energy Infrastructure Sleeve, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

16

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22 ±

Holding	% of Net Assets	Line of Business
Comcast Corp. Class A	2.4%	Media
Activision Blizzard, Inc.	1.9	Entertainment
Energy Transfer LP	1.8	Oil, Gas & Consumable Fuels
NextEra Energy, Inc.	1.5	Electric Utilities
Western Midstream Partners LP	1.4	Oil, Gas & Consumable Fuels
Oracle Corp.	1.4	Software
UnitedHealth Group, Inc.	1.4	Health Care Providers & Services
The Interpublic Group of Cos., Inc.	1.3	Media
MPLX LP	1.3	Oil, Gas & Consumable Fuels
Visa, Inc. Class A	1.3	IT Services

±	The top 10 holdings may not be representative of the Portfolio’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATION †

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $10,000 investment made on November 1, 2012 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charge, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022±	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-4.99%	9.96%	9.92%	—
Including sales charges	-10.23%	8.72%	9.30%	—

Class C
Excluding contingent deferred sales charges	-5.65%	9.14%	9.10%	—
Including contingent deferred sales charges	-6.60%	9.14%	9.10%	—

Institutional	-4.62%	10.35%	10.33%	—

Investor	-4.70%	10.24%	10.19%	—

Class R6 (Commenced February 28, 2018)	-4.62%	N/A	N/A	9.92%

Class R	-5.10%	9.71%	9.65%	—

Class P (Commenced April 16, 2018)	-4.62%	N/A	N/A	10.10%

±

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

18

FUND BASICS

Index Definitions

Income Builder Fund

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

EURO STOXX® Banks is a STOXX Sector index. Derived from global indices, the STOXX Industry, Supersector, Sector and Subsector Indices enable highly targeted strategies on business segments.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

It is not possible to invest directly in an unmanaged index.

Rising Dividend Growth Fund

The Alerian MLP Index (AMZ) is a widely recognized, unmanaged index that includes a composite of the 50 most prominent energy MLPs. The Index returns do not reflect the deduction of expenses, which have been deducted from net returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA), total return (AMNAX), net total-return (AMNAN) and adjusted net total-return (AMNTR) basis.

The S&P 500 Index is a market capitalization weighted index of the 500 largest U.S. publicly traded companies by market value.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 43.5%

Advertising(a)(b) – 0.1%
CMG Media Corp.
$2,850,000	8.875%		12/15/27	$2,413,351

Aerospace & Defense(b) – 0.8%
Bombardier, Inc.
900,000	7.500	(a)	12/01/24	897,732
998,000	7.500	(a)	03/15/25	981,244
1,875,000	3.450		11/01/28	1,598,644
Spirit AeroSystems, Inc.
6,285,000	4.600		06/15/28	4,504,522
The Boeing Co.
3,432,000	5.150		05/01/30	3,172,815
1,652,000	5.805		05/01/50	1,419,514
TransDigm, Inc.
3,300,000	5.500		11/15/27	2,997,027
315,000	4.625		01/15/29	268,468
266,000	4.875		05/01/29	226,523
Triumph Group, Inc.
2,885,000	7.750		08/15/25	2,188,417

				18,254,906

Agriculture – 0.3%
BAT Capital Corp.
10,000,000	4.390	(b)	08/15/37	7,250,500
MHP Lux SA
200,000	6.250	(b)	09/19/29	91,000
MHP SE
270,000	7.750		05/10/24	128,638

				7,470,138

Airlines – 0.5%
Allegiant Travel Co.
1,035,000	7.250	(a)(b)	08/15/27	975,363
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
522,000	5.500		04/20/26	497,487
1,717,000	5.750		04/20/29	1,562,470
Azul Investments LLP
200,000	5.875	(b)	10/26/24	149,500
Delta Air Lines, Inc.
3,600,000	7.375	(b)	01/15/26	3,680,892
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.
2,155,000	5.750	(a)(b)	01/20/26	1,988,181
United Airlines, Inc.(a)(b)
1,625,000	4.375		04/15/26	1,486,794
2,080,000	4.625		04/15/29	1,785,722

				12,126,409

Automotive – 1.3%
BorgWarner, Inc.
2,000,000	5.000	(a)	10/01/25	1,947,720
Clarios Global LP/Clarios U.S. Finance Co.
1,850,000	8.500	(a)(b)	05/15/27	1,819,271
Dana, Inc.
2,075,000	4.250	(b)	09/01/30	1,657,925

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive – (continued)
Dealer Tire LLC/DT Issuer LLC
$5,637,000	8.000	%(a)(b)	02/01/28	$4,939,083
Ford Motor Co.
3,726,000	3.250	(b)	02/12/32	2,797,965
Ford Motor Credit Co. LLC(b)
400,000	4.687		06/09/25	378,992
4,260,000	3.375		11/13/25	3,871,062
3,111,000	4.950		05/28/27	2,850,112
1,640,000	3.815		11/02/27	1,422,782
General Motors Co.
3,000,000	6.600	(b)	04/01/36	2,827,560
General Motors Financial Co., Inc.(b)
1,975,000	5.650		01/17/29	1,863,669
4,100,000	3.100		01/12/32	3,123,749

				29,499,890

Banks – 4.2%
Absa Group Ltd. (5 year CMT + 5.411%)
460,000	6.375	(b)(c)	12/31/99	392,380
Access Bank PLC
400,000	6.125	(a)	09/21/26	290,800
Alfa Bank AO Via Alfa Bond Issuance PLC (5 year CMT + 4.546%)
360,000	5.950	(b)(c)(d)(e)	04/15/30	—
Banco BBVA Peru SA (5 year CMT + 2.750%)
190,000	5.250	(b)(c)	09/22/29	180,298
Banco Continental SAECA
720,000	2.750		12/10/25	617,760
Banco Davivienda SA (10 year CMT + 5.097%)
220,000	6.650	(a)(b)(c)	12/31/99	148,266
Banco de Bogota SA
330,000	6.250		05/12/26	300,630
Banco do Brasil SA (10 year CMT + 4.398%)
200,000	6.250	(b)(c)	10/29/49	174,725
Banco Industrial SA (5 year CMT + 4.442%)
930,000	4.875	(a)(b)(c)	01/29/31	840,081
Banco Mercantil del Norte SA(b)(c)
(5 year CMT + 4.643%)
340,000	5.875	(a)	12/31/99	260,950
(5 year CMT + 4.967%)
690,000	6.750		12/31/99	625,312
Banco Nacional de Panama
530,000	2.500	(b)	08/11/30	381,368
Banco Santander SA
2,000,000	3.490		05/28/30	1,578,980
(1 year CMT + 1.600%)
3,600,000	3.225	(b)(c)	11/22/32	2,468,376
Bancolombia SA (5 year CMT + 2.929%)
330,000	7.139	(b)(c)	10/18/27	283,553
Bank Hapoalim BM (5 year CMT + 2.155%)
460,000	3.255	(a)(b)(c)	01/21/32	376,050
Bank Leumi Le-Israel BM (5 year CMT + 1.631%)
710,000	3.275	(a)(b)(c)	01/29/31	605,719
Bank of America Corp. (3M USD LIBOR + 3.898%)
4,000,000	6.100	(b)(c)	12/29/49	3,854,880

20                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Barclays PLC(b)(c)
(1 year CMT + 3.000%)
$4,810,000	5.746%		08/09/33	$4,273,348
(5 year CMT + 5.431%)
4,800,000	8.000		12/31/99	4,307,904
BBVA Bancomer SA (5 year CMT + 2.650%)
530,000	5.125	(b)(c)	01/18/33	428,797
BNP Paribas SA(a)
2,700,000	4.375		05/12/26	2,487,402
(5 year CMT + 4.899%)
2,000,000	7.750	(b)(c)	12/31/99	1,888,520
(SOFR + 1.561%)
3,050,000	3.132	(b)(c)	01/20/33	2,262,459
BPCE SA(a)
4,150,000	4.625		09/12/28	3,705,535
(SOFR + 1.730%)
2,100,000	3.116	(b)(c)	10/19/32	1,444,758
Citigroup, Inc.(b)(c)
(3M USD LIBOR + 4.230%)
1,325,000	5.900		12/29/49	1,313,353
(3M USD LIBOR + 4.517%)
1,890,000	6.250		12/29/49	1,826,553
(5 year CMT + 3.597%)
1,000,000	4.000		12/31/99	843,010
(SOFR + 1.351%)
3,325,000	3.057		01/25/33	2,597,224
(SOFR + 3.914%)
900,000	4.412		03/31/31	801,747
Comerica, Inc. (5 year CMT + 5.291%)
1,000,000	5.625	(b)(c)	12/31/99	969,720
Credit Bank of Moscow Via CBOM Finance PLC
260,000	4.700	(a)	01/29/25	79,381
(5 Year USD Swap + 5.416%)
280,000	7.500	(b)(c)	10/05/27	28,000
Credit Suisse Group AG(a)(b)
1,726,000	4.282		01/09/28	1,418,289
(5 year USD Swap + 4.598%)
1,702,000	7.500	(c)	12/29/49	1,549,143
Deutsche Bank AG (5 year CMT + 4.524%)
800,000	6.000	(b)(c)	12/31/99	628,768
First Bank of Nigeria Ltd. Via FBN Finance Co. BV
200,000	8.625	(a)	10/27/25	166,000
Freedom Mortgage Corp.(a)(b)
3,225,000	7.625		05/01/26	2,546,299
2,610,000	6.625		01/15/27	1,946,173
Grupo Aval Ltd.
580,000	4.375	(b)	02/04/30	400,309
ING Groep NV (5 year USD Swap + 4.446%)
3,000,000	6.500	(b)(c)	12/29/49	2,731,590
Intesa Sanpaolo SpA
8,000,000	5.017	(a)	06/26/24	7,638,000
Ipoteka-Bank ATIB
450,000	5.500		11/19/25	383,625
Itau Unibanco Holding SA (5 year CMT + 3.981%)
500,000	6.125	(b)(c)	12/31/99	467,312

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
JPMorgan Chase & Co. (SOFR + 2.515%)
$441,000	2.956	%(b)(c)	05/13/31	$347,367
JPMorgan Chase & Co. (3M USD LIBOR + 3.330%)
4,000,000	6.125	(b)(c)	12/31/49	3,921,320
Macquarie Group Ltd. (3M USD LIBOR + 1.372%)
3,650,000	3.763	(a)(b)(c)	11/28/28	3,220,541
Morgan Stanley(b)(c)
(3M USD LIBOR + 4.435%)
2,500,000	5.875		12/31/99	2,403,475
(SOFR + 1.290%)
1,950,000	2.943		01/21/33	1,516,983
NBK Tier 1 Financing 2 Ltd. (6 year CMT + 2.832%)
790,000	4.500	(b)(c)	12/31/99	691,250
Regions Financial Corp. (5 year CMT + 5.430%)
1,000,000	5.750	(b)(c)	12/31/99	968,830
Standard Chartered PLC (5 year CMT + 3.805%)
4,255,000	4.750	(a)(b)(c)	12/31/99	2,850,722
The Bank of New York Mellon Corp. (5 year CMT + 4.358%)
2,000,000	4.700	(b)(c)	12/31/99	1,914,240
The PNC Financial Services Group, Inc. (b)(c)
(5 year CMT + 3.000%)
2,000,000	6.000		12/31/99	1,862,940
(5 year CMT + 3.238%)
3,000,000	6.200		12/31/99	2,835,030
Tinkoff Bank JSC Via TCS Finance Ltd. (5 year CMT + 5.150%)
200,000	6.000	(a)(b)(c)	12/31/49	70,000
Truist Financial Corp. (5 year CMT + 4.605%)
1,000,000	4.950	(b)(c)	12/31/99	958,150
Truist Financial Corp. (10 year CMT + 4.349%)
2,237,000	5.100	(b)(c)	12/31/99	1,966,793
Turkiye Vakiflar Bankasi TAO
200,000	6.000		11/01/22	200,000
U.S. Bancorp (5 year CMT + 2.541%)
1,000,000	3.700	(b)(c)	12/31/99	767,720
Ubs Group AG (5 year USD Swap + 4.590%)
4,000,000	6.875	(b)(c)	12/29/49	3,796,760
UniCredit SpA (5 year CMT + 4.750%)
1,525,000	5.459	(a)(b)(c)	06/30/35	1,139,053
United Bank for Africa PLC
200,000	6.750		11/19/26	168,975
Uzbek Industrial and Construction Bank ATB
600,000	5.750		12/02/24	525,300
Wells Fargo & Co. (5 year CMT + 3.453%)
1,000,000	3.900	(b)(c)	12/31/99	848,880
Yapi ve Kredi Bankasi A/S (5 year USD Swap + 11.245%)
260,000	13.875	(b)(c)	12/31/99	267,930

				95,755,606

Beverages(b) – 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS
420,000	3.375	(a)	06/29/28	294,604
200,000	3.375		06/29/28	140,287
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
8,050,000	4.700		02/01/36	7,274,141

The accompanying notes are an integral part of these financial statements.                21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Beverages(b) – (continued)
Anheuser-Busch InBev Worldwide, Inc.
$2,100,000	4.750%		01/23/29	$2,044,875
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL
200,000	5.250	(a)	04/27/29	176,225
Coca-Cola Icecek AS
260,000	4.500		01/20/29	207,399
Constellation Brands, Inc.
2,275,000	2.875		05/01/30	1,881,493
3,975,000	2.250		08/01/31	3,049,898
Keurig Dr Pepper, Inc.
1,055,000	3.200		05/01/30	894,904
308,000	3.800		05/01/50	214,821

				16,178,647

Building Materials(a)(b) – 0.5%
Builders FirstSource, Inc.
1,800,000	5.000		03/01/30	1,546,884
Cemex SAB de CV (5 year CMT + 4.534%)
470,000	5.125	(c)	12/31/99	385,659
CP Atlas Buyer, Inc.
2,160,000	7.000		12/01/28	1,557,036
GCC SAB de CV
450,000	3.614		04/20/32	354,375
Masonite International Corp.
2,075,000	5.375		02/01/28	1,900,804
Standard Industries, Inc.
1,880,000	4.375		07/15/30	1,522,292
4,054,000	3.375		01/15/31	3,038,392

				10,305,442

Chemicals(b) – 1.0%
Air Products & Chemicals, Inc.
200,000	2.800		05/15/50	128,088
Ashland LLC
3,225,000	3.375	(a)	09/01/31	2,525,917
ASP Unifrax Holdings, Inc.
775,000	5.250	(a)	09/30/28	623,115
Avient Corp.
1,725,000	7.125	(a)	08/01/30	1,650,721
Axalta Coating Systems LLC
3,100,000	3.375	(a)	02/15/29	2,560,073
Herens Holdco S.a.r.l.
1,795,000	4.750	(a)	05/15/28	1,469,872
Huntsman International LLC
2,104,000	4.500		05/01/29	1,833,468
INEOS Quattro Finance 2 PLC
780,000	3.375	(a)	01/15/26	657,938
Ingevity Corp.
1,305,000	3.875	(a)	11/01/28	1,107,332
Minerals Technologies, Inc.
1,695,000	5.000	(a)	07/01/28	1,470,548
OCP SA
640,000	5.125		06/23/51	382,320

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(b) – (continued)
Rayonier AM Products, Inc.
	$281,000	7.625	%(a)	01/15/26	$244,203
Sasol Financing USA LLC
	280,000	4.375		09/18/26	244,702
	510,000	5.500		03/18/31	381,002
SPCM SA(a)
	740,000	3.125		03/15/27	646,649
	925,000	3.375		03/15/30	739,796
The Chemours Co.
	4,560,000	4.625	(a)	11/15/29	3,553,380
Valvoline, Inc.
	885,000	3.625	(a)	06/15/31	698,097
WR Grace Holdings LLC
	1,855,000	5.625	(a)	08/15/29	1,433,971

					22,351,192

Commercial Services – 1.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(a)(b)
	2,557,000	6.625		07/15/26	2,447,688
	1,700,000	6.000		06/01/29	1,184,628
APi Group DE, Inc.(a)(b)
	5,193,000	4.125		07/15/29	4,162,397
	575,000	4.750		10/15/29	481,309
APX Group, Inc.
	4,286,000	5.750	(a)(b)	07/15/29	3,381,997
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
	1,605,000	5.375	(a)(b)	03/01/29	1,388,710
Chesapeake Energy Corp.
	2,000,000	5.500		09/15/26	45,000
HealthEquity, Inc.
	1,058,000	4.500	(a)(b)	10/01/29	924,565
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS
	199,946	9.500	(a)(b)	07/10/36	158,807
Mersin Uluslararasi Liman Isletmeciligi A/S
	460,000	5.375	(b)	11/15/24	421,849
Metis Merger Sub LLC
	717,000	6.500	(a)(b)	05/15/29	577,379
NESCO Holdings II, Inc.
	3,083,000	5.500	(a)(b)	04/15/29	2,697,748
North Queensland Export Terminal Pty Ltd.
	200,000	4.450		12/15/22	196,470
Rent-A-Center, Inc.
	850,000	6.375	(a)(b)	02/15/29	660,407
Sabre Global, Inc.
	2,405,000	9.250	(a)(b)	04/15/25	2,344,755
Techem Verwaltungsgesellschaft 674 MBH
EUR	668,190	6.000	(b)	07/30/26	619,015
The ADT Security Corp.
	$4,387,000	4.125	(a)(b)	08/01/29	3,760,493
The Bidvest Group UK PLC
	470,000	3.625	(a)(b)	09/23/26	396,063
Verisure Holding AB
EUR	725,000	3.250	(a)(b)	02/15/27	609,217
Verisure Midholding AB(b)
	800,000	5.250	(a)	02/15/29	608,809

22                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Commercial Services – (continued)
EUR	1,450,000	5.250%		02/15/29	$1,103,467

					28,170,773

Computers(b) – 0.6%
Booz Allen Hamilton, Inc.
	$2,513,000	3.875	(a)	09/01/28	2,214,506
Dell International LLC/EMC Corp.
	2,475,000	5.300		10/01/29	2,314,769
	2,699,000	8.100		07/15/36	2,860,292
Hewlett Packard Enterprise Co.
	2,730,000	6.200		10/15/35	2,672,943
KBR, Inc.
	1,161,000	4.750	(a)	09/30/28	1,016,932
Presidio Holdings, Inc.
	2,095,000	8.250	(a)	02/01/28	1,866,519
Unisys Corp.
	1,060,000	6.875	(a)	11/01/27	890,018

					13,835,979

Construction – 0.1%
Toronto-Dominion Bank
	2,000,000	8.125		10/31/82	2,023,860

Distribution & Wholesale(a)(b) – 0.2%
American Builders & Contractors Supply Co., Inc.
	2,760,000	3.875		11/15/29	2,264,580
BCPE Empire Holdings, Inc.
	2,446,000	7.625		05/01/27	2,227,768
IAA, Inc.
	750,000	5.500		06/15/27	703,162

					5,195,510

Diversified Financial Services – 2.9%
AerCap Holdings NV (5 year CMT + 4.535%)
	1,825,000	5.875	(b)(c)	10/10/79	1,639,471
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	3,625,000	3.000	(b)	10/29/28	2,927,985
AG TTMT Escrow Issuer LLC
	1,025,000	8.625	(a)(b)	09/30/27	1,028,967
Air Lease Corp.
	2,750,000	3.750	(b)	06/01/26	2,493,948
Ally Financial, Inc.
	4,000,000	8.000		11/01/31	4,106,120
Ally Financial, Inc. (7 year CMT + 3.481%)
	3,415,000	4.700	(b)(c)	12/31/99	2,313,048
American Express Co. (5 year CMT + 2.854%)
	1,000,000	3.550	(b)(c)	12/31/99	777,160
Aviation Capital Group LLC
	800,000	1.950	(a)(b)	01/30/26	665,864
Avolon Holdings Funding Ltd.(a)(b)
	3,450,000	5.250		05/15/24	3,343,498
	1,300,000	3.250		02/15/27	1,064,206
	1,927,000	2.528		11/18/27	1,478,221
B3 SA - Brasil Bolsa Balcao
	290,000	4.125	(a)	09/20/31	229,879

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Castlelake Aviation Finance DAC
$2,420,000	5.000	%(a)(b)	04/15/27	$2,056,492
Discover Financial Services (5 year CMT + 5.783%)
1,000,000	6.125	(b)(c)	12/31/99	969,100
Global Aircraft Leasing Co. Ltd.(f) (PIK 7.250%, Cash 6.500%)
1,947,294	6.500	(a)(b)	09/15/24	1,530,552
Intercorp Financial Services, Inc.
340,000	4.125	(b)	10/19/27	292,676
Jefferies Finance LLC/JFIN Co-Issuer Corp.
3,829,000	5.000	(a)(b)	08/15/28	3,009,249
Midcap Financial Issuer Trust(a)(b)
2,567,000	6.500		05/01/28	2,182,181
810,000	5.625		01/15/30	623,870
Nationstar Mortgage Holdings, Inc.
2,651,000	5.500	(a)(b)	08/15/28	2,162,129
Navient Corp.
3,000,000	5.500		01/25/23	3,000,330
4,388,000	5.500	(b)	03/15/29	3,497,455
NFP Corp.
3,360,000	6.875	(a)(b)	08/15/28	2,895,581
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,542,277
1,643,000	4.000	(b)	09/15/30	1,238,921
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.
1,365,000	6.375	(a)(b)	02/01/27	1,265,765
Raymond James Financial, Inc.
900,000	4.650	(b)	04/01/30	838,044
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(a)(b)
2,305,000	2.875		10/15/26	1,931,521
2,390,000	4.000		10/15/33	1,668,363
The Charles Schwab Corp. (b)(c)
(3M USD LIBOR + 3.315%)
2,195,000	6.397		12/29/49	2,196,712
(5 year CMT + 3.168%)
2,875,000	4.000		12/31/99	2,344,965
(5 year CMT + 4.971%)
2,250,000	5.375		12/31/99	2,197,575
United Wholesale Mortgage LLC
3,195,000	5.500	(a)(b)	04/15/29	2,424,142
Universe Trek Ltd.
200,000	0.000	(g)(h)	06/15/26	170,424
VistaJet Malta Finance PLC/XO Management Holding, Inc.(a)(b)
1,230,000	7.875		05/01/27	1,117,910
3,525,000	6.375		02/01/30	2,945,596

				66,170,197

Electrical – 0.7%
AES Panama Generation Holdings Srl
460,000	4.375	(b)	05/31/30	361,618
Calpine Corp.
4,215,000	3.750	(a)(b)	03/01/31	3,448,629
Cikarang Listrindo Tbk PT
200,000	4.950	(b)	09/14/26	173,850

The accompanying notes are an integral part of these financial statements.                23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA
$200,000	5.375%		12/30/30	$102,640
Eskom Holdings SOC Ltd.
430,000	7.125		02/11/25	400,249
220,000	6.350	(i)	08/10/28	196,969
Lamar Funding Ltd.
470,000	3.958		05/07/25	432,341
LLPL Capital Pte Ltd.
392,472	6.875		02/04/39	302,203
Minejesa Capital B.V.
260,000	4.625		08/10/30	197,210
Mong Duong Finance Holdings BV
530,000	5.125	(b)	05/07/29	367,290
NRG Energy, Inc.(b)
2,800,000	3.750	(a)	06/15/24	2,680,804
115,000	5.750		01/15/28	109,472
448,000	3.375	(a)	02/15/29	374,810
Pacific Gas & Electric Co.
1,470,000	3.500	(b)	08/01/50	899,449
Pike Corp.
2,420,000	5.500	(a)(b)	09/01/28	2,064,768
Sempra Energy (5 year CMT + 4.550%)
3,335,000	4.875	(b)(c)	12/31/99	3,036,751

				15,149,053

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
1,473,000	7.250		06/15/28	1,493,917

Electronics(a)(b) – 0.3%
II-VI, Inc.
1,225,000	5.000		12/15/29	1,049,311
Imola Merger Corp.
6,867,000	4.750		05/15/29	5,954,856
TTM Technologies, Inc.
799,000	4.000		03/01/29	675,299

				7,679,466

Energy-Alternate Sources(b) – 0.0%
Azure Power Solar Energy Pvt Ltd.
200,000	5.650		12/24/24	162,000
Greenko Solar Mauritius Ltd.
350,000	5.950		07/29/26	280,875

				442,875

Engineering & Construction – 0.4%
Aeropuertos Dominicanos Siglo XXI SA
630,000	6.750	(b)	03/30/29	551,722
Arcosa, Inc.
1,221,000	4.375	(a)(b)	04/15/29	1,056,531
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par
950,000	4.050	(a)(b)	04/27/26	761,662
Dycom Industries, Inc.
2,764,000	4.500	(a)(b)	04/15/29	2,416,455

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Engineering & Construction – (continued)
Global Infrastructure Solutions, Inc.(a)(b)
$4,435,000	5.625%		06/01/29	$3,286,734
1,390,000	7.500		04/15/32	1,029,851
IHS Holding Ltd.(a)(b)
200,000	5.625		11/29/26	148,350
200,000	6.250		11/29/28	143,038
International Airport Finance SA
195,594	12.000	(b)	03/15/33	169,189
Mexico City Airport Trust
320,000	5.500		10/31/46	203,760

				9,767,292

Entertainment(a)(b) – 1.0%
Allen Media LLC/Allen Media Co-Issuer, Inc.
1,575,000	10.500		02/15/28	637,859
Banijay Entertainment SASU
1,800,000	5.375		03/01/25	1,669,176
Boyne USA, Inc.
1,275,000	4.750		05/15/29	1,115,510
Lions Gate Capital Holdings LLC
2,540,000	5.500		04/15/29	1,927,225
Motion Bondco DAC
3,250,000	6.625		11/15/27	2,722,460
Penn Entertainment, Inc.
3,067,000	4.125		07/01/29	2,438,388
Scientific Games International, Inc.
500,000	7.000		05/15/28	483,810
SeaWorld Parks & Entertainment, Inc.
4,880,000	5.250		08/15/29	4,240,232
Six Flags Entertainment Corp.
1,854,000	5.500		04/15/27	1,667,729
Warnermedia Holdings, Inc.
2,300,000	4.054		03/15/29	1,955,943
4,775,000	4.279		03/15/32	3,859,012

				22,717,344

Environmental(b) – 0.6%
Covanta Holding Corp.
670,000	5.000		09/01/30	558,619
GFL Environmental, Inc.(a)
730,000	5.125		12/15/26	696,216
6,980,000	4.000		08/01/28	5,985,280
Madison IAQ LLC (a)
4,294,000	4.125		06/30/28	3,584,073
485,000	5.875		06/30/29	333,646
Stericycle, Inc.
1,950,000	5.375	(a)	07/15/24	1,921,608

				13,079,442

Food & Drug Retailing(b) – 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC(a)
1,995,000	5.875		02/15/28	1,875,779
502,000	4.875		02/15/30	445,425

24                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing(b) – (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertson’s LLC
	$2,595,000	4.625	%(a)	01/15/27	$2,406,759
Bellis Acquisition Co. PLC
GBP 475,000		3.250	(a)	02/16/26	444,554
H-Food Holdings LLC/Hearthside Finance Co., Inc.
	$2,820,000	8.500	(a)	06/01/26	1,645,470
Kraft Heinz Foods Co.
	2,303,000	5.000		07/15/35	2,124,126
	2,592,000	4.375		06/01/46	2,025,285
Performance Food Group, Inc.
	1,150,000	5.500	(a)	10/15/27	1,094,662
Post Holdings, Inc.
	5,984,000	4.625	(a)	04/15/30	5,058,455
US Foods, Inc.(a)
	2,690,000	4.750		02/15/29	2,393,481
	1,020,000	4.625		06/01/30	886,053

					20,400,049

Forest Products&Paper(a)(b) – 0.0%
Glatfelter Corp.
	670,000	4.750		11/15/29	431,493

Gas(b) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
	4,125,000	5.875		08/20/26	3,876,180
China Oil & Gas Group Ltd.
	102,857	5.500		01/25/23	100,209

					3,976,389

Healthcare Providers & Services(b) – 1.2%
CAB SELAS
EUR	1,175,000	3.375	(a)	02/01/28	911,026
Catalent Pharma Solutions, Inc.(a)
	$1,005,000	3.125		02/15/29	822,803
	840,000	3.500		04/01/30	678,367
Chrome Holdco SASU
EUR	2,100,000	5.000	(a)	05/31/29	1,504,299
CHS/Community Health Systems, Inc.(a)
	$1,540,000	6.125		04/01/30	630,568
	2,170,000	4.750		02/15/31	1,456,157
DaVita, Inc.
	7,070,000	3.750	(a)	02/15/31	5,130,063
Encompass Health Corp.
	1,200,000	4.500		02/01/28	1,072,980
HCA, Inc.
	250,000	5.875		02/15/26	247,872
Laboratoire Eimer Selas
EUR	500,000	5.000	(a)	02/01/29	347,024
LifePoint Health, Inc.
	$2,635,000	5.375	(a)	01/15/29	1,674,753
Medline Borrower LP(a)
	3,270,000	3.875		04/01/29	2,670,936
	2,285,000	5.250		10/01/29	1,781,112

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services(b) – (continued)
Molina Healthcare, Inc.
$1,893,000	3.875	%(a)	05/15/32	$1,577,229
Pediatrix Medical Group, Inc.
725,000	5.375	(a)	02/15/30	625,849
Select Medical Corp.
1,700,000	6.250	(a)	08/15/26	1,621,919
Tenet Healthcare Corp.(a)
2,000,000	6.250		02/01/27	1,921,520
3,289,000	6.125		06/15/30	3,058,277

				27,732,754

Holding Companies-Diversified(b) – 0.0%
KOC Holding A/S
700,000	6.500		03/11/25	655,725

Home Builders – 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC
1,642,000	4.875	(a)(b)	02/15/30	1,259,989
Century Communities, Inc.
4,550,000	3.875	(a)(b)	08/15/29	3,585,400
Installed Building Products, Inc.
800,000	5.750	(a)(b)	02/01/28	708,472
KB Home
1,805,000	7.250	(b)	07/15/30	1,668,037
LGI Homes, Inc.
3,698,000	4.000	(a)(b)	07/15/29	2,831,780
PulteGroup, Inc.
3,000,000	7.875		06/15/32	3,150,420
Taylor Morrison Communities, Inc.
1,301,000	5.125	(a)(b)	08/01/30	1,081,638

				14,285,736

Home Furnishings(a)(b) – 0.1%
Tempur Sealy International, Inc.
1,515,000	3.875		10/15/31	1,140,598

Household Products(b) – 0.1%
Central Garden & Pet Co.
1,380,000	4.125		10/15/30	1,143,758
Spectrum Brands, Inc.
108,000	5.750		07/15/25	106,532

				1,250,290

Housewares(b) – 0.3%
CD&R Smokey Buyer, Inc.
1,094,000	6.750	(a)	07/15/25	1,039,245
Newell Brands, Inc.
1,380,000	5.750		04/01/46	1,061,192
SWF Escrow Issuer Corp.
3,255,000	6.500	(a)	10/01/29	1,870,453
The Scotts Miracle-Gro Co.
3,702,000	4.000		04/01/31	2,835,140
Turkiye Sise ve Cam Fabrikalari A/S
530,000	6.950		03/14/26	488,793

				7,294,823

The accompanying notes are an integral part of these financial statements.                25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – 0.9%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
$1,550,000	10.125%		08/01/26	$1,547,272
2,230,000	4.250		02/15/29	1,822,222
2,490,000	6.000		08/01/29	2,061,122
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
1,666,000	6.750	(a)(b)	10/15/27	1,522,707
American International Group, Inc.
2,250,000	3.400	(b)	06/30/30	1,935,563
BroadStreet Partners, Inc.
2,940,000	5.875	(a)(b)	04/15/29	2,376,461
Fidelity & Guaranty Life Holdings, Inc.
2,850,000	5.500	(a)(b)	05/01/25	2,787,414
Markel Corp. (5 year CMT + 5.662%)
1,500,000	6.000	(b)(c)	12/31/99	1,441,245
Prudential Financial, Inc.(b)(c)
(3M USD LIBOR + 3.920%)
1,000,000	5.625		06/15/43	988,100
(5 year CMT + 3.234%)
1,500,000	6.000		09/01/52	1,370,160
Sagicor Financial Co. Ltd.
200,000	5.300	(a)(b)	05/13/28	182,420
Transatlantic Holdings, Inc.
75,000	8.000		11/30/39	87,299
USI, Inc.
1,850,000	6.875	(a)(b)	05/01/25	1,804,472

				19,926,457

Internet – 1.7%
Booking Holdings, Inc.
2,850,000	4.625	(b)	04/13/30	2,687,693
Endurance International Group Holdings, Inc.
4,173,000	6.000	(a)(b)	02/15/29	2,715,621
Expedia Group, Inc.(b)
1,160,000	6.250	(a)	05/01/25	1,159,316
1,382,000	4.625		08/01/27	1,294,008
3,425,000	3.250		02/15/30	2,762,502
Getty Images, Inc.
3,720,000	9.750	(a)(b)	03/01/27	3,683,581
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
1,305,000	5.250	(a)(b)	12/01/27	1,233,721
GrubHub Holdings, Inc.
3,400,000	5.500	(a)(b)	07/01/27	2,282,318
ION Trading Technologies Sarl
1,868,000	5.750	(a)(b)	05/15/28	1,503,833
Match Group Holdings II LLC
2,103,000	3.625	(a)(b)	10/01/31	1,602,360
NortonLifeLock, Inc.
4,000,000	5.000	(a)(b)	04/15/25	3,889,000
Prosus NV
200,000	3.257	(b)	01/19/27	165,000
Twitter, Inc.
3,735,000	5.000	(a)(b)	03/01/30	3,758,717
Uber Technologies, Inc.(a)(b)
3,200,000	7.500		05/15/25	3,200,352
1,800,000	6.250		01/15/28	1,728,126

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet – (continued)
	$4,090,000	4.500%		08/15/29	$3,506,275
United Group B.V.
EUR	1,225,000	4.625	(a)(b)	08/15/28	869,469
Vnet Group, Inc.
	$220,000	0.000	(g)(h)	02/01/26	181,631

					38,223,523

Investment Companies(b) – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	5,743,000	4.375		02/01/29	4,819,813

Iron/Steel – 0.2%
CAP SA
	200,000	3.900	(a)(b)	04/27/31	136,413
Cleveland-Cliffs, Inc.(b)
	2,250,000	5.875		06/01/27	2,092,882
	1,620,000	4.875	(a)	03/01/31	1,369,532
Metinvest BV(b)
	200,000	7.750		04/23/23	105,000
	200,000	8.500		04/23/26	84,000
Samarco Mineracao SA
	400,000	4.125	(d)	11/01/22	188,000
Vale Overseas Ltd.
	460,000	3.750	(b)	07/08/30	378,350

					4,354,177

Leisure Time(a)(b) – 0.1%
NCL Corp. Ltd.
	2,231,000	3.625		12/15/24	1,947,998
TUI Cruises GmbH
EUR	1,100,000	6.500		05/15/26	802,413

					2,750,411

Lodging(b) – 0.3%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand
Vacations Borrower Esc
	$3,795,000	5.000	(a)	06/01/29	3,265,863
Marriott Ownership Resorts, Inc.
	710,000	4.500	(a)	06/15/29	594,277
MGM Resorts International
	1,832,000	4.750		10/15/28	1,590,689
Travel + Leisure Co.
	598,000	6.625	(a)	07/31/26	583,505

					6,034,334

Machinery - Construction & Mining(a)(b) – 0.2%
BWX Technologies, Inc.
	1,023,000	4.125		06/30/28	902,910
Vertiv Group Corp.
	2,956,000	4.125		11/15/28	2,570,656

					3,473,566

Machinery-Diversified(a)(b) – 0.2%
Titan Acquisition Ltd./Titan Co-Borrower LLC
	588,000	7.750		04/15/26	490,563

26                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Machinery-Diversified(a)(b) – (continued)
TK Elevator Holdco GmbH
	$4,509,000	7.625%		07/15/28	$3,728,492

					4,219,055

Media – 3.6%
Altice Financing SA(a)(b)
	1,848,000	5.000		01/15/28	1,476,478
EUR	2,975,000	4.250		08/15/29	2,251,896
AMC Networks, Inc.
	$1,800,000	4.750	(b)	08/01/25	1,651,860
Cable Onda SA
	450,000	4.500	(b)	01/30/30	365,850
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
	4,980,000	4.750		03/01/30	4,149,236
	4,800,000	4.750		02/01/32	3,848,016
	6,580,000	4.250		01/15/34	4,831,694
Charter Communications Operating LLC/Charter
Communications Operating Capital
	12,000,000	6.384	(b)	10/23/35	10,979,880
Comcast Corp.
	2,827,000	2.800	(b)	01/15/51	1,679,521
CSC Holdings LLC(a)(b)
	2,298,000	4.625		12/01/30	1,655,571
	5,372,000	5.000		11/15/31	3,891,423
Cumulus Media New Holdings, Inc.
	2,421,000	6.750	(a)(b)	07/01/26	2,101,694
Diamond Sports Group LLC/Diamond Sports Finance Co.
	3,345,000	6.625	(a)(b)	08/15/27	170,628
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.
	5,980,000	5.875	(a)(b)	08/15/27	5,382,120
DISH DBS Corp.
	1,720,000	5.250	(a)(b)	12/01/26	1,493,424
	1,700,000	7.375	(b)	07/01/28	1,292,221
	4,195,000	5.125		06/01/29	2,835,484
Gray Television, Inc.
	3,125,000	7.000	(a)(b)	05/15/27	2,976,844
iHeartCommunications, Inc.(b)
	4,605,000	8.375		05/01/27	4,140,033
	550,000	4.750	(a)	01/15/28	479,826
LCPR Senior Secured Financing DAC
	3,156,000	5.125	(a)(b)	07/15/29	2,664,895
News Corp.
	2,470,000	3.875	(a)(b)	05/15/29	2,123,484
Nexstar Media, Inc.
	1,500,000	5.625	(a)(b)	07/15/27	1,412,040
Scripps Escrow II, Inc.
	1,305,000	5.375	(a)(b)	01/15/31	1,060,665
Scripps Escrow, Inc.
	1,050,000	5.875	(a)(b)	07/15/27	951,059
Sinclair Television Group, Inc.
	1,210,000	5.125	(a)(b)	02/15/27	1,016,170
Sirius XM Radio, Inc.(a)(b)
	820,000	3.125		09/01/26	732,826
	5,020,000	4.000		07/15/28	4,333,164
	2,260,000	3.875		09/01/31	1,806,915

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
TEGNA, Inc.
	$2,300,000	4.625	%(b)	03/15/28	$2,188,657
Townsquare Media, Inc.
	2,038,000	6.875	(a)(b)	02/01/26	1,923,872
Urban One, Inc.
	1,690,000	7.375	(a)(b)	02/01/28	1,479,122
Ziggo B.V.
	1,628,000	4.875	(a)(b)	01/15/30	1,373,885
Ziggo Bond Co. B.V.(a)(b)
EUR	675,000	3.375		02/28/30	492,550
	$500,000	5.125		02/28/30	395,715

					81,608,718

Mining – 0.5%
Constellium SE
	2,585,000	3.750	(a)(b)	04/15/29	2,026,847
Endeavour Mining PLC(b)
	200,000	5.000	(a)	10/14/26	155,350
	200,000	5.000		10/14/26	155,350
Freeport-McMoRan, Inc.
	2,000,000	5.400	(b)	11/14/34	1,787,060
Glencore Finance Canada Ltd.
	3,000,000	5.550	(a)	10/25/42	2,476,380
Glencore Funding LLC
	2,975,000	2.850	(a)(b)	04/27/31	2,308,630
Novelis Corp.
	2,400,000	4.750	(a)(b)	01/30/30	2,041,560
Stillwater Mining Co.
	200,000	4.000	(b)	11/16/26	163,725
Vedanta Resources Finance II PLC
	200,000	8.950	(b)	03/11/25	124,000

					11,238,902

Miscellaneous Manufacturing – 0.3%
General Electric Co.
	1,950,000	6.750		03/15/32	2,122,478
(3M USD LIBOR + 3.330%)
	4,477,000	6.623	(b)(c)	12/29/49	4,330,199
Hillenbrand, Inc.
	1,349,000	3.750	(b)	03/01/31	1,081,250

					7,533,927

Multi-National – 0.0%
The African Export-Import Bank
	200,000	3.994	(b)	09/21/29	160,080
The Eastern & Southern African Trade & Development Bank
	520,000	4.125		06/30/28	411,840

					571,920

Office & Business Equipment(b) – 0.1%
CDW LLC/CDW Finance Corp.
	1,440,000	4.125		05/01/25	1,369,066
Xerox Holdings Corp.
	1,055,000	5.000	(a)	08/15/25	954,015

					2,323,081

The accompanying notes are an integral part of these financial statements.                27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil & Gas – 0.0%
YPF SA
$218,750	8.500%		03/23/25	$175,547

Oil & Gas Services – 0.0%
Guara Norte S.a.r.l
346,376	5.198		06/15/34	270,173

Oil Field Services – 2.2%
California Resources Corp.
2,135,000	7.125	(a)(b)	02/01/26	2,106,626
Cia General de Combustibles SA
121,380	9.500	(a)	03/08/25	114,932
Civitas Resources, Inc
1,345,000	5.000	(a)(b)	10/15/26	1,239,888
Continental Resources, Inc.
1,306,000	5.750	(a)(b)	01/15/31	1,188,316
DNO ASA(a)(b)
196,690	8.375		05/29/24	194,576
330,000	7.875		09/09/26	300,630
EQT Corp.(b)
460,000	3.900		10/01/27	413,430
1,915,000	3.625	(a)	05/15/31	1,593,606
Genel Energy Finance 4 PLC
200,000	9.250	(a)(b)	10/14/25	186,200
Geopark Ltd.
200,000	5.500	(a)(b)	01/17/27	161,350
Hunt Oil Co. of Peru LLC Sucursal Del Peru
421,360	6.375		06/01/28	380,277
Kosmos Energy Ltd.
500,000	7.125	(b)	04/04/26	416,250
Leviathan Bond Ltd.
470,000	5.750	(a)(b)	06/30/23	464,654
Lukoil Securities B.V.
250,000	3.875	(a)	05/06/30	176,250
MEG Energy Corp.(a)(b)
2,480,000	7.125		02/01/27	2,523,747
1,250,000	5.875		02/01/29	1,198,250
Nabors Industries, Inc.(a)(b)
2,645,000	9.000		02/01/25	2,682,533
4,795,000	7.375		05/15/27	4,724,513
Noble Finance Co.(b)(f)
(PIK 15.000%, Cash 11.000%)
55,098	11.000	(a)	02/15/28	59,419
(PIK 15.000%, Cash 11.000%)
564,689	11.000		02/15/28	608,972
Occidental Petroleum Corp.(b)
2,180,000	8.000		07/15/25	2,313,372
2,550,000	6.625		09/01/30	2,653,963
Petroleos Mexicanos
210,000	6.490	(b)	01/23/27	183,414
290,000	6.500		03/13/27	252,735
Range Resources Corp.(b)
1,470,000	5.000		03/15/23	1,466,854
985,000	4.750	(a)	02/15/30	870,957
Saka Energi Indonesia PT
200,000	4.450		05/05/24	185,725

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
SEPLAT Energy PLC
	$630,000	7.750	%(a)(b)	04/01/26	$486,990
ShaMaran Petroleum Corp.
	260,000	12.000	(a)(b)	07/30/25	239,200
Southwestern Energy Co.
	1,445,000	4.750	(b)	02/01/32	1,252,425
Sunoco LP/Sunoco Finance Corp.
	6,970,000	4.500	(b)	05/15/29	6,022,219
TechnipFMC PLC
	3,635,000	6.500	(a)(b)	02/01/26	3,495,089
Tiger Holdco Pte Ltd.(f)
	212,334	13.000	(a)(b)	06/10/23	209,454
Transocean Poseidon Ltd.
	910,875	6.875	(a)(b)	02/01/27	871,671
Transocean, Inc.
	4,448,000	11.500	(a)(b)	01/30/27	4,468,327
Tullow Oil PLC
	310,000	7.000	(b)	03/01/25	203,825
USA Compression Partners LP/USA Compression Finance Corp.
	4,480,000	6.875	(b)	04/01/26	4,300,397
YPF SA
	133,000	8.750		04/04/24	114,654

					50,325,690

Packaging – 0.9%
ARD Finance SA(f) (PIK 5.750%, Cash 5.000%)
EUR	2,648,270	5.000	(b)	06/30/27	1,779,663
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal
Packaging Finance PLC(b)
	$523,000	6.000	(a)	06/15/27	501,813
EUR	2,531,000	3.000		09/01/29	1,787,501
	$1,463,000	4.000	(a)	09/01/29	1,114,177
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	3,295,000	5.250	(a)(b)	08/15/27	2,360,406
Berry Global, Inc.(a)(b)
	1,308,000	4.500		02/15/26	1,223,909
	2,000,000	5.625		07/15/27	1,898,900
LABL, Inc.
	1,750,000	6.750	(a)(b)	07/15/26	1,668,818
Owens-Brockway Glass Container, Inc.
	527,000	5.875	(a)	08/15/23	525,414
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group
Issuer LLC
	1,410,000	4.000	(a)(b)	10/15/27	1,247,864
Pactiv LLC
	2,845,000	8.375		04/15/27	2,568,238
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA
	290,000	3.500	(a)(b)	08/02/28	230,151
Sealed Air Corp.
	1,843,000	6.875	(a)	07/15/33	1,767,197
Trivium Packaging Finance B.V.(a)(b)
	1,075,000	5.500		08/15/26	988,377
	1,300,000	8.500		08/15/27	1,233,362

					20,895,790

28                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(b) – 1.2%
AbbVie, Inc.
	$6,650,000	3.200%		11/21/29	$5,805,583
AdaptHealth LLC(a)
	1,445,000	6.125		08/01/28	1,337,622
	670,000	4.625		08/01/29	570,666
	1,020,000	5.125		03/01/30	884,493
Bausch Health Cos., Inc.
	2,240,000	6.125	(a)	02/01/27	1,476,854
Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	2,667,584
Cheplapharm Arzneimittel GmbH
	1,268,000	5.500	(a)	01/15/28	1,051,172
CVS Health Corp.
	4,715,000	3.750		04/01/30	4,163,109
HLF Financing Sarl LLC/Herbalife International, Inc.
	7,384,000	4.875	(a)	06/01/29	5,536,892
Organon & Co./Organon Foreign Debt Co.-Issuer BV(a)
	700,000	4.125		04/30/28	616,119
	1,950,000	5.125		04/30/31	1,655,687
Prestige Brands, Inc.
	1,855,000	3.750	(a)	04/01/31	1,492,756
Teva Pharmaceutical Finance Netherlands II BV
EUR	210,000	3.750		05/09/27	181,641

					27,440,178

Pipelines – 3.8%
Buckeye Partners LP(b)
	$2,100,000	4.350		10/15/24	2,008,356
	4,636,000	3.950		12/01/26	4,064,567
	929,000	4.125		12/01/27	805,815
	1,217,000	4.500	(a)	03/01/28	1,058,583
Cheniere Energy Partners LP
	1,800,000	4.500	(b)	10/01/29	1,589,238
CNX Midstream Partners LP
	1,210,000	4.750	(a)(b)	04/15/30	996,133
CQP Holdco LP/BIP-V Chinook Holdco LLC
	4,130,000	5.500	(a)(b)	06/15/31	3,665,871
DCP Midstream Operating LP
	4,000,000	6.750	(a)	09/15/37	3,890,480
DT Midstream, Inc.
	4,130,000	4.375	(a)(b)	06/15/31	3,479,731
Energy Transfer LP
	2,985,000	6.625		10/15/36	2,821,900
Enterprise Products Operating LLC (3M USD LIBOR + 2.778%)
	1,000,000	5.860	(b)(c)	06/01/67	834,500
EQM Midstream Partners LP
	2,305,000	7.500	(a)(b)	06/01/27	2,280,198
Genesis Energy LP/Genesis Energy Finance Corp.
	2,010,000	7.750	(b)	02/01/28	1,916,314
Global Partners LP/GLP Finance Corp.
	3,922,000	6.875	(b)	01/15/29	3,570,275
GNL Quintero SA
	222,372	4.634		07/31/29	205,138
Hess Midstream Operations LP
	990,000	5.500	(a)(b)	10/15/30	892,465

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
Howard Midstream Energy Partners LLC
	$1,565,000	6.750	%(a)(b)	01/15/27	$1,420,065
ITT Holdings LLC
	3,380,000	6.500	(a)(b)	08/01/29	2,720,731
Kinder Morgan Energy Partners LP
	7,000,000	7.300		08/15/33	7,252,630
Kinetik Holdings LP
	3,490,000	5.875	(a)(b)	06/15/30	3,299,655
MPLX LP
	5,925,000	2.650	(b)	08/15/30	4,665,641
New Fortress Energy, Inc.
	2,110,000	6.750	(a)(b)	09/15/25	2,071,915
NuStar Logistics LP
	2,569,000	6.375	(b)	10/01/30	2,381,848
Oleoducto Central SA
	490,000	4.000	(b)	07/14/27	398,676
Plains All American Pipeline LP/PAA Finance Corp.
	3,000,000	3.600	(b)	11/01/24	2,872,680
Sabine Pass Liquefaction LLC
	2,275,000	4.200	(b)	03/15/28	2,076,597
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(b)
	3,260,000	5.750		04/15/25	2,738,759
	3,370,000	8.500	(a)	10/15/26	3,236,042
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)(b)
	525,000	6.000		12/31/30	476,238
	4,485,000	6.000		09/01/31	4,014,972
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	1,910,000	4.875	(b)	02/01/31	1,687,886
The Williams Cos., Inc.
	7,000,000	7.500		01/15/31	7,444,850
Venture Global Calcasieu Pass LLC
	3,243,000	4.125	(a)(b)	08/15/31	2,772,506

					85,611,255

Real Estate – 0.1%
Country Garden Holdings Co. Ltd.
	210,000	5.625	(h)	12/15/26	17,850
GTC Aurora Luxembourg SA
EUR	250,000	2.250	(b)	06/23/26	160,445
IRSA Inversiones y Representaciones SA
	$277,787	8.750	(a)(b)	06/22/28	254,696
Realogy Group LLC/Realogy Co.-Issuer Corp.
	2,080,000	5.750	(a)(b)	01/15/29	1,493,710
Redsun Properties Group Ltd.
	230,000	7.300	(b)(d)	01/13/25	10,537
The Howard Hughes Corp.
	734,000	4.125	(a)(b)	02/01/29	581,284

					2,518,522

Real Estate Investment Trust(b) – 0.9%
American Tower Corp.
	2,125,000	3.950		03/15/29	1,881,985

The accompanying notes are an integral part of these financial statements.                29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate Investment Trust(b) – (continued)
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR
Nimbus LLC/GGSI Sellco LL
$600,000	5.750	%(a)	05/15/26	$558,096
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332
390,000	4.375	(a)	07/22/31	241,800
Crown Castle, Inc.
300,000	4.150		07/01/50	213,903
Iron Mountain Information Management Services, Inc.
2,395,000	5.000	(a)	07/15/32	1,974,414
MPT Operating Partnership LP/MPT Finance Corp.
3,000,000	5.000		10/15/27	2,565,060
2,680,000	3.500		03/15/31	1,852,764
SBA Communications Corp.
2,637,000	3.875		02/15/27	2,383,242
Starwood Property Trust, Inc.
2,700,000	4.750		03/15/25	2,547,234
Trust Fibra Uno
510,000	4.869		01/15/30	383,163
VICI Properties LP
2,480,000	4.750		02/15/28	2,264,538
VICI Properties LP/VICI Note Co., Inc.(a)
1,526,000	3.500		02/15/25	1,420,309
1,306,000	4.625		06/15/25	1,228,828

				19,515,336

Retailing(b) – 1.4%
Arko Corp.
1,770,000	5.125	(a)	11/15/29	1,402,495
Asbury Automotive Group, Inc.(a)
1,462,000	4.625		11/15/29	1,202,232
809,000	5.000		02/15/32	652,232
AutoNation, Inc.
961,000	4.750		06/01/30	829,506
Beacon Roofing Supply, Inc.
2,560,000	4.125	(a)	05/15/29	2,119,449
Carvana Co.(a)
850,000	5.500		04/15/27	411,230
1,615,000	4.875		09/01/29	714,605
eG Global Finance PLC
3,800,000	6.750	(a)	02/07/25	3,445,232
Foundation Building Materials, Inc.
1,019,000	6.000	(a)	03/01/29	712,953
GYP Holdings III Corp.
1,160,000	4.625	(a)	05/01/29	916,400
InRetail Consumer
400,000	3.250		03/22/28	316,250
LCM Investments Holdings II LLC
3,020,000	4.875	(a)	05/01/29	2,556,098
Lowe’s Cos., Inc.
2,062,000	3.750		04/01/32	1,779,032
Penske Automotive Group, Inc.
2,179,000	3.750		06/15/29	1,789,177
Specialty Building Products Holdings LLC/SBP Finance Corp.
3,446,000	6.375	(a)	09/30/26	2,791,157

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing(b) – (continued)
SRS Distribution, Inc.(a)
	$1,912,000	4.625%		07/01/28	$1,682,139
	3,525,000	6.125		07/01/29	2,895,717
Suburban Propane Partners LP/Suburban Energy Finance Corp.
	2,245,000	5.000	(a)	06/01/31	1,886,182
The Home Depot, Inc.
	1,170,000	3.350		04/15/50	811,290
Yum! Brands, Inc.
	3,064,000	4.750	(a)	01/15/30	2,737,439

					31,650,815

Semiconductors(b) – 0.5%
Amkor Technology, Inc.
	1,398,000	6.625	(a)	09/15/27	1,379,952
Broadcom, Inc.
	3,723,000	4.150		11/15/30	3,202,897
	2,069,000	3.469	(a)	04/15/34	1,548,626
	1,856,000	3.137	(a)	11/15/35	1,287,340
	3,319,000	3.187	(a)	11/15/36	2,264,587
NXP B.V./NXP Funding LLC/NXP USA, Inc.
	975,000	4.400		06/01/27	914,374
	982,000	3.400		05/01/30	814,343
Qorvo, Inc.
	750,000	4.375		10/15/29	641,198

					12,053,317

Software(b) – 1.0%
AthenaHealth Group, Inc.
	4,765,000	6.500	(a)	02/15/30	3,717,939
Castle U.S. Holding Corp.
	4,104,000	9.500	(a)	02/15/28	1,860,918
Clarivate Science Holdings Corp.(a)
	3,509,000	3.875		07/01/28	3,039,355
	2,401,000	4.875		07/01/29	2,001,930
Elastic NV
	1,835,000	4.125	(a)	07/15/29	1,533,363
Oracle Corp.
	1,405,000	3.600		04/01/50	865,016
Playtika Holding Corp.
	3,198,000	4.250	(a)	03/15/29	2,663,326
PTC, Inc.
	4,000	3.625	(a)	02/15/25	3,816
ROBLOX Corp.
	1,975,000	3.875	(a)	05/01/30	1,621,179
SS&C Technologies, Inc.
	850,000	5.500	(a)	09/30/27	789,965
TeamSystem SpA
EUR	3,100,000	3.500	(a)	02/15/28	2,513,019
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
	$1,450,000	3.875	(a)	02/01/29	1,221,262

					21,831,088

Sovereign(b)(c) – 0.2%
CoBank ACB (3M USD LIBOR + 4.660%)
	5,350,000	6.250		12/29/49	5,131,720

30                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology - Software/Services(a)(b) – 0.1%
Virtusa Corp.
	$2,371,000	7.125%		12/15/28	$1,706,124

Telecommunication Services – 1.4%
Altice France SA
	4,695,000	5.500	(a)(b)	10/15/29	3,578,811
America Movil SAB de CV
	360,000	5.375	(a)(b)	04/04/32	304,042
AT&T, Inc.(b)
	2,900,000	2.750		06/01/31	2,320,435
	3,475,000	2.250		02/01/32	2,613,686
Axian Telecom
	250,000	7.375	(a)(b)	02/16/27	215,000
CommScope, Inc.
	1,430,000	7.125	(a)(b)	07/01/28	1,212,626
CT Trust
	440,000	5.125	(b)	02/03/32	350,295
Digicel Group Holdings Ltd.(f) (PIK 3.000%, Cash 5.000%)
	656,043	8.000	(a)(b)	04/01/25	223,055
Intelsat Jackson Holdings SA(d)(e)
	708,000	5.500		08/01/23	—
	3,000,000	8.500		10/15/24	—
Lorca Telecom Bondco SA
EUR	1,525,000	4.000	(a)(b)	09/18/27	1,326,578
Lumen Technologies, Inc.
	$2,870,000	7.650		03/15/42	1,925,626
Millicom International Cellular SA
	486,000	5.125	(b)	01/15/28	413,799
MTN Mauritius Investments Ltd.
	420,000	6.500		10/13/26	398,816
Nokia of America Corp.
	3,000,000	6.450		03/15/29	2,818,740
Sprint Capital Corp.
	1,150,000	8.750		03/15/32	1,349,157
Telecom Argentina SA
	158,000	8.500	(a)	08/06/25	147,710
Telecom Italia Capital SA
	1,800,000	7.200		07/18/36	1,412,622
	1,000,000	7.721		06/04/38	793,270
T-Mobile USA, Inc.(b)
	7,351,000	3.875		04/15/30	6,504,606
	1,896,000	4.500		04/15/50	1,505,007
Verizon Communications, Inc.
	2,800,000	3.150	(b)	03/22/30	2,373,336

					31,787,217

Telecommunications – 0.0%
Telefonica Celular Del Paraguay SA
	440,000	5.875		04/15/27	397,458

Toys/Games/Hobbies(b) – 0.2%
Mattel, Inc.
	2,475,000	3.150		03/15/23	2,456,289
	2,185,000	3.375	(a)	04/01/26	2,001,198

					4,457,487

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Transportation – 0.2%
Canadian Pacific Railway Co.
$1,900,000	2.450	%(b)	12/02/31	$1,507,897
Cargo Aircraft Management, Inc.
785,000	4.750	(a)(b)	02/01/28	701,028
MV24 Capital B.V.
302,226	6.748	(a)	06/01/34	249,204
XPO Escrow Sub LLC
1,745,000	7.500		11/15/27	1,741,615

				4,199,744

Trucking & Leasing(a)(b) –0.1%
Fortress Transportation & Infrastructure Investors LLC
2,220,000	5.500		05/01/28	1,894,970

TOTAL CORPORATE OBLIGATIONS (Cost $1,162,774,791)				$986,189,461

Shares	Description			Value

Common Stocks – 39.4%
Aerospace & Defense – 0.5%
49,052	L3Harris Technologies, Inc.			$12,089,846

Banks – 3.9%
441,300	Bank of America Corp.			15,904,452
426,136	BNP Paribas SA ADR			10,073,855
194,779	JPMorgan Chase & Co.			24,518,781
78,479	M&T Bank Corp.			13,213,509
1,525,574	Nordea Bank Abp ADR			14,523,464
231,324	Truist Financial Corp.			10,361,002

				88,595,063

Beverages – 0.8%
185,510	Coca-Cola Europacific Partners
	PLC			8,728,245
135,661	The Coca-Cola Co.			8,119,311

				16,847,556

Biotechnology – 0.7%
27,359	Amgen, Inc.			7,396,506
114,027	Gilead Sciences, Inc.			8,946,558

				16,343,064

Capital Markets – 0.9%
12,814	BlackRock, Inc.			8,276,691
89,849	Morgan Stanley			7,382,892
58,226	Singapore Exchange Ltd. ADR			5,185,608

				20,845,191

Chemicals – 0.9%
34,632	Air Products & Chemicals, Inc.			8,671,853
37,761	Linde PLC			11,228,233

				19,900,086

The accompanying notes are an integral part of these financial statements.                31

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)

Commerical Services & Supplies – 0.6%
100,536	Republic Services, Inc.	$13,333,084

Communications Equipment – 0.8%
294,684	Cisco Systems, Inc.	13,387,494
35,606	Intelsat Emergence SA	890,150
152,955	Juniper Networks, Inc.	4,680,423
		18,958,067

Construction & Engineering – 0.3%
278,862	Vinci SA ADR	6,405,460

Consumer Finance – 0.4%
52,963	American Express Co.	7,862,357

Containers & Packaging – 0.2%
106,557	International Paper Co.	3,581,381

Diversified Telecommunication Services – 0.6%
795,278	AT&T, Inc.	14,497,918

Electric Utilities – 0.9%
188,055	NextEra Energy, Inc.	14,574,263
89,077	Xcel Energy, Inc.	5,799,803

		20,374,066

Electrical Equipment – 1.3%
96,723	Eaton Corp. PLC	14,515,220
618,227	Schneider Electric SE ADR	15,634,961

		30,150,181

Electronic Equipment, Instruments & Components – 0.3%
53,620	TE Connectivity Ltd.	6,553,973

Energy Equipment & Services – 0.1%
89,078	Noble Corp. PLC	3,210,371

Entertainment – 0.2%
31,832	Electronic Arts, Inc.	4,009,559

Equity Real Estate Investment Trusts (REITs) – 1.7%
48,215	Alexandria Real Estate
	Equities, Inc.	7,005,639
43,720	American Tower Corp.	9,058,347
38,342	AvalonBay Communities, Inc.	6,714,451
112,993	Healthpeak Properties, Inc.	2,681,324
177,602	Hudson Pacific Properties, Inc.	1,960,726
51,256	Regency Centers Corp.	3,101,501
202,598	Ventas, Inc.	7,927,660

		38,449,648

Food & Staples Retailing – 1.0%
309,782	Koninklijke Ahold Delhaize
	NV ADR	8,646,015
91,954	Walmart, Inc.	13,087,813

		21,733,828

Food Products – 1.5%
74,980	Archer-Daniels-Midland Co.	7,271,560
103,846	General Mills, Inc.	8,471,757
104,241	Nestle SA ADR	11,332,039

Shares	Description	Value

Common Stocks – (continued)

Food Products – (continued)
166,111	The Kraft Heinz Co.	$6,390,290

		33,465,646

Health Care Equipment & Supplies – 1.2%
77,301	Abbott Laboratories	7,648,161
148,791	Medtronic PLC	12,995,406
51,556	Zimmer Biomet Holdings, Inc.	5,843,872

		26,487,439

Health Care Providers & Services – 1.1%
144,673	CVS Health Corp.	13,700,533
20,533	UnitedHealth Group, Inc.	11,398,895

		25,099,428

Hotels, Restaurants & Leisure – 0.9%
46,185	McDonald’s Corp.	12,592,802
61,663	Yum! Brands, Inc.	7,291,650

		19,884,452

Household Products – 0.7%
591,108	Reckitt Benckiser Group PLC	7,844,003
58,372	The Procter & Gamble Co.	7,860,957

		15,704,960

Industrial Conglomerates – 0.5%
54,444	Honeywell International, Inc.	11,107,665

Insurance – 1.8%
56,339	Chubb Ltd.	12,106,687
52,563	Marsh & McLennan Cos., Inc.	8,488,399

173,390	MetLife, Inc.	12,693,882

195,287	Zurich Insurance Group AG ADR	8,293,839

		41,582,807

IT Services – 1.2%
22,939	Accenture PLC Class A	6,512,382
62,990	Cognizant Technology Solutions Corp. Class A	3,921,128
81,953	Fidelity National Information Services, Inc.	6,801,279
72,812	International Business Machines Corp.	10,069,172

		27,303,961

Machinery – 1.2%
33,037	Caterpillar, Inc.	7,151,189
37,656	Cummins, Inc.	9,207,269
50,008	Illinois Tool Works, Inc.	10,678,208

		27,036,666

Media – 0.3%
194,739	Bright Pattern Holding Co.(e)	1,947
157,444	Comcast Corp. Class A	4,997,273

32                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
83,332	The New York Times Co. Class A	$2,413,295

		7,412,515

Metals & Mining – 0.4%
176,982	Rio Tinto PLC	9,441,990

Multiline Retail – 0.3%
42,418	Target Corp.	6,967,157

Multi-Utilities – 1.6%
99,640	Ameren Corp.	8,122,653
121,977	CMS Energy Corp.	6,958,788
109,069	Dominion Energy, Inc.	7,631,558
118,494	National Grid PLC ADR	6,472,142
53,223	Sempra Energy	8,033,480

		37,218,621

Oil, Gas & Consumable Fuels – 3.3%
2,490	Chesapeake Energy Corp.	254,652
139,828	ConocoPhillips	17,630,913
185,358	Devon Energy Corp.	14,337,441
127,341	Exxon Mobil Corp.	14,110,656
40,063	Pioneer Natural Resources Co.	10,272,554
298,827	Shell PLC ADR	16,623,746
86,915	Summit Midstream Partners LP*	1,664,422

		74,894,384

Personal Products – 0.4%
194,889	Unilever PLC	8,869,398

Pharmaceuticals – 3.7%
146,497	AstraZeneca PLC ADR	8,615,489
301,184	Bristol-Myers Squibb Co.	23,332,724
48,378	Eli Lilly & Co.	17,517,190
137,095	Johnson & Johnson	23,850,417
262,741	Roche Holding AG	10,861,713

		84,177,533

Real Estate Management & Development – 0.4%
713,764	Vonovia SE	7,858,542

Road & Rail – 0.3%
31,109	Norfolk Southern Corp.	7,095,030

Semiconductors & Semiconductor Equipment – 1.2%
25,171	KLA Corp.	7,965,363
129,601	Marvell Technology, Inc.	5,142,568
40,055	Texas Instruments, Inc.	6,434,034
111,200	Tokyo Electron Ltd.	7,323,632

		26,865,597

Software – 0.3%
194,739	Aspect Software, Inc.(e)	1,948
28,632	Microsoft Corp.	6,646,346

		6,648,294

Shares	Description		Value

Common Stocks – (continued)

Specialty Retail – 0.6%
21,424	Advance Auto Parts, Inc.		$4,068,846
121,276	Foot Locker, Inc.		3,844,449
55,489	Ross Stores, Inc.		5,309,743

			13,223,038

Technology Hardware, Storage & Peripherals – 0.1%
44,428	NetApp, Inc.		3,077,528

Water Utilities – 0.3%
46,013	American Water Works Co., Inc.		6,687,529

TOTAL COMMON STOCKS (Cost $762,436,348)			$891,850,879

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(c)(j) –7.1%
Advertising – 0.1%
CMG Media Corp (1M USD LIBOR + 3.500%)
$1,167,210	7.254%	12/17/26	$1,087,875

Aerospace & Defense – 0.2%
ADS Tactical, Inc. (1M USD LIBOR + 5.750%)
3,907,405	9.322	03/19/26	3,516,665

Auto Parts & Equipment – 0.1%
Holley Purchaser, Inc. (1M USD LIBOR + 3.750%)
3,138,027	7.239	11/18/28	2,815,406

Automotive – 0.5%
First Brands Group LLC
(3M USD LIBOR + 8.500%)
2,900,000	11.871	03/30/28	2,576,157
(3M USD SOFR + 5.000%)
3,308,751	8.368	03/30/27	3,125,115
Garrett LX I S.a.r.l.(e) (3M USD LIBOR + 3.250%)
2,772,000	7.670	04/30/28	2,688,840
OEConnection LLC (1M USD LIBOR + 4.000%)
2,531,900	4.148	09/25/26	2,405,305

			10,795,417

Building & Construction Materials – 0.2%
Energize HoldCo LLC
(1M USD LIBOR + 3.750%)
2,313,375	4.514	12/08/28	2,178,043
(1M USD LIBOR + 6.750%)
1,250,000	10.504	12/07/29	1,164,062

			3,342,105

Building Materials – 0.1%
Icebox Holdco III, Inc.
(3M USD LIBOR + 3.750%)
2,215,782	7.424	12/22/28	2,048,225

The accompanying notes are an integral part of these financial statements.                33

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(c)(j) – (continued)

Building Materials – (continued)
(3M USD LIBOR + 6.750%)
$625,000	7.250%	12/21/29	$550,000

			2,598,225

Chemicals – 0.4%
Momentive Performance Materials, Inc. (1M USD LIBOR + 3.250%)
4,641,886	7.010	05/15/24	4,576,621
Starfruit Finco B.V. (3M USD LIBOR + 2.750%)
4,652,831	7.165	10/01/25	4,376,592

			8,953,213

Commercial Services – 0.3%
Anticimex International AB
(3M USD LIBOR + 3.500%)
1,988,204	6.570	11/16/28	1,923,587
(3M USD LIBOR + 4.000%)
2,965,800	7.070	11/16/28	2,866,950
Vaco Holdings LLC (1M TSFR + 5.000%)
1,265,437	8.598	01/21/29	1,224,703

			6,015,240

Computers – 0.2%
Peraton Corp. (1M USD LIBOR + 7.750%)
1,747,455	11.162	11/17/22	1,655,714
Virtusa Corp. (1M USD LIBOR + 3.750%)
3,738,075	7.504	02/11/28	3,583,879

			5,239,593

Consumer Cyclical Services – 0.1%
The Hertz Corp.
(1M USD LIBOR + 3.250%)
507,443	4.000	06/30/28	488,176
(1M USD LIBOR + 3.250%)
2,658,900	7.010	06/30/28	2,557,941

			3,046,117

Diversified Financial Services – 0.1%
Fiserv Investment Solutions, Inc. (3M USD LIBOR + 4.000%)
635,375	6.961	02/18/27	595,981
Syncapay, Inc. (3M USD LIBOR + 6.500%)
2,055,237	10.174	12/10/27	1,972,165

			2,568,146

Energy-Alternate Sources – 0.1%
TerraForm Power Operating, LLC (3M USD SOFR + 2.750%)
2,144,625	6.403	05/21/29	2,126,760

Engineering & Construction – 0.1%
Brown Group Holding LLC (1M USD SOFR + 2.500%)
1,200,000	7.419	11/30/22	1,187,004
KKR Apple Bidco LLC (1M USD LIBOR + 5.750%)
325,000	9.504	11/30/22	309,663

			1,496,667

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(c)(j) – (continued)

Environmental – 0.2%
Packers Holdings LLC (1M USD LIBOR + 3.250%)
	$4,752,687	6.564%	03/09/28	$4,343,956

Food – 0.0%
Sigma Bidco B.V. (3M USD LIBOR)
	822,852	6.826	07/02/25	696,223

Food & Drug Retailing – 0.0%
B&G Foods, Inc. (1M USD LIBOR + 2.500%)
	619,375	6.254	10/10/26	582,020

Hand/Machine Tools – 0.1%
Apex Tool Group LLC (1M USD SOFR + 5.250%)
	2,643,375	8.624	02/08/29	2,274,968

Health Care - Services – 0.1%
ICON Luxembourg S.a.r.l. (3M USD LIBOR + 2.250%)
	798,586	5.938	07/03/28	789,603
Verscend Holding Corp. (1M USD LIBOR + 4.000%)
	1,347,816	7.754	08/27/25	1,329,283

				2,118,886

Healthcare Providers & Services – 0.3%
Insulet Corp. (1M USD LIBOR + 3.250%)
	4,616,127	7.004	05/04/28	4,506,494
PRA Health Sciences, Inc. (3M USD LIBOR + 2.250%)
	198,969	5.938	07/03/28	196,730
RegionalCare Hospital Partners Holdings, Inc. (1M USD LIBOR + 3.750%)
	3,200,000	6.554	11/16/25	2,820,000

				7,523,224

Home Construction – 0.2%
Chamberlain Group Inc (1M USD LIBOR + 3.500%)
	4,391,813	7.254	11/03/28	3,979,290

Industrial Services(e) – 0.1%
LaserShip, Inc. (6M USD LIBOR + 4.500%)
	2,425,500	7.377	12/30/22	1,904,017

Leisure Time – 0.1%
Arcis Golf LLC (1M USD LIBOR + 4.250%)
	2,014,875	7.826	11/19/28	1,994,726

Machinery – 0.0%
Brown Group Holding LLC (1M USD LIBOR + 2.500%)
	983,584	6.254	06/07/28	954,696

Machinery-Diversified – 0.3%
Clark Equipment Company (3M USD SOFR + 2.500%)
	348,250	6.153	04/20/29	341,633
Engineered Machinery Holdings, Inc.
(3M USD Euribor + 3.750%)
EUR	866,250	4.943	05/21/28	779,025
(3M USD LIBOR + 3.750%)
	$1,857,091	7.424	12/30/22	1,794,024
Vertical US Newco Inc (6M USD LIBOR + 3.500%)
	4,676,529	6.871	07/30/27	4,433,958

				7,348,640

34                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(c)(j) – (continued)

Media – 0.4%
CSC Holdings LLC
(1M USD LIBOR + 2.250%)
$1,658,918	5.662%		07/17/25	$1,601,901
(1M USD LIBOR + 2.500%)
3,697,323	5.912		04/15/27	3,492,640
Cumulus Media New Holdings, Inc. (1M USD LIBOR + 3.750%)
602,528	7.504		03/31/26	569,991
DirecTV Financing LLC (1M USD LIBOR + 5.000%)
2,343,250	8.754		08/02/27	2,227,845
Syndigo LLC (6M USD LIBOR + 4.500%)
2,043,875	5.250		12/15/27	1,844,597

				9,736,974

Media - Broadcasting & Radio – 0.2%
Getty Images, Inc. (1M USD LIBOR + 4.500%)
2,765,579	7.000		02/19/26	2,744,837
Grinding Media, Inc. (3M USD LIBOR + 4.000%)
2,648,250	4.750		10/12/28	2,264,254

				5,009,091

Packaging – 0.3%
LABL, Inc. (1M USD LIBOR + 5.000%)
1,885,750	8.754		11/30/22	1,736,191
Pretium PKG Holdings, Inc. (3M USD LIBOR + 4.000%)
1,191,000	7.168		12/08/22	1,039,148
Reynolds Group Holdings, Inc. (1M USD LIBOR + 3.250%)
1,056,188	3.343		02/05/26	1,025,632
Trident TPI Holdings, Inc.
(3M USD LIBOR + 4.000%)
1,820,739	7.674		09/15/28	1,723,202
(3M USD LIBOR + 4.000%)
259,383	7.674		09/15/28	153,643

				5,677,816

Pharmaceuticals – 0.3%
Gainwell Acquisition Corp. (3M USD LIBOR + 4.000%)
6,288,000	7.674		12/30/22	5,963,099

Pipelines – 0.1%
CQP Holdco LP (3M USD LIBOR + 3.750%)
3,308,249	7.424		06/05/28	3,261,537

Retail – 0.2%
New Era Cap Co., Inc. (3M USD LIBOR + 6.000%)
1,974,375	9.941		07/13/27	1,836,168

RC Buyer, Inc.
(3M USD LIBOR + 3.500%)
1,925,625	7.174		07/28/28	1,798,534
(3M USD LIBOR + 6.500%)
800,000	10.174	(e)	07/30/29	696,000

				4,330,702

Retailers – 0.1%
TruGreen LP (3M USD LIBOR + 8.500%)
2,650,000	13.431		11/02/28	2,226,000

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(c)(j) – (continued)

Services Cyclical - Business Services – 0.1%
Travelport Finance (Luxembourg) S.a.r.l. (3M USD LIBOR + 1.500%)
	$1,753,611	5.174%	02/28/25	$1,731,253

Services Cyclical - Consumer Services – 0.1%
Asurion LLC (1M USD LIBOR + 3.250%)
	3,266,947	7.004	12/23/26	2,898,403

Software – 0.8%
Athenahealth, Inc. (1M USD SOFR + 3.500%)
	2,302,924	6.967	11/21/22	2,099,507
Banff Merger Sub, Inc. (1M USD LIBOR + 3.750%)
	4,292,307	7.504	10/02/25	4,119,542
Ceridian HCM Holding, Inc. (1M USD LIBOR + 2.500%)
	2,880,000	6.254	04/30/25	2,777,760
Epicor Software Corp.
(1M USD LIBOR + 3.250%)
	4,018,000	4.000	07/30/27	3,821,118
(1M USD LIBOR + 7.750%)
	1,275,000	11.504	11/30/22	1,246,708
The Dun & Bradstreet Corp. (1M USD LIBOR + 3.250%)
	3,370,936	3.378	02/06/26	3,313,630
The Ultimate Software Group, Inc. (1M USD LIBOR + 3.750%)
	1,600,500	7.504	11/30/22	1,554,117

				18,932,382

Technology - Software/Services – 0.4%
AppLovin Corp. (1M USD LIBOR + 3.250%)
	834,821	7.004	08/15/25	815,253
DCert Buyer, Inc.
(3M USD LIBOR + 4.000%)
	4,586,884	6.903	10/16/26	4,409,785
(1M USD LIBOR + 7.000%)
	2,700,000	10.501	02/19/29	2,508,300
Loyalty Ventures Inc (1M USD LIBOR + 4.500%)
	2,500,938	8.254	11/03/27	775,291

				8,508,629

Telecommunication Services – 0.1%
Level 3 Financing, Inc. (1M USD LIBOR + 1.750%)
	1,568,485	5.504	03/01/27	1,488,586

Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. (6M USD SOFR + 4.250%)
	3,124,480	7.445	02/01/29	3,005,375

TOTAL BANK LOANS (Cost $170,792,976)				$160,091,922

Shares		Dividend Rate		Value

Preferred Stocks(b) – 0.4%

Capital Markets(c) – 0.2%
Morgan Stanley, Inc. (3M USD LIBOR + 3.708%)
	183,597	6.375%		$4,459,571

The accompanying notes are an integral part of these financial statements.                35

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Dividend Rate			Value

Preferred Stocks(b) – (continued)

Diversified Telecommunication Services – 0.0%
Qwest Corp.
43,276	6.500%			$742,184

Insurance(c) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	6.095			3,164,678

TOTAL PREFERRED STOCKS (Cost $8,780,987)				$8,366,433

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 0.1%

United States Dollar – 0.1%
Ivory Coast Government International Bond
$450,000	6.375	%(a)	03/03/28	$407,334
National Bank of Uzbekistan
200,000	4.850		10/21/25	174,600
Oman Government International Bond
280,000	5.625		01/17/28	266,000
200,000	6.250	(a)	01/25/31	190,500
Republic of Ecuador
57,283	0.000	(a)(g)	07/31/30	17,607
Republic of Nigeria
690,000	6.500		11/28/27	488,175
Republic of South Africa
570,000	5.750		09/30/49	377,625
Republic of Turkey
260,000	6.125		10/24/28	216,125
Ukraine Government Bond
220,000	7.750	(d)	09/01/23	46,104

				2,184,070

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,687,656)				$2,184,070

Mortgage-Backed Obligations(c) –0.0%

Collateralized Mortgage Obligations – 0.0%
Sequential Floating Rate – 0.0%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M USD LIBOR + 0.190%)
$132,025	3.776%		07/25/47	$108,403

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				108,403

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $51,160)				$108,403

Units	Expiration Date		Value

Warrants(d) – 0.0%
Noble Corp.	02/05/28		$70,066
5,288

TOTAL WARRANTS (Cost $13,220)			$70,066

Rights(d) – 0.0%
Intelsat Jackson Holdings SA
3,728	12/05/25		$15,688
3,728	12/05/25		14,289

TOTAL RIGHTS (Cost $—)			$29,977

Shares	Dividend Rate		Value

Investment Companies(k) – 6.7%
Goldman Sachs Financial Square Government Fund - Class R6
64,559,688	3.066%		$64,559,688
Goldman Sachs Financial Square Government Fund - Institutional Shares
48,124,563	3.066		48,124,563
Goldman Sachs MLP Energy Infrastructure Fund - Class R6
1,313,012	4.059		39,600,428

TOTAL INVESTMENT COMPANIES (Cost $135,797,824)			$152,284,679

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT – 97.2% (Cost $2,243,334,962)			$2,201,175,890

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(g) – 0.1%

Commercial Paper – 0.1%
Entergy Corp.
$3,275,000	0.000%	12/05/22	$3,262,344
(Cost $3,262,318)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT – 97.3% (Cost $2,246,597,280)			$2,204,438,234

36                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Securities Lending Reinvestment Vehicle(k) –0.1%
Goldman Sachs Financial Square Government Fund - Institutional Shares
	1,879,100	3.066%	$1,879,100
	(Cost $ 1,879,100)

	TOTAL INVESTMENTS – 97.4% (Cost $ 2,248,476,380)		$2,206,317,334

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		58,345,087

	NET ASSETS – 100.0%		$2,264,662,421

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)

Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2022.

(d)	Security is currently in default and/or non-income producing. Significant unobservable inputs were used in the valuation of this
(e)	portfolio security; i.e., Level 3.
(f)	Pay-in-kind securities.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on October 31, 2022.
(i)	Guaranteed by a foreign government until maturity.
(j)

Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2022. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At October 31, 2022, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)

Athenahealth, Inc., due 12/30/22	$391,304	$356,740	$(21,617)
Trident TPI Holdings, Inc., due 09/17/28	97,044	91,845	(5,199)

TOTAL	$488,348	$448,585	$(26,816)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD 22,949,052	EUR 23,117,811	01/06/23	$(31,250)

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year U.S. Treasury Notes	349	12/30/22	$ 71,329,601	$ (1,501,776)

20 Year U.S. Treasury Bonds	161	12/20/22	19,400,500	(2,568,875)

The accompanying notes are an integral part of these financial statements.                37

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2022

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro Stoxx 50 Index	1,365	12/16/22	$5,894,959	$150,609
S&P 500 E-Mini Index	173	12/16/22	33,587,950	(1,726,729)
Ultra Long U.S. Treasury Bonds	522	12/20/22	66,636,563	(10,172,746)

Total				$(15,819,517)

Short position contracts:
10 Year German Euro-Bund	(33)	12/08/22	(4,514,839)	224,001
10 Year U.S. Treasury Notes	(827)	12/20/22	(33,360,375)	5,473,230
5 Year German Euro-Bobl	(69)	12/08/22	(8,160,205)	219,169
5 Year U.S. Treasury Notes	(7)	12/30/22	(746,156)	(3,457)

Total				$5,912,943

TOTAL FUTURES CONTRACTS				$(9,906,574)

SWAP CONTRACTS — At October 31, 2022, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund		Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3.500%(b)	3M LIBOR	(b)	12/21/23		$100	$1,330	$801	$529
3.250(c)	3M LIBOR	(c)	12/21/24		3,030	75,208	48,095	27,113
3M LIBOR(c)	3.000	%(c)	12/21/25		2,470	(87,873)	(63,322)	(24,551)
1.500(c)	6M EURO	(d)	12/21/25	EUR	270	11,264	8,744	2,520
3M LIBOR(c)	2.750	(c)	12/21/27		$81,520	(4,561,125)	(2,588,430)	(1,972,695)
1.500(c)	6M EURO	(d)	12/21/27	EUR	150	10,168	7,485	2,683
2.500(c)	12M SOFR	(c)	12/21/29		$12,420	1,032,260	634,125	398,135
3M LIBOR(c)	2.500	(c)	12/21/32		87,510	(9,335,523)	(5,460,065)	(3,875,458)
3M LIBOR(c)	2.750	(c)	12/21/42		220	(28,730)	(12,586)	(16,144)
3M LIBOR(c)	2.500	(c)	12/21/52		5,380	(890,334)	(426,284)	(464,050)

TOTAL						$(13,773,355)	$(7,851,437)	$(5,921,918)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2022.
(b)	Payments made at maturity.
(c)	Payments made annually.
(d)	Payments made semi-annually.

38                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at October 31, 2022(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	3.261%	12/20/22	$550	$1,065	$5,970	$(4,905)

(a)	Payments made semi-annually.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At October 31, 2022, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Excercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts Calls
SPX Index	UBS AG (London)	$4,061.710	11/30/2022	(19,364)	$(7,865,095,244)	$(639,559)	$(702,085)	$62,526
Euro Stoxx Index	MS & Co. Int. PLC	3,765.860	11/30/2022	(10,739)	(4,044,157,054)	(295,638)	(303,299)	7,661

Total written option contracts				(30,103)	$(11,909,252,298)	$(935,197)	$(1,005,384)	$70,187

TOTAL				(30,103)	$(11,909,252,298)	$(935,197)	$(1,005,384)	$70,187

Currency Abbreviations:
EUR —Euro
GBP —British Pound
USD —U.S. Dollar

Investment Abbreviations:
ADR —American Depositary Receipt
CMT —Constant Maturity Treasury Indexes
LIBOR —London Interbank Offered Rate
LLC —Limited Liability Company
LP —Limited Partnership
MLP —Master Limited Partnership
MTN —Medium Term Note
PIK —Payment in kind
PLC —Public Limited Company
REIT —Real Estate Investment Trust
SOFR —Secured Overnight Funding Rate
TSFR —Term Secured Overnight Financing Rate
WR —Withdrawn Rating

Abbreviations:
EURO —Euro Offered Rate
MS & Co. Int. PLC —Morgan Stanley & Co. International PLC
SOFR —Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.                39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 96.1%

Air Freight & Logistics – 0.3%
13,245	Forward Air Corp.	$1,402,248

Automobiles – 0.4%
22,050	Thor Industries, Inc.	1,796,414

Biotechnology – 1.3%
22,156	Amgen, Inc.	5,989,875

Building Products – 1.9%
46,035	A.O. Smith Corp.	2,521,797
10,265	Lennox International, Inc.	2,397,596
58,145	Masco Corp.	2,690,369
22,830	UFP Industries, Inc.	1,626,181

		9,235,943

Capital Markets – 5.4%
14,066	Ameriprise Financial, Inc.	4,348,082
8,489	BlackRock, Inc.	5,483,130
16,182	Evercore, Inc. Class A	1,700,728
7,790	FactSet Research Systems, Inc.	3,314,567
17,295	Moody’s Corp.	4,580,927
42,790	SEI Investments Co.	2,323,497
34,386	T. Rowe Price Group, Inc.	3,650,418

		25,401,349

Chemicals – 1.0%
20,209	The Sherwin-Williams Co.	4,547,631

Commerical Services & Supplies – 0.8%
93,047	Rollins, Inc.	3,915,418

Communications Equipment – 2.2%
131,241	Cisco Systems, Inc.	5,962,279
18,893	Motorola Solutions, Inc.	4,717,771

		10,680,050

Consumer Finance – 0.9%
39,320	Discover Financial Services	4,107,367

Distributors – 0.6%
9,785	Pool Corp.	2,976,891

Electric Utilities – 1.5%
90,357	NextEra Energy, Inc.	7,002,667

Electronic Equipment, Instruments & Components – 3.3%
64,071	Amphenol Corp. Class A	4,858,504
127,666	Corning, Inc.	4,107,015
9,495	Littelfuse, Inc.	2,091,274
37,635	TE Connectivity Ltd.	4,600,126

		15,656,919

Entertainment – 1.9%
123,712	Activision Blizzard, Inc.	9,006,234

Equity Real Estate Investment Trusts (REITs) – 2.4%
22,544	American Tower Corp.	4,670,891
19,485	Extra Space Storage, Inc.	3,457,419
61,071	Iron Mountain, Inc.	3,057,825

		11,186,135

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 2.2%
12,089	Costco Wholesale Corp.	$6,062,634
96,087	The Kroger Co.	4,543,954

		10,606,588

Food Products – 2.3%
88,846	Hormel Foods Corp.	4,126,897
26,395	Ingredion, Inc.	2,352,322
62,220	Tyson Foods, Inc. Class A	4,252,737

		10,731,956

Health Care Equipment & Supplies – 2.3%
64,050	Medtronic PLC	5,594,127
23,888	Stryker Corp.	5,476,085

		11,070,212

Health Care Providers & Services – 7.3%
29,889	AmerisourceBergen Corp.	4,699,149
59,996	CVS Health Corp.	5,681,621
11,232	Elevance Health, Inc.	6,141,321
9,831	Humana, Inc.	5,486,484
28,015	Quest Diagnostics, Inc.	4,024,355
22,456	The Ensign Group, Inc.	2,016,100
11,609	UnitedHealth Group, Inc.	6,444,736

		34,493,766

Hotels, Restaurants & Leisure – 1.0%
56,709	Starbucks Corp.	4,910,432

Household Products – 0.3%
7,870	WD-40 Co.	1,260,459

Insurance – 3.6%
21,715	American Financial Group, Inc.	3,151,064
15,634	Aon PLC Class A	4,400,815
13,545	Primerica, Inc.	1,959,961
44,430	Principal Financial Group, Inc.	3,915,616
30,033	The Allstate Corp.	3,791,666

		17,219,122

IT Services – 7.3%
20,689	Accenture PLC Class A	5,873,607
21,105	Automatic Data Processing, Inc.	5,101,078
25,127	Broadridge Financial Solutions, Inc.	3,770,558
36,703	Global Payments, Inc.	4,193,685
17,059	Jack Henry & Associates, Inc.	3,395,765
18,578	Mastercard, Inc. Class A	6,096,928
30,000	Visa, Inc. Class A	6,214,800

		34,646,421

Life Sciences Tools & Services – 2.2%
36,104	Agilent Technologies, Inc.	4,994,988
22,244	Danaher Corp.	5,598,148

		10,593,136

Machinery – 1.6%
44,788	Graco, Inc.	3,116,349
23,820	Mueller Industries, Inc.	1,492,085

40                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
28,040	The Toro Co.	$2,956,257

		7,564,691

Media – 3.7%
356,879	Comcast Corp. Class A	11,327,339
214,353	The Interpublic Group of Cos., Inc.	6,385,576

		17,712,915

Metals & Mining – 1.4%
14,845	Reliance Steel & Aluminum Co.	2,990,971
37,904	Steel Dynamics, Inc.	3,564,871

		6,555,842

Multiline Retail – 0.5%
6,555	Dillard’s, Inc. Class A	2,155,218

Oil, Gas & Consumable Fuels – 13.9%
22,720	Cheniere Energy Partners LP	1,366,154
13,269	Cheniere Energy, Inc.	2,340,784
2,818	Chevron Corp.	509,776
3,908	ConocoPhillips	492,760
87,497	Crestwood Equity Partners LP	2,686,158
147,682	DCP Midstream LP	5,870,359
3,181	Diamondback Energy, Inc.	499,767
22,476	DTE Midstream, Inc.*	1,341,817
660,707	Energy Transfer LP	8,437,228
230,837	EnLink Midstream LLC	2,742,344
179,945	Enterprise Products Partners LP	4,543,611
3,636	EOG Resources, Inc.	496,387
4,545	Exxon Mobil Corp.	503,631
92,879	Genesis Energy LP	1,067,180
22,966	Hess Midstream LP Class A	664,636
17,302	Holly Energy Partners LP	325,970
17,838	Kinder Morgan, Inc.	323,225
82,702	Magellan Midstream Partners LP	4,461,773
21,538	Marathon Oil Corp.	655,832
188,306	MPLX LP	6,315,783
41,651	NuStar Energy LP	670,581
22,993	ONEOK, Inc.	1,363,945
6,361	Ovintiv, Inc.	322,185
22,720	PBF Logistics LP	484,390
358,526	Plains All American Pipeline LP	4,291,556
66,615	Plains GP Holdings LP Class A	835,352
15,722	Sunoco LP	690,353
33,535	Targa Resources Corp.	2,292,788
25,901	TC Energy Corp.	1,137,572
57,526	Tellurian, Inc.*	155,320
40,624	The Williams Cos., Inc.	1,329,624
232,202	Western Midstream Partners LP	6,666,519

		65,885,360

Personal Products – 1.0%
23,429	The Estee Lauder Cos., Inc. Class A	4,697,280

Pharmaceuticals – 0.5%
54,880	Perrigo Co. PLC	2,210,566

Professional Services – 0.5%
30,425	Robert Half International, Inc.	2,326,295

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 4.7%
59,970	Applied Materials, Inc.	$5,294,751
15,292	KLA Corp.	4,839,154
24,552	Power Integrations, Inc.	1,637,864
45,579	QUALCOMM, Inc.	5,362,825
33,589	Texas Instruments, Inc.	5,395,401

		22,529,995

Software – 5.0%
22,990	InterDigital, Inc.	1,146,511
12,663	Intuit, Inc.	5,413,433
24,016	Microsoft Corp.	5,574,834
83,551	Oracle Corp.	6,522,827
11,689	Roper Technologies, Inc.	4,845,558

		23,503,163

Specialty Retail – 4.9%
50,864	Best Buy Co., Inc.	3,479,606
23,555	Dick’s Sporting Goods, Inc.	2,679,617
25,817	Lowe’s Cos., Inc.	5,033,024
19,146	The Home Depot, Inc.	5,669,705
18,295	Tractor Supply Co.	4,020,692
20,182	Williams-Sonoma, Inc.	2,499,137

		23,381,781

Technology Hardware, Storage & Peripherals – 0.9%
151,626	HP, Inc.	4,187,910

Textiles, Apparel & Luxury Goods – 2.1%
24,140	Columbia Sportswear Co.	1,798,430
59,020	NIKE, Inc. Class B	5,469,974
103,742	VF Corp.	2,930,711

		10,199,115

Trading Companies & Distributors – 1.8%
81,788	Fastenal Co.	3,952,814
21,773	MSC Industrial Direct Co., Inc. Class A	1,806,724
10,367	Watsco, Inc.	2,809,042

		8,568,580

Water Utilities – 1.2%
38,433	American Water Works Co., Inc.	5,585,852

TOTAL COMMON STOCKS (Cost $336,697,398)		$455,501,796

Shares	Dividend Rate	Value

Investment Companies(a) –3.1%

Goldman Sachs Financial Square Government Fund - Class R6
13,920,095	3.066%	$13,920,095

The accompanying notes are an integral part of these financial statements.                41

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Dividend Rate	Value

Investment Companies(a) – (continued)
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,006,206	3.066%	$ 1,006,206

TOTAL INVESTMENT COMPANIES (Cost $ 14,926,301)		$ 14,926,301

TOTAL INVESTMENTS – 99.2% (Cost $ 351,623,699)		$470,428,097

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,571,723

NET ASSETS – 100.0%		$473,999,820

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	75	12/16/22	$14,561,250	$(525,607)

Investment Abbreviations:
GP —General Partnership
LLC —Limited Liability Company
LP —Limited Partnership
PLC —Public Limited Company

42                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2022

	Income Builder Fund	Rising Dividend Growth Fund

Assets:
Investments in unaffiliated issuers, at value (cost $2,110,799,456 and $336,697,398, respectively)(a)	$2,052,153,555	$455,501,796
Investments in affiliated issuers, at value (cost $135,797,824 and $14,926,301, respectively)	152,284,679	14,926,301
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $1,879,100 and $0, respectively)	1,879,100	—
Cash	31,107,853	628,870
Foreign currencies, at value (cost $2,718,798 and $0, respectively)	2,266,145	—
Receivables:
Dividends	17,933,671	742,725
Collateral on certain derivative contracts(b)	16,502,092	825,000
Fund shares sold	2,564,454	62,069
Investments sold	1,770,990	6,620,456
Foreign tax reclaims	1,293,532	62,144
Due from broker	781,399	110,100
Reimbursement from investment adviser	96,292	86,739
Securities lending income	10,645	148
Investments sold on an extended-settlement basis	—	44,518
Other assets	108,146	33,973

Total assets	2,280,752,553	479,644,839

Liabilities:
Written option contracts, at value (premium received $1,005,384 and $0, respectively)	935,197	—
Variation margin on futures contracts	822,701	105,993
Variation margin on swaps contracts	453,137	—
Unrealized loss on forward foreign currency exchange contracts	31,250	—
Unrealized loss on unfunded loan commitment	26,816	—
Payables:
Fund shares redeemed	6,021,839	474,156
Investments purchased	4,196,026	4,381,450
Payable upon return of securities loaned	1,879,100	—
Management fees	782,324	253,781
Distribution and Service fees and Transfer Agency fees	466,379	130,805
Accrued expenses	475,363	298,834

Total liabilities	16,090,132	5,645,019

Net Assets:
Paid-in capital	2,353,156,364	323,139,050
Total distributable earnings (loss)	(88,493,943)	150,860,770

NET ASSETS	$2,264,662,421	$473,999,820
Net Assets:
Class A	$524,001,523	$240,084,806
Class C	243,523,490	41,109,830
Institutional	993,214,087	108,366,594
Investor	421,141,656	64,950,457
Class R6	39,186,610	2,738,272
Class R	—	1,345,669
Class P	43,595,055	15,404,192
Total Net Assets	$2,264,662,421	$473,999,820
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	23,249,378	20,218,692
Class C	11,022,693	3,386,544
Institutional	42,921,531	8,540,622
Investor	18,263,130	5,129,269
Class R6	1,693,978	215,900
Class R	—	113,968
Class P	1,884,111	1,213,862
Net asset value, offering and redemption price per share:(c)
Class A	$22.54	$11.87
Class C	22.09	12.14
Institutional	23.14	12.69
Investor	23.06	12.66
Class R6	23.13	12.68
Class R	—	11.81
Class P	23.14	12.69

(a)	Includes loaned securities having market value of $1,823,058 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Income Builder	$6,362,507	$9,479,585	$660,000
Rising Dividend Growth	825,000	—	—
(c)

Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $23.85 and $12.56, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.                43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Income Builder Fund	Rising Dividend Growth Fund

Investment Income:
Interest (net of foreign withholding taxes of $2,305 and $0, respectively)	$68,807,200	$ 4,097
Dividends — unaffiliated issuers (net of tax withholding of $647,085 and $7,590, respectively)	25,963,955	7,913,598
Dividends — affiliated issuers	3,985,433	113,452
Securities lending income — unaffiliated issuers	67,817	—
Securities lending income — affiliated issuers	—	4,308

Total investment income	98,824,405	8,035,455

Expenses:
Management fees	11,923,399	3,788,442
Distribution and Service (12b-1) fees(a)	3,590,496	1,035,217
Transfer Agency fees(a)	1,912,814	641,919
Service fees — Class C	758,584	138,655
Printing and mailing costs	356,507	113,667
Custody, accounting and administrative services	313,516	104,664
Registration fees	185,430	130,713
Professional fees	150,385	174,259
Trustee fees	31,292	27,766
Other	59,001	27,575

Total expenses	19,281,424	6,182,877

Less — expense reductions	(3,216,125)	(1,151,079)

Net expenses	16,065,299	5,031,798

NET INVESTMENT INCOME	82,759,106	3,003,657

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,272,004	55,199,244
Investments — affiliated issuers	(643,391)	—
Futures contracts	(25,708,089)	(1,296,053)
Written options	751,180	—
Swap contracts	(3,964,123)	—
Forward foreign currency exchange contracts	5,427,522	—
Foreign currency transactions	(482,244)	29
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(301,434,171)	(81,959,894)
Investments — affiliated issuers	5,459,971	—
Unfunded loan commitment	(27,039)	—
Futures contracts	(12,517,019)	(956,973)
Written options	30,645	—
Swap contracts	(5,530,617)	—
Forward foreign currency exchange contracts	(690,102)	—
Foreign currency translation	(314,760)	(2)

Net realized and unrealized loss	(338,370,233)	(29,013,649)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(255,611,127)	$(26,009,992)

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income Builder	$1,314,743	$2,275,753	$—	$631,077	$364,120	$420,224	$473,982	$8,551	$—	$14,860
Rising Dividend Growth	611,836	415,966	7,415	391,575	88,739	47,682	106,188	936	2,373	4,426

44                The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021

From operations:

Net investment income	$ 82,759,106	$ 65,544,332	$ 3,003,657	$ 2,174,653
Net realized gain (loss)	(23,347,141)	97,686,210	53,903,220	65,240,557
Net change in unrealized gain (loss)	(315,023,092)	175,868,243	(82,916,869)	125,038,384

Net increase (decrease) in net assets resulting from operations	(255,611,127)	339,098,785	(26,009,992)	192,453,594

Distributions to shareholders:

From distributable earnings:
Class A Shares	(36,416,172)	(13,460,914)	(25,245,822)	(7,247,645)
Class C Shares	(21,214,363)	(9,402,892)	(6,463,871)	(3,375,426)
Institutional Shares	(75,761,099)	(31,390,661)	(12,453,807)	(3,851,415)
Investor Shares	(27,348,280)	(10,372,177)	(6,686,489)	(2,548,791)
Class R6 Shares	(1,984,051)	(682,902)	(309,412)	(83,317)
Class R Shares	—	—	(142,980)	(45,180)
Class P Shares	(3,694,936)	(999,603)	(1,434,686)	(366,629)

Total distributions to shareholders	(166,418,901)	(66,309,149)	(52,737,067)	(17,518,403)

From share transactions:
Proceeds from sales of shares	853,572,148	785,436,537	72,641,961	105,355,066
Reinvestment of distributions	148,737,943	58,761,283	49,946,435	16,498,250
Cost of shares redeemed	(684,727,771)	(464,970,124)	(122,640,082)	(193,071,374)

Net increase (decrease) in net assets resulting from share transactions	317,582,320	379,227,696	(51,686)	(71,218,058)

TOTAL INCREASE (DECREASE)	(104,447,708)	652,017,332	(78,798,745)	103,717,133

Net assets:

Beginning of year	2,369,110,129	1,717,092,797	552,798,565	449,081,432

End of year	$2,264,662,421	$2,369,110,129	$473,999,820	$ 552,798,565

The accompanying notes are an integral part of these financial statements.                45

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$26.97	$23.40	$23.67	$21.67	$22.72

Net investment income (a)	0.83	0.81	0.73	0.82	0.80

Net realized and unrealized gain (loss)	(3.47)	3.58	(0.21)	2.02	(1.02)

Total from investment operations	(2.64)	4.39	0.52	2.84	(0.22)

Distributions to shareholders from net investment income	(0.86)	(0.82)	(0.76)	(0.84)	(0.80)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.03)	—	(0.03)

Total distributions	(1.79)	(0.82)	(0.79)	(0.84)	(0.83)

Net asset value, end of year	$22.54	$26.97	$23.40	$23.67	$21.67

Total return(b)	(10.34)%	18.90%	2.29%	13.34%	(1.03)%

Net assets, end of year (in 000s)	$524,002	$505,134	$328,039	$314,951	$309,719

Ratio of net expenses to average net assets	0.79%	0.79%	0.92%	0.95%	0.97%

Ratio of total expenses to average net assets	0.92%	0.92%	0.98%	1.00%	1.02%

Ratio of net investment income to average net assets	3.42%	3.07%	3.15%	3.63%	3.54%

Portfolio turnover rate(c)	25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$26.47	$22.98	$23.26	$21.31	$22.35

Net investment income(a)	0.64	0.60	0.55	0.64	0.62

Net realized and unrealized gain (loss)	(3.41)	3.51	(0.21)	1.98	(1.00)

Total from investment operations	(2.77)	4.11	0.34	2.62	(0.38)

Distributions to shareholders from net investment income	(0.68)	(0.62)	(0.60)	(0.67)	(0.64)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.02)	—	(0.02)

Total distributions	(1.61)	(0.62)	(0.62)	(0.67)	(0.66)

Net asset value, end of year	$22.09	$26.47	$22.98	$23.26	$21.31

Total return(b)	(10.99)%	18.01%	1.57%	12.44%	(1.74)%

Net assets, end of year (in 000s)	$243,523	$368,881	$380,590	$463,483	$475,897

Ratio of net expenses to average net assets	1.54%	1.54%	1.67%	1.70%	1.72%

Ratio of total expenses to average net assets	1.67%	1.67%	1.73%	1.75%	1.77%

Ratio of net investment income to average net assets	2.64%	2.32%	2.41%	2.88%	2.79%

Portfolio turnover rate(c)	25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                47

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$27.64	$23.96	$24.21	$22.15	$23.20

Net investment income(a)	0.94	0.91	0.84	0.93	0.90

Net realized and unrealized gain (loss)	(3.57)	3.67	(0.21)	2.06	(1.03)

Total from investment operations	(2.63)	4.58	0.63	2.99	(0.13)

Distributions to shareholders from net investment income	(0.94)	(0.90)	(0.85)	(0.93)	(0.89)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.03)	—	(0.03)

Total distributions	(1.87)	(0.90)	(0.88)	(0.93)	(0.92)

Net asset value, end of year	$23.14	$27.64	$23.96	$24.21	$22.15

Total return(b)	(10.02)%	19.29%	2.68%	13.76%	(0.63)%

Net assets, end of year (in 000s)	$993,214	$1,061,582	$669,848	$609,414	$680,661

Ratio of net expenses to average net assets	0.46%	0.46%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets	0.59%	0.59%	0.62%	0.61%	0.63%

Ratio of net investment income to average net assets	3.75%	3.40%	3.52%	4.03%	3.93%

Portfolio turnover rate(c)	25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$27.55	$23.89	$24.14	$22.09	$23.14

Net investment income(a)	0.91	0.89	0.81	0.89	0.87

Net realized and unrealized gain (loss)	(3.55)	3.65	(0.21)	2.05	(1.03)

Total from investment operations	(2.64)	4.54	0.60	2.94	(0.16)

Distributions to shareholders from net investment income	(0.92)	(0.88)	(0.82)	(0.89)	(0.86)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.03)	—	(0.03)

Total distributions	(1.85)	(0.88)	(0.85)	(0.89)	(0.89)

Net asset value, end of year	$23.06	$27.55	$23.89	$24.14	$22.09

Total return(b)	(10.09)%	19.22%	2.53%	13.59%	(0.77)%

Net assets value, end of year (in 000s)	$421,142	$355,534	$256,919	$263,228	$239,226

Ratio of net expenses to average net assets	0.54%	0.54%	0.67%	0.70%	0.72%

Ratio of total expenses to average net assets	0.67%	0.67%	0.73%	0.75%	0.77%

Ratio of net investment income to average net assets	3.68%	3.32%	3.40%	3.87%	3.79%

Portfolio turnover rate(c)	25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                49

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$27.64	$23.95	$24.21	$22.15	$23.20

Net investment income(a)	0.94	0.92	0.83	0.93	0.85

Net realized and unrealized gain (loss)	(3.58)	3.67	(0.21)	2.06	(0.98)

Total from investment operations	(2.64)	4.59	0.62	2.99	(0.13)

Distributions to shareholders from net investment income	(0.94)	(0.90)	(0.85)	(0.93)	(0.89)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.03)	—	(0.03)

Total distributions	(1.87)	(0.90)	(0.88)	(0.93)	(0.92)

Net asset value, end of year	$23.13	$27.64	$23.95	$24.21	$22.15

Total return(b)	(10.05)%	19.35%	2.70%	13.72%	(0.62)%

Net assets, end of year (in 000s)	$39,187	$25,215	$65,293	$10,486	$130

Ratio of net expenses to average net assets	0.45%	0.46%	0.54%	0.56%	0.57%

Ratio of total expenses to average net assets	0.58%	0.58%	0.61%	0.61%	0.61%

Ratio of net investment income to average net assets	3.76%	3.44%	3.51%	3.96%	3.72%

Portfolio turnover rate(c)	25%	47%	46%	47%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	Year Ended October 31,
	2022	2021	2020	2019	Period Ended October 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$27.64	$23.96	$24.21	$22.15	$ 22.95

Net investment income(b)	0.94	0.91	0.84	0.94	0.45

Net realized and unrealized gain (loss)	(3.57)	3.68	(0.21)	2.05	(0.71)

Total from investment operations	(2.63)	4.59	0.63	2.99	(0.26)

Distributions to shareholders from net investment income	(0.94)	(0.91)	(0.85)	(0.93)	(0.51)

Distributions to shareholders from net realized gains	(0.93)	—	—	—	—

Distributions to shareholders from return of capital	—	—	(0.03)	—	(0.03)

Total distributions	(1.87)	(0.91)	(0.88)	(0.93)	(0.54)

Net asset value, end of period	$23.14	$27.64	$23.96	$24.21	$ 22.15

Total return(c)	(10.05)%	19.31%	2.70%	13.77%	(1.18)%

Net assets, end of period (in 000s)	$43,595	$52,764	$16,404	$13,919	$ 16,122

Ratio of net expenses to average net assets	0.45%	0.45%	0.55%	0.56%	0.58%(d)

Ratio of total expenses to average net assets	0.58%	0.58%	0.61%	0.61%	0.58%(d)

Ratio of net investment income to average net assets	3.75%	3.38%	3.51%	4.04%	3.60%(d)

Portfolio turnover rate(e)	25%	47%	46%	47%	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                51

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$13.87	$9.81	$11.18	$19.56	$ 22.54

Net investment income (a)	0.07	0.05	0.08	0.10	0.09

Net realized and unrealized gain (loss)	(0.71)	4.44	(0.23)	0.78	1.25

Total from investment operations	(0.64)	4.49	(0.15)	0.88	1.34

Distributions to shareholders from net investment income	(0.19)	(0.39)	(0.24)	(0.22)	(0.28)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.36)	(0.43)	(1.22)	(9.26)	(4.32)

Net asset value, end of year	$11.87	$13.87	$9.81	$11.18	$ 19.56

Total return(b)	(4.99)%	46.88%	(1.80)%	10.41%	6.27%

Net assets, end of year (in 000s)	$240,085	$255,730	$167,765	$208,416	$ 297,772

Ratio of net expenses to average net assets	1.03%	1.03%	1.09%	1.15%	1.17%

Ratio of total expenses to average net assets	1.28%	1.27%	1.29%	1.27%	1.20%

Ratio of net investment income to average net assets	0.55%	0.42%	0.81%	0.86%	0.42%

Portfolio turnover rate(c)	50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$14.13	$9.99	$11.36	$19.71	$ 22.69

Net investment income (loss)(a)	(0.02)	(0.03)	— (b)	0.01	(0.07)

Net realized and unrealized gain (loss)	(0.72)	4.52	(0.23)	0.80	1.26

Total from investment operations	(0.74)	4.49	(0.23)	0.81	1.19

Distributions to shareholders from net investment income	(0.08)	(0.31)	(0.16)	(0.12)	(0.13)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.25)	(0.35)	(1.14)	(9.16)	(4.17)

Net asset value, end of year	$12.14	$14.13	$9.99	$11.36	$ 19.71

Total return(c)	(5.65)%	45.74%	(2.50)%	9.55%	5.49%

Net assets, end of year (in 000s)	$41,110	$75,965	$108,840	$194,302	$348,220

Ratio of net expenses to average net assets	1.78%	1.78%	1.84%	1.90%	1.92%

Ratio of total expenses to average net assets	2.02%	2.03%	2.03%	2.02%	1.95%

Ratio of net investment income (loss) to average net assets	(0.15)%	(0.23)%	0.03%	0.12%	(0.33)%

Portfolio turnover rate(d)	50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                53

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$14.72	$10.38	$11.76	$20.08	$ 23.02

Net investment income(a)	0.11	0.10	0.12	0.15	0.18

Net realized and unrealized gain (loss)	(0.74)	4.70	(0.24)	0.83	1.28

Total from investment operations	(0.63)	4.80	(0.12)	0.98	1.46

Distributions to shareholders from net investment income	(0.23)	(0.42)	(0.28)	(0.26)	(0.36)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.40)	(0.46)	(1.26)	(9.30)	(4.40)

Net asset value, end of year	$12.69	$14.72	$10.38	$11.76	$ 20.08

Total return(b)	(4.62)%	47.16%	(1.47)%	10.85%	6.75%

Net assets, end of year (in 000s)	$108,367	$130,706	$97,358	$191,509	$ 425,555

Ratio of net expenses to average net assets	0.72%	0.72%	0.78%	0.80%	0.78%

Ratio of total expenses to average net assets	0.90%	0.90%	0.90%	0.88%	0.81%

Ratio of net investment income to average net assets	0.87%	0.75%	1.10%	1.25%	0.83%

Portfolio turnover rate(c)	50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund

	Investor Shares

	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$14.69	$10.36	$11.75	$20.07	$23.01

Net investment income(a)	0.11	0.09	0.11	0.14	0.14

Net realized and unrealized gain (loss)	(0.75)	4.69	(0.25)	0.83	1.29

Total from investment operations	(0.64)	4.78	(0.14)	0.97	1.43

Distributions to shareholders from net investment income	(0.22)	(0.41)	(0.27)	(0.25)	(0.33)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.39)	(0.45)	(1.25)	(9.29)	(4.37)

Net asset value, end of year	$12.66	$14.69	$10.36	$11.75	$20.07

Total return(b)	(4.70)%	47.09%	(1.55)%	10.73%	6.56%

Net assets value, end of year (in 000s)	$64,950	$71,231	$64,328	$105,498	$227,158

Ratio of net expenses to average net assets	0.78%	0.78%	0.84%	0.90%	0.92%

Ratio of total expenses to average net assets	1.02%	1.02%	1.03%	1.02%	0.95%

Ratio of net investment income to average net assets	0.81%	0.71%	1.04%	1.13%	0.68%

Portfolio turnover rate(c)	50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                55

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund

	Class R6 Shares
					Period Ended October 31, 2018(a)
	Year Ended October 31,
	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$14.71	$10.37	$11.76	$20.08	$20.18

Net investment income(b)	0.11	0.10	0.12	0.14	0.02

Net realized and unrealized gain (loss)	(0.74)	4.70	(0.25)	0.85	0.29

Total from investment operations	(0.63)	4.80	(0.13)	0.99	0.31

Distributions to shareholders from net investment income	(0.23)	(0.42)	(0.28)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.40)	(0.46)	(1.26)	(9.31)	(0.41)

Net asset value, end of period	$12.68	$14.71	$10.37	$11.76	$20.08

Total return(c)	(4.62)%	47.22%	(1.47)%	10.78%	1.54%

Net assets, end of period (in 000s)	$2,738	$3,063	$1,868	$2,240	$10

Ratio of net expenses to average net assets	0.71%	0.71%	0.76%	0.80%	0.77%(d)

Ratio of total expenses to average net assets	0.89%	0.89%	0.90%	0.89%	0.80%(d)

Ratio of net investment income to average net assets	0.87%	0.75%	1.11%	1.19%	0.16%(d)

Portfolio turnover rate(e)	50%	38%	43%	45%	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of year	$13.79	$9.76	$11.13	$19.51	$22.49

Net investment income(a)	0.04	0.02	0.06	0.07	0.04

Net realized and unrealized gain (loss)	(0.69)	4.42	(0.24)	0.78	1.25

Total from investment operations	(0.65)	4.44	(0.18)	0.85	1.29

Distributions to shareholders from net investment income	(0.16)	(0.37)	(0.21)	(0.19)	(0.23)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(4.04)

Total distributions	(1.33)	(0.41)	(1.19)	(9.23)	(4.27)

Net asset value, end of year	$11.81	$13.79	$9.76	$11.13	$19.51

Total return(b)	(5.10)%	46.38%	(2.01)%	10.08%	6.07%

Net assets, end of year (in 000s)	$1,346	$1,357	$1,131	$2,575	$3,484

Ratio of net expenses to average net assets	1.28%	1.28%	1.35%	1.40%	1.42%

Ratio of total expenses to average net assets	1.52%	1.52%	1.53%	1.52%	1.45%

Ratio of net investment income to average net assets	0.31%	0.19%	0.57%	0.61%	0.18%

Portfolio turnover rate(c)	50%	38%	43%	45%	101%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.                57

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	Year Ended October 31,				Period Ended
	2022	2021	2020	2019	October 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$14.72	$10.38	$11.76	$20.08	$20.21

Net investment income (loss)(b)	0.11	0.09	0.12	0.15	(0.04)

Net realized and unrealized gain (loss)	(0.74)	4.71	(0.24)	0.84	0.25

Total from investment operations	(0.63)	4.80	(0.12)	0.99	0.21

Distributions to shareholders from net investment income	(0.23)	(0.42)	(0.28)	(0.27)	(0.21)

Distributions to shareholders from net realized gains	(1.17)	(0.04)	(0.98)	(9.04)	(0.13)

Total distributions	(1.40)	(0.46)	(1.26)	(9.31)	(0.34)

Net asset value, end of period	$12.69	$14.72	$10.38	$11.76	$20.08

Total return(c)	(4.62)%	47.17%	(1.46)%	10.86%	1.03%

Net assets, end of period (in 000s)	$15,404	$14,747	$7,791	$21,171	$41,067

Ratio of net expenses to average net assets	0.71%	0.71%	0.77%	0.79%	0.77%(d)

Ratio of total expenses to average net assets	0.90%	0.89%	0.89%	0.87%	0.81%(d)

Ratio of net investment income to average net assets	0.87%	0.70%	1.10%	1.24%	(0.37)%(d)

Portfolio turnover rate(e)	50%	38%	43%	45%	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58                    The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Income Builder	A, C, Institutional, Investor, R6 and P	Diversified

Rising Dividend Growth	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

                59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Income Builder	Monthly	Annually

Rising Dividend Growth	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

60

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

61

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Multi-Manager Non-Core Fixed Income Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

62

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the

    63

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

64

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$986,189,461	$—

Bank Loans	—	154,803,065	5,288,857

Sovereign Debt Obligations	—	2,184,070	—

Mortgage-Backed Obligations	—	108,403	—

Common Stock and/or Other Equity Investments(a)

Asia	12,509,240	—	—

Europe	203,957,759	—	—

North America	675,379,985	—	3,895

Preferred Stocks	—	8,366,433	—

Securities Lending Reinvestment Vehicle	1,879,100	—	—

Warrants	—	70,066	—

Rights	—	29,977	—

Investment Companies	152,284,679	—	—

Short-term Investments	—	3,262,344	—

Total	$1,046,010,763	$1,155,013,819	$5,292,752

Liabilities

Fixed Income

Unfunded Loan Committments	$—	$(26,816)	$—

Derivative Type

Assets(b)

Futures Contracts	$6,067,009	$—	$—

Interest Rate Swap Contracts	—	430,980	—

Total	$6,067,009	$430,980	$—

Liabilities

Credit Default Swap Contracts(b)	$—	$(4,905)	$—

Forward Foreign Currency Exchange Contracts(b)	—	(31,250)	—

Futures Contracts(b)	(15,973,583)	—	—

Interest Rate Swap Contracts(b)	—	(6,352,898)	—

Written Option Contracts	—	(935,197)	—

Total	$(15,973,583)	$(7,324,250)	$—

            65

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$13,678,300	$—	$—

North America	441,823,496	—	—

Investment Companies	14,926,301	—	—

Total	$470,428,097	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(525,607)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

INCOME BUILDER

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Credit	—	$—		Variation margin on swap contracts	$(4,905	)(a)

Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(31,250)

Equity	Variation margin on futures contracts	150,609	(a)	Variation margin on futures contracts; Written option contracts, at value	(2,661,926	)(a)

Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	6,347,380	(a)	Variation margin on swap contracts; Variation margin on futures contracts	(20,599,752	)(a)

Total		$6,497,989			$(23,297,833)

RISING DIVIDEND GROWTH

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts	$(525,607	)(a)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

INCOME BUILDER

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Credit	Net realized gain (loss) from swap contracts/ Net change in unrealized gain on swap contracts	$ (50,047)	$ (18,648)

Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	5,427,522	(690,102)

Equity	Net realized gain from futures, swap contracts and written options/Net unrealized gain on futures, swap contracts and written options	(1,630,722)	(3,679,310)

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	(27,240,263)	(14,319,033)

Total		$(23,493,510)	$(18,707,093)

RISING DIVIDEND GROWTH

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$ (1,296,053)	$ (956,973)

For the fiscal year ended October 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

	Futures	Forward	Swap	Written
	contracts	contracts	Agreements	Options

Income Builder	4,055	$28,921,960	$80,730,722	31,065

Rising Dividend Growth	71	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

                67

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
	First	Next	Next	Next	Over
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Effective Rate

Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.41	*%

Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.75	0.67	**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

**

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.67% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2023, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, Class R6 Shares of the Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs High Yield Fund, and Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended October 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Income Builder	$643,393

Rising Dividend Growth	18,223

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A

Income Builder	$89,455

Rising Dividend Growth	21,044

D. Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

			Other	Total
	Management	Transfer Agency	Expense	Expense
Fund	Fee Waiver	Waivers/Credits	Reimbursements	Reductions

Income Builder	$2,213,975	$ —	$1,002,150	$3,216,125

Rising Dividend Growth	422,324	220,828	507,927	1,151,079

                69

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $35,687 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2022:

Fund	Underlying Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income

Income Builder	Goldman Sachs Emerging Markets Equity Fund — Class R6	$77,765	$708	$(59,724)	$12,752	$(31,501)	$—	—	$708

	Goldman Sachs Financial Square Government Fund — Class R6 Shares	45,473,604	457,489,109	(438,403,025)	—	—	64,559,688	64,559,688	667,955

	Goldman Sachs Financial Square Government Fund — Institutional Shares	23,234,246	406,479,864	(381,589,547)	—	—	48,124,563	48,124,563	787,480

	Goldman Sachs High Yield Fund — Class R6	59,776	1,676	(54,766)	(5,937)	(749)	—	—	1,676

	Goldman Sachs MLP Energy Infrastructure Fund — Class R6	34,067,573	25,527,614	(24,838,274)	(648,706)	5,492,221	39,600,428	1,313,012	2,527,614

Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Class R6 Shares	8,225,405	94,125,242	(88,430,552)	—	—	13,920,095	13,920,095	109,022

	Goldman Sachs Financial Square Government Fund — Institutional Shares	83,592	11,508,975	(10,586,361)	—	—	1,006,206	1,006,206	4,430

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Income Builder	$659,529,770	$530,490,206

Rising Dividend Growth	243,090,349	297,562,501

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk.

The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

71

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

7. SECURITIES LENDING (continued)

The Income Builder Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2022, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’s investment in the Government Money Market Fund for the fiscal year ended October 31, 2022:

Fund	Beginning Value as of October 31, 2021	Purchases at cost	Proceeds from Sales	Ending Value as of October 31, 2022	Shares as of October 31, 2022

Income Builder	$—	$178,866,784	$(176,987,684)	$1,879,100	1,879,100

8. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended October 31, 2022 was as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Distributions paid from:

Ordinary income	$106,584,214	$14,689,338

Net long-term capital gains	59,834,687	38,047,729

Total taxable distributions	$166,418,901	$52,737,067

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Distributions paid from:

Ordinary income	$66,309,149	$11,466,021

Net long-term capital gains	—	6,052,382

Total taxable distributions	$66,309,149	$17,518,403

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Undistributed ordinary income — net	$ 5,771,940	$ 17,203,933

Undistributed long-term capital gains	—	38,082,701

Total Undistributed Earnings	$ 5,771,940	$ 55,286,634

Capital loss carryforwards:

Perpetual Short-Term	(26,319,387)	—

Perpetual Long-Term	(15,373,434)	—

Total capital loss carryforwards	(41,692,821)	—

Timing differences (Open MBS Amortization - Pre-Election/Dividends Payable/Defaulted Bonds/Late Year Ordinary Loss Deferral)	$ (8,448)	$ (5,928,096)

Unrealized gains (loss) — net	(52,564,614)	101,502,232

Total accumulated earnings (loss) net	$(88,493,943)	$150,860,770

72

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Tax Cost	$2,242,604,237	$368,400,258

Gross unrealized gain	188,379,244	115,226,850

Gross unrealized loss	(240,943,858)	(13,724,618)

Net unrealized gain (loss)	$(52,564,614)	$101,502,232

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, swap transactions, material modification of debt securities, and market discount accretion and premium amortization and differences in the tax treatment of partnership investments.

The Income Builder Fund reclassed $22,320 from paid-in capital to distributable earnings for the year ending October 31, 2022. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of partnership investments.

The Rising Dividend Growth Fund reclassed $5,021 from paid-in capital to distributable earnings for the year ending October 31, 2022. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in

73

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

9. OTHER RISKS (continued)

only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. Such market rates are generally the Secured Overnight Financing Rate, London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no

74

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had

75

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

9. OTHER RISKS (continued)

purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

77

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

    Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	8,720,499	$213,503,751	6,867,523	$180,553,524

Reinvestment of distributions	1,276,003	31,882,754	449,961	11,836,775

Shares redeemed	(5,473,237)	(132,444,278)	(2,608,400)	(68,285,982)

	4,523,265	112,942,227	4,709,084	124,104,317

Class C Shares

Shares sold	1,494,808	35,983,206	1,847,515	47,544,663

Reinvestment of distributions	833,098	20,663,588	355,353	9,151,437

Shares redeemed	(5,238,908)	(125,114,914)	(4,830,410)	(124,413,665)

	(2,911,002)	(68,468,120)	(2,627,542)	(67,717,565)

Institutional Shares

Shares sold	14,068,457	353,398,047	14,503,053	386,338,647

Reinvestment of distributions	2,466,261	63,277,599	956,216	25,771,275

Shares redeemed	(12,016,424)	(296,810,163)	(5,011,669)	(134,495,439)

	4,518,294	119,865,483	10,447,600	277,614,483

Investor Shares

Shares sold	8,839,175	218,505,428	4,665,028	124,550,077

Reinvestment of distributions	1,073,626	27,346,707	386,405	10,371,807

Shares redeemed	(4,552,534)	(110,881,045)	(2,904,236)	(77,247,188)

	5,360,267	134,971,090	2,147,197	57,674,696

Class R6 Shares

Shares sold	930,031	22,173,659	383,900	10,356,613

Reinvestment of distributions	73,497	1,872,359	23,368	630,386

Shares redeemed	(221,952)	(5,447,227)	(2,221,047)	(57,015,947)

	781,576	18,598,791	(1,813,779)	(46,028,948)

Class P Shares

Shares sold	391,969	10,008,057	1,318,947	36,093,013

Reinvestment of distributions	143,522	3,694,936	36,867	999,603

Shares redeemed	(560,249)	(14,030,144)	(131,552)	(3,511,903)

	(24,758)	(327,151)	1,224,262	33,580,713

NET INCREASE	12,247,642	$317,582,320	14,086,822	$379,227,696

78

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,937,971	$35,875,163	4,781,865	$60,067,261

Reinvestment of distributions	1,826,238	22,901,532	558,204	6,434,401

Shares redeemed	(2,989,638)	(36,981,705)	(4,006,108)	(49,070,420)

	1,774,571	21,794,990	1,333,961	17,431,242

Class C Shares

Shares sold	276,492	3,497,371	236,781	2,999,106

Reinvestment of distributions	499,266	6,425,383	291,322	3,343,818

Shares redeemed	(2,766,771)	(34,539,849)	(6,041,952)	(76,504,065)

	(1,991,013)	(24,617,095)	(5,513,849)	(70,161,141)

Institutional Shares

Shares sold	1,383,655	18,284,385	2,168,184	29,309,851

Reinvestment of distributions	900,683	12,052,097	300,766	3,677,997

Shares redeemed	(2,624,180)	(34,207,448)	(2,971,856)	(37,608,612)

	(339,842)	(3,870,966)	(502,906)	(4,620,764)

Investor Shares

Shares sold	894,407	11,513,896	567,806	7,461,953

Reinvestment of distributions	500,575	6,684,367	209,775	2,548,105

Shares redeemed	(1,114,071)	(14,682,448)	(2,139,015)	(27,496,297)

	280,911	3,515,815	(1,361,434)	(17,486,239)

Class R6 Shares

Shares sold	61,549	840,687	61,468	824,734

Reinvestment of distributions	23,149	309,412	6,813	83,317

Shares redeemed	(76,950)	(982,601)	(40,210)	(532,863)

	7,748	167,498	28,071	375,188

Class R Shares

Shares sold	47,137	570,139	15,617	197,582

Reinvestment of distributions	11,151	138,958	3,863	43,983

Shares redeemed	(42,663)	(503,372)	(37,028)	(465,104)

	15,625	205,725	(17,548)	(223,539)

Class P Shares

Shares sold	160,746	2,060,320	330,890	4,494,579

Reinvestment of distributions	107,355	1,434,686	29,967	366,629

Shares redeemed	(56,060)	(742,659)	(109,846)	(1,394,013)

	212,041	2,752,347	251,011	3,467,195

NET DECREASE	(39,959)	$(51,686)	(5,782,694)	$(71,218,058)

79

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of <Conditional Value - Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares -undefined> Shares of a undefined, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other undefined expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the undefined and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 01, 2022 through October 31, 2022, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund

Share Class	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/22*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/22*

Class A

Actual	$1,000.00	$ 952.10		$3.85	$1,000.00	$1,001.60		$5.20

Hypothetical 5% return	1,000.00	1,021.30	+	3.99	1,000.00	1,020.00	+	5.24

Class C

Actual	1,000.00	948.80		7.53	1,000.00	998.50		8.97

Hypothetical 5% return	1,000.00	1,017.50	+	7.79	1,000.00	1,016.20	+	9.05

Institutional

Actual	1,000.00	954.10		2.23	1,000.00	1,003.90		3.64

Hypothetical 5% return	1,000.00	1,022.90	+	2.31	1,000.00	1,021.60	+	3.67

Investor

Actual	1,000.00	953.90		2.62	1,000.00	1,002.80		3.94

Hypothetical 5% return	1,000.00	1,022.50	+	2.71	1,000.00	1,021.30	+	3.97

Class R6

Actual	1,000.00	954.10		2.18	1,000.00	1,003.10		3.59

Hypothetical 5% return	1,000.00	1,023.00	+	2.26	1,000.00	1,021.60	+	3.62

Class R

Actual	—	—		—	1,000.00	1,001.20		6.46

Hypothetical 5% return	—	—	+	—	1,000.00	1,018.80	+	6.51

Class P

Actual	1,000.00	953.70		2.18	1,000.00	1,003.90		3.59

Hypothetical 5% return	1,000.00	1,023.00	+	2.25	1,000.00	1,021.60	+	3.62

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Income Builder	0.78%	1.53%	0.45%	0.53%	0.44%	—%	0.44%

Rising Dividend Growth	1.03	1.78	0.72	0.78	0.71	1.28	0.71

81

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

                83

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five- and ten-year periods, and had underperformed the Fund’s benchmark index one-, three-, five-, and ten-year periods ended March 31, 2022. They noted that the Investment Adviser’s Quantitative Investment Strategies Team manages a portion of the Fund’s portfolio (the “10/10 Strategy”) and that they had approved the re-assignment of the portion of the Fund’s portfolio that invests in energy infrastructure companies (the “Energy Infrastructure Strategy”) from the Fund’s former sub-adviser to the Investment Adviser’s Energy and Infrastructure Team in 2020. The Trustees observed that the Investment Adviser’s Multi-Asset Solutions Group manages allocations between the “10/10 Strategy” and the Energy Infrastructure Strategy. They noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. The Trustees recalled that the Rising Dividend Growth Fund’s predecessor had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2022. They noted that the Income Builder Fund had experienced certain portfolio management changes in early 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Rising Dividend Growth Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

84

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Income Builder Fund	Rising Dividend Growth Fund

First $1 billion	0.54%	0.75%

Next $1 billion	0.49	0.68

Next $3 billion	0.46	0.64

Next $3 billion	0.45	0.63

Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Rising Dividend Growth Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Income Builder Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Advisers and Their Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the

                85

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

86

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007- 2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021- Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

.                87

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

88

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of October 31, 2022.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Dividend Focus Funds - Tax Information (Unaudited)

For the year ended October 31, 2022, 20.32% and 44.32% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2022, 24.41% and 88.81% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Income Builder and Rising Dividend Growth Funds designate $59,834,687 and $38,047,729, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

During the fiscal year ended October 31, 2022, the Income Builder and Rising Dividend Growth Funds designate $22,105,774 and 7,925,423, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the year ended October 31, 2022, 0.80% and 2.08% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify as section 199A dividends.

For the fiscal year ended October 31, 2022, the Income Builder Fund designates 55.79% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund1
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]

Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund. Financial Square Funds SM and Investor Funds SM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Jessica Palmer, Chair James A. McNamara, President Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Principal Kathryn A. Cassidy Accounting Officer and Treasurer John G.Chou Caroline L. Kraus, Secretary Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of October 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC © 2022 Goldman Sachs. All rights reserved. 301206-OTU-1717665 DIVFOAR-22

Goldman Sachs Funds

Annual Report	October 31, 2022

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2022

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2022 (the “Reporting Period”).

During the last months of 2021, we introduced a new signal within our High Quality Business Models investment theme. The signal focuses on the number of job postings by a company, as we believe companies that are looking to expand their workforce are better positioned for growth in the long term. Additionally, we introduced two new signals within our Market Themes & Trends investment theme. The first signal helps expand our library of economic linkages signals by identifying relationships between companies posting similar jobs in the same geographical regions. The second signal focuses on macro market environments and assesses similarities between market events from the past and the current environment. This signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. Finally, we introduced a new signal within our Sentiment Analysis investment theme. The signal uses short sales transaction data to help identify potential sustained stock sell-offs, expanding upon our existing factors that leverage short sales and short interest data.

During the first half of 2022, we enhanced a signal within our Market Themes & Trends investment theme. We believe patterns exist in the market, and thus, the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments.

1

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equity markets declined during the 12-month period ended October 31, 2022 (the “Reporting Period”), with elevated inflation, tighter monetary policy from the Federal Reserve (the “Fed”), recession fears, geopolitical conflict and supply-chain issues creating a challenging backdrop for investors.

When the Reporting Period began in November 2021, the S&P 500® Index (with dividends reinvested) (the “S&P 500 Index”) returned -0.69%. Retail earnings upside surprises and hints of easing supply-chain constraints supported the U.S. equity market’s upward trajectory early in the month. Congress passed a $1 trillion infrastructure bill, and President Joe Biden signed the bill into law. The Federal Reserve (the “Fed”) Chair Jerome Powell was appointed for a second term days before the Thanksgiving holiday, bringing clarity to the central bank’s path forward. However, renewed concerns over COVID-19 developments brought U.S. equities under pressure late in the month, as the emergence of the highly contagious Omicron variant triggered a sell-off among global risk assets. Persistently high inflation weighed on market sentiment as well.

The S&P 500 Index gained 4.48% in December 2021. Despite record COVID-19 cases in many areas of the U.S., studies showed the variant was accompanied by milder symptoms than previous variants, propelling U.S. equities higher. Supply-chain issues and high inflation continued to put pressure on corporate earnings, though investors seemed to believe the impact had reached its peak. Positively seasonality and the so-called “Santa Rally” also lifted the S&P 500 Index toward the end of the month.

In the first quarter of 2022, the S&P 500 Index returned -4.95%, marking the Index’s first quarterly decline since the first quarter of 2020. The dramatic repricing of the Fed’s interest rate hike path and expectations for a more aggressive balance sheet run-off phase were accelerated due to concerns about elevated and persistent inflation pressures. Tensions arising from geopolitical conflict also brought about concern, as commodity prices became volatile, the global supply chain came into question again, and Russia invaded Ukraine. Dampened corporate earnings momentum also played into the U.S. equity market’s decline in the first quarter.

The S&P 500 Index returned -16.10% in the second quarter of 2022. Inflation, the Fed’s policy response and recession worries remained at the core of the narrative during the quarter, resulting in a broad risk-off, or heightened investor risk aversion, atmosphere. At the end of the quarter, investors were looking ahead to the second quarter corporate earnings season with some caution, as input price pressures and consumption trends factored into analysts’ arguments for downward revisions to earnings estimates.

In the third quarter of 2022, the S&P 500 Index returned -4.88%, marking its third consecutive quarterly decline and its longest losing streak since 2008. Year-to-date through September 30, 2022, the S&P 500 Index had its third-worst performance since the 1950s. The noticeable tightening of financial conditions, guided by expectations for a more aggressive interest rate hike cycle, was the major story for the quarter. The Fed’s hawkish policy was supported by higher than consensus expected core Consumer Price Index data and a still-tight labor market that showed only moderate signs of cooling. (Hawkish tends to suggest higher interest rates; opposite of dovish. Core Consumer Price Index (“CPI”) data excludes food and energy prices.) Geopolitical tensions also remained high due to the possible weaponization of energy flows. There also appeared to be significant concern among investors that corporate earnings could suffer given the combination of margin pressures, demand destruction, higher labor costs, slower economic activity and a stronger U.S. dollar eroding overseas sales.

The S&P 500 Index increased 8.10% in October 2022, posting the second-best monthly performance year to date. The U.S. equity market recovery can predominantly be credited to a shift in the Fed narrative, depressed investor sentiment and positioning, and solid third quarter earnings. Despite the September CPI data coming in higher than consensus expected, Fed officials began to contend that inflation would likely decline in the upcoming months should demand weaken and supply-chain issues soften as policymakers anticipated. Also, with more than half of S&P 500 Index companies having reported third quarter earnings results through the end of the month, those results exceeded market expectations in the vast majority of cases.

For the Reporting Period overall, energy was by far the best performing sector in the S&P 500 Index, followed at some distance by consumer staples, utilities and health care, the only sectors to post positive absolute returns. The weakest performing sectors in the S&P 500 Index during the Reporting Period were communication services, consumer discretionary, real estate and information technology.

2

MARKET REVIEW

Within the U.S. equity market, all capitalization segments posted double-digit negative absolute returns for the Reporting Period overall. Large-cap stocks, as measured by the Russell 1000® Index, were least weak, followed closely behind by mid-cap stocks, as measured by the Russell Midcap® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, value-oriented stocks notably outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -24.27%, -24.84%, -24.00%, -24.36%, -24.10%, -23.97%, -24.46% and -24.00%, respectively. These returns compare to the -24.60% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, most share classes of the Fund outperformed the Index, with two of our quantitative model’s four investment themes adding to returns. Stock selection driven by these investment themes also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — High Quality Business Models and Market Themes & Trends — bolstered the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Our Sentiment Analysis investment theme and, to a lesser extent, our Fundamental Mispricings investment theme detracted from relative returns during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

4

PORTFOLIO RESULTS

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was helped by stock picks in the consumer discretionary, health care and communication services sectors. Investments in the consumer staples, industrials and energy sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Regarding individual stock positions, the Fund benefited from underweight positions versus the Index in streaming entertainment service company Netflix and diversified software company Adobe. An overweight position in technology holding company Alphabet also contributed positively to relative performance. The Fund’s underweight position in Netflix was based on our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The underweight in Adobe was largely the result of our High Quality Business Models and Sentiment Analysis investment themes. Our High Quality Business Models investment theme drove the Fund’s overweight in Alphabet.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hindered by its overweight positions compared to the Index in EPAM Systems, a digital transformation services and product engineering company, and PayPal Holdings, a payment transactions services provider. Its underweight position in pharmaceutical company Eli Lilly and Company also detracted from relative returns. The overweight in EPAM Systems was driven by our Sentiment Analysis, High Quality Business Models and Market Themes & Trends investment themes. The Fund’s overweight in PayPal Holdings was mainly because of our Sentiment Analysis and High Quality Business Models investment themes. The Fund was underweight in Eli Lilly and Company due mainly to our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the real estate, health care and materials sectors relative to the Index. The Fund was relatively neutral versus the Index in the information technology, financials, consumer discretionary and energy sectors. At the end of the Reporting Period, the Fund had no exposure to the utilities sector.

5

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	12.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	8.6	Software
Amazon.com, Inc.	5.0	Internet & Direct Marketing Retail
Alphabet, Inc., Class C	4.2	Interactive Media & Services
Tesla, Inc.	3.2	Automobiles
Broadcom, Inc.	2.0	Semiconductors & Semiconductor Equipment
Adobe, Inc.	1.9	Software
Intuit, Inc.	1.7	Software
ServiceNow, Inc.	1.6	Software
Lockheed Martin Corp.	1.6	Aerospace & Defense

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-24.27%	9.76%	13.56%	—
Including sales charges	-28.44%	8.53%	12.92%	—

Class C
Excluding contingent deferred sales charges	-24.84%	8.95%	12.72%	—
Including contingent deferred sales charges	-25.59%	8.95%	12.72%	—

Institutional	-24.00%	10.17%	14.00%	—

Service	-24.36%	9.63%	13.43%	—

Investor	-24.10%	10.03%	13.84%	—

Class R6 (Commenced July 31, 2015)	-23.97%	10.19%	N/A	11.26%

Class R	-24.46%	9.49%	13.27%	—

Class P (Commenced April 16, 2018)	-24.00%	N/A	N/A	9.59%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund sees long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -5.42%, -6.14%, -5.08%, -5.55%, -5.17%, -5.07%, -5.66% and -5.07%, respectively. These returns compare to the -7.00% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to performance. Stock selection driven by our investment themes also increased relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes contributed positively to relative results. Our best performing theme was High Quality Business Models, followed by Fundamental Mispricings, Market Themes & Trends and Sentiment Analysis. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

8

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the health care, information technology and materials sectors added to relative performance. The Fund was hindered by its holdings in the energy, consumer staples and real estate sectors.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, overweight positions compared to the Index in biopharmaceutical company Gilead Sciences and managed care company Molina Healthcare boosted the Fund’s relative performance. An underweight in telecommunications conglomerate Comcast was also advantageous. The Fund’s overweight in Gilead Sciences was mainly because of our Sentiment Analysis and Fundamental Mispricings investment themes. The overweight in Molina Healthcare was based mostly on our Sentiment Analysis investment theme. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s underweight in Comcast.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, underweight positions versus the Index in Chevron and ExxonMobil, each a multinational oil and gas company, detracted from its relative returns. The Fund was also hurt by an overweight in technology conglomerate Meta Platforms. The underweights in Chevron and ExxonMobil were largely due to our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes. The Fund’s overweight in Meta Platforms was driven by our Sentiment Analysis and Fundamental Mispricings investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate, information technology and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities, communication services, consumer staples and energy sectors. The Fund was relatively neutral versus the Index in the consumer discretionary, materials and industrials sectors at the end of the Reporting Period.

9

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

Berkshire Hathaway, Inc., Class B	4.0%	Diversified Financial Services
Pfizer, Inc.	2.5	Pharmaceuticals
Cisco Systems, Inc.	2.1	Communications Equipment
Thermo Fisher Scientific, Inc.	1.8	Life Sciences Tools & Services
Linde PLC	1.7	Chemicals
Gilead Sciences, Inc.	1.6	Biotechnology
Medtronic PLC	1.6	Health Care Equipment & Supplies
Elevance Health, Inc.	1.6	Health Care Providers & Services
Chubb Ltd.	1.6	Insurance
Cigna Corp.	1.6	Health Care Providers & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-5.42%	6.24%	10.24%	—
Including sales charges	-10.62%	5.05%	9.61%	—

Class C
Excluding contingent deferred sales charges	-6.14%	5.45%	9.41%	—
Including contingent deferred sales charges	-7.08%	5.45%	9.41%	—

Institutional	-5.08%	6.64%	10.66%	—

Service	-5.55%	6.11%	10.11%	—

Investor	-5.17%	6.51%	10.51%	—

Class R6 (Commenced July 31, 2015)	-5.07%	6.65%	N/A	8.03%

Class R	-5.66%	5.98%	9.96%	—

Class P (Commenced April 16, 2018)	-5.07%	N/A	N/A	6.19%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

11

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -17.64%, -18.24%, -17.31%, -17.73%, -17.42%, -17.30%, -17.83% and -17.31%, respectively. These returns compare to the -18.54% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes contributing positively. Stock selection driven by these investment themes also helped the Fund’s relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — High Quality Business Models, Fundamental Mispricings, Market Themes & Trends and Sentiment Analysis — added to relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

12

PORTFOLIO RESULTS

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock picks in the information technology, consumer discretionary and financials sectors bolstered the Fund’s relative returns. Investments in the utilities sector had a negative effect on performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund benefited from overweight positions relative to the Index in Murphy USA, which operates a chain of retail gas stations; Range Resources, a natural gas exploration and production company; and American Equity Investment Life Insurance, a leading issuer of general account annuities. The overweight in Murphy USA was largely driven by our High Quality Business Models and Market Themes & Trends investment themes. Our Market Themes & Trends and High Quality Business Models investment themes led to the Fund’s overweight in Range Resources. The overweight in American Equity Investment Life Insurance was primarily because of our Fundamental Mispricings investment theme.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A

During the Reporting Period, the Fund was hurt by its overweight positions versus the Index in Goosehead Insurance, which provides personal lines insurance agency services; Codexis, a protein engineering company that develops enzymes for pharmaceutical, food and medical applications; and The Joint, which develops, owns, operates, supports and manages chiropractic clinics. The Fund was overweight Goosehead Insurance due mainly to our Fundamental Mispricings investment theme and, to a lesser extent, our Market Themes & Trends investment theme. The overweights in Codexis and The Joint were mostly because of our Sentiment Analysis and High Quality Business Models investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight the information technology sector relative to the Index. Compared to the Index, the Fund was underweight the utilities and industrials sectors. The Fund was relatively neutral versus the Index in the real estate, health care, consumer discretionary, materials, energy and consumer staples sectors at the end of the Reporting Period.

13

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2022

TOP 10 HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

Murphy USA, Inc.	0.9%	Specialty Retail
Shockwave Medical, Inc.	0.8	Health Care Equipment & Supplies
STAG Industrial, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)
FirstCash Holdings, Inc.	0.7	Consumer Finance
Magnolia Oil & Gas Corp., Class A	0.7	Oil, Gas & Consumable Fuels
Inspire Medical Systems, Inc.	0.7	Health Care Equipment & Supplies
AMN Healthcare Services, Inc.	0.7	Health Care Providers & Services
Mueller Industries, Inc.	0.7	Machinery
Hancock Whitney Corp.	0.7	Banks
Medpace Holdings, Inc.	0.7	Life Sciences Tools & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-17.64%	4.60%	9.29%	—
Including sales charges	-22.17%	3.42%	8.68%	—

Class C
Excluding contingent deferred sales charges	-18.24%	3.82%	8.48%	—
Including contingent deferred sales charges	-19.06%	3.82%	8.48%	—

Institutional	-17.31%	4.99%	9.72%	—

Service	-17.73%	4.48%	9.18%	—

Investor	-17.42%	4.86%	9.57%	—

Class R6 (Commenced July 31, 2015)	-17.30%	5.02%	N/A	7.10%

Class R	-17.83%	4.34%	9.03%	—

Class P (Commenced April 16, 2018)	-17.31%	N/A	N/A	4.17%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

15

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -25.73%, -26.49%, -25.48%, -25.59%, -25.45%, -25.92% and -25.49%, respectively. These returns compare to the -26.02% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, most share classes of the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to results. Stock selection driven by these investment themes also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes added to the Fund’s relative performance. High Quality Business Models contributed the most positively to returns, followed by Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

16

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, stock selection in the financials, real estate and consumer discretionary sectors bolstered relative performance. The Fund was hurt by holdings in the materials, consumer staples and health care sectors.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was aided by overweight positions versus the Index in Murphy USA, which operates a chain of retail gas stations; Matador Resources, an independent energy exploration and production company; and Clearfield, which manufacturers and distributes passive connectivity products. The Fund was overweight Murphy USA mainly because of our High Quality Business Models investment theme and, to a lesser degree, our Market Themes & Trends and Sentiment Analysis investment themes. The overweight in Matador Resources was based largely on our Market Themes & Trends and High Quality Business Models investment themes. The Fund’s overweight in Clearfield was driven by our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by overweight positions compared to the Index in Codexis, a protein engineering company that develops enzymes for pharmaceutical, food and medical applications; Crocs, a footwear maker; and The Joint, which develops, owns, operates, supports and manages chiropractic clinics. The overweight in Codexis was primarily the result of our Sentiment Analysis investment theme and, to a lesser extent, our High Quality Business Models and Market Themes & Trends investment themes. Our High Quality Business Models and Sentiment Analysis investment themes led to the Fund’s overweight positions in Crocs and The Joint.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight the industrials and materials sectors relative to the Index. Compared to the Index, it was not overweight any sectors. The Fund was relatively neutral versus the Index in the consumer discretionary, utilities, consumer staples, communication services, energy, financials, health care, real estate and information technology sectors at the end of the Reporting Period.

17

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

Shockwave Medical, Inc.	1.4%	Health Care Equipment & Supplies
Murphy USA, Inc.	1.2	Specialty Retail
ExlService Holdings, Inc.	1.2	IT Services
AMN Healthcare Services, Inc.	1.1	Health Care Providers & Services
Magnolia Oil & Gas Corp., Class A	1.0	Oil, Gas & Consumable Fuels
Inspire Medical Systems, Inc.	1.0	Health Care Equipment & Supplies
Fabrinet	0.9	Electronic Equipment, Instruments & Components
Axonics, Inc.	0.9	Health Care Equipment & Supplies
Medpace Holdings, Inc.	0.9	Life Sciences Tools & Services
Maximus, Inc.	0.9	IT Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-25.73%	3.23%	8.85%	—
Including sales charges	-29.82%	2.07%	8.24%	—

Class C
Excluding contingent deferred sales charges	-26.49%	2.41%	8.01%	—
Including contingent deferred sales charges	-27.23%	2.41%	8.01%	—

Institutional	-25.48%	3.62%	9.26%	—

Investor	-25.59%	3.48%	9.11%	—

Class R6 (Commenced July 31, 2015)	-25.45%	3.63%	N/A	5.68%

Class R	-25.92%	2.98%	8.57%	—

Class P (Commenced April 16, 2018)	-25.49%	N/A	N/A	2.23%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund sees long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -9.67%, -10.33%, -9.32%, -9.44%, -9.31%, -9.88% and -9.32%, respectively. These returns compare to the -10.73% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to relative results. Stock selection driven by these investment themes further increased relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, Sentiment Analysis, High Quality Business Models and Market Themes & Trends — contributed positively to the Fund’s relative performance. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

20

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was helped by stock picks in the consumer discretionary, health care and industrials sectors. Investments in the utilities and real estate sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund benefited from overweight positions versus the Index in Antero Resources, a hydrocarbon exploration company; Warrior Met Coal, a producer and exporter of metallurgical coal for the global steel industry; and Range Resources, a natural gas exploration and production company. The overweight position in Antero Resources was due primarily to our Sentiment Analysis and Market Themes & Trends investment themes. Our High Quality Business Models and Market Themes & Trends investment themes led to the Fund’s overweight position in Warrior Met Coal. The Fund was overweight Range Resources based largely on our Market Themes & Trends and High Quality Business Models investment themes.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions compared to the Index in Goosehead Insurance, which provides personal lines insurance agency services, and Bermuda-based Argo Group International Holding, a U.S.-focused underwriter of specialty insurance products. An underweight in Chesapeake Energy, an oil and natural gas exploration and production company, also detracted from relative performance. The overweight in Goosehead Insurance was mainly because of our Fundamental Mispricings investment theme and, to a lesser extent, our Market Themes & Trends investment theme. The Fund’s overweight in Argo Group International Holding was mostly due to our Fundamental Mispricings investment theme. Our High Quality Business Models and Sentiment Analysis investment themes drove the Fund’s underweight in Chesapeake Energy.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the utilities and consumer discretionary sectors. The Fund was relatively neutral versus the Index in the materials, health care, industrials, financials, consumer staples and energy sectors at the end of the Reporting Period.

21

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

SouthState Corp.	1.1%	Banks
STAG Industrial, Inc. REIT	1.0	Equity Real Estate Investment Trusts (REITs)
Hancock Whitney Corp.	1.0	Banks
American Equity Investment Life Holding Co.	0.9	Insurance
Associated Banc-Corp.	0.9	Banks
Cadence Bank	0.9	Banks
ONE Gas, Inc.	0.9	Gas Utilities
Civitas Resources, Inc.	0.9	Oil, Gas & Consumable Fuels
International Bancshares Corp.	0.9	Banks
Ryman Hospitality Properties, Inc. REIT	0.8	Equity Real Estate Investment Trusts (REITs)

[1]	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-9.67%	5.77%	9.37%	—
Including sales charges	-14.64%	4.58%	8.76%	—

Class C
Excluding contingent deferred sales charges	-10.33%	4.99%	8.56%	—
Including contingent deferred sales charges	-11.23%	4.99%	8.56%	—

Institutional	-9.32%	6.17%	9.80%	—

Investor	-9.44%	6.03%	9.65%	—

Class R6 (Commenced July 31, 2015)	-9.31%	6.18%	N/A	8.37%

Class R	-9.88%	5.50%	9.10%	—

Class P (Commenced April 16, 2018)	-9.32%	N/A	N/A	5.68%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund sees long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -14.87%, -15.50%, -14.55%, -14.98%, -14.65%, -14.54%, -15.08% and -14.54%, respectively. These returns compare to the -14.61% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund generated mixed results versus the Index, with some share classes underperforming and others outperforming. Within our stock selection strategy, certain individual investments detracted from relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes added to the Fund’s relative returns. High Quality Business Models was our best performing investment theme, followed by Fundamental Mispricings and Market Themes & Trends. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Our Sentiment Analysis investment theme detracted from relative performance during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

24

PORTFOLIO RESULTS

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, certain individual stock positions, especially in the energy, consumer staples and information technology sectors, detracted from the Fund’s relative returns. Investments in the health care, materials and consumer discretionary sectors enhanced relative performance.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by its overweight position versus the Index in payment transactions services provider PayPal Holdings. Underweight positions in multinational oil and gas companies ExxonMobil and Chevron also detracted from the Fund’s relative returns. The Fund was overweight in PayPal Holdings largely because of our Sentiment Analysis investment theme and, to a lesser degree, our High Quality Business Models investment theme. Our Sentiment Analysis and Market Themes & Trends investment themes were largely responsible for the Fund’s underweight in ExxonMobil. The underweight in Chevron was mainly the result of our Sentiment Analysis, Fundamental Mispricings and Market Themes & Trends investment themes.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited during the Reporting Period from underweight positions relative to the Index in diversified software company Adobe and streaming entertainment service company Netflix. An overweight in technology holding company Alphabet also contributed positively to relative performance. The underweight in Adobe and the overweight in Alphabet were due mainly to our High Quality Business Models and Sentiment Analysis investment themes. Our High Quality Business Models investment theme led to the Fund’s underweight in Netflix.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, real estate, materials and financials sectors relative to the Index. Compared to the Index, the Fund was underweight the communication services, utilities, consumer staples and energy sectors. The Fund was relatively neutral versus the Index in the information technology, consumer discretionary and industrials sectors at the end of the Reporting Period.

25

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.0%	Technology Hardware, Storage & Peripherals

Microsoft Corp.	4.3	Software

Berkshire Hathaway, Inc., Class B	2.7	Diversified Financial Services

Amazon.com, Inc.	2.7	Internet & Direct Marketing Retail

Alphabet, Inc., Class C	2.3	Interactive Media & Services

Pfizer, Inc.	1.8	Pharmaceuticals

Tesla, Inc.	1.8	Automobiles

Cisco Systems, Inc.	1.6	Communications Equipment

Broadcom, Inc.	1.6	Semiconductors & Semiconductor Equipment
Elevance Health, Inc.	1.5	Health Care Providers & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle SOI represented 0.2% of the Fund’s net assets as of October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS U.S. EQUITY INSIGHTS

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-14.87%	8.65%	12.11%	—
Including sales charges	-19.55%	7.43%	11.48%	—

Class C
Excluding contingent deferred sales charges	-15.50%	7.85%	11.28%	—
Including contingent deferred sales charges	-16.35%	7.85%	11.28%	—

Institutional	-14.55%	9.06%	12.55%	—

Service	-14.98%	8.52%	11.99%	—

Investor	-14.65%	8.92%	12.39%	—

Class R6 (Commenced July 31, 2015)	-14.54%	9.07%	N/A	9.96%

Class R	-15.08%	8.38%	11.84%	—

Class P (Commenced April 16, 2018)	-14.54%	N/A	N/A	8.63%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

27

FUND BASICS

Index Definitions

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes.

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000®

Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes.

It is not possible to invest directly in an unmanaged index.

28

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 1.6%
32,371	Lockheed Martin Corp.	$15,754,318

Airlines – 0.1%
20,521	Delta Air Lines, Inc.*	696,278

Automobiles – 3.7%
121,840	General Motors Co.	4,782,220
139,881	Tesla, Inc.*	31,828,523

		36,610,743

Banks – 0.1%
6,149	BOK Financial Corp.	677,558

Beverages – 0.1%
3,311	PepsiCo, Inc.	601,211

Biotechnology – 5.2%
100,751	AbbVie, Inc.	14,749,946
357,606	Exelixis, Inc.*	5,929,108
65,803	Horizon Therapeutics PLC*	4,100,843
152,217	Incyte Corp.*	11,315,812
48,152	Vertex Pharmaceuticals, Inc.*	15,023,424

		51,119,133

Capital Markets – 2.2%
19,894	Ameriprise Financial, Inc.	6,149,633
17,832	CME Group, Inc.	3,090,286
31,410	MarketAxess Holdings, Inc.	7,665,296
79,424	Stifel Financial Corp.	4,913,963

		21,819,178

Chemicals – 3.2%
97,433	CF Industries Holdings, Inc.	10,353,231
192,479	Mosaic Co. (The)	10,345,746
50,829	Sherwin-Williams Co. (The)	11,438,050

		32,137,027

Communications Equipment – 1.0%
78,918	Arista Networks, Inc.*	9,538,029

Construction Materials – 0.2%
18,150	Eagle Materials, Inc.	2,219,926

Consumer Finance – 0.1%
42,114	Synchrony Financial	1,497,574

Distributors – 1.3%
99,189	LKQ Corp.	5,518,876
25,694	Pool Corp.	7,816,886

		13,335,762

Diversified Financial Services – 0.2%
5,602	Berkshire Hathaway, Inc., Class B*	1,653,094
19,774	Equitable Holdings, Inc.	605,480

		2,258,574

Electrical Equipment – 0.3%
20,764	AMETEK, Inc.	2,692,260

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.6%
14,669	Teledyne Technologies, Inc.*	5,837,969

Energy Equipment & Services – 0.2%
58,158	Halliburton Co.	2,118,114

Equity Real Estate Investment Trusts (REITs) – 4.5%
79,247	Camden Property Trust REIT	9,156,991
39,287	CubeSmart REIT	1,644,947
111,248	Host Hotels & Resorts, Inc. REIT	2,100,362
62,211	Mid-America Apartment Communities, Inc. REIT	9,795,122
149,766	National Storage Affiliates Trust REIT	6,389,017
85,213	Park Hotels & Resorts, Inc. REIT	1,114,586
37,795	Public Storage REIT	11,707,001
11,584	SBA Communications Corp. REIT	3,126,522

		45,034,548

Food & Staples Retailing – 1.1%
734	Casey’s General Stores, Inc.	170,809
21,957	Costco Wholesale Corp.	11,011,436

		11,182,245

Food Products – 1.5%
45,711	Lamb Weston Holdings, Inc.	3,941,203
171,869	Mondelez International, Inc., Class A	10,566,506

		14,507,709

Health Care Equipment & Supplies – 1.3%
52,181	Intuitive Surgical, Inc.*	12,861,051

Health Care Providers & Services – 6.4%
126,592	Centene Corp.*	10,776,777
4,453	Cigna Corp.	1,438,586
24,131	Elevance Health, Inc.	13,194,107
24,807	Humana, Inc.	13,844,290
24,513	Molina Healthcare, Inc.*	8,796,735
28,031	UnitedHealth Group, Inc.	15,561,410

		63,611,905

Hotels, Restaurants & Leisure – 2.6%
4,252	Darden Restaurants, Inc.	608,631
10,907	Hilton Worldwide Holdings, Inc.	1,475,281
82,180	Marriott International, Inc., Class A	13,157,840
146,110	Wyndham Hotels & Resorts, Inc.	11,094,132

		26,335,884

Insurance – 0.5%
11,638	American Financial Group, Inc.	1,688,790
71,245	Lincoln National Corp.	3,837,968

		5,526,758

Interactive Media & Services – 4.5%
441,581	Alphabet, Inc., Class C*	41,800,058
70,641	Match Group, Inc.*	3,051,691

		44,851,749

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – 5.0%
480,081	Amazon.com, Inc.*	$49,179,498

IT Services – 4.6%
43,092	Accenture PLC, Class A	12,233,819
21,389	Euronet Worldwide, Inc.*	1,796,890
14,757	Gartner, Inc.*	4,455,434
32,991	Mastercard, Inc., Class A	10,826,986
1,705	MongoDB, Inc.*	312,066
24,508	Snowflake, Inc., Class A*	3,928,632
29,257	Toast, Inc., Class A*	646,287
15,599	VeriSign, Inc.*	3,126,976
39,906	Visa, Inc., Class A	8,266,927

		45,594,017

Life Sciences Tools & Services – 2.4%
3,984	Agilent Technologies, Inc.	551,186
505,201	Avantor, Inc.*	10,189,904
17,264	IQVIA Holdings, Inc.*	3,619,743
6,462	Mettler-Toledo International, Inc.*	8,173,978
27,205	Syneos Health, Inc.*	1,370,588

		23,905,399

Media – 0.7%
15,017	Charter Communications, Inc., Class A*	5,520,549
22,402	News Corp., Class A	377,922
29,237	Trade Desk, Inc. (The), Class A*	1,556,578

		7,455,049

Oil, Gas & Consumable Fuels – 0.6%
25,332	Antero Resources Corp.*	928,671
8,531	Devon Energy Corp.	659,873
17,215	Pioneer Natural Resources Co.	4,414,098

		6,002,642

Pharmaceuticals – 0.3%
7,597	Eli Lilly & Co.	2,750,798

Road & Rail – 2.2%
153,976	CSX Corp.	4,474,543
41,251	Knight-Swift Transportation Holdings, Inc.	1,981,285
75,788	Union Pacific Corp.	14,940,846

		21,396,674

Semiconductors & Semiconductor Equipment – 5.4%
83,745	Applied Materials, Inc.	7,393,846
43,109	Broadcom, Inc.	20,266,403
2,659	KLA Corp.	841,441
17,500	Lam Research Corp.	7,083,650
23,069	Monolithic Power Systems, Inc.	7,830,772
67,797	NVIDIA Corp.	9,150,561
14,461	ON Semiconductor Corp.*	888,339

		53,455,012

Software – 18.4%
58,425	Adobe, Inc.*	18,608,362
26,522	Crowdstrike Holdings, Inc., Class A*	4,275,346

Common Stocks – (continued)
Software – (continued)
211,169	Fortinet, Inc.*	12,070,420
40,157	Intuit, Inc.	17,167,118
367,887	Microsoft Corp.	85,397,609
50,945	NCR Corp.*	1,083,091
74,007	Palo Alto Networks, Inc.*	12,698,861
32,689	Paycom Software, Inc.*	11,310,394
37,620	ServiceNow, Inc.*	15,828,239
24,028	Zscaler, Inc.*	3,702,715

		182,142,155

Specialty Retail – 2.3%
1,148	AutoNation, Inc.*	122,044
5,396	AutoZone, Inc.*	13,667,420
20,842	Ulta Beauty, Inc.*	8,740,510

		22,529,974

Technology Hardware, Storage & Peripherals – 12.8%
772,266	Apple, Inc.	118,419,269
64,459	NetApp, Inc.	4,465,075
121,455	Pure Storage, Inc., Class A*	3,748,101

		126,632,445

Thrifts & Mortgage Finance – 0.4%
421,278	New York Community Bancorp, Inc.(a)	3,922,098

Tobacco – 0.1%
14,263	Altria Group, Inc.	659,949

Trading Companies & Distributors – 0.9%
185,728	Fastenal Co.	8,976,234

TOTAL COMMON STOCKS
(Cost $705,347,523)		$977,427,447

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $705,347,523)		$977,427,447

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,352,200	3.066%	$2,352,200
(Cost $2,352,200)

TOTAL INVESTMENTS – 98.8%
(Cost $707,699,723)		$979,779,647

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		11,164,318

NET ASSETS – 100.0%		$990,943,965

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 99.0%
Aerospace & Defense – 1.8%
8,944	General Dynamics Corp.	$2,234,211
53,110	Howmet Aerospace, Inc.	1,888,061
906	Lockheed Martin Corp.	440,932
32,269	Textron, Inc.	2,208,490

		6,771,694

Airlines – 0.1%
2,285	Southwest Airlines Co.*	83,060
3,296	United Airlines Holdings, Inc.*	141,991

		225,051

Automobiles – 1.4%
134,663	General Motors Co.	5,285,523

Banks – 3.5%
31,769	Bank of America Corp.	1,144,955
30,872	BOK Financial Corp.	3,401,786
53,907	Citigroup, Inc.	2,472,175
32,639	East West Bancorp, Inc.	2,335,973
27,014	JPMorgan Chase & Co.	3,400,522
13,592	PacWest Bancorp	337,897

		13,093,308

Biotechnology – 3.6%
6,931	Biogen, Inc.*	1,964,523
5,240	BioMarin Pharmaceutical, Inc.*	453,941
77,236	Gilead Sciences, Inc.	6,059,937
6,558	Moderna, Inc.*	985,864
11,946	Vertex Pharmaceuticals, Inc.*	3,727,152

		13,191,417

Building Products – 0.9%
22,708	Carrier Global Corp.	902,870
9,824	Lennox International, Inc.	2,294,592

		3,197,462

Capital Markets – 4.6%
104,343	Bank of New York Mellon Corp. (The)	4,393,884
27,561	CME Group, Inc.	4,776,321
25,177	Intercontinental Exchange, Inc.	2,406,166
5,452	Morgan Stanley	447,991
11,955	Raymond James Financial, Inc.	1,412,363
61,248	Stifel Financial Corp.	3,789,414

		17,226,139

Chemicals – 3.5%
37,550	Corteva, Inc.	2,453,517
3,879	International Flavors & Fragrances, Inc.	378,629
20,788	Linde PLC (United Kingdom)	6,181,312
76,170	Mosaic Co. (The)	4,094,138

		13,107,596

Commercial Services & Supplies – 1.1%
29,915	Republic Services, Inc.	3,967,327

Communications Equipment – 2.1%
170,195	Cisco Systems, Inc.	7,731,959

Common Stocks – (continued)
Construction Materials – 0.6%
7,101	Martin Marietta Materials, Inc.	2,385,794

Consumer Finance – 3.2%
44,629	Capital One Financial Corp.	4,731,566
25,426	Discover Financial Services	2,656,000
123,753	Synchrony Financial	4,400,657

		11,788,223

Distributors – 1.2%
77,061	LKQ Corp.	4,287,674

Diversified Financial Services – 4.9%
49,598	Berkshire Hathaway, Inc., Class B*	14,635,874
110,639	Equitable Holdings, Inc.	3,387,766

		18,023,640

Diversified Telecommunication Services – 0.9%
91,141	Verizon Communications, Inc.	3,405,939

Electric Utilities – 1.5%
22,646	Exelon Corp.	873,909
58,754	NextEra Energy, Inc.	4,553,435

		5,427,344

Electrical Equipment – 1.8%
2,386	Acuity Brands, Inc.	437,998
34,318	AMETEK, Inc.	4,449,672
3,812	Emerson Electric Co.	330,119
41,605	nVent Electric PLC	1,518,583

		6,736,372

Electronic Equipment, Instruments & Components – 1.2%
11,157	Teledyne Technologies, Inc.*	4,440,263

Energy Equipment & Services – 1.2%
53,917	Baker Hughes Co.	1,491,344
15,277	Halliburton Co.	556,389
46,704	Schlumberger NV	2,430,009

		4,477,742

Entertainment – 0.2%
2,071	Netflix, Inc.*	604,483

Equity Real Estate Investment Trusts (REITs) – 7.5%
30,381	Camden Property Trust REIT	3,510,524
89,049	CubeSmart REIT	3,728,482
8,975	Equity Residential REIT	565,604
201,759	Host Hotels & Resorts, Inc. REIT	3,809,210
31,233	Life Storage, Inc. REIT	3,454,682
26,028	Mid-America Apartment Communities, Inc. REIT	4,098,109
74,122	National Storage Affiliates Trust REIT	3,162,044
132,284	Park Hotels & Resorts, Inc. REIT	1,730,275
2,076	Public Storage REIT	643,041
12,183	SBA Communications Corp. REIT	3,288,192

		27,990,163

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.9%
12,084	Casey’s General Stores, Inc.	$2,812,068
8,567	Kroger Co. (The)	405,133
1,758	Walmart, Inc.	250,216

		3,467,417

Food Products – 1.9%
39,014	Conagra Brands, Inc.	1,431,814
90,437	Mondelez International, Inc., Class A	5,560,067

		6,991,881

Health Care Equipment & Supplies – 3.0%
118,198	Boston Scientific Corp.*	5,095,516
68,498	Medtronic PLC	5,982,615

		11,078,131

Health Care Providers & Services – 6.4%
57,570	Centene Corp.*	4,900,934
17,920	Cigna Corp.	5,789,235
10,924	Elevance Health, Inc.	5,972,915
5,565	HCA Healthcare, Inc.	1,210,221
4,344	Humana, Inc.	2,424,300
29,663	Universal Health Services, Inc., Class B	3,437,052

		23,734,657

Hotels, Restaurants & Leisure – 0.7%
9,825	Boyd Gaming Corp.	567,492
23,511	Hyatt Hotels Corp., Class A*	2,214,971

		2,782,463

Household Durables – 0.6%
18,596	Garmin Ltd.	1,637,192
3,931	Whirlpool Corp.	543,421

		2,180,613

Household Products – 0.0%
573	Kimberly-Clark Corp.	71,316

Independent Power and Renewable Electricity Producers – 0.1%
14,503	Brookfield Renewable Corp., Class A	450,028

Insurance – 4.3%
27,259	American Financial Group, Inc.	3,955,553
27,558	Chubb Ltd.	5,921,939
7,727	CNA Financial Corp.	322,216
35,239	Lincoln National Corp.	1,898,325
32,610	Loews Corp.	1,859,422
9,547	MetLife, Inc.	698,936
6,474	Travelers Cos., Inc. (The)	1,194,194

		15,850,585

Interactive Media & Services – 1.6%
48,541	Meta Platforms, Inc., Class A*	4,522,080
54,055	Pinterest, Inc., Class A*	1,329,753

		5,851,833

Common Stocks – (continued)
IT Services – 1.4%
3,722	Cognizant Technology Solutions Corp., Class A	231,695
8,876	Fidelity National Information Services, Inc.	736,619
21,477	VeriSign, Inc.*	4,305,279

		5,273,593

Life Sciences Tools & Services – 1.9%
8,016	QIAGEN NV*	349,177
6,051	Syneos Health, Inc.*	304,849
12,633	Thermo Fisher Scientific, Inc.	6,492,983

		7,147,009

Machinery – 1.9%
51,025	Otis Worldwide Corp.	3,604,406
12,427	PACCAR, Inc.	1,203,306
7,591	Parker-Hannifin Corp.	2,206,097
984	Pentair PLC	42,263

		7,056,072

Media – 1.6%
2,394	Charter Communications, Inc., Class A*	880,082
43,910	Interpublic Group of Cos., Inc. (The)	1,308,079
231,299	News Corp., Class A	3,902,014

		6,090,175

Metals & Mining – 0.1%
4,086	Steel Dynamics, Inc.	384,288

Multiline Retail – 0.3%
50,691	Macy’s, Inc.	1,056,907

Multi-Utilities – 0.9%
60,598	CMS Energy Corp.	3,457,116

Oil, Gas & Consumable Fuels – 6.1%
14,184	Antero Resources Corp.*	519,986
19,185	APA Corp.	872,150
17,341	Chevron Corp.	3,136,987
11,566	ConocoPhillips	1,458,357
22,576	Devon Energy Corp.	1,746,254
47,580	Exxon Mobil Corp.	5,272,340
89,503	Kinder Morgan, Inc.	1,621,794
73,097	Marathon Oil Corp.	2,225,804
13,407	Marathon Petroleum Corp.	1,523,303
3,342	Ovintiv, Inc.	169,272
8,957	Pioneer Natural Resources Co.	2,296,664
14,500	Valero Energy Corp.	1,820,475

		22,663,386

Pharmaceuticals – 5.1%
17,030	Bristol-Myers Squibb Co.	1,319,314
12,456	Jazz Pharmaceuticals PLC*	1,791,048
31,190	Johnson & Johnson	5,426,125
196,066	Pfizer, Inc.	9,126,872
28,380	Royalty Pharma PLC, Class A	1,201,042

		18,864,401

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Road & Rail – 2.6%
161,150	CSX Corp.	$4,683,019
71,667	Knight-Swift Transportation Holdings, Inc.	3,442,166
16,704	Ryder System, Inc.	1,344,839

		9,470,024

Semiconductors & Semiconductor Equipment – 1.0%
7,992	Broadcom, Inc.	3,757,199

Software – 3.9%
2,214	Adobe, Inc.*	705,159
8,686	Intuit, Inc.	3,713,265
86,308	NCR Corp.*	1,834,908
13,280	Palo Alto Networks, Inc.*	2,278,715
1,592	Paycom Software, Inc.*	550,832
7,385	Roper Technologies, Inc.	3,061,378
4,539	Salesforce, Inc.*	737,996
3,525	ServiceNow, Inc.*	1,483,109

		14,365,362

Specialty Retail – 1.3%
5,806	AutoNation, Inc.*	617,236
1,646	AutoZone, Inc.*	4,169,120
2,790	GameStop Corp., Class A*(a)	78,985

		4,865,341

Technology Hardware, Storage & Peripherals – 0.8%
199,885	Hewlett Packard Enterprise Co.	2,852,359

Thrifts & Mortgage Finance – 1.0%
384,110	New York Community Bancorp, Inc.(a)	3,576,064

Tobacco – 2.8%
117,288	Altria Group, Inc.	5,426,916
53,885	Philip Morris International, Inc.	4,949,337

		10,376,253

TOTAL COMMON STOCKS
(Cost $354,743,474)		$367,079,586

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $354,743,474)		$367,079,586

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,903,738	3.066%	$3,903,738
(Cost $3,903,738)

TOTAL INVESTMENTS – 100.1%
(Cost $358,647,212)		$370,983,324

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(114,484)

NET ASSETS – 100.0%		$370,868,840

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 97.3%
Aerospace & Defense – 0.6%
5,075	AAR Corp.*	$224,924
28,280	Kratos Defense & Security Solutions, Inc.*	313,342
16,975	National Presto Industries, Inc.	1,196,568
13,078	Parsons Corp.*	613,097
3,986	Triumph Group, Inc.*	36,073
10,782	V2X, Inc.*	441,954

		2,825,958

Airlines – 0.1%
25,954	Frontier Group Holdings, Inc.*	340,257

Auto Components – 0.3%
32,174	Goodyear Tire & Rubber Co. (The)*	408,610
30,490	Holley, Inc.*	121,350
6,298	LCI Industries	668,281
17,897	Luminar Technologies, Inc.*(a)	144,787

		1,343,028

Banks – 8.5%
17,709	1st Source Corp.	1,029,956
37,307	Amalgamated Financial Corp.	857,688
13,268	Ameris Bancorp	683,435
107,346	Associated Banc-Corp.	2,613,875
23,950	BayCom Corp.	460,559
3,972	Business First Bancshares, Inc.	98,426
61,345	Cadence Bank	1,696,189
2,343	Capital Bancorp, Inc.	57,825
6,819	Capital City Bank Group, Inc.	241,529
87,619	Central Pacific Financial Corp.	1,797,942
87,400	Columbia Banking System, Inc.	2,925,278
23,702	Community Bank System, Inc.	1,479,716
18,464	CrossFirst Bankshares, Inc.*	256,834
1,821	Esquire Financial Holdings, Inc.	82,273
6,945	First Bancorp, Inc. (The)	212,239
47,307	First Financial Bankshares, Inc.	1,820,846
3,260	FVCBankcorp, Inc.*	66,243
4,602	Great Southern Bancorp, Inc.	285,232
16,739	Guaranty Bancshares, Inc.	619,845
56,110	Hancock Whitney Corp.	3,134,866
79,758	Hanmi Financial Corp.	2,135,919
7,825	HomeTrust Bancshares, Inc.	188,035
160,079	Hope Bancorp, Inc.	2,172,272
16,362	Independent Bank Corp.	378,453
59,682	International Bancshares Corp.	2,960,227
5,949	Macatawa Bank Corp.	63,833
11,517	Metrocity Bankshares, Inc.	256,253
25,680	Northeast Bank	1,081,128
7,790	Origin Bancorp, Inc.	321,961
29,577	PCB Bancorp	547,175
16,683	Renasant Corp.	673,493
4,378	Sandy Spring Bancorp, Inc.	155,156
4,619	Sierra Bancorp	101,849
2,245	Silvergate Capital Corp., Class A*	127,426
2,932	South Plains Financial, Inc.	91,684
6,729	Southern First Bancshares, Inc.*	300,652

Common Stocks – (continued)
Banks – (continued)
20,766	SouthState Corp.	1,877,869
16,932	Towne Bank	557,740
62,383	Trustmark Corp.	2,281,346
7,118	UMB Financial Corp.	592,360
22,373	Veritex Holdings, Inc.	706,539
3,944	Washington Trust Bancorp, Inc.	191,284

		38,183,450

Beverages – 1.1%
635	Celsius Holdings, Inc.*	57,836
4,925	Coca-Cola Consolidated, Inc.	2,398,524
168,848	Primo Water Corp.	2,463,492

		4,919,852

Biotechnology – 7.4%
22,206	2seventy bio, Inc.*	352,631
53,085	ACADIA Pharmaceuticals, Inc.*	850,953
62,743	Affimed NV (Germany)*	110,428
1,743	Akero Therapeutics, Inc.*	73,659
60,754	Alector, Inc.*	558,937
127,420	Alkermes PLC*	2,892,434
21,264	ALX Oncology Holdings, Inc.*	258,145
123,364	Amicus Therapeutics, Inc.*	1,233,640
27,159	Anavex Life Sciences Corp.*	330,525
22,829	Apellis Pharmaceuticals, Inc.*	1,380,926
12,181	Arcus Biosciences, Inc.*	310,372
8,059	Arcutis Biotherapeutics, Inc.*	142,483
23,887	Arrowhead Pharmaceuticals, Inc.*	831,507
23,533	Atara Biotherapeutics, Inc.*	109,664
76,303	Aurinia Pharmaceuticals, Inc. (Canada)*(a)	620,343
19,625	Avidity Biosciences, Inc.*	280,245
5,878	Beam Therapeutics, Inc.*	258,985
50,838	BioCryst Pharmaceuticals, Inc.*	678,687
256	Biohaven Ltd.*	4,242
24,462	Bridgebio Pharma, Inc.*	255,139
42,745	Catalyst Pharmaceuticals, Inc.*	592,873
3,564	Celldex Therapeutics, Inc.*	125,203
20,186	Cullinan Oncology, Inc.*	265,244
3,943	Cytokinetics, Inc.*	172,151
18,577	Day One Biopharmaceuticals, Inc.*	392,718
12,256	Deciphera Pharmaceuticals, Inc.*	198,792
49,983	Denali Therapeutics, Inc.*	1,433,512
17,785	Design Therapeutics, Inc.*(a)	277,802
17,153	Eagle Pharmaceuticals, Inc.*	539,805
33,879	Editas Medicine, Inc.*	425,181
11,879	Enanta Pharmaceuticals, Inc.*	535,862
43,911	Erasca, Inc.*(a)	358,753
29,421	Fate Therapeutics, Inc.*	615,487
45,602	Generation Bio Co.*	233,482
69,267	Gossamer Bio, Inc.*	768,864
75,514	Heron Therapeutics, Inc.*	290,729
21,212	IGM Biosciences, Inc.*(a)	424,240
14,908	ImmunoGen, Inc.*	88,554
62,993	Insmed, Inc.*	1,091,039
8,096	Instil Bio, Inc.*	26,717

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
21,773	Intercept Pharmaceuticals, Inc.*	$301,992
76,757	Iovance Biotherapeutics, Inc.*	716,910
8,236	iTeos Therapeutics, Inc.*	160,437
14,941	IVERIC bio, Inc.*	357,389
57,583	KalVista Pharmaceuticals, Inc.*	291,946
3,568	Karuna Therapeutics, Inc.*	782,605
14,963	Keros Therapeutics, Inc.*	753,237
12,028	Kezar Life Sciences, Inc.*	90,390
23,171	Kiniksa Pharmaceuticals Ltd., Class A*	264,613
41,133	Kodiak Sciences, Inc.*	295,335
43,876	Kura Oncology, Inc.*	680,956
773	Madrigal Pharmaceuticals, Inc.*	54,744
7,929	MeiraGTx Holdings PLC*	57,644
10,559	Mersana Therapeutics, Inc.*	82,994
7,534	Mirum Pharmaceuticals, Inc.*	169,892
5,700	Monte Rosa Therapeutics, Inc.*	52,440
5,840	Morphic Holding, Inc.*	163,578
44,575	Nurix Therapeutics, Inc.*	567,440
138,137	Organogenesis Holdings, Inc.*	453,089
41,462	PMV Pharmaceuticals, Inc.*	510,397
69,755	Praxis Precision Medicines, Inc.*	137,417
6,009	Prometheus Biosciences, Inc.*	315,593
26,163	Protagonist Therapeutics, Inc.*	211,920
31,678	PTC Therapeutics, Inc.*	1,198,062
7,859	Rallybio Corp.*(a)	75,132
6,609	RAPT Therapeutics, Inc.*	144,208
13,683	Sage Therapeutics, Inc.*	515,302
60,141	Sana Biotechnology, Inc.*(a)	348,818
8,841	SpringWorks Therapeutics, Inc.*	212,272
114,808	Sutro Biopharma, Inc.*	841,543
3,209	Travere Therapeutics, Inc.*	69,571
169,624	Vanda Pharmaceuticals, Inc.*	1,775,963
3,211	Vaxcyte, Inc.*	140,032
16,481	Vir Biotechnology, Inc.*	362,252

		33,547,066

Building Products – 0.7%
1,852	CSW Industrials, Inc.	238,760
10,313	Janus International Group, Inc.*	99,314
11,546	UFP Industries, Inc.	822,422
80,197	Zurn Elkay Water Solutions Corp.	1,883,827

		3,044,323

Capital Markets – 1.1%
27,218	Focus Financial Partners, Inc., Class A*	946,914
51,707	Oppenheimer Holdings, Inc., Class A	1,779,755
17,040	PJT Partners, Inc., Class A	1,267,776
41,159	Victory Capital Holdings, Inc., Class A	1,190,318

		5,184,763

Chemicals – 1.9%
14,059	American Vanguard Corp.	327,153
10,898	Aspen Aerogels, Inc.*	138,187
73,370	Diversey Holdings Ltd.*	396,198
3,653	FutureFuel Corp.	24,986
22,834	Innospec, Inc.	2,283,172

Common Stocks – (continued)
Chemicals – (continued)
25,547	Intrepid Potash, Inc.*	1,156,002
70,663	LSB Industries, Inc.*	1,245,789
42,934	Minerals Technologies, Inc.	2,361,799
67,965	Tronox Holdings PLC, Class A	815,580

		8,748,866

Commercial Services & Supplies – 1.0%
36,467	BrightView Holdings, Inc.*	325,286
73,219	Ennis, Inc.	1,651,821
75,257	Heritage-Crystal Clean, Inc.*	2,067,310
22,957	Pitney Bowes, Inc.	71,396
2,846	UniFirst Corp.	523,692

		4,639,505

Communications Equipment – 0.6%
14,185	Clearfield, Inc.*	1,723,052
29,857	NetScout Systems, Inc.*	1,072,463

		2,795,515

Construction & Engineering – 1.5%
12,977	Arcosa, Inc.	833,123
7,639	Comfort Systems USA, Inc.	941,736
10,387	Dycom Industries, Inc.*	1,227,536
2,604	EMCOR Group, Inc.	367,424
57,263	Fluor Corp.*	1,732,778
61,104	Primoris Services Corp.	1,233,690
39,144	Tutor Perini Corp.*	290,449

		6,626,736

Construction Materials – 0.6%
104,620	Summit Materials, Inc., Class A*	2,756,737
412	United States Lime & Minerals, Inc.	51,974

		2,808,711

Consumer Finance – 1.3%
9,455	Bread Financial Holdings, Inc.	341,420
90,749	EZCORP, Inc., Class A*	876,635
34,068	FirstCash Holdings, Inc.	3,353,995
24,233	LendingClub Corp.*	257,839
4,836	Nelnet, Inc., Class A	430,839
23,400	Regional Management Corp.	794,664

		6,055,392

Diversified Consumer Services – 0.3%
9,802	Duolingo, Inc.*	802,195
2,923	European Wax Center, Inc., Class A	42,033
11,149	Stride, Inc.*	373,603

		1,217,831

Diversified Financial Services – 0.4%
15,117	A-Mark Precious Metals, Inc.	459,708
87,123	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,366,960

		1,826,668

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services – 0.3%
364,547	Globalstar, Inc.*	$791,067
9,191	Iridium Communications, Inc.*	473,612

		1,264,679

Electrical Equipment – 2.1%
15,866	Array Technologies, Inc.*	287,175
31,560	Atkore, Inc.*	3,007,668
22,315	Encore Wire Corp.	3,070,321
8,756	Enovix Corp.*	165,226
36,615	FTC Solar, Inc.*(a)	75,793
13,349	FuelCell Energy, Inc.*(a)	41,649
22,942	Powell Industries, Inc.	565,979
39,805	Shoals Technologies Group, Inc., Class A*	919,893
66,023	Stem, Inc.*	897,913
9,406	Thermon Group Holdings, Inc.*	167,050
15,276	TPI Composites, Inc.*	152,149

		9,350,816

Electronic Equipment, Instruments & Components – 2.1%
4,667	Badger Meter, Inc.	524,944
14,411	Belden, Inc.	1,003,438
20,180	Benchmark Electronics, Inc.	572,910
30,600	ePlus, Inc.*	1,490,832
19,202	Fabrinet (Thailand)*	2,196,709
682	Insight Enterprises, Inc.*	64,456
12,743	PC Connection, Inc.	677,163
14,651	TTM Technologies, Inc.*	224,307
65,846	Vishay Intertechnology, Inc.	1,376,840
43,659	Vishay Precision Group, Inc.*	1,473,491

		9,605,090

Energy Equipment & Services – 1.5%
5,797	Cactus, Inc., Class A	299,821
103,282	Liberty Energy, Inc.*	1,746,499
2,073	Nabors Industries Ltd.*	360,764
108,312	NexTier Oilfield Solutions, Inc.*	1,091,785
86,292	Oil States International, Inc.*	558,309
14,796	Patterson-UTI Energy, Inc.	261,149
4,882	ProPetro Holding Corp.*	57,803
139,144	RPC, Inc.	1,548,673
15,504	Select Energy Services, Inc., Class A*	149,614
12,213	TETRA Technologies, Inc.*	60,332
32,831	US Silica Holdings, Inc.*	472,438

		6,607,187

Equity Real Estate Investment Trusts (REITs) – 6.4%
14,756	Alexander & Baldwin, Inc. REIT	287,447
85,122	Braemar Hotels & Resorts, Inc. REIT	419,651
68,672	Brandywine Realty Trust REIT	450,488
4,376	Centerspace REIT	303,257
182,012	Chatham Lodging Trust REIT*	2,360,696
14,046	City Office REIT, Inc. REIT	149,168
17,840	Community Healthcare Trust, Inc. REIT	617,264
266,828	DiamondRock Hospitality Co. REIT	2,492,174
12,396	Equity Commonwealth REIT	324,279

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
2,414	Four Corners Property Trust, Inc. REIT	61,847
177,012	Global Medical REIT, Inc. REIT	1,617,890
42,757	Hersha Hospitality Trust, Class A REIT	391,227
125,340	Independence Realty Trust, Inc. REIT	2,100,698
61,756	Macerich Co. (The) REIT	687,344
53,748	NexPoint Residential Trust, Inc. REIT	2,450,909
2,543	One Liberty Properties, Inc. REIT	57,319
159,690	Outfront Media, Inc. REIT	2,882,404
216,079	RLJ Lodging Trust REIT	2,629,681
16,356	Ryman Hospitality Properties, Inc. REIT	1,454,376
138,508	Service Properties Trust REIT	1,123,300
108,420	STAG Industrial, Inc. REIT	3,424,988
6,522	Tanger Factory Outlet Centers, Inc. REIT	117,461
21,173	Terreno Realty Corp. REIT	1,209,825
127,360	Uniti Group, Inc. REIT	988,314
4,642	Universal Health Realty Income Trust REIT	225,926

		28,827,933

Food & Staples Retailing – 0.4%
36,009	Chefs’ Warehouse, Inc. (The)*	1,319,010
6,538	Ingles Markets, Inc., Class A	616,991

		1,936,001

Food Products – 1.3%
6,660	B&G Foods, Inc.(a)	109,091
47,273	Cal-Maine Foods, Inc.	2,671,397
10,675	Fresh Del Monte Produce, Inc.	278,404
27,202	John B. Sanfilippo & Son, Inc.	2,268,919
8,766	Tootsie Roll Industries, Inc.	354,059
5,205	TreeHouse Foods, Inc.*	261,499

		5,943,369

Gas Utilities – 0.7%
39,479	ONE Gas, Inc.	3,058,833

Health Care Equipment & Supplies – 4.9%
23,274	AngioDynamics, Inc.*	327,931
33,339	Artivion, Inc.*	372,063
16,404	AtriCure, Inc.*	690,937
37,394	Avanos Medical, Inc.*	828,277
38,558	Axonics, Inc.*	2,820,132
6,675	Cardiovascular Systems, Inc.*	96,387
110,270	Cerus Corp.*	403,588
5,233	CONMED Corp.	417,227
95,724	Figs, Inc., Class A*	706,443
866	Glaukos Corp.*	48,557
16,458	Inspire Medical Systems, Inc.*	3,208,487
4,194	Integer Holdings Corp.*	261,412
3,087	iRadimed Corp.	89,678
3,704	iRhythm Technologies, Inc.*	472,223
8,281	Lantheus Holdings, Inc.*	612,711
17,645	LeMaitre Vascular, Inc.	765,793
21,143	LivaNova PLC*	995,835
16,933	Nevro Corp.*	649,211

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
33,736	NuVasive, Inc.*	$1,488,770
4,353	Orthofix Medical, Inc.*	69,909
22,995	Pulmonx Corp.*	307,213
12,608	Shockwave Medical, Inc.*	3,696,035
8,103	Silk Road Medical, Inc.*	357,180
31,827	Surmodics, Inc.*	1,086,574
12,086	TransMedics Group, Inc.*	582,787
7,123	Utah Medical Products, Inc.	637,865

		21,993,225

Health Care Providers & Services – 2.0%
2,766	Addus HomeCare Corp.*	283,294
21,392	AirSculpt Technologies, Inc.	145,038
29,998	Alignment Healthcare, Inc.*	397,174
25,124	AMN Healthcare Services, Inc.*	3,153,062
25,819	Aveanna Healthcare Holdings, Inc.*	35,888
80,985	Brookdale Senior Living, Inc.*	362,003
128,824	Cano Health, Inc.*	461,190
8,185	Castle Biosciences, Inc.*	208,881
68,204	Community Health Systems, Inc.*	195,745
1,712	CorVel Corp.*	281,128
16,126	Invitae Corp.*(a)	41,605
5,712	Joint Corp. (The)*	94,362
16,777	National HealthCare Corp.	1,022,055
90,607	OPKO Health, Inc.*	172,153
50,369	Select Medical Holdings Corp.	1,293,476
32,510	Surgery Partners, Inc.*	883,947

		9,031,001

Health Care Technology – 0.3%
3,156	Evolent Health, Inc., Class A*	100,392
58,036	Schrodinger, Inc.*	1,391,123

		1,491,515

Hotels, Restaurants & Leisure – 3.8%
2,010	BJ’s Restaurants, Inc.*	66,028
123,337	Bloomin’ Brands, Inc.	2,961,321
33,218	Chuy’s Holdings, Inc.*	973,287
45,651	Dave & Buster’s Entertainment, Inc.*	1,819,192
27,266	Denny’s Corp.*	308,924
2,343	Dine Brands Global, Inc.	168,907
4,331	Everi Holdings, Inc.*	82,202
92,974	First Watch Restaurant Group, Inc.*	1,585,207
14,463	Hilton Grand Vacations, Inc.*	567,528
28,359	International Game Technology PLC	568,598
12,304	Kura Sushi USA, Inc., Class A*	972,385
22,040	Portillo’s, Inc., Class A*	472,538
61,483	Red Rock Resorts, Inc., Class A	2,560,767
19,202	Ruth’s Hospitality Group, Inc.	399,018
2,930	Shake Shack, Inc., Class A*	162,820
26,122	Texas Roadhouse, Inc.	2,584,772
5,812	Wingstop, Inc.	920,563
10,148	Xponential Fitness, Inc., Class A*	196,364

		17,370,421

Common Stocks – (continued)
Household Durables – 1.9%
4,921	Cavco Industries, Inc.*	1,115,443
28,339	Dream Finders Homes, Inc., Class A*(a)	314,563
30,451	Installed Building Products, Inc.	2,618,786
1,055	iRobot Corp.*	59,608
12,623	LGI Homes, Inc.*	1,161,947
38,935	M/I Homes, Inc.*	1,615,413
28,652	Skyline Champion Corp.*	1,667,833

		8,553,593

Household Products – 0.2%
5,813	WD-40 Co.	931,010

Independent Power and Renewable Electricity Producers – 0.1%
19,954	Montauk Renewables, Inc.*	298,711

Insurance – 4.7%
67,009	American Equity Investment Life Holding Co.	2,886,748
49,381	AMERISAFE, Inc.	2,884,344
70,538	Argo Group International Holdings Ltd.	1,754,280
130,549	CNO Financial Group, Inc.	2,879,911
65,254	Employers Holdings, Inc.	2,845,727
205,913	Genworth Financial, Inc., Class A*	961,614
55,507	Goosehead Insurance, Inc., Class A*	2,304,095
973	Kinsale Capital Group, Inc.	306,660
1,889	National Western Life Group, Inc., Class A	374,060
11,828	Palomar Holdings, Inc.*	1,052,219
45,266	ProAssurance Corp.	1,005,358
50,232	Stewart Information Services Corp.	1,957,039

		21,212,055

Interactive Media & Services – 0.7%
7,357	Bumble, Inc., Class A*	186,868
57,511	Cargurus, Inc.*	837,360
40,191	DHI Group, Inc.*	257,222
102,691	Vimeo, Inc.*	390,226
90,383	ZipRecruiter, Inc., Class A*	1,515,723

		3,187,399

Internet & Direct Marketing Retail – 0.4%
57,832	aka Brands Holding Corp.*(a)	117,977
71,967	CarParts.com, Inc.*	336,806
13,981	PetMed Express, Inc.	298,075
17,797	Qurate Retail, Inc.Series A	41,645
242,981	RealReal, Inc. (The)*	410,638
7,610	Revolve Group, Inc.*	182,640
8,518	Xometry, Inc., Class A*(a)	511,591

		1,899,372

IT Services – 2.7%
2,328	BigCommerce Holdings, Inc.Series 1*	34,594
23,336	Cass Information Systems, Inc.	998,314
47,423	EVERTEC, Inc. (Puerto Rico)	1,698,218
12,594	ExlService Holdings, Inc.*	2,290,219
11,999	Flywire Corp.*	263,378
23,403	Hackett Group, Inc. (The)	511,122
33,324	I3 Verticals, Inc., Class A*	725,130
48,613	Maximus, Inc.	2,997,964

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
13,996	Perficient, Inc.*	$937,312
73,848	Sabre Corp.*	429,057
68,081	StoneCo Ltd., Class A (Brazil)*	714,850
76,147	Unisys Corp.*	647,249

		12,247,407

Leisure Products – 0.4%
5,001	Clarus Corp.	60,562
27,256	Latham Group, Inc.*	120,472
27,565	Malibu Boats, Inc., Class A*	1,458,188
1,232	MasterCraft Boat Holdings, Inc.*	26,808

		1,666,030

Life Sciences Tools & Services – 1.1%
100,342	Adaptive Biotechnologies Corp.*	780,661
87,264	Codexis, Inc.*	490,424
4,356	CryoPort, Inc.*	120,922
4,416	Inotiv, Inc.*	91,764
14,064	Medpace Holdings, Inc.*	3,121,927
33,741	NanoString Technologies, Inc.*	352,931

		4,958,629

Machinery – 2.8%
5,993	Chart Industries, Inc.*	1,335,720
38,772	Columbus McKinnon Corp.	1,105,777
14,346	Douglas Dynamics, Inc.	487,047
10,105	Enerpac Tool Group Corp.	256,768
2,610	Evoqua Water Technologies Corp.*	102,260
15,039	Franklin Electric Co., Inc.	1,232,296
61,413	Kennametal, Inc.	1,640,341
1,128	Lindsay Corp.	190,970
4,470	Miller Industries, Inc.	113,672
50,288	Mueller Industries, Inc.	3,150,040
5,167	Terex Corp.	209,470
99,787	Titan International, Inc.*	1,492,814
51,798	Wabash National Corp.	1,121,427

		12,438,602

Marine – 0.9%
170,977	Costamare, Inc. (Monaco)	1,614,023
13,941	Eagle Bulk Shipping, Inc.	674,466
66,050	Golden Ocean Group Ltd. (Norway)(a)	550,196
413,126	Safe Bulkers, Inc. (Greece)	1,045,209

		3,883,894

Media – 1.7%
113,287	Clear Channel Outdoor Holdings, Inc.*	162,000
1,248	Daily Journal Corp.*	334,776
96,765	EW Scripps Co. (The), Class A*	1,373,095
76,361	Gray Television, Inc.	1,080,508
2,169	John Wiley & Sons, Inc., Class A	91,510
39,915	Scholastic Corp.	1,522,358
53,155	Sinclair Broadcast Group, Inc., Class A	946,691
28,634	TechTarget, Inc.*	1,848,325
24,713	Thryv Holdings, Inc.*	505,628

		7,864,891

Common Stocks – (continued)
Metals & Mining – 1.7%
11,174	Alpha Metallurgical Resources, Inc.	1,886,730
56,374	Century Aluminum Co.*	406,457
23,096	Piedmont Lithium, Inc.*(a)	1,437,033
7,888	Ryerson Holding Corp.	264,642
18,905	SunCoke Energy, Inc.	137,250
24,413	TimkenSteel Corp.*	425,763
82,256	Warrior Met Coal, Inc.	3,054,988

		7,612,863

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
6,733	ARMOUR Residential REIT, Inc. REIT	35,819
79,120	BrightSpire Capital, Inc. REIT	607,642
237,333	Chimera Investment Corp. REIT	1,601,998
6,631	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	180,231
15,135	Ladder Capital Corp. REIT	161,490
56,251	Nexpoint Real Estate Finance, Inc. REIT	988,330
108,737	TPG RE Finance Trust, Inc. REIT	921,002

		4,496,512

Multiline Retail – 0.0%
6,806	Big Lots, Inc.	128,429

Oil, Gas & Consumable Fuels – 5.5%
2,184	Ardmore Shipping Corp. (Ireland)*	29,550
27,588	Brigham Minerals, Inc., Class A	855,228
23,139	Callon Petroleum Co.*	1,017,190
11,077	Chord Energy Corp.	1,695,778
30,661	Civitas Resources, Inc.	2,143,510
96,650	Comstock Resources, Inc.*	1,815,087
29,509	CVR Energy, Inc.	1,152,622
24,722	Delek US Holdings, Inc.	733,255
15,285	Earthstone Energy, Inc., Class A*	247,006
12,294	Golar LNG Ltd. (Cameroon)*	342,019
85,911	Kosmos Energy Ltd. (Ghana)*	557,562
17,943	Laredo Petroleum, Inc.*	1,160,015
126,525	Magnolia Oil & Gas Corp., Class A	3,249,162
15,953	Matador Resources Co.	1,060,077
5,950	Murphy Oil Corp.	288,634
20,560	PBF Energy, Inc., Class A*	909,780
1,762	REX American Resources Corp.*	52,842
34,331	SandRidge Energy, Inc.*	648,513
39,312	Scorpio Tankers, Inc. (Monaco)	1,884,617
52,158	SM Energy Co.	2,346,067
33,950	Talos Energy, Inc.*	722,456
33,592	Teekay Tankers Ltd., Class A (Bermuda)*	1,057,812
87,958	W&T Offshore, Inc.*	667,601

		24,636,383

Paper & Forest Products – 0.2%
20,057	Sylvamo Corp.	966,146

Personal Products – 0.3%
18,235	BellRing Brands, Inc.*	441,652
36,946	Herbalife Nutrition Ltd.*	785,472

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Personal Products – (continued)
3,121	Veru, Inc.*	$38,201

		1,265,325

Pharmaceuticals – 1.3%
10,878	Aclaris Therapeutics, Inc.*	169,806
129,335	Amneal Pharmaceuticals, Inc.*	284,537
36,969	Arvinas, Inc.*	1,837,729
13,123	Atea Pharmaceuticals, Inc.*	78,738
2,266	Axsome Therapeutics, Inc.*	102,310
8,589	Cassava Sciences, Inc.*(a)	312,983
13,650	Edgewise Therapeutics, Inc.*	129,811
37,960	Esperion Therapeutics, Inc.*	308,615
8,791	Harmony Biosciences Holdings, Inc.*	457,132
8,253	Intra-Cellular Therapies, Inc.*	376,915
7,377	NGM Biopharmaceuticals, Inc.*	39,393
86,676	Phibro Animal Health Corp., Class A	1,273,270
19,801	SIGA Technologies, Inc.	181,971
9,789	Ventyx Biosciences, Inc.*	316,870

		5,870,080

Professional Services – 1.0%
14,589	CBIZ, Inc.*	724,198
31,169	Exponent, Inc.	2,969,159
7,459	Forrester Research, Inc.*	315,665
6,571	Franklin Covey Co.*	332,493
5,594	Red Violet, Inc.*	97,559

		4,439,074

Real Estate Management & Development – 0.6%
50,589	Newmark Group, Inc., Class A	414,324
65,295	St. Joe Co. (The)	2,319,931

		2,734,255

Road & Rail – 0.5%
2,350	ArcBest Corp.	186,661
87,337	Marten Transport Ltd.	1,639,315
1,714	Saia, Inc.*	340,846

		2,166,822

Semiconductors & Semiconductor Equipment – 2.2%
3,011	Ambarella, Inc.*	164,792
34,885	Axcelis Technologies, Inc.*	2,023,330
17,936	Cohu, Inc.*	590,453
23,281	Diodes, Inc.*	1,668,549
23,111	FormFactor, Inc.*	467,073
58,654	MaxLinear, Inc.*	1,811,236
9,959	Power Integrations, Inc.	664,365
35,400	Semtech Corp.*	980,226
2,929	SiTime Corp.*	263,054
13,968	Synaptics, Inc.*	1,237,565
7,912	Ultra Clean Holdings, Inc.*	246,142

		10,116,785

Software – 6.1%
61,492	A10 Networks, Inc.	1,033,066
56,675	ACI Worldwide, Inc.*	1,378,903

Common Stocks – (continued)
Software – (continued)
37,265	Alarm.com Holdings, Inc.*	2,192,673
20,291	Altair Engineering, Inc., Class A*	995,274
45,312	American Software, Inc., Class A	776,195
41,018	Amplitude, Inc., Class A*	689,102
37,437	Asana, Inc., Class A*	771,202
170,358	Cleanspark, Inc.*(a)	592,846
104,647	Clear Secure, Inc., Class A*	2,827,562
44,502	CommVault Systems, Inc.*	2,709,727
17,658	Consensus Cloud Solutions, Inc.*	991,320
52,141	Duck Creek Technologies, Inc.*	622,563
34,583	E2open Parent Holdings, Inc.*	201,619
15,057	Ebix, Inc.	297,978
25,597	EngageSmart, Inc.*	502,725
26,495	Envestnet, Inc.*	1,306,468
48,182	Instructure Holdings, Inc.*	1,138,059
4,202	Marathon Digital Holdings, Inc.*(a)	55,088
958	MicroStrategy, Inc., Class A*(a)	256,275
2,295	Model N, Inc.*	87,210
5,014	PROS Holdings, Inc.*	125,099
48,370	Q2 Holdings, Inc.*	1,501,405
8,975	Qualys, Inc.*	1,279,476
36,773	Rapid7, Inc.*	1,664,714
9,339	Sapiens International Corp. NV (Israel)	183,698
2,313	Sprout Social, Inc., Class A*	139,543
14,187	SPS Commerce, Inc.*	1,794,939
22,875	Telos Corp.*	242,475
7,434	Tenable Holdings, Inc.*	302,118
6,548	Varonis Systems, Inc.*	175,290
59,986	Yext, Inc.*	319,125
65,822	Zuora, Inc., Class A*	506,171

		27,659,908

Specialty Retail – 2.5%
6,551	Aaron’s Co., Inc. (The)	68,261
32,068	Arko Corp.	328,697
9,345	Asbury Automotive Group, Inc.*	1,474,174
16,911	Boot Barn Holdings, Inc.*	960,545
36,496	Buckle, Inc. (The)	1,435,388
5,515	Build-A-Bear Workshop, Inc.	97,009
10,438	Children’s Place, Inc. (The)*	422,530
18,102	Designer Brands, Inc., Class A	275,693
2,240	Group 1 Automotive, Inc.	387,520
13,345	MarineMax, Inc.*	431,177
12,662	Murphy USA, Inc.	3,982,326
27,192	Sally Beauty Holdings, Inc.*	345,610
19,593	Sonic Automotive, Inc., Class A	915,973
40,567	Volta, Inc.*(a)	45,029

		11,169,932

Technology Hardware, Storage & Peripherals – 0.2%
15,235	Super Micro Computer, Inc.*	1,060,204

Thrifts & Mortgage Finance – 1.4%
35,189	Axos Financial, Inc.*	1,370,963
201,836	Capitol Federal Financial, Inc.	1,651,019
3,912	Home Bancorp, Inc.	167,238

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
54,279	Merchants Bancorp	$1,299,982
53,010	TrustCo Bank Corp.	1,978,333

		6,467,535

Trading Companies & Distributors – 1.9%
13,668	Applied Industrial Technologies, Inc.	1,700,026
1,973	DXP Enterprises, Inc.*	56,448
72,215	H&E Equipment Services, Inc.	2,726,838
3,070	Herc Holdings, Inc.	361,063
18,171	Hudson Technologies, Inc.*	167,355
113,739	MRC Global, Inc.*	1,140,802
62,447	NOW, Inc.*	794,950
41,809	Titan Machinery, Inc.*	1,437,394
2,224	Veritiv Corp.*	258,562

		8,643,438

Water Utilities – 0.1%
2,432	American States Water Co.	219,999

TOTAL COMMON STOCKS
(Cost $429,032,219)		$439,383,274

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,438,548	3.066%	$4,438,548
(Cost $4,438,548)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $433,470,767)		$443,821,822

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,780,349	3.066%	$4,780,349
(Cost $4,780,349)

TOTAL INVESTMENTS – 99.4%
(Cost $438,251,116)		$448,602,171

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		3,150,862

NET ASSETS – 100.0%		$451,753,033

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	84	12/16/22	$7,627,508	$155,092

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 98.7%
Airlines – 0.1%
10,486	Frontier Group Holdings, Inc.*	$137,472
10,638	Joby Aviation, Inc.*	51,275

		188,747

Auto Components – 0.7%
2,186	Dorman Products, Inc.*	178,421
17,420	Holley, Inc.*	69,332
4,972	LCI Industries	527,579
18,965	Luminar Technologies, Inc.*(a)	153,427

		928,759

Automobiles – 0.1%
9,880	Fisker, Inc.*(a)	80,522

Banks – 1.2%
5,366	Esquire Financial Holdings, Inc.	242,436
29,257	First Financial Bankshares, Inc.	1,126,102
833	Metrocity Bankshares, Inc.	18,534
1,561	Silvergate Capital Corp., Class A*	88,602

		1,475,674

Beverages – 1.0%
4,198	Celsius Holdings, Inc.*	382,354
1,677	Coca-Cola Consolidated, Inc.	816,716
997	National Beverage Corp.	47,278
1,143	Primo Water Corp.	16,676

		1,263,024

Biotechnology – 8.1%
26,568	ACADIA Pharmaceuticals, Inc.*	425,885
15,530	Affimed NV (Germany)*	27,333
29,966	Alector, Inc.*	275,687
46,152	Alkermes PLC*	1,047,650
66,290	Amicus Therapeutics, Inc.*	662,900
12,675	Anavex Life Sciences Corp.*	154,255
10,851	Apellis Pharmaceuticals, Inc.*	656,377
4,703	Arcutis Biotherapeutics, Inc.*	83,149
12,266	Arrowhead Pharmaceuticals, Inc.*	426,979
23,959	Aurinia Pharmaceuticals, Inc. (Canada)*	194,787
5,328	Beam Therapeutics, Inc.*	234,752
17,818	BioCryst Pharmaceuticals, Inc.*	237,870
459	Biohaven Ltd.*	7,606
232	Blueprint Medicines Corp.*	12,027
7,024	Bridgebio Pharma, Inc.*	73,260
19,228	Catalyst Pharmaceuticals, Inc.*	266,692
3,340	Cytokinetics, Inc.*	145,824
20,917	Denali Therapeutics, Inc.*	599,900
9,443	Eagle Pharmaceuticals, Inc.*	297,171
15,051	Fate Therapeutics, Inc.*	314,867
34,062	Gossamer Bio, Inc.*	378,088
30,253	Heron Therapeutics, Inc.*	116,474
7,695	IGM Biosciences, Inc.*	153,900
2,674	Inhibrx, Inc.*	86,049
30,547	Insmed, Inc.*	529,074
9,173	Intercept Pharmaceuticals, Inc.*	127,230
6,968	Ironwood Pharmaceuticals, Inc.*	76,230

Common Stocks – (continued)
Biotechnology – (continued)
10,655	IVERIC bio, Inc.*	254,868
15,562	KalVista Pharmaceuticals, Inc.*	78,899
2,859	Karuna Therapeutics, Inc.*	627,093
5,408	Keros Therapeutics, Inc.*	272,239
11,885	Kiniksa Pharmaceuticals Ltd., Class A*	135,727
1,925	Madrigal Pharmaceuticals, Inc.*	136,328
4,108	Mirum Pharmaceuticals, Inc.*	92,635
4,502	Morphic Holding, Inc.*	126,101
50,883	Organogenesis Holdings, Inc.*	166,896
20,282	Praxis Precision Medicines, Inc.*	39,956
11,610	Precigen, Inc.*	18,808
2,277	Prometheus Biosciences, Inc.*	119,588
10,601	PTC Therapeutics, Inc.*	400,930
1,827	RAPT Therapeutics, Inc.*	39,865
3,978	Sutro Biopharma, Inc.*	29,159
10,279	TG Therapeutics, Inc.*	59,824
3,277	Vaxcyte, Inc.*	142,910

		10,353,842

Building Products – 1.5%
4,816	CSW Industrials, Inc.	620,879
13,543	Janus International Group, Inc.*	130,419
6,727	UFP Industries, Inc.	479,164
27,157	Zurn Elkay Water Solutions Corp.	637,918

		1,868,380

Capital Markets – 1.1%
19,025	Focus Financial Partners, Inc., Class A*	661,880
1,145	Hamilton Lane, Inc., Class A	68,494
728	Houlihan Lokey, Inc.	65,025
7,503	PJT Partners, Inc., Class A	558,223
924	Victory Capital Holdings, Inc., Class A	26,722

		1,380,344

Chemicals – 1.3%
7,392	American Vanguard Corp.	172,012
12,864	Aspen Aerogels, Inc.*	163,116
47,910	Diversey Holdings Ltd.*	258,714
1,799	Innospec, Inc.	179,882
2,869	Intrepid Potash, Inc.*	129,822
11,500	Livent Corp.*	363,055
23,529	LSB Industries, Inc.*	414,816

		1,681,417

Commercial Services & Supplies – 0.4%
3,677	Aris Water Solution, Inc., Class A	62,619
4,861	Brink’s Co. (The)	289,861
848	Heritage-Crystal Clean, Inc.*	23,295
24,072	Pitney Bowes, Inc.	74,864

		450,639

Communications Equipment – 0.8%
494	Calix, Inc.*	36,378
5,524	Clearfield, Inc.*	671,000
11,232	Extreme Networks, Inc.*	201,502

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Communications Equipment – (continued)
11,929	Viavi Solutions, Inc.*	$180,128

		1,089,008

Construction & Engineering – 1.7%
5,640	Comfort Systems USA, Inc.	695,299
2,840	Construction Partners, Inc., Class A*	88,438
5,651	Dycom Industries, Inc.*	667,835
21,821	Fluor Corp.*	660,303
911	MYR Group, Inc.*	79,722
89	NV5 Global, Inc.*	12,901

		2,204,498

Construction Materials – 0.1%
6,400	Summit Materials, Inc., Class A*	168,640

Consumer Finance – 0.1%
3,213	Regional Management Corp.	109,114

Diversified Consumer Services – 0.5%
4,554	Duolingo, Inc.*	372,699
9,811	Stride, Inc.*	328,767

		701,466

Diversified Financial Services – 0.1%
4,859	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	76,238

Diversified Telecommunication Services – 0.6%
120,765	Globalstar, Inc.*	262,060
10,811	Iridium Communications, Inc.*	557,091

		819,151

Electrical Equipment – 2.6%
13,091	Array Technologies, Inc.*	236,947
11,671	Atkore, Inc.*	1,112,246
6,876	Bloom Energy Corp., Class A*	128,650
5,828	Encore Wire Corp.	801,875
3,799	Enovix Corp.*	71,687
27,227	FTC Solar, Inc.*(a)	56,360
11,166	FuelCell Energy, Inc.*	34,838
10,504	GrafTech International Ltd.	53,465
20,465	Shoals Technologies Group, Inc., Class A*	472,946
25,981	Stem, Inc.*	353,342
7,165	TPI Composites, Inc.*	71,363

		3,393,719

Electronic Equipment, Instruments & Components – 2.0%
4,877	Badger Meter, Inc.	548,565
496	CTS Corp.	19,602
10,185	ePlus, Inc.*	496,213
10,233	Fabrinet (Thailand)*	1,170,655
3,575	Identiv, Inc.*	43,079
3,220	Lightwave Logic, Inc.*(a)	27,273
2,004	Napco Security Technologies, Inc.*	56,954
1,620	Novanta, Inc.*	229,068

		2,591,409

Common Stocks – (continued)
Energy Equipment & Services – 2.1%
8,849	Cactus, Inc., Class A	457,670
2,474	ChampionX Corp.	70,806
39,257	Liberty Energy, Inc.*	663,836
798	Nabors Industries Ltd.*	138,876
46,714	NexTier Oilfield Solutions, Inc.*	470,877
2,483	Patterson-UTI Energy, Inc.	43,825
62,898	RPC, Inc.	700,055
24,707	TETRA Technologies, Inc.*	122,053
535	Valaris Ltd.*	35,807

		2,703,805

Equity Real Estate Investment Trusts (REITs) – 2.6%
35,106	Chatham Lodging Trust REIT*	455,325
5,128	Community Healthcare Trust, Inc. REIT	177,429
5,102	DiamondRock Hospitality Co. REIT	47,653
12,360	Hersha Hospitality Trust, Class A REIT	113,094
16,891	NexPoint Residential Trust, Inc. REIT	770,230
60,219	Outfront Media, Inc. REIT	1,086,953
13,842	RLJ Lodging Trust REIT	168,457
4,565	Service Properties Trust REIT	37,022
7,629	Tanger Factory Outlet Centers, Inc. REIT	137,398
7,708	Universal Health Realty Income Trust REIT	375,148

		3,368,709

Food & Staples Retailing – 0.3%
7,162	Chefs’ Warehouse, Inc. (The)*	262,344
6,528	Natural Grocers by Vitamin Cottage, Inc.	75,072
320	Sprouts Farmers Market, Inc.*	9,440

		346,856

Food Products – 1.5%
2,145	Beyond Meat, Inc.*(a)	33,676
16,619	Cal-Maine Foods, Inc.	939,140
8,398	John B. Sanfilippo & Son, Inc.	700,477
3,228	Tootsie Roll Industries, Inc.	130,379
6,522	Utz Brands, Inc.	105,722

		1,909,394

Gas Utilities – 0.5%
8,529	ONE Gas, Inc.	660,827

Health Care Equipment & Supplies – 7.7%
16,427	Artivion, Inc.*	183,325
1,690	AtriCure, Inc.*	71,183
15,715	Axonics, Inc.*	1,149,395
73,215	Cerus Corp.*	267,967
5,187	CONMED Corp.	413,560
1,600	Embecta Corp.	49,472
35,640	Figs, Inc., Class A*	263,023
1,878	Glaukos Corp.*	105,299
720	Inari Medical, Inc.*	55,390
6,643	Inspire Medical Systems, Inc.*	1,295,053
6,387	iRadimed Corp.	185,542
3,088	iRhythm Technologies, Inc.*	393,689
5,852	Lantheus Holdings, Inc.*	432,989

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
5,947	LeMaitre Vascular, Inc.	$258,100
6,956	LivaNova PLC*	327,628
6,770	Nevro Corp.*	259,562
13,503	NuVasive, Inc.*	595,887
2,911	Outset Medical, Inc.*	45,237
14,867	Pulmonx Corp.*	198,623
5,944	Shockwave Medical, Inc.*	1,742,484
5,644	Silk Road Medical, Inc.*	248,788
15,353	Surmodics, Inc.*	524,151
6,732	TransMedics Group, Inc.*	324,617
4,507	Utah Medical Products, Inc.	403,602
27,066	ViewRay, Inc.*	116,113

		9,910,679

Health Care Providers & Services – 3.2%
26,955	AirSculpt Technologies, Inc.	182,755
13,827	Alignment Healthcare, Inc.*	183,069
11,228	AMN Healthcare Services, Inc.*	1,409,114
48,602	Cano Health, Inc.*	173,995
2,590	CorVel Corp.*	425,304
3,802	Ensign Group, Inc. (The)	341,344
1,706	Joint Corp. (The)*	28,183
7,640	Option Care Health, Inc.*	231,186
9,497	Pennant Group, Inc. (The)*	116,908
4,009	Progyny, Inc.*	178,280
6,604	R1 RCM, Inc.*	116,627
6,835	RadNet, Inc.*	130,685
10,604	Select Medical Holdings Corp.	272,311
11,793	Surgery Partners, Inc.*	320,652

		4,110,413

Health Care Technology – 0.6%
8,190	Evolent Health, Inc., Class A*	260,524
20,345	Schrodinger, Inc.*	487,670

		748,194

Hotels, Restaurants & Leisure – 4.9%
200	Biglari Holdings, Inc., Class B*	27,590
41,536	Bloomin’ Brands, Inc.	997,279
9,109	Chuy’s Holdings, Inc.*	266,894
1,067	Cracker Barrel Old Country Store, Inc.	121,873
19,594	Dave & Buster’s Entertainment, Inc.*	780,821
8,656	Denny’s Corp.*	98,073
993	Dine Brands Global, Inc.	71,585
27,462	First Watch Restaurant Group, Inc.*	468,227
4,465	Hilton Grand Vacations, Inc.*	175,207
5,105	Kura Sushi USA, Inc., Class A*	403,448
2,742	Noodles & Co.*	15,958
16,899	ONE Group Hospitality, Inc. (The)*	126,405
8,619	Portillo’s, Inc., Class A*	184,791
12,825	Red Rock Resorts, Inc., Class A	534,161
15,394	Ruth’s Hospitality Group, Inc.	319,887
2,847	Shake Shack, Inc., Class A*	158,208
11,158	Texas Roadhouse, Inc.	1,104,084
3,122	Wingstop, Inc.	494,494

		6,348,985

Common Stocks – (continued)
Household Durables – 1.9%
2,361	Cavco Industries, Inc.*	535,168
18,098	Dream Finders Homes, Inc., Class A*(a)	200,888
10,168	Installed Building Products, Inc.	874,448
1,473	iRobot Corp.*	83,224
483	M/I Homes, Inc.*	20,040
12,542	Skyline Champion Corp.*	730,070

		2,443,838

Household Products – 0.4%
2,811	WD-40 Co.	450,210

Independent Power and Renewable Electricity Producers – 0.1%
7,752	Montauk Renewables, Inc.*	116,047

Insurance – 2.8%
1,439	American Equity Investment Life Holding Co.	61,992
234	AMERISAFE, Inc.	13,668
502	BRP Group, Inc., Class A*	14,232
31,447	CNO Financial Group, Inc.	693,721
9,942	Employers Holdings, Inc.	433,570
21,549	Goosehead Insurance, Inc., Class A*	894,499
1,504	Kinsale Capital Group, Inc.	474,016
6,007	Palomar Holdings, Inc.*	534,383
12,940	Stewart Information Services Corp.	504,142

		3,624,223

Interactive Media & Services – 1.0%
23,644	Cargurus, Inc.*	344,256
23,818	DHI Group, Inc.*	152,435
47,021	Vimeo, Inc.*	178,680
37,297	ZipRecruiter, Inc., Class A*	625,471

		1,300,842

Internet & Direct Marketing Retail – 0.5%
33,416	CarParts.com, Inc.*	156,387
4,949	PetMed Express, Inc.	105,513
12,256	RealReal, Inc. (The)*	20,713
6,796	Rent the Runway, Inc., Class A*	13,252
2,839	Revolve Group, Inc.*	68,136
4,106	Xometry, Inc., Class A*(a)	246,606

		610,607

IT Services – 4.3%
5,449	BigCommerce Holdings, Inc.Series 1*	80,972
500	Cass Information Systems, Inc.	21,390
10,728	Cyxtera Technologies, Inc.*	25,962
546	DigitalOcean Holdings, Inc.*	19,612
26,577	EVERTEC, Inc. (Puerto Rico)	951,722
8,118	ExlService Holdings, Inc.*	1,476,258
7,141	Flywire Corp.*	156,745
17,562	Hackett Group, Inc. (The)	383,554
23,159	I3 Verticals, Inc., Class A*	503,940
18,286	Maximus, Inc.	1,127,698
5,716	Perficient, Inc.*	382,801
12,327	StoneCo Ltd., Class A (Brazil)*	129,433
2,222	Tucows, Inc., Class A*	99,879

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – (continued)
23,268	Unisys Corp.*	$197,778

		5,557,744

Leisure Products – 0.6%
16,119	Latham Group, Inc.*	71,246
12,964	Malibu Boats, Inc., Class A*	685,795
2,826	MasterCraft Boat Holdings, Inc.*	61,494

		818,535

Life Sciences Tools & Services – 1.2%
3,894	Adaptive Biotechnologies Corp.*	30,295
45,248	Codexis, Inc.*	254,294
5,097	Medpace Holdings, Inc.*	1,131,432
11,245	NanoString Technologies, Inc.*	117,623

		1,533,644

Machinery – 4.4%
4,786	Chart Industries, Inc.*	1,066,704
23,330	Douglas Dynamics, Inc.	792,053
13,266	Enerpac Tool Group Corp.	337,089
6,689	Evoqua Water Technologies Corp.*	262,075
6,786	Franklin Electric Co., Inc.	556,045
7,622	Lightning eMotors, Inc.*	11,738
1,650	Lindsay Corp.	279,345
14,487	Mueller Industries, Inc.	907,466
21,158	Mueller Water Products, Inc., Class A	247,548
11,993	Nikola Corp.*(a)	45,453
1,749	Omega Flex, Inc.	165,106
40,471	Titan International, Inc.*	605,446
19,252	Wabash National Corp.	416,806

		5,692,874

Marine – 0.2%
2,337	Costamare, Inc. (Monaco)	22,061
105,961	Safe Bulkers, Inc. (Greece)	268,082

		290,143

Media – 1.5%
1,939	Daily Journal Corp.*	520,137
10,928	Gray Television, Inc.	154,631
5,105	John Wiley & Sons, Inc., Class A	215,380
17,534	Sinclair Broadcast Group, Inc., Class A	312,281
11,179	TechTarget, Inc.*	721,604

		1,924,033

Metals & Mining – 1.2%
3,707	Alpha Metallurgical Resources, Inc.	625,927
20,391	Century Aluminum Co.*	147,019
5,190	Piedmont Lithium, Inc.*(a)	322,922
12,947	Warrior Met Coal, Inc.	480,851

		1,576,719

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
4,168	Nexpoint Real Estate Finance, Inc. REIT	73,232

Common Stocks – (continued)
Multiline Retail – 0.1%
219	Dillard’s, Inc., Class A	72,005

Oil, Gas & Consumable Fuels – 5.9%
18,595	Brigham Minerals, Inc., Class A	576,445
8,007	Callon Petroleum Co.*	351,988
1,674	Chord Energy Corp.	256,273
330	Civitas Resources, Inc.	23,070
33,244	Comstock Resources, Inc.*	624,322
867	CONSOL Energy, Inc.	54,638
8,317	CVR Energy, Inc.	324,862
5,490	Delek US Holdings, Inc.	162,833
8,636	Earthstone Energy, Inc., Class A*	139,558
4,834	Energy Fuels, Inc.*	34,805
58,610	Kosmos Energy Ltd. (Ghana)*	380,379
6,157	Laredo Petroleum, Inc.*	398,050
50,463	Magnolia Oil & Gas Corp., Class A	1,295,890
13,114	Matador Resources Co.	871,425
979	PBF Energy, Inc., Class A*	43,321
12,350	SandRidge Energy, Inc.*	233,292
2,297	Scorpio Tankers, Inc. (Monaco)	110,118
23,238	SM Energy Co.	1,045,245
16,935	Talos Energy, Inc.*	360,377
1,900	Teekay Tankers Ltd., Class A (Bermuda)*	59,831
24,939	W&T Offshore, Inc.*	189,287

		7,536,009

Paper & Forest Products – 0.5%
12,382	Sylvamo Corp.	596,441

Personal Products – 0.5%
2,335	Beauty Health Co. (The)*	26,689
12,012	BellRing Brands, Inc.*	290,931
11,023	Herbalife Nutrition Ltd.*	234,349
2,776	Thorne HealthTech, Inc.*	13,491
4,856	Veru, Inc.*	59,437

		624,897

Pharmaceuticals – 2.2%
9,570	Aclaris Therapeutics, Inc.*	149,388
44,930	Amneal Pharmaceuticals, Inc.*	98,846
14,326	Arvinas, Inc.*	712,146
3,576	Axsome Therapeutics, Inc.*	161,456
4,813	Cassava Sciences, Inc.*(a)	175,386
2,034	Edgewise Therapeutics, Inc.*	19,343
14,521	Esperion Therapeutics, Inc.*	118,056
6,447	Harmony Biosciences Holdings, Inc.*	335,244
8,502	Intra-Cellular Therapies, Inc.*	388,286
5,219	Phathom Pharmaceuticals, Inc.*	55,321
27,225	Phibro Animal Health Corp., Class A	399,935
6,787	SIGA Technologies, Inc.	62,373
5,130	Ventyx Biosciences, Inc.*	166,058

		2,841,838

Professional Services – 2.1%
7,559	CBIZ, Inc.*	375,229
10,923	Exponent, Inc.	1,040,525

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Professional Services – (continued)
5,039	Forrester Research, Inc.*	$213,250
14,068	Franklin Covey Co.*	711,841
1,136	Insperity, Inc.	134,071
9,165	Red Violet, Inc.*	159,837

		2,634,753

Real Estate Management & Development – 0.6%
22,149	St. Joe Co. (The)	786,954

Road & Rail – 0.9%
28,962	Marten Transport Ltd.	543,617
4,091	PAM Transportation Services, Inc.*	113,934
2,117	Saia, Inc.*	420,987
3,232	Universal Logistics Holdings, Inc.	103,424

		1,181,962

Semiconductors & Semiconductor Equipment – 3.5%
4,172	Ambarella, Inc.*	228,334
13,530	Axcelis Technologies, Inc.*	784,740
6,460	Diodes, Inc.*	462,988
18,368	FormFactor, Inc.*	371,217
664	Impinj, Inc.*	76,114
24,157	MaxLinear, Inc.*	745,968
867	Onto Innovation, Inc.*	57,950
9,050	Power Integrations, Inc.	603,726
16,899	Rockley Photonics Holdings Ltd.*	8,620
13,598	Semtech Corp.*	376,529
2,210	SiTime Corp.*	198,480
6,487	Synaptics, Inc.*	574,748

		4,489,414

Software – 9.3%
23,462	A10 Networks, Inc.	394,162
37,663	ACI Worldwide, Inc.*	916,341
15,063	Alarm.com Holdings, Inc.*	886,307
12,777	Altair Engineering, Inc., Class A*	626,712
18,117	American Software, Inc., Class A	310,344
17,779	Amplitude, Inc., Class A*	298,687
418	Appfolio, Inc., Class A*	52,405
21,244	Asana, Inc., Class A*	437,626
5,767	Cleanspark, Inc.*	20,069
37,141	Clear Secure, Inc., Class A*	1,003,550
15,756	CommVault Systems, Inc.*	959,383
2,135	Consensus Cloud Solutions, Inc.*	119,859
1,213	Domo, Inc., Class B*	21,434
20,391	Duck Creek Technologies, Inc.*	243,468
9,518	EngageSmart, Inc.*	186,933
12,259	Envestnet, Inc.*	604,491
360	MicroStrategy, Inc., Class A*(a)	96,304
3,559	Model N, Inc.*	135,242
5,422	PagerDuty, Inc.*	135,225
22,874	Q2 Holdings, Inc.*	710,009
3,932	Qualys, Inc.*	560,546
14,959	Rapid7, Inc.*	677,194
1,274	Sapiens International Corp. NV (Israel)	25,059
4,248	Sprout Social, Inc., Class A*	256,282

Common Stocks – (continued)
Software – (continued)
8,867	SPS Commerce, Inc.*	1,121,853
8,588	Telos Corp.*	91,033
8,089	Tenable Holdings, Inc.*	328,737
8,628	Varonis Systems, Inc.*	230,971
38,915	Yext, Inc.*	207,028
38,876	Zuora, Inc., Class A*	298,956

		11,956,210

Specialty Retail – 2.5%
43,984	Arko Corp.	450,836
6,015	Boot Barn Holdings, Inc.*	341,652
14,291	Buckle, Inc. (The)	562,065
1,568	Camping World Holdings, Inc., Class A(a)	43,638
4,830	Designer Brands, Inc., Class A	73,561
4,942	Murphy USA, Inc.	1,554,308
11,923	Sally Beauty Holdings, Inc.*	151,541
4,811	Warby Parker, Inc., Class A*	77,217

		3,254,818

Technology Hardware, Storage & Peripherals – 0.5%
10,038	Super Micro Computer, Inc.*	698,544

Textiles, Apparel & Luxury Goods – 0.1%
924	Crocs, Inc.*	65,373

Thrifts & Mortgage Finance – 0.1%
2,193	Luther Burbank Corp.	27,697
2,840	TrustCo Bank Corp.	105,989

		133,686

Trading Companies & Distributors – 2.1%
7,105	Applied Industrial Technologies, Inc.	883,720
1,712	GMS, Inc.*	80,806
26,164	H&E Equipment Services, Inc.	987,953
17,795	Hudson Technologies, Inc.*	163,892
43,367	MRC Global, Inc.*	434,971
793	Veritiv Corp.*	92,194

		2,643,536

Water Utilities – 0.2%
2,441	Middlesex Water Co.	218,396

TOTAL COMMON STOCKS
(Cost $121,296,256)		$126,679,980

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
391,747	3.066%	$391,747
(Cost $391,747)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $121,688,003)		$127,071,727

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,362,893	3.066%	$1,362,893
(Cost $1,362,893)

TOTAL INVESTMENTS – 100.1%
(Cost $123,050,896)		$128,434,620

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(44,787)

NET ASSETS – 100.0%		$128,389,833

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	14	12/16/22	$1,218,207	$78,893

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 97.2%
Aerospace & Defense – 1.6%
54,541	AAR Corp.*	$2,417,257
5,065	Ducommun, Inc.*	239,119
199,023	Kratos Defense & Security Solutions, Inc.*	2,205,175
44,865	National Presto Industries, Inc.	3,162,534
143,977	Parsons Corp.*	6,749,642
73,321	Triumph Group, Inc.*	663,555
67,859	V2X, Inc.*	2,781,540

		18,218,822

Auto Components – 0.6%
67,262	Adient PLC*	2,352,825
36,640	Dana, Inc.	584,774
316,493	Goodyear Tire & Rubber Co. (The)*	4,019,461
3,360	Patrick Industries, Inc.	153,586

		7,110,646

Banks – 16.3%
75,009	1st Source Corp.	4,362,523
152,187	Amalgamated Financial Corp.	3,498,779
118,011	Ameris Bancorp	6,078,747
420,926	Associated Banc-Corp.	10,249,548
53,343	Atlantic Union Bankshares Corp.	1,842,467
4,153	Bankwell Financial Group, Inc.	127,248
65,001	BayCom Corp.	1,249,969
22,019	BCB Bancorp, Inc.	432,673
8,327	Berkshire Hills Bancorp, Inc.	243,565
39,069	Business First Bancshares, Inc.	968,130
370,122	Cadence Bank	10,233,873
26,315	Capital Bancorp, Inc.	649,454
28,213	Capital City Bank Group, Inc.	999,304
39,060	Capstar Financial Holdings, Inc.	690,581
26,696	Cathay General Bancorp	1,217,338
248,609	Central Pacific Financial Corp.	5,101,457
2,884	Civista Bancshares, Inc.	68,351
263,139	Columbia Banking System, Inc.	8,807,262
133,733	Community Bank System, Inc.	8,348,951
84,531	CrossFirst Bankshares, Inc.*	1,175,826
49,130	Customers Bancorp, Inc.*	1,655,190
29,574	Enterprise Financial Services Corp.	1,581,322
10,463	Financial Institutions, Inc.	249,333
59,709	First BanCorp. (Puerto Rico)	942,805
39,800	First BankCorp	1,773,886
252,152	First Commonwealth Financial Corp.	3,615,860
12,088	First Foundation, Inc.	192,924
3,913	FVCBankcorp, Inc.*	79,512
51,492	Great Southern Bancorp, Inc.	3,191,474
198,071	Hancock Whitney Corp.	11,066,227
293,408	Hanmi Financial Corp.	7,857,466
14,755	HomeStreet, Inc.	383,040
49,053	HomeTrust Bancshares, Inc.	1,178,744
501,394	Hope Bancorp, Inc.	6,803,917
152,109	Independent Bank Corp.	3,518,281
195,320	International Bancshares Corp.	9,687,872
10,686	Macatawa Bank Corp.	114,661
8,950	Metrocity Bankshares, Inc.	199,137

Common Stocks – (continued)
Banks – (continued)
14,236	Metropolitan Bank Holding Corp.*	939,576
48,137	Northeast Bank	2,026,568
101,235	Origin Bancorp, Inc.	4,184,043
38,022	PCB Bancorp	703,407
43,788	Renasant Corp.	1,767,722
6,368	Republic Bancorp, Inc., Class A	295,157
33,950	Sandy Spring Bancorp, Inc.	1,203,188
19,712	Seacoast Banking Corp. of Florida	609,101
56,544	Sierra Bancorp	1,246,795
34,164	South Plains Financial, Inc.	1,068,308
9,849	Southern First Bancshares, Inc.*	440,053
35,854	Southside Bancshares, Inc.	1,227,641
135,968	SouthState Corp.	12,295,586
193,728	Towne Bank	6,381,400
242,505	Trustmark Corp.	8,868,408
103,575	UMB Financial Corp.	8,619,512
155,710	United Community Banks, Inc.	5,994,835
16,548	Unity Bancorp, Inc.	474,266
169,867	Veritex Holdings, Inc.	5,364,400
38,980	Washington Trust Bancorp, Inc.	1,890,530

		186,038,193

Beverages – 0.7%
546,334	Primo Water Corp.	7,971,013

Biotechnology – 6.4%
139,740	2seventy bio, Inc.*	2,219,071
24,195	4D Molecular Therapeutics, Inc.*	209,529
14,930	Agios Pharmaceuticals, Inc.*	411,172
15,367	Akero Therapeutics, Inc.*	649,409
231,278	Alkermes PLC*	5,250,011
5,762	Allogene Therapeutics, Inc.*	59,349
25,486	Allovir, Inc.*(a)	176,618
63,843	ALX Oncology Holdings, Inc.*	775,054
83,591	Arcus Biosciences, Inc.*	2,129,899
111,773	Atara Biotherapeutics, Inc.*	520,862
64,807	Aurinia Pharmaceuticals, Inc. (Canada)*(a)	526,881
79,869	Avidity Biosciences, Inc.*	1,140,529
90,928	BioCryst Pharmaceuticals, Inc.*	1,213,889
28,714	Bluebird Bio, Inc.*	180,037
32,778	Bridgebio Pharma, Inc.*	341,875
35,100	C4 Therapeutics, Inc.*	337,662
41,469	Celldex Therapeutics, Inc.*	1,456,806
9,913	Chinook Therapeutics, Inc.*	215,608
97,983	Cogent Biosciences, Inc.*	1,337,468
12,929	Crinetics Pharmaceuticals, Inc.*	238,669
119,184	CTI BioPharma Corp.*(a)	584,002
106,794	Cullinan Oncology, Inc.*	1,403,273
69,527	Day One Biopharmaceuticals, Inc.*	1,469,801
23,465	Deciphera Pharmaceuticals, Inc.*	380,602
21,351	Denali Therapeutics, Inc.*	612,347
103,890	Design Therapeutics, Inc.*(a)	1,622,762
130,851	Editas Medicine, Inc.*	1,642,180
57,530	Enanta Pharmaceuticals, Inc.*	2,595,178
128,574	Erasca, Inc.*(a)	1,050,450

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Biotechnology – (continued)
187,523	Generation Bio Co.*	$960,118
25,734	Gossamer Bio, Inc.*	285,647
11,559	IGM Biosciences, Inc.*(a)	231,180
35,215	Insmed, Inc.*	609,924
137,620	Instil Bio, Inc.*	454,146
295,886	Iovance Biotherapeutics, Inc.*	2,763,575
76,013	iTeos Therapeutics, Inc.*	1,480,733
166,147	KalVista Pharmaceuticals, Inc.*	842,365
114,081	Kezar Life Sciences, Inc.*	857,319
17,384	Kinnate Biopharma, Inc.*	146,547
173,967	Kodiak Sciences, Inc.*	1,249,083
118,022	Kronos Bio, Inc.*	349,345
199,892	Kura Oncology, Inc.*	3,102,324
13,724	Kymera Therapeutics, Inc.*	416,386
5,336	Ligand Pharmaceuticals, Inc.*	467,700
154,885	MacroGenics, Inc.*	793,011
61,641	MeiraGTx Holdings PLC*	448,130
66,455	Mersana Therapeutics, Inc.*	522,336
170,690	Nurix Therapeutics, Inc.*	2,172,884
6,903	Nuvalent, Inc., Class A*	246,506
163,923	PMV Pharmaceuticals, Inc.*	2,017,892
260,912	Praxis Precision Medicines, Inc.*	513,997
92,371	Protagonist Therapeutics, Inc.*	748,205
46,970	PTC Therapeutics, Inc.*	1,776,405
6,493	RAPT Therapeutics, Inc.*	141,677
98,114	Sage Therapeutics, Inc.*	3,694,973
291,351	Sana Biotechnology, Inc.*(a)	1,689,836
263,953	Sangamo Therapeutics, Inc.*	1,158,754
37,177	SpringWorks Therapeutics, Inc.*	892,620
23,304	Stoke Therapeutics, Inc.*	346,064
454,266	Sutro Biopharma, Inc.*	3,329,770
12,199	Syndax Pharmaceuticals, Inc.*	280,089
37,133	Tango Therapeutics, Inc.*	298,549
506,748	Vanda Pharmaceuticals, Inc.*	5,305,652
85,483	Vir Biotechnology, Inc.*	1,878,916

		73,223,651

Building Products – 0.0%
24,638	Zurn Elkay Water Solutions Corp.	578,747

Capital Markets – 0.8%
19,956	AssetMark Financial Holdings, Inc.*	413,289
5,480	Focus Financial Partners, Inc., Class A*	190,649
144,973	Oppenheimer Holdings, Inc., Class A	4,989,970
136,254	Victory Capital Holdings, Inc., Class A	3,940,466

		9,534,374

Chemicals – 1.6%
193,763	FutureFuel Corp.	1,325,339
9,373	Innospec, Inc.	937,206
77,013	Intrepid Potash, Inc.*	3,484,838
80,682	LSB Industries, Inc.*	1,422,424
131,012	Minerals Technologies, Inc.	7,206,970
13,806	Stepan Co.	1,441,899

Common Stocks – (continued)
Chemicals – (continued)
225,290	Tronox Holdings PLC, Class A	2,703,480

		18,522,156

Commercial Services & Supplies – 1.3%
149,605	BrightView Holdings, Inc.*	1,334,477
188,792	Ennis, Inc.	4,259,147
184,520	Heritage-Crystal Clean, Inc.*	5,068,764
54,037	Matthews International Corp., Class A	1,452,515
16,034	UniFirst Corp.	2,950,416

		15,065,319

Communications Equipment – 0.9%
10,038	Clearfield, Inc.*	1,219,316
244,986	NetScout Systems, Inc.*	8,799,897

		10,019,213

Construction & Engineering – 1.4%
120,261	Arcosa, Inc.	7,720,756
55,230	Fluor Corp.*	1,671,260
279,489	Primoris Services Corp.	5,642,883
164,202	Tutor Perini Corp.*	1,218,379

		16,253,278

Construction Materials – 0.8%
327,394	Summit Materials, Inc., Class A*	8,626,832

Consumer Finance – 2.0%
113,014	Bread Financial Holdings, Inc.	4,080,936
365,237	EZCORP, Inc., Class A*	3,528,189
66,203	FirstCash Holdings, Inc.	6,517,685
190,927	LendingClub Corp.*	2,031,463
36,917	Nelnet, Inc., Class A	3,288,936
96,108	Oportun Financial Corp.*	528,594
12,184	PROG Holdings, Inc.*	201,280
65,468	Regional Management Corp.	2,223,293

		22,400,376

Containers & Packaging – 0.1%
56,522	Pactiv Evergreen, Inc.	616,655

Diversified Consumer Services – 0.4%
6,364	Duolingo, Inc.*	520,830
5,987	Graham Holdings Co., Class B	3,735,109

		4,255,939

Diversified Financial Services – 0.6%
101,482	A-Mark Precious Metals, Inc.	3,086,067
234,914	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	3,685,801
11,898	Cannae Holdings, Inc.*	275,558

		7,047,426

Diversified Telecommunication Services – 0.1%
24,793	Consolidated Communications Holdings, Inc.*	128,180
102,866	Globalstar, Inc.*	223,219

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
46,410	Liberty Latin America Ltd., Class C (Chile)*	$361,534

		712,933

Electric Utilities – 0.1%
3,623	MGE Energy, Inc.	246,690
2,787	Otter Tail Corp.	187,899
20,669	Portland General Electric Co.	928,865

		1,363,454

Electrical Equipment – 1.5%
38,932	Atkore, Inc.*	3,710,220
2,472	AZZ, Inc.	99,374
67,674	Encore Wire Corp.	9,311,266
50,512	Powell Industries, Inc.	1,246,131
21,500	Stem, Inc.*	292,400
117,819	Thermon Group Holdings, Inc.*	2,092,465

		16,751,856

Electronic Equipment, Instruments & Components – 2.7%
25,688	Belden, Inc.	1,788,655
152,051	Benchmark Electronics, Inc.	4,316,728
72,739	ePlus, Inc.*	3,543,844
64,329	Evolv Technologies Holdings, Inc.*	188,484
33,710	Methode Electronics, Inc.	1,389,863
36,507	OSI Systems, Inc.*	3,000,145
77,675	PC Connection, Inc.	4,127,649
3,624	ScanSource, Inc.*	112,272
178,174	TTM Technologies, Inc.*	2,727,844
357,960	Vishay Intertechnology, Inc.	7,484,944
67,813	Vishay Precision Group, Inc.*	2,288,689

		30,969,117

Energy Equipment & Services – 1.3%
6,352	Dril-Quip, Inc.*	158,038
263,744	Helix Energy Solutions Group, Inc.*	1,846,208
54,370	Helmerich & Payne, Inc.	2,691,859
36,061	Liberty Energy, Inc.*	609,792
52,247	NexTier Oilfield Solutions, Inc.*	526,650
347,956	Oil States International, Inc.*	2,251,275
10,105	Patterson-UTI Energy, Inc.	178,353
68,166	ProPetro Holding Corp.*	807,085
205,861	RPC, Inc.	2,291,233
101,796	Select Energy Services, Inc., Class A*	982,331
147,023	US Silica Holdings, Inc.*	2,115,661

		14,458,485

Entertainment – 0.0%
22,388	Lions Gate Entertainment Corp., Class A*	180,447

Equity Real Estate Investment Trusts (REITs) – 11.7%
253,670	Alexander & Baldwin, Inc. REIT	4,941,492
97,649	American Assets Trust, Inc. REIT	2,683,394
22,470	Apartment Investment and Management Co., Class A REIT	178,412

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
207,667	Apple Hospitality REIT, Inc. REIT	3,555,259
70,105	Armada Hoffler Properties, Inc. REIT	819,527
26,508	Ashford Hospitality Trust, Inc. REIT*	215,245
270,827	Braemar Hotels & Resorts, Inc. REIT	1,335,177
602,430	Brandywine Realty Trust REIT	3,951,941
25,727	Centerspace REIT	1,782,881
486,873	Chatham Lodging Trust REIT*	6,314,743
288,565	City Office REIT, Inc. REIT	3,064,560
16,448	Community Healthcare Trust, Inc. REIT	569,101
834,079	DiamondRock Hospitality Co. REIT	7,790,298
262,011	Diversified Healthcare Trust REIT	356,335
245,927	Equity Commonwealth REIT	6,433,450
42,046	Essential Properties Realty Trust, Inc. REIT	904,830
113,880	Four Corners Property Trust, Inc. REIT	2,917,606
567,049	Global Medical REIT, Inc. REIT	5,182,828
94,538	Hersha Hospitality Trust, Class A REIT	865,023
560,070	Independence Realty Trust, Inc. REIT	9,386,773
50,266	Industrial Logistics Properties Trust REIT	235,245
33,854	iStar, Inc. REIT	354,790
142,732	LXP Industrial Trust REIT	1,381,646
263,178	Macerich Co. (The) REIT	2,929,171
123,879	NexPoint Residential Trust, Inc. REIT	5,648,882
33,731	Office Properties Income Trust REIT	516,084
14,408	One Liberty Properties, Inc. REIT	324,756
321,531	Outfront Media, Inc. REIT	5,803,635
115,501	Pebblebrook Hotel Trust REIT	1,852,636
622,884	RLJ Lodging Trust REIT	7,580,498
373,941	RPT Realty REIT	3,477,651
106,460	Ryman Hospitality Properties, Inc. REIT	9,466,423
485,389	Service Properties Trust REIT	3,936,505
118,447	SITE Centers Corp. REIT	1,466,374
354,706	STAG Industrial, Inc. REIT	11,205,162
43,834	Sunstone Hotel Investors, Inc. REIT	488,749
117,605	Terreno Realty Corp. REIT	6,719,950
676,888	Uniti Group, Inc. REIT	5,252,651
17,024	Urban Edge Properties REIT	240,379
74,358	Xenia Hotels & Resorts, Inc. REIT	1,270,035

		133,400,097

Food & Staples Retailing – 0.6%
45,267	Chefs’ Warehouse, Inc. (The)*	1,658,130
43,368	Ingles Markets, Inc., Class A	4,092,638
47,638	Natural Grocers by Vitamin Cottage, Inc.	547,837
6,395	Weis Markets, Inc.	599,020

		6,897,625

Food Products – 1.0%
42,495	Alico, Inc.	1,301,197
105,107	B&G Foods, Inc.(a)	1,721,653

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food Products – (continued)
14,998	Cal-Maine Foods, Inc.	$847,537
45,807	Fresh Del Monte Produce, Inc.	1,194,646
44,540	John B. Sanfilippo & Son, Inc.	3,715,081
12,110	Seneca Foods Corp., Class A*	764,262
17,823	Tootsie Roll Industries, Inc.	719,871
32,337	TreeHouse Foods, Inc.*	1,624,611

		11,888,858

Gas Utilities – 0.9%
125,914	ONE Gas, Inc.	9,755,817
14,867	Spire, Inc.	1,037,865

		10,793,682

Health Care Equipment & Supplies – 2.0%
117,710	AngioDynamics, Inc.*	1,658,534
10,504	AtriCure, Inc.*	442,428
227,065	Avanos Medical, Inc.*	5,029,490
55,056	Axonics, Inc.*	4,026,796
72,691	Figs, Inc., Class A*	536,460
25,346	Inspire Medical Systems, Inc.*	4,941,203
29,431	Integer Holdings Corp.*	1,834,434
9,705	LivaNova PLC*	457,106
9,638	Nevro Corp.*	369,521
23,125	Orthofix Medical, Inc.*	371,387
8,601	Shockwave Medical, Inc.*	2,521,383
7,829	Utah Medical Products, Inc.	701,087

		22,889,829

Health Care Providers & Services – 1.5%
8,877	AMN Healthcare Services, Inc.*	1,114,063
455,383	Brookdale Senior Living, Inc.*	2,035,562
127,935	Cano Health, Inc.*	458,007
43,665	CareMax, Inc.*(a)	307,402
60,144	Castle Biosciences, Inc.*	1,534,875
264,162	Community Health Systems, Inc.*	758,145
34,399	Cross Country Healthcare, Inc.*	1,275,859
5,890	Fulgent Genetics, Inc.*	233,421
238,643	Invitae Corp.*(a)	615,699
78,881	National HealthCare Corp.	4,805,431
838,472	OPKO Health, Inc.*	1,593,097
30,659	Owens & Minor, Inc.	521,203
54,736	Pediatrix Medical Group, Inc.*	1,061,878
13,793	Select Medical Holdings Corp.	354,204
139,055	Sema4 Holdings Corp.*	143,227
33,881	Surgery Partners, Inc.*	921,224

		17,733,297

Health Care Technology – 0.1%
13,469	HealthStream, Inc.*	332,684
35,310	Schrodinger, Inc.*	846,381

		1,179,065

Hotels, Restaurants & Leisure – 2.1%
24,700	Bally’s Corp.*	556,738
38,712	BJ’s Restaurants, Inc.*	1,271,689
278,661	Bloomin’ Brands, Inc.	6,690,651

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
97,940	Chuy’s Holdings, Inc.*	2,869,642
58,749	Dave & Buster’s Entertainment, Inc.*	2,341,148
12,760	Denny’s Corp.*	144,571
126,690	First Watch Restaurant Group, Inc.*	2,160,064
105,435	International Game Technology PLC	2,113,972
11,530	Kura Sushi USA, Inc., Class A*	911,216
116,416	Red Rock Resorts, Inc., Class A	4,848,726
19,773	Xponential Fitness, Inc., Class A*	382,607

		24,291,024

Household Durables – 1.7%
622	Cavco Industries, Inc.*	140,989
22,970	Green Brick Partners, Inc.*	531,296
26,229	Installed Building Products, Inc.	2,255,694
72,717	LGI Homes, Inc.*	6,693,600
123,754	M/I Homes, Inc.*	5,134,554
15,864	Meritage Homes Corp.*	1,208,202
20,357	Skyline Champion Corp.*	1,184,981
65,951	Taylor Morrison Home Corp.*	1,737,149
9,035	Tri Pointe Homes, Inc.*	151,336

		19,037,801

Independent Power and Renewable Electricity Producers – 0.1%
60,657	Sunnova Energy International, Inc.*	1,124,581

Insurance – 5.7%
238,114	American Equity Investment Life Holding Co.	10,257,951
134,233	AMERISAFE, Inc.	7,840,550
224,892	Argo Group International Holdings Ltd.	5,593,064
405,756	CNO Financial Group, Inc.	8,950,977
180,968	Employers Holdings, Inc.	7,892,015
887,806	Genworth Financial, Inc., Class A*	4,146,054
102,612	Goosehead Insurance, Inc., Class A*	4,259,424
1,728	Investors Title Co.	253,930
4,004	James River Group Holdings Ltd.	101,181
18,167	Lemonade, Inc.*(a)	439,641
10,068	National Western Life Group, Inc., Class A	1,993,665
293,394	ProAssurance Corp.	6,516,281
144,172	Stewart Information Services Corp.	5,616,941
82,624	Tiptree, Inc.	1,006,360

		64,868,034

Interactive Media & Services – 0.4%
91,393	Bumble, Inc., Class A*	2,321,382
22,950	Cargurus, Inc.*	334,152
57,119	fuboTV, Inc.*(a)	209,055
30,007	Vimeo, Inc.*	114,027
76,761	ZipRecruiter, Inc., Class A*	1,287,282

		4,265,898

Internet & Direct Marketing Retail – 0.2%
116,028	aka Brands Holding Corp.*(a)	236,697
14,665	CarParts.com, Inc.*	68,632

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
22,276	Overstock.com, Inc.*	$517,917
29,577	PetMed Express, Inc.(a)	630,582
740,547	RealReal, Inc. (The)*	1,251,524

		2,705,352

IT Services – 1.2%
40,028	Cass Information Systems, Inc.	1,712,398
327,895	Conduent, Inc.*	1,350,927
2,926	ExlService Holdings, Inc.*	532,093
51,524	Fastly, Inc., Class A*	437,439
95,228	Maximus, Inc.	5,872,711
442,550	Sabre Corp.*	2,571,215
138,304	StoneCo Ltd., Class A (Brazil)*	1,452,192

		13,928,975

Leisure Products – 0.2%
15,417	Malibu Boats, Inc., Class A*	815,559
51,848	Topgolf Callaway Brands Corp.*	970,595

		1,786,154

Life Sciences Tools & Services – 0.9%
405,320	Adaptive Biotechnologies Corp.*	3,153,390
78,149	Bionano Genomics, Inc.*(a)	182,869
90,077	Codexis, Inc.*	506,233
31,805	Inotiv, Inc.*	660,908
24,854	Medpace Holdings, Inc.*	5,517,091
43,194	NeoGenomics, Inc.*	328,490
15,104	Quanterix Corp.*	167,201

		10,516,182

Machinery – 2.3%
185,544	Columbus McKinnon Corp.	5,291,715
25,249	Desktop Metal, Inc., Class A*	63,880
294,242	Kennametal, Inc.	7,859,204
88,144	Miller Industries, Inc.	2,241,502
123,494	Mueller Industries, Inc.	7,735,664
86,479	Titan International, Inc.*	1,293,726
66,075	Wabash National Corp.	1,430,523

		25,916,214

Marine – 1.2%
592,824	Costamare, Inc. (Monaco)	5,596,259
60,313	Eagle Bulk Shipping, Inc.	2,917,943
349,464	Golden Ocean Group Ltd. (Norway)(a)	2,911,035
1,110,055	Safe Bulkers, Inc. (Greece)(a)	2,808,439

		14,233,676

Media – 1.6%
3,766	AMC Networks, Inc., Class A*	84,773
50,156	Cardlytics, Inc.*	472,971
379,930	Clear Channel Outdoor Holdings, Inc.*	543,300
2,429	Daily Journal Corp.*	651,579
346,678	EW Scripps Co. (The), Class A*	4,919,361
189,522	Gray Television, Inc.	2,681,736

Common Stocks – (continued)
Media – (continued)
79,788	Magnite, Inc.*	581,655
170,425	Scholastic Corp.	6,500,010
24,642	Sinclair Broadcast Group, Inc., Class A	438,874
8,108	TechTarget, Inc.*	523,371
71,296	Thryv Holdings, Inc.*	1,458,716

		18,856,346

Metals & Mining – 2.1%
12,025	Alpha Metallurgical Resources, Inc.	2,030,421
10,626	Arconic Corp.*	220,596
3,684	Carpenter Technology Corp.	137,782
41,755	Haynes International, Inc.	2,042,237
35,948	Hecla Mining Co.	164,282
64,898	Piedmont Lithium, Inc.*(a)	4,037,954
43,088	Ryerson Holding Corp.	1,445,602
356,156	SunCoke Energy, Inc.	2,585,693
145,584	TimkenSteel Corp.*	2,538,985
222,822	Warrior Met Coal, Inc.	8,275,609

		23,479,161

Mortgage Real Estate Investment Trusts (REITs) – 1.9%
96,634	ARMOUR Residential REIT, Inc. REIT	514,093
518,775	BrightSpire Capital, Inc. REIT	3,984,192
809,153	Chimera Investment Corp. REIT	5,461,783
42,173	Claros Mortgage Trust, Inc.	674,768
102,373	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2,782,498
16,041	Invesco Mortgage Capital, Inc. REIT	187,840
219,503	Ladder Capital Corp. REIT	2,342,097
15,387	MFA Financial, Inc. REIT	153,255
128,999	Nexpoint Real Estate Finance, Inc. REIT	2,266,512
416,405	TPG RE Finance Trust, Inc. REIT	3,526,950
18,939	Two Harbors Investment Corp. REIT*	67,423

		21,961,411

Multiline Retail – 0.1%
37,643	Big Lots, Inc.	710,323

Multi-Utilities – 0.6%
105,249	Black Hills Corp.	6,880,127
2,703	NorthWestern Corp.	142,800

		7,022,927

Oil, Gas & Consumable Fuels – 4.8%
38,923	Ardmore Shipping Corp. (Ireland)*	526,628
41,318	California Resources Corp.	1,863,855
38,981	Callon Petroleum Co.*	1,713,605
18,180	Chord Energy Corp.	2,783,176
139,498	Civitas Resources, Inc.	9,752,305
78,011	Clean Energy Fuels Corp.*	523,454
155,944	Comstock Resources, Inc.*	2,928,628
19,271	CVR Energy, Inc.	752,725
316,297	DHT Holdings, Inc.	2,818,206

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
84,855	Golar LNG Ltd. (Cameroon)*	$2,360,666
28,770	Laredo Petroleum, Inc.*	1,859,981
173,635	Magnolia Oil & Gas Corp., Class A	4,458,947
42,971	Murphy Oil Corp.	2,084,523
84,681	PBF Energy, Inc., Class A*	3,747,134
43,533	Peabody Energy Corp.*	1,040,439
55,161	REX American Resources Corp.*	1,654,278
44,211	Ring Energy, Inc.*	141,033
161,652	Scorpio Tankers, Inc. (Monaco)	7,749,597
14,176	SFL Corp. Ltd. (Norway)	144,595
49,126	SM Energy Co.	2,209,688
4,250	Talos Energy, Inc.*	90,440
108,659	Teekay Tankers Ltd., Class A (Bermuda)*	3,421,672
97,891	W&T Offshore, Inc.*	742,993

		55,368,568

Paper & Forest Products – 0.0%
2,618	Clearwater Paper Corp.*	116,449
3,553	Sylvamo Corp.	171,148

		287,597

Personal Products – 0.1%
44,273	Herbalife Nutrition Ltd.*	941,244

Pharmaceuticals – 0.3%
25,519	Arvinas, Inc.*	1,268,549
103,626	Atea Pharmaceuticals, Inc.*	621,756
73,415	Athira Pharma, Inc.*	243,004
8,987	DICE Therapeutics, Inc.*	319,128
21,320	Edgewise Therapeutics, Inc.*	202,753
21,197	Esperion Therapeutics, Inc.*	172,332
4,640	Phibro Animal Health Corp., Class A	68,162
15,525	Prestige Consumer Healthcare, Inc.*	845,802
143,676	Tricida, Inc.*(a)	47,743

		3,789,229

Professional Services – 0.1%
6,207	Exponent, Inc.	591,279

Real Estate Management & Development – 0.3%
13,823	Anywhere Real Estate, Inc.*	102,705
266,061	Newmark Group, Inc., Class A	2,179,040
18,157	St. Joe Co. (The)	645,118

		2,926,863

Road & Rail – 1.0%
11,855	ArcBest Corp.	941,643
364,022	Heartland Express, Inc.	5,416,647
147,144	Marten Transport Ltd.	2,761,893
55,562	Werner Enterprises, Inc.	2,178,030

		11,298,213

Semiconductors & Semiconductor Equipment – 0.4%
28,796	Axcelis Technologies, Inc.*	1,670,168
40,038	AXT, Inc.*	181,772
47,963	Cohu, Inc.*	1,578,942

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
9,331	Diodes, Inc.*	668,753
10,402	MaxLinear, Inc.*	321,214
14,254	Ultra Clean Holdings, Inc.*	443,442

		4,864,291

Software – 2.2%
12,101	A10 Networks, Inc.	203,297
11,446	ACI Worldwide, Inc.*	278,481
26,215	Adeia, Inc.	293,084
21,196	Alarm.com Holdings, Inc.*	1,247,173
15,983	American Software, Inc., Class A	273,789
31,213	Amplitude, Inc., Class A*(a)	524,378
16,912	Asana, Inc., Class A*	348,387
12,180	C3.ai, Inc., Class A*	159,680
634,079	Cleanspark, Inc.*(a)	2,206,595
187,544	Clear Secure, Inc., Class A*	5,067,439
27,863	CommVault Systems, Inc.*	1,696,578
30,342	Consensus Cloud Solutions, Inc.*	1,703,400
8,527	Duck Creek Technologies, Inc.*	101,812
512,947	E2open Parent Holdings, Inc.*	2,990,481
49,044	Ebix, Inc.	970,581
195,246	Instructure Holdings, Inc.*(a)	4,611,710
15,760	LiveRamp Holdings, Inc.*	289,354
62,377	Marathon Digital Holdings, Inc.*(a)	817,762
1,440	MicroStrategy, Inc., Class A*(a)	385,214
23,727	Q2 Holdings, Inc.*	736,486
38,276	Riot Blockchain, Inc.*	263,722
7,173	Xperi, Inc.*	100,207

		25,269,610

Specialty Retail – 2.6%
148,760	Aaron’s Co., Inc. (The)	1,550,079
64,975	Academy Sports & Outdoors, Inc.	2,860,849
26,160	Asbury Automotive Group, Inc.*	4,126,740
26,907	Buckle, Inc. (The)	1,058,252
18,129	Children’s Place, Inc. (The)*	733,862
16,180	Designer Brands, Inc., Class A	246,422
5,313	Genesco, Inc.*	249,924
19,182	Group 1 Automotive, Inc.	3,318,486
83,497	MarineMax, Inc.*	2,697,788
18,422	Murphy USA, Inc.	5,793,903
92,165	Sonic Automotive, Inc., Class A	4,308,714
432,261	Volta, Inc.*(a)	479,810
8,794	Winmark Corp.	2,212,922

		29,637,751

Textiles, Apparel & Luxury Goods – 0.1%
38,724	Movado Group, Inc.	1,280,603

Thrifts & Mortgage Finance – 2.1%
172,274	Axos Financial, Inc.*	6,711,795
738,029	Capitol Federal Financial, Inc.	6,037,077
164,032	Merchants Bancorp	3,928,567
189,166	TrustCo Bank Corp.	7,059,675
20,155	Waterstone Financial, Inc.	342,232

		24,079,346

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Tobacco – 0.0%
25,382	Vector Group Ltd.	$269,557

Trading Companies & Distributors – 1.6%
18,058	DXP Enterprises, Inc.*	516,639
42,467	H&E Equipment Services, Inc.	1,603,554
154,841	MRC Global, Inc.*	1,553,055
394,919	NOW, Inc.*	5,027,319
58,571	Rush Enterprises, Inc., Class A	2,922,107
68,012	Textainer Group Holdings Ltd. (China)	2,034,919
139,409	Titan Machinery, Inc.*	4,792,882

		18,450,475

Water Utilities – 0.2%
22,141	American States Water Co.	2,002,875

Wireless Telecommunication Services – 0.1%
74,924	Telephone and Data Systems, Inc.	1,273,708

TOTAL COMMON STOCKS
(Cost $1,089,369,918)		$1,111,736,653

Shares	Dividend Rate	Value

Investment Company – 0.9%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,790,127	3.066%	$9,790,127
(Cost $9,790,127)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,099,160,045)		$1,121,526,780

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
17,292,192	3.066%	$17,292,192
(Cost $17,292,192)

TOTAL INVESTMENTS – 99.6%
(Cost $1,116,452,237)		$1,138,818,972

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		4,955,004

NET ASSETS – 100.0%		$1,143,773,976

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	200	12/16/22	$17,544,019	$985,981

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 98.9%
Aerospace & Defense – 1.5%
42,928	Howmet Aerospace, Inc.	$1,526,090
27,783	Lockheed Martin Corp.	13,521,431

		15,047,521

Automobiles – 3.1%
324,503	General Motors Co.	12,736,743
78,570	Tesla, Inc.*	17,877,818

		30,614,561

Banks – 0.3%
6,732	BOK Financial Corp.	741,799
27,094	East West Bancorp, Inc.	1,939,118
3,190	JPMorgan Chase & Co.	401,557

		3,082,474

Beverages – 0.2%
10,817	PepsiCo, Inc.	1,964,151

Biotechnology – 4.5%
59,661	AbbVie, Inc.	8,734,370
9,378	Biogen, Inc.*	2,658,100
20,915	Exelixis, Inc.*	346,771
180,493	Gilead Sciences, Inc.	14,161,481
18,849	Horizon Therapeutics PLC*	1,174,670
44,936	Incyte Corp.*	3,340,542
41,879	Vertex Pharmaceuticals, Inc.*	13,066,248

		43,482,182

Building Products – 0.2%
8,213	Carrier Global Corp.	326,549
2,811	Lennox International, Inc.	656,565
7,975	Trane Technologies PLC	1,273,049

		2,256,163

Capital Markets – 4.0%
24,341	Ameriprise Financial, Inc.	7,524,290
246,149	Bank of New York Mellon Corp. (The)	10,365,334
64,743	CME Group, Inc.	11,219,962
3,009	MarketAxess Holdings, Inc.	734,316
33,096	Raymond James Financial, Inc.	3,909,962
76,953	Stifel Financial Corp.	4,761,082

		38,514,946

Chemicals – 3.4%
65,237	CF Industries Holdings, Inc.	6,932,084
6,312	Corteva, Inc.	412,426
2,702	International Flavors & Fragrances, Inc.	263,742
29,279	Linde PLC (United Kingdom)	8,706,111
194,996	Mosaic Co. (The)	10,481,035
29,139	Sherwin-Williams Co. (The)	6,557,149

		33,352,547

Commercial Services & Supplies – 0.8%
55,183	Republic Services, Inc.	7,318,369

Communications Equipment – 1.9%
21,577	Arista Networks, Inc.*	2,607,796
346,273	Cisco Systems, Inc.	15,731,183

		18,338,979

Common Stocks – (continued)
Construction Materials – 0.3%
4,949	Martin Marietta Materials, Inc.	1,662,765
5,980	Vulcan Materials Co.	978,926

		2,641,691

Consumer Finance – 2.2%
109,737	Capital One Financial Corp.	11,634,317
9,007	Discover Financial Services	940,871
251,716	Synchrony Financial	8,951,021

		21,526,209

Distributors – 1.3%
203,175	LKQ Corp.	11,304,657
3,103	Pool Corp.	944,026

		12,248,683

Diversified Financial Services – 2.8%
87,768	Berkshire Hathaway, Inc., Class B*	25,899,459
58,941	Equitable Holdings, Inc.	1,804,774

		27,704,233

Electrical Equipment – 1.4%
85,863	AMETEK, Inc.	11,132,997
24,632	Emerson Electric Co.	2,133,131

		13,266,128

Electronic Equipment, Instruments & Components – 1.2%
28,338	Teledyne Technologies, Inc.*	11,277,957

Energy Equipment & Services – 0.4%
86,070	Halliburton Co.	3,134,669
22,586	Schlumberger NV	1,175,150

		4,309,819

Entertainment – 0.2%
6,838	Netflix, Inc.*	1,995,875

Equity Real Estate Investment Trusts (REITs) – 5.7%
80,741	Camden Property Trust REIT	9,329,622
73,483	CubeSmart REIT	3,076,733
6,602	Extra Space Storage, Inc. REIT	1,171,459
10,741	First Industrial Realty Trust, Inc. REIT	511,594
175,430	Host Hotels & Resorts, Inc. REIT	3,312,118
44,876	Life Storage, Inc. REIT	4,963,734
65,737	Mid-America Apartment Communities, Inc. REIT	10,350,291
43,210	National Storage Affiliates Trust REIT	1,843,339
37,649	Public Storage REIT	11,661,778
34,118	SBA Communications Corp. REIT	9,208,448

		55,429,116

Food & Staples Retailing – 0.6%
10,726	Costco Wholesale Corp.	5,379,089

Food Products – 1.5%
45,969	Conagra Brands, Inc.	1,687,063
210,363	Mondelez International, Inc., Class A	12,933,117

		14,620,180

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Supplies – 3.2%
253,038	Boston Scientific Corp.*	$10,908,468
28,139	Intuitive Surgical, Inc.*	6,935,420
151,339	Medtronic PLC	13,217,948

		31,061,836

Health Care Providers & Services – 6.9%
142,292	Centene Corp.*	12,113,318
42,438	Cigna Corp.	13,710,020
27,442	Elevance Health, Inc.	15,004,462
23,009	Humana, Inc.	12,840,863
16,155	Molina Healthcare, Inc.*	5,797,383
9,905	UnitedHealth Group, Inc.	5,498,761
20,895	Universal Health Services, Inc., Class B	2,421,104

		67,385,911

Hotels, Restaurants & Leisure – 1.4%
3,164	Hyatt Hotels Corp., Class A*	298,080
65,295	Marriott International, Inc., Class A	10,454,383
35,104	Wyndham Hotels & Resorts, Inc.	2,665,447

		13,417,910

Household Durables – 0.1%
10,735	Garmin Ltd.	945,109

Household Products – 0.7%
58,009	Kimberly-Clark Corp.	7,219,800

Insurance – 2.8%
29,184	American Financial Group, Inc.	4,234,890
62,781	Chubb Ltd.	13,491,009
50,347	Lincoln National Corp.	2,712,193
11,725	Loews Corp.	668,559
32,992	Marsh & McLennan Cos., Inc.	5,327,878
2,947	Travelers Cos., Inc. (The)	543,604

		26,978,133

Interactive Media & Services – 3.1%
235,461	Alphabet, Inc., Class C*	22,288,738
86,955	Meta Platforms, Inc., Class A*	8,100,728

		30,389,466

Internet & Direct Marketing Retail – 2.6%
251,621	Amazon.com, Inc.*	25,776,055

IT Services – 3.0%
31,066	Accenture PLC, Class A	8,819,638
8,758	Gartner, Inc.*	2,644,215
19,890	Mastercard, Inc., Class A	6,527,500
3,904	Snowflake, Inc., Class A*	625,811
53,303	VeriSign, Inc.*	10,685,120

		29,302,284

Life Sciences Tools & Services – 1.8%
57,855	Avantor, Inc.*	1,166,936
1,872	Mettler-Toledo International, Inc.*	2,367,949
27,559	Thermo Fisher Scientific, Inc.	14,164,499

		17,699,384

Common Stocks – (continued)
Machinery – 1.0%
43,435	Otis Worldwide Corp.	3,068,248
16,296	PACCAR, Inc.	1,577,942
16,588	Parker-Hannifin Corp.	4,820,805

		9,466,995

Media – 1.1%
23,662	Charter Communications, Inc., Class A*	8,698,624
124,855	News Corp., Class A	2,106,304

		10,804,928

Multiline Retail – 0.1%
42,436	Macy’s, Inc.	884,791

Multi-Utilities – 0.0%
6,126	CMS Energy Corp.	349,488

Oil, Gas & Consumable Fuels – 3.6%
31,239	Antero Resources Corp.*	1,145,222
47,187	Devon Energy Corp.	3,649,915
13,287	EOG Resources, Inc.	1,813,941
26,688	Exxon Mobil Corp.	2,957,297
401,176	Kinder Morgan, Inc.	7,269,309
74,446	Marathon Oil Corp.	2,266,881
13,171	Marathon Petroleum Corp.	1,496,489
20,217	Ovintiv, Inc.	1,023,991
37,884	Pioneer Natural Resources Co.	9,713,836
30,236	Valero Energy Corp.	3,796,130

		35,133,011

Pharmaceuticals – 2.2%
18,048	Johnson & Johnson	3,139,810
385,712	Pfizer, Inc.	17,954,894

		21,094,704

Road & Rail – 3.1%
410,645	CSX Corp.	11,933,344
94,911	Knight-Swift Transportation Holdings, Inc.	4,558,575
2,208	Norfolk Southern Corp.	503,579
67,667	Union Pacific Corp.	13,339,872

		30,335,370

Semiconductors & Semiconductor Equipment – 3.2%
60,512	Applied Materials, Inc.	5,342,604
33,249	Broadcom, Inc.	15,631,020
7,094	Lam Research Corp.	2,871,509
7,625	Monolithic Power Systems, Inc.	2,588,306
9,669	NVIDIA Corp.	1,305,025
20,633	NXP Semiconductors NV (China)	3,014,069

		30,752,533

Software – 10.9%
36,413	Adobe, Inc.*	11,597,541
121,909	Fortinet, Inc.*	6,968,318
31,669	Intuit, Inc.	13,538,498
180,508	Microsoft Corp.	41,901,322
20,140	NCR Corp.*	428,176

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares			Description		Value

Common Stocks – (continued)
Software – (continued)
	55,038		Palo Alto Networks, Inc.*		$9,443,970
	18,132		Paycom Software, Inc.*		6,273,672
	12,710		Roper Technologies, Inc.		5,268,803
	26,294		ServiceNow, Inc.*		11,062,938

					106,483,238

Specialty Retail – 1.6%
	19,608		AutoNation, Inc.*		2,084,526
	4,750		AutoZone, Inc.*		12,031,180
	3,870		Ulta Beauty, Inc.*		1,622,962

					15,738,668

Technology Hardware, Storage & Peripherals – 6.7%
	383,178		Apple, Inc.		58,756,514
	357,852		Hewlett Packard Enterprise Co.		5,106,548
	38,146		Pure Storage, Inc., Class A*		1,177,186

					65,040,248

Thrifts & Mortgage Finance – 0.3%
	353,632		New York Community Bancorp, Inc.(a)		3,292,314

Tobacco – 1.9%
	264,148		Altria Group, Inc.		12,222,128
	70,395		Philip Morris International, Inc.		6,465,781

					18,687,909

Trading Companies & Distributors – 0.1%
	15,983		Fastenal Co.		772,458

	TOTAL COMMON STOCKS
	(Cost $827,648,418)				$963,383,416

	TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
	(Cost $827,648,418)				$963,383,416

Shares		Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.2%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,370,250		3.066%		$2,370,250
(Cost $2,370,250)

TOTAL INVESTMENTS – 99.1%
(Cost $830,018,668)				$965,753,666

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%				8,150,608

NET ASSETS – 100.0%				$973,904,274

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini S&P 500 Index	1	12/16/22	$185,929	$8,221

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2022

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $705,347,523, $354,743,474 and $429,032,219, respectively)(a)	$977,427,447	$367,079,586	$439,383,274
Investments in affiliated issuers, at value (cost $—, $— and $4,438,548, respectively)	—	—	4,438,548
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,352,200	3,903,738	4,780,349
Cash	9,867,680	3,689,011	10,521,628
Receivables:
Fund shares sold	5,756,627	288,213	780,083
Dividends	288,898	183,652	144,222
Reimbursement from investment adviser	52,753	46,625	45,780
Due from broker	—	—	518,280
Investments sold	—	10,454,905	9,055,303
Securities lending income	—	367	13,805
Variation margin on futures contracts	—	—	5,800
Other assets	123,263	19,662	51,360
Total assets	995,868,868	385,665,759	469,738,432

Liabilities:
Payables:
Payable upon return of securities loaned	2,352,200	3,903,738	4,780,349
Fund shares redeemed	1,540,076	384,317	689,236
Management fees	421,630	154,753	274,737
Distribution and Service fees and Transfer Agency fees	149,859	46,420	24,994
Investments purchased	—	10,118,182	11,972,193
Accrued expenses	461,138	189,509	243,890
Total liabilities	4,924,903	14,796,919	17,985,399

Net Assets:
Paid-in capital	587,690,557	355,653,651	479,329,457
Total distributable earnings (loss)	403,253,408	15,215,189	(27,576,424)
NET ASSETS	$990,943,965	$370,868,840	$451,753,033
Net Assets:
Class A	$211,454,221	$55,886,520	$33,325,122
Class C	26,259,637	8,955,383	5,092,825
Institutional	295,292,376	93,153,727	144,711,518
Service	19,093,112	3,755,696	2,357,265
Investor	137,644,576	74,490,169	30,746,422
Class R6	225,066,845	82,457,273	83,140,426
Class R	22,665,781	4,764,404	12,023,325
Class P	53,467,417	47,405,668	140,356,130
Total Net Assets	$990,943,965	$370,868,840	$451,753,033
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,391,524	2,595,650	1,535,542
Class C	1,336,433	420,575	301,518
Institutional	10,967,656	4,333,892	6,267,849
Service	782,018	173,413	111,584
Investor	5,571,652	3,476,269	1,422,142
Class R6	8,367,785	3,836,474	3,599,746
Class R	948,021	223,168	576,382
Class P	1,989,502	2,206,996	6,079,248
Net asset value, offering and redemption price per share:(b)
Class A	$25.20	$21.53	$21.70
Class C	19.65	21.29	16.89
Institutional	26.92	21.49	23.09
Service	24.42	21.66	21.13
Investor	24.70	21.43	21.62
Class R6	26.90	21.49	23.10
Class R	23.91	21.35	20.86
Class P	26.87	21.48	23.09

(a)	Includes loaned securities having a market value of $2,305,156, $3,826,021 and $4,492,752, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $26.67, $22.78 and $22.96. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2022

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $121,296,256, $1,089,369,918 and $827,648,418, respectively)(a)	$126,679,980	$1,111,736,653	$963,383,416
Investments in affiliated issuers, at value (cost $391,747, $9,790,127 and $—, respectively)	391,747	9,790,127	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,362,893	17,292,192	2,370,250
Cash	2,055,693	17,195,145	12,681,102
Receivables:
Investments sold	2,538,782	25,287,014	25,648,979
Fund shares sold	76,984	953,698	303,579
Reimbursement from investment adviser	45,537	107,931	61,173
Dividends	23,962	380,546	502,883
Securities lending income	7,103	47,139	—
Due from broker	—	1,220,023	21,000
Variation margin on futures contracts	980	14,000	—
Other assets	32,200	102,414	61,162
Total assets	133,215,861	1,184,126,882	1,005,033,544

Liabilities:
Variation margin on futures contracts	—	—	1,413
Payables:
Investments purchased	2,515,439	20,289,435	26,971,050
Payable upon return of securities loaned	1,362,893	17,292,192	2,370,250
Fund shares redeemed	198,002	1,580,855	856,386
Management fees	82,530	714,624	410,007
Distribution and Service fees and Transfer Agency fees	21,956	114,571	147,940
Accrued expenses	645,208	361,229	372,224
Total liabilities	4,826,028	40,352,906	31,129,270

Net Assets:
Paid-in capital	153,600,946	1,108,275,073	867,724,355
Total distributable earnings (loss)	(25,211,113)	35,498,903	106,179,919
NET ASSETS	$128,389,833	$1,143,773,976	$973,904,274
Net Assets:
Class A	$32,695,332	$119,952,973	$288,768,632
Class C	4,687,170	4,536,212	14,311,493
Institutional	43,621,323	347,239,223	253,657,300
Service	—	—	4,780,757
Investor	20,880,270	336,969,417	87,159,172
Class R6	17,369,595	273,667,251	17,986,941
Class R	3,862,618	18,475,527	17,487,589
Class P	5,273,525	42,933,373	289,752,390
Total Net Assets	$128,389,833	$1,143,773,976	$973,904,274
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,739,444	3,485,202	5,967,101
Class C	241,679	242,095	349,597
Institutional	2,235,999	6,664,177	5,003,011
Service	—	—	99,584
Investor	1,570,825	9,851,921	1,832,736
Class R6	888,710	5,253,162	355,179
Class R	380,318	556,520	371,528
Class P	269,850	824,178	5,720,969
Net asset value, offering and redemption price per share:(b)
Class A	$11.94	$34.42	$48.39
Class C	19.39	18.74	40.94
Institutional	19.51	52.11	50.70
Service	—	—	48.01
Investor	13.29	34.20	47.56
Class R6	19.54	52.10	50.64
Class R	10.16	33.20	47.07
Class P	19.54	52.09	50.65

(a)	Includes loaned securities having a market value of $1,342,294, $16,354,881 and $2,322,845, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $12.63, $36.42 and $51.21. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $2,562 and $16,999, respectively)	$13,415,445	$7,892,443	$6,850,941

Securities lending income — affiliated issuer	16,257	9,422	171,803

Dividends — affiliated issuers	11,278	2,012	11,911

Total investment income	13,442,980	7,903,877	7,034,655

Expenses:

Management fees	6,328,236	2,069,912	3,931,708

Distribution and/or Service (12b-1) fees(a)	1,095,091	263,600	211,500

Transfer Agency fees(a)	1,082,330	336,314	293,577

Custody, accounting and administrative services	145,988	59,634	80,514

Registration fees	136,776	109,459	108,996

Professional fees	105,886	104,344	108,406

Service fees — Class C	87,914	23,707	15,014

Shareholder Administration fees — Service Shares	57,138	14,561	6,620

Printing and mailing costs	42,365	16,018	21,219

Trustee fees	29,132	26,850	27,211

Other	22,874	17,469	26,009

Total expenses	9,133,730	3,041,868	4,830,774

Less — expense reductions	(435,636)	(318,536)	(355,602)

Net expenses	8,698,094	2,723,332	4,475,172

NET INVESTMENT INCOME	4,744,886	5,180,545	2,559,483

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	134,431,343	3,437,302	(38,426,145)

Futures contracts	(789,161)	212,506	847,745

Foreign currency transactions	65	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(473,948,015)	(31,516,580)	(61,424,716)

Futures contracts	—	—	(135,160)

Foreign currency translations	(143)	—	—

Net realized and unrealized loss	(340,305,911)	(27,866,772)	(99,138,276)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(335,561,025)	$(22,686,227)	$(96,578,793)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Large Cap Growth Insights Fund	$645,524	$263,741	$57,138	$128,688	$413,140	$56,265	$160,901	$9,142	$311,135	$70,969	$41,181	$19,597
Large Cap Value Insights Fund	152,390	71,122	14,561	25,527	97,531	15,173	42,189	2,330	132,379	24,021	8,169	14,522
Small Cap Equity Insights Fund	92,813	45,042	6,620	67,025	59,401	9,609	70,694	1,059	67,326	26,859	21,448	37,181

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2022

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $5,725, $38,758 and $58, respectively)	$1,734,047	$21,984,760	$16,522,490

Securities lending income — affiliated issuer	111,358	462,896	8,253

Dividends — affiliated issuers	3,408	82,009	33,699

Total investment income	1,848,813	22,529,665	16,564,442

Expenses:

Management fees	1,699,063	9,271,393	5,516,284

Transfer Agency fees(a)	182,501	1,019,493	958,594

Distribution and Service (12b-1) fees(a)	171,907	492,955	1,038,983

Registration fees	116,175	186,898	144,896

Professional fees	106,337	114,034	106,156

Custody, accounting and administrative services	79,122	164,492	124,071

Printing and mailing costs	31,174	79,529	26,568

Trustee fees	26,669	24,895	28,769

Service fees — Class C	15,481	14,561	54,523

Shareholder Administration fees — Service Shares	—	—	13,499

Other	12,093	39,273	13,658

Total expenses	2,440,522	11,407,523	8,026,001

Less — expense reductions	(363,554)	(569,225)	(405,495)

Net expenses	2,076,968	10,838,298	7,620,506

NET INVESTMENT INCOME (LOSS)	(228,155)	11,691,367	8,943,936

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(25,378,427)	11,456,999	(28,165,918)

Futures contracts	338,906	(265,835)	(1,508,869)

Foreign currency transactions	—	—	41

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(53,130,064)	(139,528,843)	(145,049,622)

Futures contracts	78,893	655,819	8,221

Foreign currency translations	—	—	(110)

Net realized and unrealized loss	(78,090,692)	(127,681,860)	(174,716,257)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(78,318,847)	$(115,990,493)	$(165,772,321)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Small Cap Growth Insights Fund	$102,225	$46,443	$23,239	$65,424	$9,908	$29,313	$—	$54,410	$13,789	$7,436	$2,221
Small Cap Value Insights Fund	345,178	43,683	104,094	220,916	9,319	141,831	—	519,665	82,158	33,310	12,294
U.S. Equity Insights Fund	818,815	123,070	97,098	524,047	26,255	113,271	2,160	168,311	5,457	31,072	88,021

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$4,744,886	$670,404	$5,180,545	$4,444,971

Net realized gain	133,642,247	505,708,986	3,649,808	93,826,050

Net change in unrealized gain (loss)	(473,948,158)	180,816,034	(31,516,580)	36,195,508

Net increase (decrease) in net assets resulting from operations	(335,561,025)	687,195,424	(22,686,227)	134,466,529

Distributions to shareholders:

From distributable earnings:

Class A Shares	(104,931,005)	(27,425,346)	(10,180,511)	(676,736)

Class C Shares	(17,126,354)	(4,743,046)	(1,631,216)	(44,821)

Institutional Shares	(158,129,393)	(73,425,541)	(18,555,690)	(1,641,866)

Service Shares	(10,860,025)	(4,697,947)	(1,087,463)	(64,814)

Investor Shares	(84,678,086)	(31,566,895)	(14,726,644)	(1,222,900)

Class R6 Shares	(89,995,214)	(34,402,556)	(13,318,839)	(1,203,585)

Class R Shares	(9,787,214)	(2,831,396)	(861,348)	(54,226)

Class P Shares	(23,693,905)	(5,886,489)	(7,778,305)	(619,341)

Total distributions to shareholders	(499,201,196)	(184,979,216)	(68,140,016)	(5,528,289)

From share transactions:

Proceeds from sales of shares	368,771,652	364,468,504	111,770,968	79,433,361

Reinvestment of distributions	419,949,153	164,888,599	64,404,245	5,295,179

Cost of shares redeemed	(949,098,248)	(931,130,685)	(131,251,860)	(117,460,596)

Net increase (decrease) in net assets resulting from share transactions	(160,377,443)	(401,773,582)	44,923,353	(32,732,056)

TOTAL INCREASE (DECREASE)	(995,139,664)	100,442,626	(45,902,890)	96,206,184

Net assets:

Beginning of year	1,986,083,629	1,885,641,003	416,771,730	320,565,546

End of year	$990,943,965	$1,986,083,629	$370,868,840	$416,771,730

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income (loss)	$2,559,483	$1,126,927	$(228,155)	$(2,442,927)

Net realized gain (loss)	(37,578,400)	159,963,606	(25,039,521)	356,301,385

Net change in unrealized gain (loss)	(61,559,876)	86,727,159	(53,051,171)	18,542,494

Net increase (decrease) in net assets resulting from operations	(96,578,793)	247,817,692	(78,318,847)	372,400,952

Distributions to shareholders:

From distributable earnings:

Class A Shares	(10,704,326)	(72,203)	(48,790,883)	(2,093,905)

Class C Shares	(2,167,796)	—	(12,321,505)	(366,093)

Institutional Shares	(49,102,288)	(946,817)	(75,809,056)	(6,793,298)

Service Shares	(861,999)	(5,076)	—	—

Investor Shares	(14,260,306)	(295,176)	(35,980,460)	(18,616,142)

Class R6 Shares	(23,794,917)	(765,740)	(46,540,269)	(7,408,415)

Class R Shares	(3,915,484)	(3,581)	(4,303,299)	(351,853)

Class P Shares	(34,137,536)	(568,617)	(5,274,692)	(361,013)

Total distributions to shareholders	(138,944,652)	(2,657,210)	(229,020,164)	(35,990,719)

From share transactions:

Proceeds from sales of shares	195,372,500	189,597,209	77,704,590	247,305,099

Reinvestment of distributions	137,848,944	2,591,640	224,260,058	34,839,289

Cost of shares redeemed	(255,549,233)	(372,114,225)	(277,436,092)	(1,188,950,492)

Net increase (decrease) in net assets resulting from share transactions	77,672,211	(179,925,376)	24,528,556	(906,806,104)

TOTAL INCREASE (DECREASE)	(157,851,234)	65,235,106	(282,810,455)	(570,395,871)

Net assets:

Beginning of year	609,604,267	544,369,161	411,200,288	981,596,159

End of year	$451,753,033	$609,604,267	$128,389,833	$411,200,288

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$11,691,367	$8,699,106	$8,943,936	$5,827,946

Net realized gain (loss)	11,191,164	303,869,950	(29,674,746)	259,553,956

Net change in unrealized gain (loss)	(138,873,024)	189,427,785	(145,041,511)	115,297,206

Net increase (decrease) in net assets resulting from operations	(115,990,493)	501,996,841	(165,772,321)	380,679,108

Distributions to shareholders:

From distributable earnings:

Class A Shares	(43,779,967)	(785,368)	(82,471,108)	(13,719,487)

Class C Shares	(2,978,431)	(24,825)	(4,771,581)	(762,606)

Institutional Shares	(80,217,562)	(1,852,902)	(68,876,505)	(12,408,988)

Service Shares	—	—	(1,361,000)	(254,428)

Investor Shares	(88,616,425)	(2,781,222)	(29,215,058)	(4,441,328)

Class R6 Shares	(65,637,668)	(1,592,174)	(3,966,077)	(431,144)

Class R Shares	(6,680,785)	(118,456)	(4,945,801)	(1,852,525)

Class P Shares	(9,546,149)	(273,740)	(65,314,484)	(12,331,032)

Total distributions to shareholders	(297,456,987)	(7,428,687)	(260,921,614)	(46,201,538)

From share transactions:

Proceeds from sales of shares	558,160,960	449,592,114	300,568,482	138,787,492

Reinvestment of distributions	292,056,096	7,237,135	255,838,078	45,365,118

Cost of shares redeemed	(572,442,069)	(440,679,567)	(378,288,855)	(252,334,903)

Net increase (decrease) in net assets resulting from share transactions	277,774,987	16,149,682	178,117,705	(68,182,293)

TOTAL INCREASE (DECREASE)	(135,672,493)	510,717,836	(248,576,230)	266,295,277

Net assets:

Beginning of year	1,279,446,469	768,728,633	1,222,480,504	956,185,227

End of year	$1,143,773,976	$1,279,446,469	$973,904,274	$1,222,480,504

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$48.76		$37.63	$31.54	$31.05	$30.36

Net investment income (loss)(a)	0.03	(b)	(0.09)	— (c)	0.10	0.10

Net realized and unrealized gain (loss)	(8.25)		15.02	7.31	3.00	1.96

Total from investment operations	(8.22)		14.93	7.31	3.10	2.06

Distributions to shareholders from net investment income	—		—	(0.10)	(0.09)	(0.08)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.34)		(3.80)	(1.22)	(2.61)	(1.37)

Net asset value, end of year	$25.20		$48.76	$37.63	$31.54	$31.05

Total Return(d)	(24.27)%		42.69%	23.84%	11.28%	6.95%

Net assets, end of year (in 000’s)	$211,454		$336,453	$286,777	$301,506	$317,418

Ratio of net expenses to average net assets	0.92%		0.91%	0.92%	0.93%	0.92%

Ratio of total expenses to average net assets	0.96%		0.94%	0.95%	0.97%	0.95%

Ratio of net investment income (loss) to average net assets	0.10	%(b)	(0.21)%	(0.01)%	0.33%	0.32%

Portfolio turnover rate(e)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$41.64		$32.87	$27.79	$27.78	$27.42

Net investment loss(a)	(0.15	)(b)	(0.35)	(0.23)	(0.10)	(0.12)

Net realized and unrealized gain (loss)	(6.50)		12.92	6.43	2.63	1.77

Total from investment operations	(6.65)		12.57	6.20	2.53	1.65

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Net asset value, end of year	$19.65		$41.64	$32.87	$27.79	$27.78

Total Return(c)	(24.84)%		41.59%	22.97%	10.42%	6.18%

Net assets, end of year (in 000’s)	$26,260		$47,078	$41,838	$42,004	$56,046

Ratio of net expenses to average net assets	1.67%		1.66%	1.67%	1.68%	1.67%

Ratio of total expenses to average net assets	1.71%		1.69%	1.70%	1.72%	1.70%

Ratio of net investment loss to average net assets	(0.64	)%(b)	(0.96)%	(0.76)%	(0.40)%	(0.42)%

Portfolio turnover rate(d)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$50.98		$39.16	$32.77	$32.17	$31.39

Net investment income(a)	0.21	(b)	0.07	0.13	0.23	0.23

Net realized and unrealized gain (loss)	(8.85)		15.66	7.61	3.09	2.02

Total from investment operations	(8.64)		15.73	7.74	3.32	2.25

Distributions to shareholders from net investment income	(0.08)		(0.11)	(0.23)	(0.20)	(0.18)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.42)		(3.91)	(1.35)	(2.72)	(1.47)

Net asset value, end of year	$26.92		$50.98	$39.16	$32.77	$32.17

Total Return(c)	(24.00)%		43.18%	24.33%	11.70%	7.38%

Net assets, end of year (in 000’s)	$295,292		$893,602	$741,893	$760,316	$806,091

Ratio of net expenses to average net assets	0.55%		0.54%	0.54%	0.54%	0.53%

Ratio of total expenses to average net assets	0.59%		0.57%	0.58%	0.58%	0.56%

Ratio of net investment income to average net assets	0.64	%(b)	0.16%	0.36%	0.72%	0.71%

Portfolio turnover rate(d)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.77		$36.98	$31.02	$30.53	$29.94

Net investment income (loss)(a)	—	(b)(c)	(0.14)	(0.05)	0.07	0.07

Net realized and unrealized gain (loss)	(8.01)		14.73	7.20	2.95	1.92

Total from investment operations	(8.01)		14.59	7.15	3.02	1.99

Distributions to shareholders from net investment income	—		—	(0.07)	(0.01)	(0.11)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.34)		(3.80)	(1.19)	(2.53)	(1.40)

Net asset value, end of year	$24.42		$47.77	$36.98	$31.02	$30.53

Total Return(d)	(24.36)%		42.50%	23.68%	11.15%	6.82%

Net assets, end of year (in 000’s)	$19,093		$34,280	$47,346	$50,445	$53,347

Ratio of net expenses to average net assets	1.05%		1.04%	1.04%	1.04%	1.03%

Ratio of total expenses to average net assets	1.09%		1.07%	1.08%	1.08%	1.06%

Ratio of net investment income (loss) to average net assets	0.01	%(b)	(0.34)%	(0.13)%	0.22%	0.21%

Portfolio turnover rate(e)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$48.07		$37.12	$31.13	$30.69	$30.03

Net investment income(a)	0.11	(b)	0.02	0.09	0.17	0.18

Net realized and unrealized gain (loss)	(8.09)		14.80	7.21	2.95	1.93

Total from investment operations	(7.98)		14.82	7.30	3.12	2.11

Distributions to shareholders from net investment income	(0.05)		(0.07)	(0.19)	(0.16)	(0.16)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.39)		(3.87)	(1.31)	(2.68)	(1.45)

Net asset value, end of year	$24.70		$48.07	$37.12	$31.13	$30.69

Total Return(c)	(24.10)%		43.03%	24.17%	11.56%	7.23%

Net assets, end of year (in 000’s)	$137,645		$271,096	$308,107	$401,677	$415,757

Ratio of net expenses to average net assets	0.67%		0.66%	0.67%	0.68%	0.67%

Ratio of total expenses to average net assets	0.71%		0.69%	0.70%	0.72%	0.70%

Ratio of net investment income to average net assets	0.36	%(b)	0.04%	0.26%	0.58%	0.56%

Portfolio turnover rate(d)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$50.95		$39.14	$32.75	$32.15	$31.38

Net investment income(a)	0.15	(b)	0.08	0.13	0.23	0.24

Net realized and unrealized gain (loss)	(8.76)		15.65	7.61	3.10	2.01

Total from investment operations	(8.61)		15.73	7.74	3.33	2.25

Distributions to shareholders from net investment income	(0.10)		(0.12)	(0.23)	(0.21)	(0.19)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.44)		(3.92)	(1.35)	(2.73)	(1.48)

Net asset value, end of year	$26.90		$50.95	$39.14	$32.75	$32.15

Total Return(c)	(23.97)%		43.19%	24.36%	11.72%	7.37%

Net assets, end of year (in 000’s)	$225,067		$295,157	$373,079	$313,461	$344,129

Ratio of net expenses to average net assets	0.54%		0.53%	0.53%	0.53%	0.52%

Ratio of total expenses to average net assets	0.58%		0.56%	0.57%	0.57%	0.55%

Ratio of net investment income to average net assets	0.48	%(b)	0.17%	0.36%	0.75%	0.71%

Portfolio turnover rate(d)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.14		$36.58	$30.73	$30.30	$29.67

Net investment income (loss)(a)	(0.05	)(b)	(0.19)	(0.08)	0.02	0.02

Net realized and unrealized gain (loss)	(7.84)		14.55	7.12	2.93	1.92

Total from investment operations	(7.89)		14.36	7.04	2.95	1.94

Distributions to shareholders from net investment income	—		—	(0.07)	—	(0.02)

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	(1.29)

Total distributions	(15.34)		(3.80)	(1.19)	(2.52)	(1.31)

Net asset value, end of year	$23.91		$47.14	$36.58	$30.73	$30.30

Total Return(c)	(24.46)%		42.33%	23.55%	10.98%	6.69%

Net assets, end of year (in 000’s)	$22,666		$30,111	$27,314	$34,397	$25,893

Ratio of net expenses to average net assets	1.17%		1.16%	1.17%	1.18%	1.17%

Ratio of total expenses to average net assets	1.21%		1.19%	1.20%	1.22%	1.20%

Ratio of net investment income (loss) to average net assets	(0.17	)%(b)	(0.46)%	(0.25)%	0.05%	0.08%

Portfolio turnover rate(d)	200%		214%	218%	192%	188%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2018(a)
	2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$50.93		$39.12	$32.74	$32.15	$32.07

Net investment income(b)	0.15	(b)	0.07	0.13	0.22	0.12

Net realized and unrealized gain (loss)	(8.78)		15.66	7.61	3.10	(0.04)

Total from investment operations	(8.63)		15.73	7.74	3.32	0.08

Distributions to shareholders from net investment income	(0.09)		(0.12)	(0.24)	(0.21)	—

Distributions to shareholders from net realized gains	(15.34)		(3.80)	(1.12)	(2.52)	—

Total distributions(c)	(15.43)		(3.92)	(1.36)	(2.73)	—

Net asset value, end of period	$26.87		$50.93	$39.12	$32.74	$32.15

Total Return(d)	(24.00)%		43.21%	24.34%	11.71%	0.25%

Net assets, end of period (in 000’s)	$53,467		$78,307	$59,286	$49,099	$39,938

Ratio of net expenses to average net assets	0.54%		0.53%	0.53%	0.53%	0.52	%(e)

Ratio of total expenses to average net assets	0.58%		0.56%	0.57%	0.57%	0.56	%(e)

Ratio of net investment income to average net assets	0.47	%(b)	0.17%	0.36%	0.71%	0.66	%(e)

Portfolio turnover rate(f)	200%		214%	218%	192%	188%

(a)	Commenced operations on April 16, 2018.
(b)	Reflects income recognized from special dividends which amounted to $0.10 per share and 0.32% of average net assets.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.15		$19.23		$21.27	$21.59	$21.01

Net investment income(a)	0.24	(b)	0.22	(c)	0.25	0.28	0.25

Net realized and unrealized gain (loss)	(1.47)		7.98		(2.03)	0.75	0.56

Total from investment operations	(1.23)		8.20		(1.78)	1.03	0.81

Distributions to shareholders from net investment income	(0.24)		(0.28)		(0.26)	(0.29)	(0.23)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.39)		(0.28)		(0.26)	(1.35)	(0.23)

Net asset value, end of year	$21.53		$27.15		$19.23	$21.27	$21.59

Total Return(d)	(5.42)%		42.87%		(8.34)%	5.30%	3.82%

Net assets, end of year (in 000’s)	$55,887		$62,575		$47,125	$65,556	$62,349

Ratio of net expenses to average net assets	0.93%		0.93%		0.94%	0.95%	0.95%

Ratio of total expenses to average net assets	1.01%		1.03%		1.05%	1.07%	1.03%

Ratio of net investment income to average net assets	1.04	%(b)	0.87	%(c)	1.26%	1.36%	1.13%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$26.90		$19.05		$21.06	$21.39	$20.82

Net investment income(a)	0.07	(b)	0.04	(c)	0.10	0.12	0.08

Net realized and unrealized gain (loss)	(1.46)		7.91		(2.01)	0.75	0.55

Total from investment operations	(1.39)		7.95		(1.91)	0.87	0.63

Distributions to shareholders from net investment income	(0.07)		(0.10)		(0.10)	(0.14)	(0.06)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.22)		(0.10)		(0.10)	(1.20)	(0.06)

Net asset value, end of year	$21.29		$26.90		$19.05	$21.06	$21.39

Total Return(d)	(6.14)%		41.85%		(9.02)%	4.53%	3.00%

Net assets, end of year (in 000’s)	$8,955		$10,713		$8,773	$12,694	$10,058

Ratio of net expenses to average net assets	1.68%		1.68%		1.69%	1.70%	1.70%

Ratio of total expenses to average net assets	1.76%		1.78%		1.80%	1.82%	1.78%

Ratio of net investment income to average net assets	0.32	%(b)	0.16	%(c)	0.52%	0.61%	0.37%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.11		$19.20		$21.24	$21.57	$20.99

Net investment income(a)	0.32	(b)	0.31	(c)	0.33	0.36	0.33

Net realized and unrealized gain (loss)	(1.47)		7.97		(2.04)	0.74	0.56

Total from investment operations	(1.15)		8.28		(1.71)	1.10	0.89

Distributions to shareholders from net investment income	(0.32)		(0.37)		(0.33)	(0.37)	(0.31)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.47)		(0.37)		(0.33)	(1.43)	(0.31)

Net asset value, end of year	$21.49		$27.11		$19.20	$21.24	$21.57

Total Return(d)	(5.08)%		43.40%		(7.98)%	5.68%	4.22%

Net assets, end of year (in 000’s)	$93,154		$114,706		$88,472	$120,417	$122,587

Ratio of net expenses to average net assets	0.56%		0.56%		0.56%	0.57%	0.56%

Ratio of total expenses to average net assets	0.64%		0.66%		0.67%	0.68%	0.64%

Ratio of net investment income to average net assets	1.43	%(b)	1.26	%(c)	1.64%	1.74%	1.52%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.28		$19.32		$21.36	$21.67	$21.09

Net investment income(a)	0.21	(b)	0.19	(c)	0.23	0.27	0.22

Net realized and unrealized gain (loss)	(1.48)		8.02		(2.04)	0.75	0.56

Total from investment operations	(1.27)		8.21		(1.81)	1.02	0.78

Distributions to shareholders from net investment income	(0.20)		(0.25)		(0.23)	(0.27)	(0.20)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.35)		(0.25)		(0.23)	(1.33)	(0.20)

Net asset value, end of year	$21.66		$27.28		$19.32	$21.36	$21.67

Total Return(d)	(5.55)%		42.68%		(8.44)%	5.19%	3.70%

Net assets, end of year (in 000’s)	$3,756		$6,769		$5,230	$7,554	$10,199

Ratio of net expenses to average net assets	1.06%		1.06%		1.06%	1.07%	1.06%

Ratio of total expenses to average net assets	1.14%		1.16%		1.17%	1.18%	1.14%

Ratio of net investment income to average net assets	0.93	%(b)	0.76	%(c)	1.13%	1.28%	1.00%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.04		$19.15		$21.18	$21.51	$20.94

Net investment income(a)	0.30	(b)	0.28	(c)	0.31	0.32	0.29

Net realized and unrealized gain (loss)	(1.47)		7.95		(2.03)	0.76	0.57

Total from investment operations	(1.17)		8.23		(1.72)	1.08	0.86

Distributions to shareholders from net investment income	(0.29)		(0.34)		(0.31)	(0.35)	(0.29)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.44)		(0.34)		(0.31)	(1.41)	(0.29)

Net asset value, end of year	$21.43		$27.04		$19.15	$21.18	$21.51

Total Return(d)	(5.17)%		43.24%		(8.09)%	5.55%	4.07%

Net assets, end of year (in 000’s)	$74,490		$91,133		$70,302	$134,069	$84,895

Ratio of net expenses to average net assets	0.68%		0.68%		0.69%	0.70%	0.70%

Ratio of total expenses to average net assets	0.76%		0.78%		0.80%	0.82%	0.78%

Ratio of net investment income to average net assets	1.31	%(b)	1.13	%(c)	1.54%	1.58%	1.33%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.11		$19.20		$21.24	$21.56	$20.99

Net investment income(a)	0.32	(b)	0.31	(c)	0.32	0.40	0.33

Net realized and unrealized gain (loss)	(1.47)		7.98		(2.02)	0.72	0.55

Total from investment operations	(1.15)		8.29		(1.70)	1.12	0.88

Distributions to shareholders from net investment income	(0.32)		(0.38)		(0.34)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.47)		(0.38)		(0.34)	(1.44)	(0.31)

Net asset value, end of year	$21.49		$27.11		$19.20	$21.24	$21.56

Total Return(d)	(5.07)%		43.42%		(7.97)%	5.73%	4.19%

Net assets, end of year (in 000’s)	$82,457		$79,348		$65,692	$73,981	$149,225

Ratio of net expenses to average net assets	0.55%		0.55%		0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.63%		0.65%		0.66%	0.66%	0.62%

Ratio of net investment income to average net assets	1.43	%(b)	1.26	%(c)	1.63%	1.84%	1.47%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021		2020	2019	2018
Per Share Data

Net asset value, beginning of year	$26.96		$19.09		$21.12	$21.45	$20.88

Net investment income(a)	0.18	(b)	0.16	(c)	0.19	0.23	0.19

Net realized and unrealized gain (loss)	(1.46)		7.93		(2.01)	0.74	0.56

Total from investment operations	(1.28)		8.09		(1.82)	0.97	0.75

Distributions to shareholders from net investment income	(0.18)		(0.22)		(0.21)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.33)		(0.22)		(0.21)	(1.30)	(0.18)

Net asset value, end of year	$21.35		$26.96		$19.09	$21.12	$21.45

Total Return(d)	(5.66)%		42.57%		(8.58)%	5.01%	3.56%

Net assets, end of year (in 000’s)	$4,764		$5,450		$4,885	$5,189	$5,651

Ratio of net expenses to average net assets	1.18%		1.18%		1.19%	1.20%	1.20%

Ratio of total expenses to average net assets	1.26%		1.28%		1.30%	1.32%	1.28%

Ratio of net investment income to average net assets	0.81	%(b)	0.64	%(c)	0.99%	1.12%	0.88%

Portfolio turnover rate(e)	209%		215%		212%	225%	202%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,						Period Ended October 31, 2018(a)
	2022		2021		2020	2019
Per Share Data

Net asset value, beginning of period	$27.10		$19.19		$21.23	$21.55	$21.87

Net investment income(b)	0.32	(c)	0.30	(d)	0.32	0.36	0.17

Net realized and unrealized gain (loss)	(1.47)		7.99		(2.02)	0.76	(0.33)

Total from investment operations	(1.15)		8.29		(1.70)	1.12	(0.16)

Distributions to shareholders from net investment income	(0.32)		(0.38)		(0.34)	(0.38)	(0.16)

Distributions to shareholders from net realized gains	(4.15)		—		—	(1.06)	—

Total distributions	(4.47)		(0.38)		(0.34)	(1.44)	(0.16)

Net asset value, end of period	$21.48		$27.10		$19.19	$21.23	$21.55

Total Return(e)	(5.07)%		43.44%		(7.97)%	5.74%	(0.77)%

Net assets, end of period (in 000’s)	$47,406		$46,078		$30,086	$33,601	$27,967

Ratio of net expenses to average net assets	0.55%		0.55%		0.55%	0.56%	0.55	%(f)

Ratio of total expenses to average net assets	0.63%		0.65%		0.66%	0.67%	0.65	%(f)

Ratio of net investment income to average net assets	1.42	%(c)	1.23	%(d)	1.63%	1.75%	1.38	%(f)

Portfolio turnover rate(g)	209%		215%		212%	225%	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.24% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.09% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.35		$22.96	$25.62	$25.74	$24.77

Net investment income (loss)(a)	0.05	(b)	(0.04)	(0.01)	0.05	0.01	(c)

Net realized and unrealized gain (loss)	(5.10)		12.48	(2.60)	1.23	0.96

Total from investment operations	(5.05)		12.44	(2.61)	1.28	0.97

Distributions to shareholders from net investment income	—		(0.05)	(0.05)	—	—

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.05)	(0.05)	(1.40)	—

Net asset value, end of year	$21.70		$35.35	$22.96	$25.62	$25.74

Total Return(d)	(17.64)%		54.23%	(10.18)%	5.64%	3.92%

Net assets, end of year (in 000’s)	$33,325		$44,195	$34,071	$53,503	$55,472

Ratio of net expenses to average net assets	1.21%		1.21%	1.22%	1.23%	1.23%

Ratio of total expenses to average net assets	1.29%		1.29%	1.30%	1.34%	1.31%

Ratio of net investment income (loss) to average net assets	0.22	%(b)	(0.13)%	(0.02)%	0.19%	0.04	%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$29.67		$19.39	$21.75	$22.23	$21.56

Net investment loss(a)	(0.10	)(b)	(0.24)	(0.15)	(0.12)	(0.17	)(c)

Net realized and unrealized gain (loss)	(4.08)		10.52	(2.21)	1.04	0.84

Total from investment operations	(4.18)		10.28	(2.36)	0.92	0.67

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Net asset value, end of year	$16.89		$29.67	$19.39	$21.75	$22.23

Total Return(d)	(18.24)%		53.02%	(10.82)%	4.86%	3.16%

Net assets, end of year (in 000’s)	$5,093		$7,503	$5,951	$7,785	$7,139

Ratio of net expenses to average net assets	1.96%		1.96%	1.97%	1.98%	1.98%

Ratio of total expenses to average net assets	2.04%		2.04%	2.05%	2.09%	2.06%

Ratio of net investment loss to average net assets	(0.53	)%(b)	(0.88)%	(0.78)%	(0.57)%	(0.72	)%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$36.92		$23.98	$26.74	$26.77	$25.73

Net investment income(a)	0.15	(b)	0.09	0.08	0.14	0.12	(c)

Net realized and unrealized gain (loss)	(5.38)		13.00	(2.69)	1.29	0.99

Total from investment operations	(5.23)		13.09	(2.61)	1.43	1.11

Distributions to shareholders from net investment income	—		(0.15)	(0.15)	(0.06)	(0.07)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.15)	(0.15)	(1.46)	(0.07)

Net asset value, end of year	$23.09		$36.92	$23.98	$26.74	$26.77

Total Return(d)	(17.31)%		54.73%	(9.82)%	6.03%	4.32%

Net assets, end of year (in 000’s)	$144,712		$226,678	$216,274	$290,652	$212,229

Ratio of net expenses to average net assets	0.84%		0.84%	0.84%	0.85%	0.84%

Ratio of total expenses to average net assets	0.92%		0.93%	0.92%	0.96%	0.93%

Ratio of net investment income to average net assets	0.60	%(b)	0.28%	0.34%	0.54%	0.43	%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$34.68		$22.55	$25.17	$25.34	$24.41

Net investment income (loss)(a)	0.02	(b)	(0.08)	(0.03)	0.01	(0.02	)(c)

Net realized and unrealized gain (loss)	(4.97)		12.25	(2.56)	1.22	0.95

Total from investment operations	(4.95)		12.17	(2.59)	1.23	0.93

Distributions to shareholders from net investment income	—		(0.04)	(0.03)	—	—

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.04)	(0.03)	(1.40)	—

Net asset value, end of year	$21.13		$34.68	$22.55	$25.17	$25.34

Total Return(d)	(17.73)%		54.06%	(10.29)%	5.52%	3.81%

Net assets, end of year (in 000’s)	$2,357		$3,701	$2,867	$3,141	$2,031

Ratio of net expenses to average net assets	1.34%		1.34%	1.34%	1.35%	1.34%

Ratio of total expenses to average net assets	1.42%		1.43%	1.42%	1.45%	1.42%

Ratio of net investment income (loss) to average net assets	0.10	%(b)	(0.26)%	(0.15)%	0.04%	(0.06	)%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.18		$22.85	$25.50	$25.62	$24.61

Net investment income(a)	0.12	(b)	0.05	0.05	0.09	0.08	(c)

Net realized and unrealized gain (loss)	(5.08)		12.40	(2.58)	1.24	0.95

Total from investment operations	(4.96)		12.45	(2.53)	1.33	1.03

Distributions to shareholders from net investment income	—		(0.12)	(0.12)	(0.05)	(0.02)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.12)	(0.12)	(1.45)	(0.02)

Net asset value, end of year	$21.62		$35.18	$22.85	$25.50	$25.62

Total Return(d)	(17.42)%		54.61%	(9.95)%	5.90%	4.19%

Net assets, end of year (in 000’s)	$30,746		$66,963	$64,724	$74,881	$44,984

Ratio of net expenses to average net assets	0.96%		0.96%	0.97%	0.99%	0.98%

Ratio of total expenses to average net assets	1.04%		1.05%	1.05%	1.09%	1.06%

Ratio of net investment income to average net assets	0.50	%(b)	0.15%	0.22%	0.40%	0.31	%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$36.93		$23.98	$26.74	$26.77	$25.73

Net investment income(a)	0.15	(b)	0.11	0.09	0.16	0.13	(c)

Net realized and unrealized gain (loss)	(5.38)		13.00	(2.70)	1.27	0.99

Total from investment operations	(5.23)		13.11	(2.61)	1.43	1.12

Distributions to shareholders from net investment income	—		(0.16)	(0.15)	(0.06)	(0.08)

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.16)	(0.15)	(1.46)	(0.08)

Net asset value, end of year	$23.10		$36.93	$23.98	$26.74	$26.77

Total Return(d)	(17.30)%		54.82%	(9.81)%	6.05%	4.35%

Net assets, end of year (in 000’s)	$83,140		$100,558	$119,496	$153,129	$173,112

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	0.91%		0.91%	0.91%	0.94%	0.89%

Ratio of net investment income to average net assets	0.59	%(b)	0.34%	0.36%	0.63%	0.45	%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$34.39		$22.36	$24.96	$25.18	$24.29

Net investment income (loss)(a)	(0.01	)(b)	(0.11)	(0.06)	(0.02)	(0.06	)(c)

Net realized and unrealized gain (loss)	(4.92)		12.15	(2.54)	1.20	0.95

Total from investment operations	(4.93)		12.04	(2.60)	1.18	0.89

Distributions to shareholders from net investment income	—		(0.01)	—	—	—

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.01)	—	(1.40)	—

Net asset value, end of year	$20.86		$34.39	$22.36	$24.96	$25.18

Total Return(d)	(17.83)%		53.83%	(10.39)%	5.35%	3.66%

Net assets, end of year (in 000’s)	$12,023		$15,767	$13,817	$16,562	$14,625

Ratio of net expenses to average net assets	1.46%		1.46%	1.47%	1.48%	1.48%

Ratio of total expenses to average net assets	1.54%		1.54%	1.55%	1.59%	1.56%

Ratio of net investment income (loss) to average net assets	(0.04	)%(b)	(0.36)%	(0.28)%	(0.08)%	(0.22	)%(c)

Portfolio turnover rate(e)	155%		165%	141%	140%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2018(a)
	2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$36.92		$23.98	$26.74	$26.77	$27.21

Net investment income(b)	0.15	(c)	0.08	0.09	0.13	0.08	(d)

Net realized and unrealized gain (loss)	(5.38)		13.02	(2.70)	1.30	(0.52)

Total from investment operations	(5.23)		13.10	(2.61)	1.43	(0.44)

Distributions to shareholders from net investment income	—		(0.16)	(0.15)	(0.06)	—

Distributions to shareholders from net realized gains	(8.60)		—	—	(1.40)	—

Total distributions	(8.60)		(0.16)	(0.15)	(1.46)	—

Net asset value, end of period	$23.09		$36.92	$23.98	$26.74	$26.77

Total Return(e)	(17.31)%		54.78%	(9.81)%	6.06%	(1.62)%

Net assets, end of period (in 000’s)	$140,356		$144,239	$87,170	$106,039	$66,823

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.84%	0.83	%(f)

Ratio of total expenses to average net assets	0.91%		0.92%	0.91%	0.94%	0.92	%(f)

Ratio of net investment income to average net assets	0.58	%(c)	0.23%	0.36%	0.53%	0.48	%(d)(f)

Portfolio turnover rate(g)	155%		165%	141%	140%	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.31% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$47.18		$34.29	$35.08	$37.25	$36.71

Net investment loss(a)	(0.05	)(b)	(0.28)	(0.17)	(0.12)	(0.13	)(c)

Net realized and unrealized gain (loss)	(6.01)		14.62	(0.13)	1.76	2.20

Total from investment operations	(6.06)		14.34	(0.30)	1.64	2.07

Distributions to shareholders from net investment income	—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of year	$11.94		$47.18	$34.29	$35.08	$37.25

Total Return(e)	(25.73)%		42.51%	(0.95)%	5.65%	5.87%

Net assets, end of year (in 000’s)	$32,695		$59,166	$50,865	$84,557	$88,316

Ratio of net expenses to average net assets	1.21%		1.21%	1.22%	1.24%	1.22%

Ratio of total expenses to average net assets	1.40%		1.33%	1.30%	1.32%	1.32%

Ratio of net investment loss to average net assets	(0.37	)%(b)	(0.64)%	(0.51)%	(0.36)%	(0.35	)%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data*

Net asset value, beginning of year	$306.54		$227.34	$235.44	$260.82	$262.08

Net investment loss(a)	(0.24	)(b)	(4.05)	(2.79)	(2.52)	(2.97	)(c)

Net realized and unrealized gain (loss)	(24.29)		96.30	(0.90)	11.43	15.48

Total from investment operations	(24.53)		92.25	(3.69)	8.91	12.51

Distributions to shareholders from net investment income	—		(0.36)	— (d)	—	—

Distributions to shareholders from net realized gains	(262.62)		(12.69)	(4.41)	(34.29)	(13.77)

Total distributions	(262.62)		(13.05)	(4.41)	(34.29)	(13.77)

Net asset value, end of year	$19.39		$306.54	$227.34	$235.44	$260.82

Total Return(e)	(26.49)%		41.47%	(1.70)%	4.92%	5.03%

Net assets, end of year (in 000’s)	$4,687		$7,866	$6,439	$8,303	$8,179

Ratio of net expenses to average net assets	1.96%		1.96%	1.97%	1.99%	1.97%

Ratio of total expenses to average net assets	2.14%		2.08%	2.05%	2.07%	2.07%

Ratio of net investment loss to average net assets	(1.10	)%(b)	(1.39)%	(1.26)%	(1.11)%	(1.09	)%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

*	On June 10, 2022, the Fund’s Class C Shares affected a 9-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$57.27		$41.22	$41.92	$43.56	$42.53

Net investment income (loss)(a)	0.01	(b)	(0.13)	(0.05)	0.01	0.02	(c)

Net realized and unrealized gain (loss)	(8.59)		17.63	(0.16)	2.16	2.54

Total from investment operations	(8.58)		17.50	(0.21)	2.17	2.56

Distributions to shareholders from net investment income	—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of year	$19.51		$57.27	$41.22	$41.92	$43.56

Total Return(e)	(25.48)%		43.04%	(0.57)%	6.08%	6.26%

Net assets, end of year (in 000’s)	$43,621		$163,028	$200,116	$349,348	$307,032

Ratio of net expenses to average net assets	0.84%		0.84%	0.84%	0.85%	0.84%

Ratio of total expenses to average net assets	1.01%		0.96%	0.92%	0.93%	0.93%

Ratio of net investment income (loss) to average net assets	0.04	%(b)	(0.25)%	(0.13)%	0.02%	0.03	%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$48.95		$35.44	$36.16	$38.18	$37.50

Net investment loss(a)	(0.02	)(b)	(0.15)	(0.09)	(0.04)	(0.04	)(c)

Net realized and unrealized gain (loss)	(6.46)		15.11	(0.14)	1.83	2.25

Total from investment operations	(6.48)		14.96	(0.23)	1.79	2.21

Distributions to shareholders from net investment income	—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of year	$13.29		$48.95	$35.44	$36.16	$38.18

Total Return(e)	(25.59)%		42.89%	(0.72)%	5.93%	6.13%

Net assets, end of year (in 000’s)	$20,880		$66,827	$442,743	$378,807	$308,366

Ratio of net expenses to average net assets	0.96%		0.96%	0.97%	0.99%	0.97%

Ratio of total expenses to average net assets	1.14%		1.06%	1.05%	1.07%	1.07%

Ratio of net investment loss to average net assets	(0.10	)%(b)	(0.32)%	(0.26)%	(0.12)%	(0.10	)%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$57.31		$41.24	$41.95	$43.58	$42.54

Net investment income (loss)(a)	0.02	(b)	(0.10)	(0.05)	—	0.02	(c)

Net realized and unrealized gain (loss)	(8.61)		17.62	(0.17)	2.18	2.55

Total from investment operations	(8.59)		17.52	(0.22)	2.18	2.57

Distributions to shareholders from net investment income	—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of year	$19.54		$57.31	$41.24	$41.95	$43.58

Total Return(e)	(25.45)%		43.07%	(0.57)%	6.08%	6.25%

Net assets, end of year (in 000’s)	$17,370		$96,907	$263,023	$307,820	$118,729

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.84%	0.83%

Ratio of total expenses to average net assets	0.99%		0.93%	0.91%	0.93%	0.92%

Ratio of net investment income (loss) to average net assets	0.07	%(b)	(0.19)%	(0.12)%	(0.01)%	0.04	%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$44.83		$32.71	$33.58	$35.90	$35.53

Net investment loss(a)	(0.08	)(b)	(0.36)	(0.25)	(0.20)	(0.22	)(c)

Net realized and unrealized gain (loss)	(5.41)		13.93	(0.13)	1.69	2.12

Total from investment operations	(5.49)		13.57	(0.38)	1.49	1.90

Distributions to shareholders from net investment income	—		(0.04)	— (d)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	(1.53)

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	(1.53)

Net asset value, end of year	$10.16		$44.83	$32.71	$33.58	$35.90

Total Return(e)	(25.92)%		42.20%	(1.23)%	5.42%	5.58%

Net assets, end of year (in 000’s)	$3,863		$6,605	$8,168	$19,707	$19,998

Ratio of net expenses to average net assets	1.46%		1.46%	1.47%	1.49%	1.47%

Ratio of total expenses to average net assets	1.65%		1.57%	1.55%	1.57%	1.57%

Ratio of net investment loss to average net assets	(0.64	)%(b)	(0.86)%	(0.77)%	(0.61)%	(0.59	)%(c)

Portfolio turnover rate(f)	155%		170%	144%	140%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2018(a)
	2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$57.31		$41.24	$41.94	$43.58	$44.33

Net investment income (loss)(b)	—	(c)(e)	(0.13)	(0.05)	0.01	0.03	(d)

Net realized and unrealized gain (loss)	(8.59)		17.65	(0.16)	2.16	(0.78)

Total from investment operations	(8.59)		17.52	(0.21)	2.17	(0.75)

Distributions to shareholders from net investment income	—		(0.04)	— (e)	—	—

Distributions to shareholders from net realized gains	(29.18)		(1.41)	(0.49)	(3.81)	—

Total distributions	(29.18)		(1.45)	(0.49)	(3.81)	—

Net asset value, end of period	$19.54		$57.31	$41.24	$41.94	$43.58

Total Return(f)	(25.49)%		43.07%	(0.57)%	6.08%	(1.69)%

Net assets, end of period (in 000’s)	$5,274		$10,801	$10,241	$12,534	$10,878

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.84%	0.83	%(g)

Ratio of total expenses to average net assets	1.01%		0.95%	0.91%	0.93%	0.93	%(g)

Ratio of net investment income (loss) to average net assets	(0.00	)%(c)	(0.25)%	(0.12)%	0.02%	0.12	%(d)(g)

Portfolio turnover rate(h)	155%		170%	144%	140%	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(g)	Annualized.
(h)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$53.90		$32.93	$39.69	$42.30	$46.29

Net investment income(a)	0.27	(b)	0.24	0.19	0.25	0.20

Net realized and unrealized gain (loss)	(4.48)		21.00	(6.70)	1.17	0.70

Total from investment operations	(4.21)		21.24	(6.51)	1.42	0.90

Distributions to shareholders from net investment income	(0.31)		(0.27)	(0.25)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.27)		(0.27)	(0.25)	(4.03)	(4.89)

Net asset value, end of year	$34.42		$53.90	$32.93	$39.69	$42.30

Total Return(c)	(9.67)%		64.75%	(16.49)%	4.40%	2.08%

Net assets, end of year (in 000’s)	$119,953		$154,971	$98,493	$132,886	$112,219

Ratio of net expenses to average net assets	1.21%		1.21%	1.22%	1.25%	1.23%

Ratio of total expenses to average net assets	1.26%		1.26%	1.31%	1.39%	1.40%

Ratio of net investment income to average net assets	0.73	%(b)	0.49%	0.56%	0.67%	0.44%

Portfolio turnover rate(d)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$36.61		$22.48	$27.24	$30.35	$34.65

Net investment loss(a)	—	(b)(c)	(0.08)	(0.04)	(0.02)	(0.10)

Net realized and unrealized gain (loss)	(2.69)		14.32	(4.61)	0.75	0.52

Total from investment operations	(2.69)		14.24	(4.65)	0.73	0.42

Distributions to shareholders from net investment income	(0.22)		(0.11)	(0.11)	—	—

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.18)		(0.11)	(0.11)	(3.84)	(4.72)

Net asset value, end of year	$18.74		$36.61	$22.48	$27.24	$30.35

Total Return(d)	(10.33)%		63.49%	(17.11)%	3.67%	1.31%

Net assets, end of year (in 000’s)	$4,536		$7,118	$5,313	$7,961	$6,903

Ratio of net expenses to average net assets	1.96%		1.96%	1.97%	2.00%	1.98%

Ratio of total expenses to average net assets	2.01%		2.01%	2.06%	2.14%	2.14%

Ratio of net investment loss to average net assets	(0.02	)%(c)	(0.25)%	(0.19)%	(0.07)%	(0.31)%

Portfolio turnover rate(e)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$73.39		$44.70	$53.74	$55.71	$59.38

Net investment income(a)	0.60	(b)	0.56	0.43	0.47	0.48

Net realized and unrealized gain (loss)	(6.48)		28.53	(9.07)	1.73	0.90

Total from investment operations	(5.88)		29.09	(8.64)	2.20	1.38

Distributions to shareholders from net investment income	(0.44)		(0.40)	(0.40)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.40)		(0.40)	(0.40)	(4.17)	(5.05)

Net asset value, end of year	$52.11		$73.39	$44.70	$53.74	$55.71

Total Return(c)	(9.32)%		65.37%	(16.19)%	4.81%	2.47%

Net assets, end of year (in 000’s)	$347,239		$379,380	$190,491	$192,820	$60,516

Ratio of net expenses to average net assets	0.84%		0.84%	0.84%	0.87%	0.84%

Ratio of total expenses to average net assets	0.89%		0.89%	0.93%	1.02%	1.00%

Ratio of net investment income to average net assets	1.09	%(b)	0.86%	0.93%	0.96%	0.82%

Portfolio turnover rate(d)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$53.64		$32.77	$39.53	$42.18	$46.17

Net investment income(a)	0.37	(b)	0.36	0.25	0.30	0.31

Net realized and unrealized gain (loss)	(4.46)		20.88	(6.64)	1.20	0.69

Total from investment operations	(4.09)		21.24	(6.39)	1.50	1.00

Distributions to shareholders from net investment income	(0.39)		(0.37)	(0.37)	(0.31)	(0.27)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.35)		(0.37)	(0.37)	(4.15)	(4.99)

Net asset value, end of year	$34.20		$53.64	$32.77	$39.53	$42.18

Total Return(c)	(9.44)%		65.17%	(16.32)%	4.69%	2.33%

Net assets, end of year (in 000’s)	$336,969		$363,808	$273,560	$59,800	$18,257

Ratio of net expenses to average net assets	0.96%		0.96%	0.97%	1.01%	0.98%

Ratio of total expenses to average net assets	1.01%		1.01%	1.06%	1.15%	1.17%

Ratio of net investment income to average net assets	0.99	%(b)	0.75%	0.77%	0.83%	0.70%

Portfolio turnover rate(d)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$73.38		$44.70	$53.73	$55.71	$59.38

Net investment income(a)	0.62	(b)	0.57	0.43	0.45	0.50

Net realized and unrealized gain (loss)	(6.49)		28.51	(9.06)	1.75	0.90

Total from investment operations	(5.87)		29.08	(8.63)	2.20	1.40

Distributions to shareholders from net investment income	(0.45)		(0.40)	(0.40)	(0.34)	(0.35)

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.41)		(0.40)	(0.40)	(4.18)	(5.07)

Net asset value, end of year	$52.10		$73.38	$44.70	$53.73	$55.71

Total Return(c)	(9.31)%		65.36%	(16.17)%	4.83%	2.49%

Net assets, end of year (in 000’s)	$273,667		$306,101	$158,330	$118,331	$22,460

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.86%	0.83%

Ratio of total expenses to average net assets	0.88%		0.88%	0.93%	1.00%	1.02%

Ratio of net investment income to average net assets	1.11	%(b)	0.86%	0.94%	0.91%	0.85%

Portfolio turnover rate(d)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$52.56		$32.21	$38.96	$41.63	$45.57

Net investment income(a)	0.17	(b)	0.11	0.10	0.08	0.09

Net realized and unrealized gain (loss)	(4.33)		20.52	(6.56)	1.22	0.69

Total from investment operations	(4.16)		20.63	(6.46)	1.30	0.78

Distributions to shareholders from net investment income	(0.24)		(0.28)	(0.29)	(0.13)	—

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	(4.72)

Total distributions	(15.20)		(0.28)	(0.29)	(3.97)	(4.72)

Net asset value, end of year	$33.20		$52.56	$32.21	$38.96	$41.63

Total Return(c)	(9.88)%		64.31%	(16.70)%	4.14%	1.83%

Net assets, end of year (in 000’s)	$18,476		$22,584	$14,038	$8,514	$2,320

Ratio of net expenses to average net assets	1.46%		1.46%	1.47%	1.53%	1.48%

Ratio of total expenses to average net assets	1.51%		1.51%	1.56%	1.69%	1.66%

Ratio of net investment income to average net assets	0.47	%(b)	0.24%	0.30%	0.23%	0.20%

Portfolio turnover rate(d)	173%		187%	153%	142%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2018(a)
	2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$73.38		$44.69	$53.72	$55.70	$57.05

Net investment income(b)	0.61	(c)	0.57	0.44	0.54	0.30

Net realized and unrealized gain (loss)	(6.49)		28.52	(9.07)	1.66	(1.65)

Total from investment operations	(5.88)		29.09	(8.63)	2.20	(1.35)

Distributions to shareholders from net investment income	(0.45)		(0.40)	(0.40)	(0.34)	—

Distributions to shareholders from net realized gains	(14.96)		—	—	(3.84)	—

Total distributions	(15.41)		(0.40)	(0.40)	(4.18)	—

Net asset value, end of period	$52.09		$73.38	$44.69	$53.72	$55.70

Total Return(d)	(9.32)%		65.36%	(16.18)%	4.82%	(2.37)%

Net assets, end of period (in 000’s)	$42,933		$45,484	$28,504	$47,977	$42,165

Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.85%	0.83	%(e)

Ratio of total expenses to average net assets	0.88%		0.88%	0.92%	0.99%	1.06	%(e)

Ratio of net investment income to average net assets	1.10	%(c)	0.88%	0.94%	1.07%	0.93	%(e)

Portfolio turnover rate(f)	173%		187%	153%	142%	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.15 per share and 0.33% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$72.68		$53.72	$49.48	$47.72	$49.73

Net investment income(a)	0.33	(b)	0.20	0.28	0.44	0.36

Net realized and unrealized gain (loss)	(8.80)		21.27	4.67	3.14	2.46

Total from investment operations	(8.47)		21.47	4.95	3.58	2.82

Distributions to shareholders from net investment income	(0.25)		(0.28)	(0.71)	(0.17)	(0.45)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(15.82)		(2.51)	(0.71)	(1.82)	(4.83)

Net asset value, end of year	$48.39		$72.68	$53.72	$49.48	$47.72

Total Return(c)	(14.87)%		41.26%	10.04%	7.98%	5.93%

Net assets, end of year (in 000’s)	$288,769		$380,721	$294,540	$299,440	$301,934

Ratio of net expenses to average net assets	0.93%		0.93%	0.94%	0.94%	0.95%

Ratio of total expenses to average net assets	0.97%		0.97%	1.00%	1.01%	1.00%

Ratio of net investment income to average net assets	0.62	%(b)	0.31%	0.55%	0.93%	0.73%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$64.06		$47.71	$44.04	$42.80	$45.08

Net investment income (loss)(a)	(0.06	)(b)	(0.25)	(0.09)	0.08	0.01

Net realized and unrealized gain (loss)	(7.49)		18.83	4.16	2.81	2.22

Total from investment operations	(7.55)		18.58	4.07	2.89	2.23

Distributions to shareholders from net investment income	—		—	(0.40)	—	(0.13)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(15.57)		(2.23)	(0.40)	(1.65)	(4.51)

Net asset value, end of year	$40.94		$64.06	$47.71	$44.04	$42.80

Total Return(c)	(15.50)%		40.22%	9.25%	7.20%	5.15%

Net assets, end of year (in 000’s)	$14,311		$19,252	$16,275	$15,854	$14,277

Ratio of net expenses to average net assets	1.68%		1.68%	1.69%	1.69%	1.70%

Ratio of total expenses to average net assets	1.72%		1.72%	1.75%	1.76%	1.75%

Ratio of net investment income (loss) to average net assets	(0.13	)%(b)	(0.44)%	(0.20)%	0.18%	0.01%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$75.37		$55.60	$51.16	$49.30	$51.21

Net investment income(a)	0.55	(b)	0.45	0.50	0.72	0.54

Net realized and unrealized gain (loss)	(9.20)		22.02	4.82	3.14	2.56

Total from investment operations	(8.65)		22.47	5.32	3.86	3.10

Distributions to shareholders from net investment income	(0.45)		(0.47)	(0.88)	(0.35)	(0.63)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(16.02)		(2.70)	(0.88)	(2.00)	(5.01)

Net asset value, end of year	$50.70		$75.37	$55.60	$51.16	$49.30

Total Return(c)	(14.55)%		41.79%	10.47%	8.39%	6.34%

Net assets, end of year (in 000’s)	$253,657		$325,457	$255,177	$295,408	$842,673

Ratio of net expenses to average net assets	0.56%		0.56%	0.56%	0.55%	0.55%

Ratio of total expenses to average net assets	0.60%		0.60%	0.62%	0.60%	0.62%

Ratio of net investment income to average net assets	0.99	%(b)	0.68%	0.94%	1.40%	1.07%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$72.21		$53.38	$49.19	$47.41	$49.47

Net investment income(a)	0.26	(b)	0.11	0.22	0.38	0.30

Net realized and unrealized gain (loss)	(8.74)		21.14	4.64	3.13	2.45

Total from investment operations	(8.48)		21.25	4.86	3.51	2.75

Distributions to shareholders from net investment income	(0.15)		(0.19)	(0.67)	(0.08)	(0.43)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(15.72)		(2.42)	(0.67)	(1.73)	(4.81)

Net asset value, end of year	$48.01		$72.21	$53.38	$49.19	$47.41

Total Return(c)	(14.98)%		41.08%	9.93%	7.86%	5.81%

Net assets, end of year (in 000’s)	$4,781		$6,302	$5,761	$6,700	$5,925

Ratio of net expenses to average net assets	1.06%		1.06%	1.06%	1.05%	1.06%

Ratio of total expenses to average net assets	1.10%		1.10%	1.12%	1.13%	1.11%

Ratio of net investment income to average net assets	0.49	%(b)	0.17%	0.44%	0.81%	0.61%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$71.70		$53.02	$48.84	$47.17	$49.22

Net investment income(a)	0.46	(b)	0.36	0.42	0.54	0.46

Net realized and unrealized gain (loss)	(8.63)		20.96	4.59	3.09	2.45

Total from investment operations	(8.17)		21.32	5.01	3.63	2.91

Distributions to shareholders from net investment income	(0.40)		(0.41)	(0.83)	(0.31)	(0.58)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(15.97)		(2.64)	(0.83)	(1.96)	(4.96)

Net asset value, end of year	$47.56		$71.70	$53.02	$48.84	$47.17

Total Return(c)	(14.65)%		41.61%	10.33%	8.25%	6.20%

Net assets, end of year (in 000’s)	$87,159		$127,076	$88,924	$116,633	$103,230

Ratio of net expenses to average net assets	0.68%		0.68%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets	0.72%		0.72%	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	0.87	%(b)	0.56%	0.84%	1.17%	0.95%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$75.30		$55.56	$51.13	$49.27	$51.19

Net investment income(a)	0.52	(b)	0.46	0.50	0.76	0.42

Net realized and unrealized gain (loss)	(9.15)		21.99	4.83	3.10	2.68

Total from investment operations	(8.63)		22.45	5.33	3.86	3.10

Distributions to shareholders from net investment income	(0.46)		(0.48)	(0.90)	(0.35)	(0.64)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(16.03)		(2.71)	(0.90)	(2.00)	(5.02)

Net asset value, end of year	$50.64		$75.30	$55.56	$51.13	$49.27

Total Return(c)	(14.54)%		41.78%	10.49%	8.38%	6.37%

Net assets, end of year (in 000’s)	$17,987		$14,142	$8,871	$12,068	$31,916

Ratio of net expenses to average net assets	0.55%		0.55%	0.55%	0.54%	0.54%

Ratio of total expenses to average net assets	0.59%		0.60%	0.61%	0.59%	0.63%

Ratio of net investment income to average net assets	0.95	%(b)	0.69%	0.95%	1.49%	0.82%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$71.12		$52.63	$48.47	$46.74	$48.89

Net investment income(a)	0.19	(b)	0.07	0.16	0.32	0.23

Net realized and unrealized gain (loss)	(8.58)		20.80	4.57	3.08	2.42

Total from investment operations	(8.39)		20.87	4.73	3.40	2.65

Distributions to shareholders from net investment income	(0.09)		(0.15)	(0.57)	(0.02)	(0.42)

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	(4.38)

Total distributions	(15.66)		(2.38)	(0.57)	(1.67)	(4.80)

Net asset value, end of year	$47.07		$71.12	$52.63	$48.47	$46.74

Total Return(c)	(15.08)%		40.91%	9.79%	7.72%	5.65%

Net assets, end of year (in 000’s)	$17,488		$22,030	$41,005	$44,555	$49,993

Ratio of net expenses to average net assets	1.18%		1.18%	1.19%	1.19%	1.20%

Ratio of total expenses to average net assets	1.22%		1.22%	1.25%	1.26%	1.25%

Ratio of net investment income to average net assets	0.37	%(b)	0.11%	0.31%	0.69%	0.48%

Portfolio turnover rate(d)	205%		214%	213%	199%	168%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

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Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Year Ended October 31,					Period Ended October 31, 2018(a)
	2022		2021	2020	2019
Per Share Data

Net asset value, beginning of period	$75.31		$55.56	$51.14	$49.28	$49.09

Net investment income(b)	0.55	(c)	0.46	0.50	0.65	0.26

Net realized and unrealized gain (loss)	(9.18)		22.00	4.83	3.21	(0.07)

Total from investment operations	(8.63)		22.46	5.33	3.86	0.19

Distributions to shareholders from net investment income	(0.46)		(0.48)	(0.91)	(0.35)	—

Distributions to shareholders from net realized gains	(15.57)		(2.23)	—	(1.65)	—

Total distributions	(16.03)		(2.71)	(0.91)	(2.00)	—

Net asset value, end of period	$50.65		$75.31	$55.56	$51.14	$49.28

Total Return(d)	(14.54)%		41.80%	10.49%	8.40%	0.39%

Net assets, end of period (in 000’s)	$289,752		$327,501	$245,632	$225,899	$203,525

Ratio of net expenses to average net assets	0.55%		0.55%	0.55%	0.54%	0.54	%(e)

Ratio of total expenses to average net assets	0.59%		0.59%	0.61%	0.62%	0.62	%(e)

Ratio of net investment income to average net assets	1.00	%(c)	0.68%	0.94%	1.33%	0.93	%(e)

Portfolio turnover rate(f)	205%		214%	213%	199%	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.13 per share and 0.23% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified
Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable

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Notes to Financial Statements (continued)

October 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

LARGE CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$977,427,447	$—	$—

Securities Lending Reinvestment Vehicle	2,352,200	—	—

Total	$979,779,647	$—	$—

LARGE CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$6,181,312	$—	$—

North America	360,898,274	—	—

Securities Lending Reinvestment Vehicle	3,903,738	—	—

Total	$370,983,324	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$899,581	$—	$—

Asia	2,380,407	—	—

Europe	5,234,023	—	—

North America	430,154,413	—	—

South America	714,850	—	—

Investment Company	4,438,548	—	—

Securities Lending Reinvestment Vehicle	4,780,349	—	—

Total	$448,602,171	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$155,092	$—	$—

Total	$155,092	$—	$—

SMALL CAP GROWTH INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$380,379	$—	$—

Asia	1,195,714	—	—

Europe	427,594	—	—

North America	124,546,860	—	—

South America	129,433	—	—

Investment Company	391,747	—	—

Securities Lending Reinvestment Vehicle	1,362,893	—	—

Total	$128,434,620	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$78,893	$—	$—

Total	$78,893	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$2,360,666	$—	$—

Asia	2,034,919	—	—

Europe	19,736,553	—	—

North America	1,085,790,789	—	—

South America	1,813,726	—	—

Investment Company	9,790,127	—	—

Securities Lending Reinvestment Vehicle	17,292,192	—	—

Total	$1,138,818,972	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$985,981	$—	$—

Total	$985,981	$—	$—

U.S. EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,014,069	$—	$—

Europe	8,706,111	—	—

North America	951,663,236	—	—

Securities Lending Reinvestment Vehicle	2,370,250	—	—

Total	$965,753,666	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$8,221	$—	$—

Total	$8,221	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Small Cap Equity Insights	Variation Margin on futures contracts	$155,092
Equity	Small Cap Growth Insights	Variation Margin on futures contracts	78,893
Equity	Small Cap Value Insights	Variation Margin on futures contracts	985,981
Equity	U.S. Equity Insights	Variation Margin on futures contracts	8,221

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2022 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$(789,161)	$—	58
Equity	Large Cap Value Insights	212,506	—	10
Equity	Small Cap Equity Insights	847,745	(135,160)	67
Equity	Small Cap Growth Insights	338,906	78,893	12
Equity	Small Cap Value Insights	(265,835)	655,819	114
Equity	U.S. Equity Insights	(1,508,869)	8,221	63

(a)	Average number of contracts is based on the month end balances for the fiscal year ended October 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.51%	0.51%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80	0.80
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Money Market Fund. For the fiscal year ended October 31, 2022, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$2,237
Large Cap Value Insights	684
Small Cap Equity Insights	2,905
Small Cap Growth Insights	479
Small Cap Value Insights	6,460
U.S. Equity Insights	4,126

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$19,026	$—
Large Cap Value Insights	3,567	791
Small Cap Equity Insights	1,278	506
Small Cap Growth Insights	6,028	58
Small Cap Value Insights	3,407	—
U.S. Equity Insights	6,133	629

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$2,237	$433,399	$435,636
Large Cap Value Insights	684	317,852	318,536
Small Cap Equity Insights	2,905	352,697	355,602
Small Cap Growth Insights	479	363,075	363,554
Small Cap Value Insights	6,460	562,765	569,225
U.S. Equity Insights	4,126	401,369	405,495

G.  Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs did not earn brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs.

As of October 31, 2022, the following Goldman Sachs Dynamic Global Equity Fund and Goldman Sachs Enhanced Dividend Global Equity Portfolio were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Enhanced Dividend Global Equity
Large Cap Value Insights	8%	—%
Small Cap Equity Insights	—	7

The following table provides information about the Funds’ investments in the Underlying Fund as of and for the fiscal year ended October 31, 2022:

Fund	Market Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Market Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$—	$65,924,192	$(65,924,192)	$—	—	$11,278
Large Cap Value Insights	—	24,996,789	(24,996,789)	—	—	2,012
Small Cap Equity Insights	5,888,756	81,149,435	(82,599,643)	4,438,548	4,438,548	11,911
Small Cap Growth Insights	—	27,928,998	(27,537,251)	391,747	391,747	3,408
Small Cap Value Insights	1,412,504	97,745,279	(89,367,656)	9,790,127	9,790,127	82,009
U.S. Equity Insights	—	138,748,463	(138,748,463)	—	—	33,699

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6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022 were as follows:

Fund	Purchase	Sales and Maturities
Large Cap Growth Insights	$2,501,655,355	$3,152,417,395
Large Cap Value Insights	822,012,378	839,584,757
Small Cap Equity Insights	753,850,513	807,581,546
Small Cap Growth Insights	338,622,221	543,040,810
Small Cap Value Insights	1,969,885,473	1,989,339,485
U.S. Equity Insights	2,165,136,068	2,240,131,973

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross

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Notes to Financial Statements (continued)

October 31, 2022

7. SECURITIES LENDING (continued)

amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2022 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Large Cap Growth Insights	$1,083	$2,613	$—
Large Cap Value Insights	868	427	—
Small Cap Equity Insights	19,090	26,832	1,266,842
Small Cap Growth Insights	12,362	8,803	364,250
Small Cap Value Insights	51,429	72,329	1,738,808
U.S. Equity Insights	412	87	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2022.

Fund	Beginning value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2022
Large Cap Growth Insights	$14,135,325	$23,523,119	$(35,306,244)	$2,352,200
Large Cap Value Insights	3,732,000	9,799,139	(9,627,401)	3,903,738
Small Cap Equity Insights	8,587,928	62,497,555	(66,305,134)	4,780,349
Small Cap Growth Insights	5,015,264	35,635,371	(39,287,742)	1,362,893
Small Cap Value Insights	25,942,175	164,751,060	(173,401,043)	17,292,192
U.S. Equity Insights	10,200,800	10,191,225	(18,021,775)	2,370,250

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8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2022 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$253,707,941	$48,877,374	$86,951,437	$213,298,883	$218,923,859	$163,565,519
Net long-term capital gains	245,493,255	19,262,642	51,993,215	15,721,281	78,533,128	97,356,095
Total taxable distributions	$499,201,196	$68,140,016	$138,944,652	$229,020,164	$297,456,987	$260,921,614

The tax character of distributions paid during the fiscal year ended October 31, 2021 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Distributions paid from:
Ordinary Income	$62,685,529	$5,528,289	$2,657,210	$3,961,440	$7,428,687	$6,850,494
Net long-term capital gains	122,293,687	—	—	32,029,279	—	39,351,044
Total taxable distributions	$184,979,216	$5,528,289	$2,657,210	$35,990,719	$7,428,687	$46,201,538

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Undistributed ordinary income — net	$2,786,699	$199,944	$2,851,976	$338,124	$7,317,609	$6,173,783
Undistributed long-term capital gains	145,538,261	7,706,981	—	—	16,176,540	—
Total undistributed earnings	$148,324,960	$7,906,925	$2,851,976	$338,124	$23,494,149	$6,173,783
Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$(35,717,693)	$(28,957,299)	$—	$(20,208,924)
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$(403,774)	$—	$—
Unrealized gains (losses) — net	254,928,448	7,308,264	5,289,293	3,811,836	12,004,754	120,215,060
Total accumulated earnings (losses) — net	$403,253,408	$15,215,189	$(27,576,424)	$(25,211,113)	$35,498,903	$106,179,919

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$724,851,198	$363,675,060	$443,467,970	$124,701,678	$1,127,800,198	$845,546,827
Gross unrealized gain	283,450,662	26,594,687	46,289,293	15,914,370	108,188,140	155,224,685
Gross unrealized loss	(28,522,214)	(19,286,423)	(41,000,000)	(12,102,534)	(96,183,386)	(35,009,625)
Net unrealized gain (loss)	$254,928,448	$7,308,264	$5,289,293	$3,811,836	$12,004,754	$120,215,060

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Notes to Financial Statements (continued)

October 31, 2022

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable

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9. OTHER RISKS (continued)

conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Effective after the close of business on June 10, 2022, the Goldman Sachs Small Cap Growth Insights Fund completed a 9-for-1 reverse share split in which shareholders of record for Class C Shares received 1 share for every 9 shares outstanding.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

October 31, 2022

13. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,715,066	$51,429,980	1,095,454	$45,113,329
Reinvestment of distributions	2,688,364	88,635,361	615,562	23,145,148
Shares redeemed	(2,912,198)	(86,773,982)	(2,431,447)	(99,948,201)
	1,491,232	53,291,359	(720,431)	(31,689,724)
Class C Shares
Shares sold	201,147	4,612,639	87,523	3,134,888
Reinvestment of distributions	635,744	16,453,064	141,544	4,574,698
Shares redeemed	(631,041)	(14,327,544)	(371,462)	(13,306,116)
	205,850	6,738,159	(142,395)	(5,596,530)
Institutional Shares
Shares sold	3,036,653	100,896,763	4,360,670	191,925,368
Reinvestment of distributions	3,140,645	110,517,603	1,561,511	61,376,167
Shares redeemed	(12,737,817)	(552,611,668)	(7,340,923)	(320,397,444)
	(6,560,519)	(341,197,302)	(1,418,742)	(67,095,909)
Service Shares
Shares sold	156,069	4,471,341	126,694	5,030,496
Reinvestment of distributions	135,426	4,330,914	85,767	3,163,099
Shares redeemed	(227,120)	(6,519,901)	(774,972)	(30,914,145)
	64,375	2,282,354	(562,511)	(22,720,550)
Investor Shares
Shares sold	1,569,775	45,145,961	939,158	38,504,632
Reinvestment of distributions	2,620,037	84,626,583	851,697	31,563,303
Shares redeemed	(4,257,956)	(120,576,490)	(4,451,351)	(181,534,942)
	(68,144)	9,196,054	(2,660,496)	(111,467,007)
Class R6 Shares
Shares sold	4,034,480	121,018,945	1,599,203	68,595,141
Reinvestment of distributions	2,334,785	82,112,342	828,918	32,565,309
Shares redeemed	(3,794,198)	(120,122,703)	(6,168,258)	(259,942,675)
	2,575,067	83,008,584	(3,740,137)	(158,782,225)
Class R Shares
Shares sold	252,827	7,061,500	192,530	7,756,717
Reinvestment of distributions	305,562	9,579,381	71,765	2,614,386
Shares redeemed	(249,146)	(6,867,287)	(372,150)	(15,253,333)
	309,243	9,773,594	(107,855)	(4,882,230)
Class P Shares
Shares sold	1,173,128	34,134,523	105,163	4,407,933
Reinvestment of distributions	674,287	23,693,905	149,914	5,886,489
Shares redeemed	(1,395,581)	(41,298,673)	(232,991)	(9,833,829)
	451,834	16,529,755	22,086	460,593

NET DECREASE	(1,531,062)	$(160,377,443)	(9,330,481)	$(401,773,582)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	616,396	$14,114,141	374,537	$9,278,898
Reinvestment of distributions	408,872	9,400,741	25,367	608,567
Shares redeemed	(734,081)	(16,740,388)	(546,202)	(13,495,141)
	291,187	6,774,494	(146,298)	(3,607,676)
Class C Shares
Shares sold	75,200	1,637,165	80,854	2,011,740
Reinvestment of distributions	69,212	1,576,172	1,882	42,611
Shares redeemed	(122,042)	(2,766,985)	(144,995)	(3,467,473)
	22,370	446,352	(62,259)	(1,413,122)
Institutional Shares
Shares sold	1,516,511	35,176,645	1,174,035	29,189,417
Reinvestment of distributions	694,501	15,924,837	62,528	1,502,175
Shares redeemed	(2,107,686)	(47,471,739)	(1,614,015)	(39,580,481)
	103,326	3,629,743	(377,452)	(8,888,889)
Service Shares
Shares sold	41,137	934,595	51,346	1,269,338
Reinvestment of distributions	46,869	1,085,174	2,702	64,678
Shares redeemed	(162,728)	(3,605,975)	(76,691)	(1,879,356)
	(74,722)	(1,586,206)	(22,643)	(545,340)
Investor Shares
Shares sold	1,050,235	23,832,878	969,056	23,461,684
Reinvestment of distributions	643,544	14,722,947	51,114	1,222,745
Shares redeemed	(1,587,403)	(35,430,094)	(1,321,311)	(32,404,001)
	106,376	3,125,731	(301,141)	(7,719,572)
Class R6 Shares
Shares sold	693,363	15,016,623	320,757	7,992,785
Reinvestment of distributions	569,749	13,054,720	49,082	1,180,836
Shares redeemed	(353,238)	(7,789,181)	(864,911)	(21,451,153)
	909,874	20,282,162	(495,072)	(12,277,532)
Class R Shares
Shares sold	42,527	979,829	41,893	1,025,052
Reinvestment of distributions	37,757	861,348	2,302	54,226
Shares redeemed	(59,250)	(1,358,839)	(97,866)	(2,428,101)
	21,034	482,338	(53,671)	(1,348,823)
Class P Shares
Shares sold	886,636	20,079,092	221,021	5,204,447
Reinvestment of distributions	339,598	7,778,306	25,656	619,341
Shares redeemed	(719,702)	(16,088,659)	(114,163)	(2,754,890)
	506,532	11,768,739	132,514	3,068,898

NET INCREASE/(DECREASE)	1,885,977	$44,923,353	(1,326,022)	$(32,732,056)

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Notes to Financial Statements (continued)

October 31, 2022

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	182,338	$4,353,913	198,389	$6,402,737
Reinvestment of distributions	407,005	10,240,249	2,449	69,444
Shares redeemed	(304,087)	(7,110,480)	(434,186)	(14,009,213)
	285,256	7,483,682	(233,348)	(7,537,032)
Class C Shares
Shares sold	35,002	661,357	47,542	1,298,606
Reinvestment of distributions	109,923	2,166,576	–	–
Shares redeemed	(96,298)	(1,755,830)	(101,633)	(2,784,132)
	48,627	1,072,103	(54,091)	(1,485,526)
Institutional Shares
Shares sold	1,413,130	35,973,516	3,254,959	106,543,708
Reinvestment of distributions	1,821,341	48,593,389	31,539	931,340
Shares redeemed	(3,106,042)	(81,062,511)	(6,166,178)	(183,839,430)
	128,429	3,504,394	(2,879,680)	(76,364,382)
Service Shares
Shares sold	34,639	729,443	60,889	1,978,686
Reinvestment of distributions	35,155	861,999	180	5,026
Shares redeemed	(64,926)	(1,595,231)	(81,456)	(2,641,770)
	4,868	(3,789)	(20,387)	(658,058)
Investor Shares
Shares sold	535,490	12,854,907	815,337	26,010,460
Reinvestment of distributions	570,066	14,257,356	10,482	295,176
Shares redeemed	(1,586,880)	(40,477,199)	(1,754,425)	(53,617,675)
	(481,324)	(13,364,936)	(928,606)	(27,312,039)
Class R6 Shares
Shares sold	885,919	22,899,892	631,922	21,122,074
Reinvestment of distributions	887,467	23,686,493	24,331	718,494
Shares redeemed	(896,707)	(22,481,759)	(2,915,629)	(92,706,574)
	876,679	24,104,626	(2,259,376)	(70,866,006)
Class R Shares
Shares sold	112,156	2,582,869	125,400	3,882,129
Reinvestment of distributions	161,112	3,905,346	128	3,543
Shares redeemed	(155,362)	(3,524,667)	(284,861)	(8,669,839)
	117,906	2,963,548	(159,333)	(4,784,167)
Class P Shares
Shares sold	5,027,798	115,316,603	656,903	22,358,809
Reinvestment of distributions	1,279,518	34,137,536	19,262	568,617
Shares redeemed	(4,134,989)	(97,541,556)	(404,571)	(13,845,592)
	2,172,327	51,912,583	271,594	9,081,834

NET INCREASE/(DECREASE)	3,152,768	$77,672,211	(6,263,227)	$(179,925,376)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	877,579	$27,274,662	200,305	$8,989,161
Reinvestment of distributions	3,171,796	47,830,685	49,962	2,024,645
Shares redeemed	(2,563,878)	(39,266,880)	(479,824)	(21,229,689)
	1,485,497	35,838,467	(229,557)	(10,215,883)
Class C Shares
Shares sold	363,364	6,914,183	21,857	709,037
Reinvestment of distributions	4,490,243	12,303,265	12,362	363,996
Shares redeemed	(2,485,904)	(7,819,885)	(58,186)	(1,901,256)
Shares reduced by reverse share split	(2,357,001)	—	—	—
	10,702	11,397,563	(23,967)	(828,223)
Institutional Shares
Shares sold	1,051,433	24,658,161	954,048	51,400,881
Reinvestment of distributions	2,934,400	72,098,210	133,643	6,550,783
Shares redeemed	(4,596,505)	(112,414,031)	(3,096,424)	(167,651,024)
	(610,672)	(15,657,660)	(2,008,733)	(109,699,360)
Investor Shares
Shares sold	303,538	5,111,497	2,878,928	130,807,137
Reinvestment of distributions	2,144,431	35,940,663	443,811	18,615,787
Shares redeemed	(2,242,252)	(38,694,688)	(14,448,839)	(678,528,770)
	205,717	2,357,472	(11,126,100)	(529,105,846)
Class R6 Shares
Shares sold	219,762	5,783,179	990,249	52,473,767
Reinvestment of distributions	1,889,851	46,509,244	134,792	6,611,412
Shares redeemed	(2,911,750)	(67,070,069)	(5,811,777)	(308,314,516)
	(802,137)	(14,777,646)	(4,686,736)	(249,229,337)
Class R Shares
Shares sold	102,975	1,279,083	47,078	1,999,938
Reinvestment of distributions	334,627	4,303,299	8,078	311,653
Shares redeemed	(204,616)	(2,445,242)	(157,505)	(6,656,958)
	232,986	3,137,140	(102,349)	(4,345,367)
Class P Shares
Shares sold	340,438	6,683,825	16,769	925,178
Reinvestment of distributions	214,331	5,274,692	7,360	361,013
Shares redeemed	(473,383)	(9,725,297)	(83,999)	(4,668,279)
	81,386	2,233,220	(59,870)	(3,382,088)

NET INCREASE/(DECREASE)	603,479	$24,528,556	(18,237,312)	$(906,806,104)

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Notes to Financial Statements (continued)

October 31, 2022

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	741,676	$26,976,820	566,524	$27,357,223
Reinvestment of distributions	1,110,993	41,255,586	17,972	733,047
Shares redeemed	(1,242,764)	(45,205,678)	(700,432)	(32,964,079)
	609,905	23,026,728	(115,936)	(4,873,809)
Class C Shares
Shares sold	39,790	878,125	42,344	1,422,441
Reinvestment of distributions	145,934	2,976,487	889	24,811
Shares redeemed	(138,061)	(2,768,481)	(85,171)	(2,791,574)
	47,663	1,086,131	(41,938)	(1,344,322)
Institutional Shares
Shares sold	2,487,092	140,827,956	2,422,336	155,514,994
Reinvestment of distributions	1,395,749	78,161,504	31,205	1,727,414
Shares redeemed	(2,387,969)	(134,309,938)	(1,545,560)	(101,726,881)
	1,494,872	84,679,522	907,981	55,515,527
Investor Shares
Shares sold	5,980,989	244,700,941	2,218,254	107,386,728
Reinvestment of distributions	2,401,504	88,614,645	68,663	2,781,203
Shares redeemed	(5,312,560)	(238,137,593)	(3,851,812)	(180,467,491)
	3,069,933	95,177,993	(1,564,895)	(70,299,560)
Class R6 Shares
Shares sold	2,286,871	129,883,436	2,244,099	143,401,680
Reinvestment of distributions	1,158,040	64,837,855	28,540	1,579,576
Shares redeemed	(2,363,169)	(136,573,062)	(1,643,652)	(105,757,051)
	1,081,742	58,148,229	628,987	39,224,205
Class R Shares
Shares sold	162,506	5,848,899	143,180	6,706,149
Reinvestment of distributions	186,001	6,663,870	2,943	117,344
Shares redeemed	(221,628)	(7,624,666)	(152,368)	(7,129,277)
	126,879	4,888,103	(6,245)	(305,784)
Class P Shares
Shares sold	178,113	9,044,783	126,625	7,802,899
Reinvestment of distributions	170,528	9,546,149	4,947	273,740
Shares redeemed	(144,345)	(7,822,651)	(149,515)	(9,843,214)
	204,296	10,768,281	(17,943)	(1,766,575)

NET INCREASE (DECREASE)	6,635,290	$277,774,987	(209,989)	$16,149,682

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	193,178	$10,597,907	207,268	$13,062,919
Reinvestment of distributions	1,370,090	78,101,475	227,426	12,992,585
Shares redeemed	(834,351)	(44,698,804)	(678,999)	(44,102,994)
	728,917	44,000,578	(244,305)	(18,047,490)
Class C Shares
Shares sold	54,504	2,634,953	57,587	3,282,580
Reinvestment of distributions	98,696	4,769,992	15,127	762,084
Shares redeemed	(104,153)	(4,722,157)	(113,279)	(6,257,364)
	49,047	2,682,788	(40,565)	(2,212,700)
Institutional Shares
Shares sold	806,576	45,492,765	728,154	48,148,149
Reinvestment of distributions	1,146,235	68,455,553	208,034	12,322,729
Shares redeemed	(1,267,861)	(71,973,665)	(1,207,280)	(79,403,501)
	684,950	41,974,653	(271,092)	(18,932,623)
Service Shares
Shares sold	12,101	665,028	10,669	694,330
Reinvestment of distributions	22,830	1,290,452	4,293	243,533
Shares redeemed	(22,622)	(1,213,889)	(35,614)	(2,372,863)
	12,309	741,591	(20,652)	(1,435,000)
Investor Shares
Shares sold	427,149	24,207,316	464,534	29,994,670
Reinvestment of distributions	521,209	29,215,058	78,789	4,441,328
Shares redeemed	(887,915)	(47,964,185)	(448,219)	(28,495,429)
	60,443	5,458,189	95,104	5,940,569
Class R6 Shares
Shares sold	216,342	13,390,962	65,402	4,400,402
Reinvestment of distributions	65,441	3,904,300	7,120	421,374
Shares redeemed	(114,396)	(6,301,879)	(44,390)	(3,013,307)
	167,387	10,993,383	28,132	1,808,469
Class R Shares
Shares sold	70,899	3,845,960	75,688	4,589,321
Reinvestment of distributions	86,368	4,786,764	33,114	1,850,453
Shares redeemed	(95,496)	(5,016,186)	(578,215)	(34,437,536)
	61,771	3,616,538	(469,413)	(27,997,762)
Class P Shares
Shares sold	3,889,263	199,733,591	536,918	34,615,121
Reinvestment of distributions	1,094,747	65,314,484	208,354	12,331,032
Shares redeemed	(3,611,997)	(196,398,090)	(817,391)	(54,251,909)
	1,372,013	68,649,985	(72,119)	(7,305,756)

NET INCREASE/(DECREASE)	3,136,837	$178,117,705	(994,910)	$(68,182,293)

131

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund, Small Cap Growth Insights Fund, and U.S. Equity Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s, Small Cap Growth Insights Fund’s, and U.S. Equity Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2022. The Trustees noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. They observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. The Trustees noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%

Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47

Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44

Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44

Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

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Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days in a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund
Share Class	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*

Class A
Actual	$1,000.00	$922.74		$4.51	$1,000.00	$966.03		$4.63	$1,000.00	$985.47		$6.07
Hypothetical 5% return	1,000.00	1,020.51	+	4.74	1,000.00	1,020.50	+	4.76	1,000.00	1,019.09	+	6.17
Class C
Actual	1,000.00	919.08		8.13	1,000.00	962.25		8.33	1,000.00	981.98		9.81
Hypothetical 5% return	1,000.00	1,016.73	+	8.55	1,000.00	1,016.72	+	8.56	1,000.00	1,015.31	+	9.97
Institutional
Actual	1,000.00	924.13		2.72	1,000.00	967.54		2.80	1,000.00	987.60		4.22
Hypothetical 5% return	1,000.00	1,022.38	+	2.86	1,000.00	1,022.36	+	2.87	1,000.00	1,020.95	+	4.30
Service
Actual	1,000.00	922.21		5.14	1,000.00	965.61		5.27	1,000.00	985.08		6.72
Hypothetical 5% return	1,000.00	1,019.86	+	5.40	1,000.00	1,019.84	+	5.42	1,000.00	1,018.43	+	6.83
Investor
Actual	1,000.00	923.71		3.30	1,000.00	967.24		3.39	1,000.00	986.76		4.82
Hypothetical 5% return	1,000.00	1,021.77	+	3.47	1,000.00	1,021.76	+	3.48	1,000.00	1,020.35	+	4.91
Class R6
Actual	1,000.00	924.40		2.67	1,000.00	967.60		2.75	1,000.00	987.60		4.17
Hypothetical 5% return	1,000.00	1,022.43	+	2.81	1,000.00	1,022.41	+	2.82	1,000.00	1,021.00	+	4.24
Class R
Actual	1,000.00	921.39		5.72	1,000.00	964.88		5.86	1,000.00	984.43		7.32
Hypothetical 5% return	1,000.00	1,019.25	+	6.01	1,000.00	1,019.24	+	6.03	1,000.00	1,017.83	+	7.44
Class P
Actual	1,000.00	924.32		2.67	1,000.00	968.01		2.75	1,000.00	987.60		4.17
Hypothetical 5% return	1,000.00	1,022.43	+	2.81	1,000.00	1,022.41	+	2.82	1,000.00	1,021.00	+	4.24

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

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Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited) (continued)

	Small Cap Growth Insights Fund				Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*

Class A
Actual	$1,000.00	$995.83		$6.11	$1,000.00	$983.71		$6.06	$1,000.00	$950.31		$4.59
Hypothetical 5% return	1,000.00	1,019.09	+	6.18	1,000.00	1,019.09	+	6.17	1,000.00	1,020.50	+	4.75
Class C
Actual	1,000.00	990.54		9.85	1,000.00	979.61		9.79	1,000.00	946.81		8.26
Hypothetical 5% return	1,000.00	1,015.31	+	9.97	1,000.00	1,015.31	+	9.97	1,000.00	1,016.72	+	8.55
Institutional
Actual	1,000.00	997.44		4.25	1,000.00	985.44		4.22	1,000.00	952.11		2.77
Hypothetical 5% return	1,000.00	1,020.95	+	4.30	1,000.00	1,020.96	+	4.29	1,000.00	1,022.37	+	2.87
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	949.75		5.22
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.85	+	5.41
Investor
Actual	1,000.00	996.25		4.85	1,000.00	984.74		4.82	1,000.00	951.58		3.36
Hypothetical 5% return	1,000.00	1,020.35	+	4.91	1,000.00	1,020.35	+	4.90	1,000.00	1,021.76	+	3.48
Class R6
Actual	1,000.00	997.96		4.20	1,000.00	985.44		4.17	1,000.00	952.06		2.72
Hypothetical 5% return	1,000.00	1,021.00	+	4.25	1,000.00	1,021.01	+	4.24	1,000.00	1,022.42	+	2.82
Class R
Actual	1,000.00	994.13		7.36	1,000.00	982.25		7.31	1,000.00	949.18		5.81
Hypothetical 5% return	1,000.00	1,017.83	+	7.44	1,000.00	1,017.83	+	7.44	1,000.00	1,019.24	+	6.02
Class P
Actual	1,000.00	997.45		4.20	1,000.00	985.43		4.17	1,000.00	952.25		2.72
Hypothetical 5% return	1,000.00	1,021.00	+	4.25	1,000.00	1,021.01	+	4.24	1,000.00	1,022.42	+	2.82

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Large Cap Growth Insights Fund	0.93%	1.68%	0.56%	1.06%	0.68%	0.55%	1.18%	0.55%
Large Cap Value Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55
Small Cap Equity Insights Fund	1.21	1.96	0.84	1.34	0.96	0.83	1.46	0.83
Small Cap Growth Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
Small Cap Value Insights Fund	1.21	1.96	0.84	N/A	0.96	0.83	1.46	0.83
U.S. Equity Insights Fund	0.93	1.68	0.56	1.06	0.68	0.55	1.18	0.55

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

140

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2022, 4.97%, 21.46%, 5.10%, 1.53%, 8.00%, and 8.66% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2022, 0.31%, 0.87%, 1.19%, 0.31%, 1.58%, and 0.47% of the dividend paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify as section 199A dividends.

For the year ended October 31, 2022, 3.47%, 11.84%, 6.02%, 1.77%, 6.57%, and 6.47% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights Funds, Small Cap Value Insights, and U.S. Equity Insights Funds designated $245,493,255, $19,262,642, $51,993,215, $15,721,281, $78,533,128, and $97,356,095 respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

During the fiscal year ended October 31, 2022, the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, designated $251,381,716, $43,733,399, $86,873,713, $213,271,444, $209,373,773, and $156,302,412 respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

143

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 301201-OTU-1718802 DOMINSAR-22

Goldman Sachs Funds

Annual Report	October 31, 2022

Fundamental Equity International Funds
China Equity
Emerging Markets Equity
ESG Emerging Markets Equity
International Equity ESG
International Equity Income

Goldman Sachs Fundamental Equity International Funds

∎	CHINA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

Market Review

International Equities

International equities struggled during the 12-month period ended October 31, 2022 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of -23.00%.*

As the Reporting Period began, international equity markets receded in November 2021 following a strong October. The markets fell around fears the new Omicron variant of COVID-19 would weigh on investor sentiment. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Japan’s equity market fell due to both inflation and supply-chain issues as well as concerns about the Omicron variant. Persistently high inflation weighed on market sentiment as well. Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare around the Omicron variant dissipated among studies showing its symptoms were less severe than prior variants. Also, value stocks outperformed growth stocks, which benefited international equities given their relatively high value/cyclical exposures.

During the first quarter of 2022, international equities fell, facing pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter. Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced concerns around supply-side inflation and led markets to worry about a potential stagflation scenario — particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. European equities declined in line with other global market equities due to the ongoing geopolitical crisis and the region’s dependence on Russian oil and gas. Japanese equities similarly fell on concerns around rising interest rates and the spread of Omicron but outperformed other developed markets due to limited economic exposure to Russia and Ukraine.

International equities declined more significantly in the second quarter of 2022, with all major regions — Europe, Japan and Asia Pacific ex-Japan — performing roughly in line with each other. Inflationary pressures and concerns persisted throughout the quarter, and odds of a U.S. recession continued to grow. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, therefore mitigating the disruption. In Europe, the geopolitical crisis persisted with the ongoing war in Ukraine and potential gas shortages due to reduced supply from Russia. This was particularly concerning for countries with a high energy dependence, such as Italy, France, Spain and Germany. Japanese equities fell as the yen significantly weakened against the U.S. dollar.

During the third quarter of 2022, international equities continued to decline. As in the prior quarter, all major regions performed similarly, as markets continued to be volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising interest rates and strained supply chains. Europe also continued to battle with the energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. The Bank of Japan revised its economic growth projections lower due to weakened global economies but left its monetary policy unchanged. The sharply widening differential between Japanese and U.S. interest rates during the quarter was a significant factor in the consistent weakening of the yen. Beyond the broader concerns of inflation, China’s Zero-COVID policy continued to slow its economy and strain global supply chains.

*	All index returns are expressed in U.S. dollar terms.

1

MARKET REVIEW

International equities then rallied in October 2022. Europe was the top-performing region, followed by Japan and then Asia ex-Japan. Markets remained volatile and under pressure from macroeconomic headwinds, including inflationary pressures and interest rate hikes. However, in Europe, equities benefited from resilient third quarter 2022 earnings from companies that had reported thus far as well as from optimism that the pace of interest rate increases could soon slow. In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of the month, and Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept its interest rates low. Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term.

For the Reporting Period as a whole, energy was by far the strongest performing sector in the MSCI EAFE Index and the only one to post a positive absolute return. Health care and consumer staples each posted a double-digit negative absolute return but were among those sectors that still outperformed the MSCI EAFE Index for the Reporting Period. The weakest performing sectors in the MSCI EAFE Index were information technology, consumer discretionary and real estate, with each generating more robust double-digit negative absolute returns during the Reporting Period.

All three major regions represented in the MSCI EAFE Index posted double-digit negative absolute returns for the Reporting Period overall, but Asia ex-Japan was least weak, followed closely behind by Europe and then Japan. From a country perspective, all constituents of the MSCI EAFE Index posted double-digit negative absolute returns during the Reporting Period. However, on a relative basis, the U.K., Australia and Switzerland were the strongest performing constituents of the MSCI EAFE Index during the Reporting Period. Among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period, were the Netherlands, Sweden and Germany.

Emerging Markets Equities

Emerging markets equities fell significantly during the Reporting Period. The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of -31.03%.* Emerging markets equities materially underperformed developed markets equities on a relative basis, as measured by the MSCI EAFE Index, which returned -23.00% for the same time period.

As the Reporting Period began in November 2021, the MSCI EM Index fell sharply, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery. In December 2021, emerging markets equity markets rose. Global economic data was encouraging despite market participants closely monitoring the implications of the spread of the Omicron variant, inflation remaining top of mind for investors, and China’s heightened regulations, mainly in the technology sector, weighing on sentiment.

The MSCI EM Index fell in each of the first four months of 2022. In January, both growing tensions between Russia and Ukraine and rising global borrowing costs worried investors. COVID-19 cases surged and hospitalizations rose, further dampening investor sentiment around an economic recovery across emerging markets. In February, the Russia/Ukraine situation deteriorated sharply, with Russia launching a full-scale invasion, triggering a sell-off in emerging markets equities. In March and April, the Russia/Ukraine war continued to drive a sell-off in emerging markets equities. Additionally in April, as inflation loomed internationally, the acceleration in global food prices rivaled the move in oil prices, creating a new set of risks for the emerging markets.

In May 2022, emerging markets equities, as measured by the MSCI EM Index, rose, albeit slightly. The war in Ukraine and international inflation remained risks for the emerging markets. However, in Asia, China’s economic activity improved significantly as lockdowns lifted in many cities across the country, benefiting not just China’s equity market but also Taiwan’s, as investors there hoped for supply-chain normalization and an overall economic uptick.

Following the brief reprieve, the MSCI EM Index then fell again in June and July 2022. In June, emerging markets equities fell as global inflationary concerns and contractionary central banks hindered economic growth. Inflation remained top of mind for investors, as central banks in Europe, Asia and South America announced plans to raise interest rates in the next 12 months in an effort to get ahead of rising consumer prices. In July, emerging markets equities fell as governments battled high inflation and transitioned away from COVID-era fiscal policies.

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

August 2022 proved to be another brief respite for emerging markets equities, with the MSCI EM Index rising modestly. Equities continued to struggle to overcome high inflation and contractionary central bank policies. In China, new lockdowns placed several million Chinese citizens under heavy COVID-19 restrictions, weighing on industrial activity and consumption. However, elsewhere in Asia, the Indian equity market rose, as flows from foreign portfolio investors were net positive for a second consecutive month after nine months of net outflows. In Latin America, the Brazilian equity market also rose, as its labor market and economic activity remained surprisingly strong despite its central bank raising interest rates.

The MSCI EM Index fell in September and October 2022. In September, emerging markets equities fell as central banks hiked interest rates, inflationary pressures remained elevated, and recession concerns triggered large outflows from the emerging markets universe. In October, emerging markets equities fell as economies continued to struggle with high inflation and contractionary central bank policy. Chinese equities fell dramatically, as lockdowns continued to place several cities under COVID-19 restrictions and the closely-watched 20th Party Congress in China offered no signal to investors that this strategy would change in the near future. Investor confidence was further dampened following the news that China’s government planned to maintain its Zero-COVID policy. Still, lifting the emerging markets equity markets somewhat were major transitions of political power, including that of Brazil. As a growing list of opposition leaders recognized Lula’s victory as incoming President in Brazil, markets rallied slightly because investors grew increasingly confident that a peaceful transition of power would take place.

For the Reporting Period as a whole, all 11 sectors of the MSCI EM Index posted negative absolute returns. On a relative basis, utilities was the strongest sector in the MSCI EM Index during the Reporting Period, the only one to post a single-digit negative return. Financials and industrials each posted a double-digit negative absolute return but were among those sectors that still outperformed the MSCI EM Index for the Reporting Period. Consumer discretionary, communication services and real estate were the weakest performing sectors in the MSCI EM Index, each generating a more robust negative absolute return during the Reporting Period.

From a country perspective, Brazil, Turkey and Chile were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each of which posted a double-digit absolute gain. Conversely, the weakest constituents of the MSCI EM Index during the Reporting Period were Hungary, China and Poland, each generating a robust double-digit negative absolute return. Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Market Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine in late February. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”

Looking Ahead

International Equities

In our opinion, the view ahead for international equities remains challenged, as markets remain plagued by headwinds, including the Russia/Ukraine geopolitical crisis, supply-chain disruptions and elevated commodity prices, inflationary pressures and interest rates. In turn, at the end of the Reporting Period, we expected international equity markets to remain highly volatile in the months ahead. Inflation data reported toward the end of the Reporting Period came in at levels higher than consensus expected across the globe, highlighting the need, in our view, to continue employing monetary policy measures. We expected the contractionary stance to persist, with various central banks anticipated to increase the aggressiveness of interest rate hikes. We also believed the rise in commodity prices and stickiness of supply-chain disruptions, in conjunction with macroeconomic headwinds, could lead to a further slowdown in the global economy and put increased pressures on company margins. Such a situation, we feel, should ideally shift market focus back to company fundamentals and lead to a style rotation back into growth and quality, both of which remained out of favor during the Reporting Period overall.

Should investors revert their focus to companies with earnings resilience along with the pricing power and competitive positioning to defend margins, we expect high operational and financial strength to become increasingly relevant. In our opinion, quality stocks have had a reliable history of outperforming across market cycles, albeit with short, punctuated spans of relative weakness. As active investors, we have continued to build meaningful positions in what we consider to be high quality resilient businesses

3

MARKET REVIEW

and complement those positions with select cyclical exposure to companies likely, in our view, to extend their newfound leadership. We remain cognizant of the fact that the companies owned by the Fundamental Equity International Funds will have to face challenging economic times at some point, predictable or not. We select them because of our confidence in their ability to grow and prosper relative to their competitors over the economic cycle. We are fundamental investors and remain focused on the long term rather than trying to time the ups and downs of short-term market gyrations.

As always, we maintain our focus on seeking companies with durable businesses that we believe will generate long-term growth in today’s ever-changing market conditions.

Emerging Markets Equities

The first ten months of 2022 were particularly challenging for emerging markets equities, but as we looked ahead, we saw opportunities across the asset class at the end of the Reporting Period. We highlight what we believed to be three key catalysts — 1) consumer-driven earnings growth expectations; 2) steadier commodity prices; and 3) improving economic indicators. We also highlight what we saw as three key risks — 1) global recession; 2) correction in valuations; and 3) new COVID-19 variants.

As for the catalysts, earnings for global equities, including emerging markets equities, were underwhelming at the end of the Reporting Period, in our view, but we were encouraged by forward-looking expected earnings for 2023. As emerging markets countries come out of lockdown, we have seen solid earnings growth expectations in consumer-driven sectors, including consumer staples, consumer discretionary and health care, which tend to have more companies that are sound businesses and generate less cyclical and more sustainable earnings growth compared to commodity-linked sectors. This may be further reassuring for emerging markets equity investors, as earnings in these companies are historically the primary driver for returns.

Secondly, while commodity prices have corrected somewhat, they were still fairly elevated at the end of the Reporting Period, which is favorable for emerging markets countries that rely on commodity exports as the primary driver of their local economies. Ongoing strength in commodity prices should help oft-overlooked regions like Latin America and the Middle East, in our opinion.

Finally, indicators of economic strength in the emerging markets have remained solid or even surprised to the upside, in our opinion. Purchasing Managers Index readings have been strong, and, further, inflation has been more controlled as a result of tightening monetary policy by emerging markets central banks. It is also important to note that Gross Domestic Product growth in some emerging markets countries has surprised to the upside.

Of course, it is also imperative that we acknowledge the various risk factors that could affect returns for the asset class. First, the MSCI EM Index was especially weak through the first ten months of 2022 and for the third quarter of 2022 in particular, potentially signaling a recession for emerging markets as well as for the broader global economy. The resulting aggressive risk-off sentiment, or heightened risk aversion, may prompt sell-offs and a flight to perceived safety for emerging markets investors driven by sentiment rather than by fundamentals. Secondly, emerging markets equities valuations had corrected, but the same was true for developed markets equities. Finally, as it pertains to the COVID-19 pandemic, potential new vaccine-resistant variants will likely be a concern for the foreseeable future and cause disruptions as we saw in China. On balance, we believed at the end of the Reporting Period that these risks were well-signaled through the actions of central banks more aggressively tightening monetary policy and more than adequately priced in. We thus viewed the near-term months ahead as an interesting entry point into the emerging markets equities markets for medium-term investors.

As disciplined, bottom-up investors, we intend to stay true to our investment philosophy and seek to avoid trying to time markets or seek exposure to binary geopolitical outcomes. While we have framed our view ahead around the prospects for the asset class in general, from an investment perspective, we intend to continue to focus on finding sound businesses that we believe are trading at meaningful discounts. We remain cognizant of externalities but believe by being selective and discriminatory at the company level, there are compounding opportunities to be found across the emerging markets equities landscape.

4

PORTFOLIO RESULTS

Goldman Sachs China Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs China Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -50.53%, -50.89%, -50.35%, -50.40%, -50.37% and -50.35%, respectively. These returns compare to the -42.58% average annual total return of the Fund’s benchmark, the MSCI China All Shares Index (Net, USD, Unhedged) (the “Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation also detracted from the Fund’s relative results during the Reporting Period, albeit much more modestly.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Bilibili, Weimob and China Merchants Bank.

Bilibili operates a major online video sharing and online services platform in China, focusing on comics, animation content, life entertainment and knowledge-related content. Despite the company’s promising user acquisition growth and platform engagement, its share price remained under pressure during the Reporting Period, as Chinese government regulations against Internet companies, American Depositary Receipts de-listing fears and valuation corrections against slower economic growth weighed on performance. As Bilibili had also been one of the Fund’s primary detractors during the prior Reporting Period, we sold the Fund’s position in the company by the end of this Reporting Period.

Weimob is a software company providing cloud-based commerce and marketing solutions. COVID-19 severely impacted Weimob’s 2022 software-as-a-service new contract value, reducing its share price significantly. COVID-19-related disruptions also significantly impacted the catering business and small-to-medium enterprise customers on a broad level. As such, the company’s management guided the revenue growth of its Smart Catering business segment to be limited in calendar year 2022 and the revenue growth of its WeiMall business segment to be moderate. Given this guidance, we opted to sell the Fund’s position in Weimob by the end of the Reporting Period.

China Merchants Bank is a bank with a strong focus on retail banking services in China. In our view, China Merchants Bank has one of the best brands and customer bases among Chinese banks, including a strong share in the mass-affluent segment. During the Reporting Period, its stock price declined amid a backdrop of a real estate crisis in China. However, at the end of the Reporting Period, we saw the bank as a long-term winner in the China banking sector with strong franchise quality, and so we continued to hold the position in the Fund. We continued to like China Merchant Bank’s focus on consumer banking, which caters to the growing financial services needs of the premier customer groups in China. Also, we believed the bank was a leader among its peers in investment in technology and has leveraged this to secure low-cost funding, which is crucial, in our view, for its long-term profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Shenzhen Inovance Technology, Tsingtao Brewery and NIO.

Shenzhen Inovance Technology engages in the manufacture, sale and research and development of industrial automation control products. Early in the Reporting Period, new order momentum, driven by 3C electronic products, lithium battery dynamics and packaging, was strong. (3C electronic products

5

PORTFOLIO RESULTS

refers to computer, communication and consumer electronic products.) Later in the Reporting Period, the company performed well due to strong demand from new energy industries, such as lithium battery and photovoltaics, and a rising localization rate among automation products. The company experienced order increases from July through October 2022, and its management stated it expects this trend to continue through 2023. At the end of the Reporting Period, we continued to hold the position, as we foresaw significant upside potential for the company in the near term.

Tsingtao Brewery is a leading brewery in the country. During the Reporting Period, investor sentiment around the company remained positive, largely due to the company’s renewed focus on the premium segment, new equity incentive plans to align management interests, and beneficial positioning with regard to the secular trend of premiumization in China. (Premiumization is the move toward more expensive premium products.) During the second quarter of 2022, its stock price particularly benefited from rising average selling prices for premium beers in China as well as enhanced efficiencies within the company’s operations.

NIO, a new purchase for the Fund during the Reporting Period, is a Chinese multinational automobile manufacturer headquartered in Shanghai, specializing in designing and developing electric vehicles. During the Reporting Period, NIO introduced several new models but saw its share price decline significantly on supply-chain bottlenecks. NIO proved to be a top contributor to the Fund’s relative results because the Fund held an underweighted position in its stock relative to the Index. At the end of the Reporting Period, we continued to hold the position, as we expected a resolved supply-chain bottleneck and increased volume growth in the near term.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted from the Fund’s relative results most during the Reporting Period were financials, consumer discretionary and health care, wherein stock selection in each was weak. Conversely, the only sector that contributed positively to the Fund’s relative results during the Reporting Period was consumer staples, wherein stock selection proved effective. Having a position in cash, albeit modest, during a Reporting Period when the Index declined significantly, also buoyed the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the new purchase of NIO, mentioned earlier, we initiated a Fund position during the Reporting Period in Li Ning, one of China’s leading sports brand companies. The company mainly provides sporting goods, including footwear, apparel, equipment and accessories for both professional and leisure use. Li Ning 1990, one of the company’s newest and most successful products, is still at the early stage, which leaves room, in our view, for overall growth. Further, sneakers contribute significantly to the company’s revenue, and footwear sales were up approximately 50% year over year during the Reporting Period. We have conviction in Li Ning based on our view of its high quality apparel business, relatively inexpensive valuation and healthy inventory levels. Its valuation at the time of our purchase offered an attractive risk/reward profile, in our opinion.

We established a Fund position in LONGi Green Energy Technology (“LONGi”), a leading wafer, cell and module supplier globally. The company led the development of PERC cell technologies by first producing Mono-Si wafers in mass scale. (PERC stands for Passivated Emitter and Rear Cell. PERC cell technology defines a solar cell architecture that differs from the standard cell architecture that has been in use for three decades and that is usually featured in photovoltaic manuals. Mono-Si is short for monocrystalline silicon, which is the base material for silicon-based discrete components and integrated circuits used in virtually all modern electronic equipment. Mono-Si also serves as a photovoltaic, light-absorbing material in the manufacture of solar cells.) Given higher cell efficiencies, rapidly declining production costs through the adoption of diamond wire sawing (from mortar wire cutting) with lower cost and improvement in ingot growth and other technologies, Mono-Si wafers are increasingly replacing Multi-Si wafers. As a result of increasing penetration, LONGi has enjoyed a relatively strong gross margin. Moreover, LONGi has begun to tap into the downstream market by expanding cell and module capacity and building both its brand recognition and distribution channels in domestic and overseas markets.

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PORTFOLIO RESULTS

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in ENN Energy, a major natural gas distributor and provider of natural gas engineering services in China. During the Reporting Period, we decided to sell the position based on what we viewed as the risks of a resurgence of COVID-19 cases in the country and subsequent lockdowns in accordance with China’s Zero-COVID strategy. Such a scenario could, in turn, lead to a disruption in demand and a notable effect on revenues due to potential closures within commercial establishments.

We eliminated the Fund’s position in Topsports, the largest sports retailer in China through both offline and online retail channels. It is the largest distributor for Nike and Adidas in China, which contributes to a majority of its revenue, but partners with a wide variety of other popular brands as well. During the Reporting Period, Topsports was consolidating its offline stores and diversifying into more brands. The customer base in China is significant given rising awareness of health and wellness, increasing sports participation and greater income in the general population. However, given the broad correction in the Chinese equity market, we sold the position to pursue other investment opportunities, including Li Ning, mentioned above.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to consumer discretionary and consumer staples increased, and its allocations to information technology, health care, materials and energy decreased. The Fund’s allocation to cash increased during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Index in the industrials, consumer staples, communication services and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Index in the materials, information technology, real estate, utilities, financials and energy sectors and was neutral in the health care sector.

As always, we remained focused on individual stock selection, with sector positioning being a secondary, closely-monitored effect.

7

FUND BASICS

China Equity Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1,2]

Holding	% of Net Assets	Line of Business

Tencent Holdings Ltd.	6.1%	Media & Entertainment
Kweichow Moutai Co. Ltd., Class A	5.8	Food, Beverage & Tobacco
Meituan, Class B	4.1	Retailing
Alibaba Group Holding Ltd.	3.8	Retailing
Contemporary Amperex Technology Co. Ltd., Class A	3.3	Capital Goods
China Merchants Bank Co. Ltd., Class H	2.9	Banks
Bank of Ningbo Co. Ltd., Class A	2.8	Banks
NetEase, Inc.	2.5	Media & Entertainment
Shenzhen Inovance Technology Co. Ltd., Class A	2.4	Capital Goods
BYD Co. Ltd., Class A	2.4	Automobiles & Components

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2022

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at October 31, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS CHINA EQUITY FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® China All Shares Index (Net, USD, Unhedged) is shown. The MSCI® China All Shares Index commenced operations in 2014. Since the MSCI® China All Shares Index has not been in existence for 10 full calendar years as of the end of the Reporting Period, 10 year returns are not available. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

China Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-50.53%	-5.98%	1.46%	—
Including sales charges	-53.24%	-7.04%	0.89%	—

Class C
Excluding contingent deferred sales charges	-50.89%	-6.68%	0.70%	—
Including contingent deferred sales charges	-51.38%	-6.68%	0.70%	—

Institutional	-50.35%	-5.66%	1.83%	—

Investor (Commenced February 28, 2014)	-50.40%	-5.75%	N/A	0.55%

Class R6 (Commenced February 28, 2018)	-50.37%	N/A	N/A	-7.34%

Class P (Commenced April 16, 2018)	-50.35%	N/A	N/A	-7.38%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -40.71%, -41.14%, -40.52%, -40.80%, -40.56%, -40.51% and -40.51%, respectively. These returns compare to the -31.03% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation and country allocation overall added value, albeit modestly. From a country perspective, allocation positioning in Mexico, Indonesia and Greece contributed most positively to the Fund’s performance. Effective stock selection in Mexico also added value. The countries that detracted most from the Fund’s relative results during the Reporting Period were Brazil, China and India, wherein stock selection overall in each hurt.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in TCS Group Holdings, Tencent Holdings and China Merchants Bank.

TCS Group Holdings, formerly based in Russia but now based in Cyprus, is the second-largest company in the Russian credit card market. It is also a provider of online loans and lifestyle services to individuals as well as transactional services to small and medium enterprises. Its stock fell dramatically during the Reporting Period as a result, initially, of political tensions between Russia and Ukraine and, subsequently, of Russia’s invasion of Ukraine. We trimmed but held the position in the Fund at the end of the Reporting Period.

Tencent Holdings is one of the largest Internet service providers in China, providing social media, online gaming, advertising, payment services and more through its various subsidiaries. It has leading market positions in many of its business segments, including one of the largest instant messaging and social media platforms in China. In addition, the company’s payment segment, Tenpay, is one of the largest mobile payment companies in China. During the Reporting Period, shares of Tencent Holdings were negatively affected by the Chinese regulatory environment. Also, there was news from major shareholder Naspers that it was selling shares of Tencent Holdings to fund buybacks, which put further pressure on its share price. At the end of the Reporting Period, we held the position, as the company had begun shifting its focus to expanding its global gaming business, which we felt may help the company over the longer term.

China Merchants Bank is a bank with a strong focus on retail banking services in China. In our view, China Merchants Bank has one of the best brands and customer bases among Chinese banks, including a strong share in the mass-affluent segment. During the Reporting Period, its stock price declined amid a backdrop of a real estate crisis in China. However, at the end of the Reporting Period, we saw the bank as a long-term winner in the China banking sector with strong franchise quality, and so we continued to hold the position in the Fund. We continued to like China Merchant Bank’s focus on consumer banking, which caters to the growing financial services needs of the premier customer groups in China. Also, we believed the bank was a leader among its peers in investment in technology and has

10

PORTFOLIO RESULTS

leveraged this to secure low-cost funding, which is crucial, in our view, for its long-term profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Arca Continental, Bank Central Asia and Saudi Tadawul Group (“STG”).

Arca Continental is a Mexican beverage company and one of the largest Coca-Cola bottlers in the Americas, with bottling rights in Mexico, the U.S., Peru, Argentina and Ecuador. During the Reporting Period, the company’s stock generated double-digit absolute gains, benefiting from its high margins and solid returns across several of its regions, including the U.S. The company also posted strong operating results in the last full quarter of the Reporting Period, as a result of post-COVID-19 pandemic volume recovery from restaurants, schools, entertainment venues and more, all while supermarket volumes remained resilient. Further, the company was able to contain the impact of higher raw material prices through a combination of strong pricing and effective cost controls. At the end of the Reporting Period, we believed Arca Continental was well positioned to maintain its solid position in the beverage market over the long term.

Bank Central Asia is the largest private bank in Indonesia, as measured by assets and deposits. During the Reporting Period, its shares enjoyed solid single-digit gains, benefiting from rising interest rates, as banks attempted to combat the impacts of a strengthening U.S. dollar. At the end of the Reporting Period, we continued to view Bank Central Asia as a high quality bank that has one of the strongest governance track records in Indonesia. Further, we believed it has a best-in-class asset quality, liability and fee profile, leading to its standing as one of the strongest return on assets franchises in the Asia region. Additionally, we believed the bank may be well positioned to navigate near-term macro uncertainties, and we remained optimistic about its long-term prospects.

STG, a new purchase for the Fund during the Reporting Period, based in Saudi Arabia, is the leading stock exchange in the Middle East and North Africa region, as measured by market capitalization of listed equities and average daily trading volume. The company is the sole regulated operator of equities exchange, depository and clearance and settlement in the region. STG’s exchange business is one of the largest contributors to its revenue and provides infrastructure for listing equities, fixed income and traded funds. In addition, the company offers the most liquid cash market in the region. Its stock price proved resilient during the Reporting Period based on positive investor sentiment, supported by elevated oil prices, increased foreign flows into Saudi Arabia following the removal of Russia from the Index in March 2022, and a solid Initial Public Offering pipeline. At the end of the Reporting Period, we believed STG had two primary areas of potential growth. First, derivative offerings, as STG plans to introduce single-stock futures and equity options in the next few years. Second, its market data and data analytics segment, a source of non-trading revenue for the company. In our view, STG has significant protection from competition with its full spectrum of services and integrated business model of high growth potential parts of the market.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the communication services, financials and information technology sectors detracted from the Fund’s performance most during the Reporting Period. Conversely, having an overweighted allocation to consumer staples, which outperformed the Index during the Reporting Period, contributed most positively to the Fund’s performance. Effective stock selection in the real estate and energy sectors also added value as did having a position in cash, albeit modest, during a Reporting Period when the Index declined significantly.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of STG, mentioned earlier, we initiated a Fund position during the Reporting Period in ICICI Bank, the second-largest private sector bank, as measured by balance sheet size, in India. The company has been consistent, in our view, by showing a strong balance sheet and a healthy credit growth trajectory, coupled with superior core profitability, controlled provisions and steady asset quality. We also like the high growth delivered by ICICI Bank, as it is an outcome from its structural shift in its balance sheet as well as from operations efficiency. We further believe that what we see as a strong retail liability

11

PORTFOLIO RESULTS

franchise, together with healthy capital and provision buffers, should help the bank deliver consistent return on equity on a sustainable basis.

We established a Fund position in NetEase, one of the largest online and mobile game developers in China. NetEase, in our view, has a strong suite of gaming intellectual properties (“IPs”), including a growing number of partnership and co-development IPs. The company also offers music streaming and e-commerce services. We believe NetEase had outperformed the broader gaming industry during the Reporting Period, driven by its strong capabilities in game development and further expansion of game operations outside China. We further feel the company’s development and operations across personal computer, mobile and console games may help the company to outperform its peers in both revenue and earnings growth.

Conversely, we exited the Fund’s position in Kotak Mahindra Bank, a private sector bank in India. We had been following the stock closely after the head of the bank’s risk division left the firm, which caused a void that remained a key area of concern for us. Another area of concern for us was the higher exposure the bank has to commercial real estate through its two subsidiaries, Kotak Prime and Kotak Investments, which could potentially lead to higher credit costs, in our view. We further believed there could be potential complications with the company holding a 100% stake in insurance businesses when the Royal Bank of India, the country’s central bank, had asked lenders to reduce their exposures to insurance businesses to 50% or less. For all of these reasons, we decided to sell the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to Indonesia, Mexico and Greece and underweighted exposure to South Korea, Taiwan and Saudi Arabia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Malaysia, Qatar, Kuwait, Czech Republic, Colombia, Hungary, Peru, South Africa, Turkey and Chile, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to equity markets that are not components of the Index, including Singapore and Slovenia.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer staples, consumer discretionary and information technology at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, energy, utilities, communication services and industrials sectors at the end of the Reporting Period. The Fund had rather neutral allocations to the Index in the real estate, financial and health care sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

12

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1,2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	7.2%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	5.2	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	3.9	Media & Entertainment	China
Bank Central Asia Tbk PT	2.3	Banks	Indonesia
ICICI Bank Ltd.	2.1	Banks	India
iShares ESG Aware MSCI EM ETF	2.1	Exchange-Traded Fund	United States
Kweichow Moutai Co. Ltd., Class A	1.8	Food, Beverage & Tobacco	China
Banco Bradesco SA, 3.43%	1.7	Banks	Brazil
Infosys Ltd.	1.7	Software & Services	India
Meituan, Class B	1.7	Retailing	China

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2022

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-40.71%	-3.75%	1.80%	—
Including sales charges	-43.97%	-4.84%	1.23%	—

Class C
Excluding contingent deferred sales charges	-41.14%	-4.47%	1.05%	—
Including contingent deferred sales charges	-41.73%	-4.47%	1.05%	—

Institutional	-40.52%	-3.42%	2.18%	—

Service	-40.80%	-3.90%	1.68%	—

Investor	-40.56%	-3.51%	2.05%	—

Class R6 (Commenced July 31, 2015)	-40.51%	-3.40%	N/A	1.83%

Class P (Commenced April 16, 2018)	-40.51%	N/A	N/A	-4.81%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

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PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Emerging Markets Equity Team discusses the Goldman Sachs ESG Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -39.89%, -40.29%, -39.66%, -39.70%, -39.69%, -40.03% and -39.69%, respectively. These returns compare to the -31.03% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. Sector allocation and country allocation overall added value, albeit modestly. From a country perspective, effective stock selection and allocation positioning in Mexico and Greece contributed most positively to the Fund’s performance. Eliminating the Fund’s exposure to Russia also added value. The countries that detracted most from the Fund’s relative results during the Reporting Period were China, Brazil and India, wherein stock selection overall in each hurt.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in Tencent Holdings, TCS Group Holdings and China Merchants Bank.

Tencent Holdings is one of the largest Internet service providers in China, providing social media, online gaming, advertising, payment services and more through its various subsidiaries. It has leading market positions in many of its business segments, including one of the largest instant messaging and social media platforms in China. In addition, the company’s payment segment, Tenpay, is one of the largest mobile payment companies in China. During the Reporting Period, shares of Tencent Holdings were negatively affected by the Chinese regulatory environment. Also, there was news from major shareholder Naspers that it was selling shares of Tencent Holdings to fund buybacks, which put further pressure on its share price. At the end of the Reporting Period, we held the position, as the company had begun shifting its focus to expanding its global gaming business, which we felt may help the company over the longer term.

TCS Group Holdings, formerly based in Russia but now based in Cyprus, is the second-largest company in the Russian credit card market. It is also a provider of online loans and lifestyle services to individuals as well as transactional services to small and medium enterprises. Its stock fell dramatically during the Reporting Period as a result, initially, of political tensions between Russia and Ukraine and, subsequently, of Russia’s invasion of Ukraine. We trimmed but held the position in the Fund at the end of the Reporting Period.

China Merchants Bank is a bank with a strong focus on retail banking services in China. In our view, China Merchants Bank has one of the best brands and customer bases among Chinese banks, including a strong share in the mass-affluent

15

PORTFOLIO RESULTS

segment. During the Reporting Period, its stock price declined amid a backdrop of a real estate crisis in China. However, at the end of the Reporting Period, we saw the bank as a long-term winner in the China banking sector with strong franchise quality, and so we continued to hold the position in the Fund. We continued to like China Merchant Bank’s focus on consumer banking, which caters to the growing financial services needs of the premier customer groups in China. Also, we believed the bank was a leader among its peers in investment in technology and has leveraged this to secure low-cost funding, which is crucial, in our view, for its long-term profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Arca Continental, Banco Bradesco and Wal-Mart de Mexico.

Arca Continental is a Mexican beverage company and one of the largest Coca-Cola bottlers in the Americas, with bottling rights in Mexico, the U.S., Peru, Argentina and Ecuador. During the Reporting Period, the company’s stock generated double-digit absolute gains, benefiting from its high margins and solid returns across several of its regions, including the U.S. The company also posted strong operating results in the last full quarter of the Reporting Period, as a result of post-COVID-19 pandemic volume recovery from restaurants, schools, entertainment venues and more, all while supermarket volumes remained resilient. Further, the company was able to contain the impact of higher raw material prices through a combination of strong pricing and effective cost controls. At the end of the Reporting Period, we believed Arca Continental was well positioned to maintain its solid position in the beverage market over the long term.

Banco Bradesco is the second-largest private financial conglomerate in Brazil. The company’s main activities are banking and insurance. Its banking platform is one of the largest in the country with a large and well-diversified business mix. Its insurance business is the largest in Brazil with the majority of revenues coming from pensions. The bank has a sizable market share and competes with only a few other large institutions. It also has a well-diversified loan portfolio with high coverage. During the Reporting Period, Banco Bradesco reported solid first quarter 2022 earnings with strong results in its insurance business, and the bank also reported expenses that remained steady if not lower. At the end of the Reporting Period, we believed the bank’s stronger spreads will likely compensate for its higher cost of risk, and, as such, we believed the company may well continue to show strong results.

Wal-Mart de Mexico (“Walmex”) is the leading food retailer in Mexico. The company has approximately 50% market share in the formal market, leads in terms of national footprint and distribution capabilities, and delivers what we consider to be strong returns and cash flow. COVID-19 had a mixed effect on its business, as lockdowns helped drive sales, but the economic slowdown impacted its low-end Bodega store format more than others. As the world began to normalize during the Reporting Period and the Mexican economy started to recover, Walmex’s Bodega store format sales improved. The company is also the third largest company in e-commerce in Mexico, but the leader in food e-commerce, using its distribution infrastructure and store network to grow in other categories.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the communication services, financials and information technology sectors detracted from the Fund’s performance most during the Reporting Period. Conversely, effective stock selection in consumer staples and real estate contributed most positively to the Fund’s performance. Having an overweighted allocation to consumer staples, which outperformed the Index during the Reporting Period, and having an underweighted allocation to health care, which underperformed the Index during the Reporting Period, also added value. Having a position in cash, albeit modest, during a Reporting Period when the Index declined significantly helped as well.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in ICICI Bank, the second-largest private sector bank, as measured by balance sheet size, in India. The company has been consistent, in our view, by showing a strong balance sheet and a healthy credit growth trajectory, coupled with superior core profitability, controlled provisions and steady

16

PORTFOLIO RESULTS

asset quality. We also like the high growth delivered by ICICI Bank, as it is an outcome from its structural shift in its balance sheet as well as from operations efficiency. We further believe that what we see as a strong retail liability franchise, together with healthy capital and provision buffers, should help the bank deliver consistent return on equity on a sustainable basis.

We established a Fund position in NetEase, one of the largest online and mobile game developers in China. NetEase, in our view, has a strong suite of gaming intellectual properties (“IPs”), including a growing number of partnership and co-development IPs. The company also offers music streaming and e-commerce services. We believe NetEase had outperformed the broader gaming industry during the Reporting Period, driven by its strong capabilities in game development and further expansion of game operations outside China. We further feel the company’s development and operations across personal computer, mobile and console games may help the company to outperform its peers in both revenue and earnings growth.

Conversely, we exited the Fund’s position in Kotak Mahindra Bank, a private sector bank in India. We had been following the stock closely after the head of the bank’s risk division left the firm, which caused a void that remained a key area of concern for us. Another area of concern for us was the higher exposure the bank has to commercial real estate through its two subsidiaries, Kotak Prime and Kotak Investments, which could potentially lead to higher credit costs, in our view. We further believed there could be potential complications with the company holding a 100% stake in insurance businesses when the Royal Bank of India, the country’s central bank, had asked lenders to reduce their exposures to insurance businesses to 50% or less. For all of these reasons, we decided to sell the position.

We sold the Fund’s position in Yandex, a Russian multinational technology company providing Internet-related products and services, given the Russia/Ukraine war.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, there were no notable changes to the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Mexico, Greece, Indonesia and Brazil and underweighted exposures to Saudi Arabia, South Korea and Taiwan relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Malaysia, Qatar, Kuwait, Czech Republic, Colombia,
Hungary, Peru, Turkey, Chile and Poland, where the Fund had no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer staples, financials, information technology and consumer discretionary at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the materials, energy, communication services, insdustrials and utilities sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the health care and real estate sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

17

FUND BASICS

ESG Emerging Markets Equity Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1,2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	7.9%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	5.8	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	4.5	Media & Entertainment	China
Banco Bradesco SA ADR	2.8	Banks	Brazil
Wal-Mart de Mexico SAB de CV	2.8	Food & Staples Retailing	Mexico
Bank Central Asia Tbk PT	2.7	Banks	Indonesia
Infosys Ltd., 02/28/23 ADR	2.6	Software & Services	India
ICICI Bank Ltd.	2.4	Banks	India
Tata Consumer Products Ltd.	2.2	Food, Beverage & Tobacco	India
AIA Group Ltd.	2.0	Insurance	Hong Kong

[1]	The top 10 holdings may not be representative of the Fund’s future investments.
[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of October 31, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from May 31, 2018 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Since Inception
Class A (Commenced May 31, 2018)
Excluding sales charges	-39.89%	-3.63%
Including sales charges	-43.21%	-4.85%

Class C (Commenced May 31, 2018)
Excluding contingent deferred sales charges	-40.29%	-4.33%
Including contingent deferred sales charges	-40.89%	-4.33%

Institutional (Commenced May 31, 2018)	-39.66%	-3.29%

Investor (Commenced May 31, 2018)	-39.70%	-3.36%

Class R6 (Commenced May 31, 2018)	-39.69%	-3.28%

Class R (Commenced May 31, 2018)	-40.03%	-3.86%

Class P (Commenced January 21, 2020)	-39.69%	-8.43%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

19

PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

The Fund uses a proprietary framework to identify and invest in a selective portfolio of companies that satisfy the Fund’s Environmental, Social and Governance (“ESG”) criteria. By incorporating ESG criteria and an active ownership approach, the Fund seeks to manage risk from an ESG perspective and invest in sustainable businesses trading at attractive valuations that may generate excess returns over the benchmark.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity ESG Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -24.50%, -25.08%, -24.27%, -24.64%, -24.30%, -24.27% and -24.25%, respectively. These returns compare to the -23.00% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Sector allocation detracted, albeit only slightly. Country allocation contributed positively to the Fund’s relative performance during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Farfetch, Koninklijke DSM and Infineon Technologies.

Farfetch, a U.K. luxury retailer, was affected negatively by macro headwinds, including the Russia/Ukraine war and subsequent inflation pressures, as higher growth-oriented companies broadly underperformed the MSCI EAFE Index during the Reporting Period. That said, these headwinds did not change our fundamental investment thesis for the company, and we continued, at the end of the Reporting Period, to like Farfetch’s exposure to luxury e-commerce. We believed the luxury market, especially in China, remained a potentially significant investment opportunity.

Koninklijke DSM, a Dutch multinational corporation active in the fields of health, nutrition and green materials, was similarly impacted negatively during the Reporting Period by macro headwinds, most notably cost pressures resulting from increased inflation as well as China COVID-19-related lockdowns. The company’s stock was also hurt by two of its open merger and acquisition deals. Still, our fundamental investment thesis for this position remained unchanged at the end of the Reporting Period, as we continued to like the transformation the company has gone through as well as what we view as its future growth prospects.

Infineon Technologies, a German semiconductor company, has significant exposure to the auto industry, an area where trends were weak during the Reporting Period. The company was also negatively affected by macro headwinds, primarily increasing inflationary pressures. At the end of the Reporting Period, our fundamental investment thesis for the company remained intact, as we continued to like the increase seen in electric vehicle sales, which bode well, in our opinion, for Infineon Technologies’ future growth prospects.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Zurich Insurance Group, DBS Group Holdings and Neste.

Zurich Insurance Group, a Swiss insurance company and a new purchase for the Fund during the Reporting Period, saw comparatively resilient performance during the volatility of

20

PORTFOLIO RESULTS

the Reporting Period. Widely considered by the market to be a defensive company, Zurich Insurance Group benefited from its pricing power in the inflationary environment of the Reporting Period. Its clients need insurance, and the insurance industry as a whole tends to be less correlated to global economic growth than standard banks. We sold the Fund’s position in Zurich Insurance Group by the end of the Reporting Period, taking profits.

DBS Group Holdings is a Singapore-based multinational banking and financial services company. Its shares posted solid positive absolute returns during the Reporting Period, as the company benefited from rising interest rates. DBS Group Holdings maintained its fiscal year 2022 guidance, driven by higher net interest income on the back of these rising rates. At the end of the Reporting Period, we felt comfortable with the company’s capital position and liquidity levels and believed the bank had sufficient provisions to be resilient in what may well continue to be a difficult market environment generally.

Neste, based in Finland, is the leading manufacturer of renewable diesel globally. Neste has been a beneficiary of the energy independence revolution. During the Reporting Period, Neste’s earnings beat consensus expectations primarily due to strength in its oil products division. At the end of the Reporting Period, we believed Neste remained well positioned to benefit from what has been a highly fragmented and disparate market, and thus we remained confident in the company’s ability to perform well going forward.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results were materials, information technology and energy, each hurt by weak stock selection. Having an overweighted allocation to information technology, which was the weakest sector in the MSCI EAFE Index during the Reporting Period, and an underweighted allocation to energy, which was, by far, the strongest sector in the MSCI EAFE Index during the Reporting Period, also detracted. The sectors that contributed most positively to the Fund’s relative results during the Reporting Period were financials, health care and utilities, each due primarily to effective stock selection. Having a position in cash, albeit modest, during a Reporting Period when the MSCI EAFE Index fell significantly further buoyed the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s relative results during the Reporting Period were the U.K. and Japan, where stock selection overall hurt. Also, having exposure to Taiwan, which is not a constituent of the MSCI EAFE Index and which underperformed the MSCI EAFE Index during the Reporting Period, dampened the Fund’s relative results. Conversely, effective stock selection in Singapore, Denmark and Finland boosted the Fund’s relative returns most during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Netherlands-based Koninklijke Ahold Delhaize. We consider the company to be a best-in-class grocery retailer in Europe with strong competitive positioning and attractive end-market exposure, with approximately 65% exposure to the U.S. east coast and approximately 30% exposure in the Netherlands and Belgium. We liked what we saw as the company’s strong balance sheet and cash generation and believed it could lead to some merger and acquisition and/or consolidation opportunities in the U.S., where the industry is still fragmented. We also looked favorably at the company’s productivity program and believed the company was well positioned to perform strongly in the high inflationary environment that dominates, as it is able to raise its prices faster than its costs increase.

We established a Fund position in Nomura Research Institute, a leading economic research and consulting firm in Japan. We expect the firm to benefit from digitalization, as companies continue to need to digitalize to control their cost bases. We also like what we see as the company’s strong pricing power, as it has been able to pass along higher costs to its customers. Its stock notably declined at the start of

21

PORTFOLIO RESULTS

2022, and we viewed this sell-off as an attractive buying opportunity.

Conversely, in addition to the sale of Zurich Insurance Group, mentioned earlier, we exited the Fund’s position in Recruit Holdings, a Japanese human resources company. Recruit Holdings had been a strong performer during the second half of 2020 and throughout 2021, and we felt further upside was limited. As its stock reached our price target, we decided to sell the position.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, materials and real estate increased relative to the MSCI EAFE Index, while its relative exposure to financials decreased.

From a country perspective, the Fund’s exposure to Japan, France, the Netherlands and Finland increased relative to the MSCI EAFE Index, while its relative exposure to the U.K. and Switzerland decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain, the Netherlands, France, Finland, Singapore and Denmark and less exposure to Switzerland, Germany, Japan and Sweden relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held no exposure to the remaining components of the MSCI EAFE Index. The Fund also had a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in information technology, industrials and real estate at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, energy, financials and consumer staples. The Fund was rather neutrally weighted relative to the MSCI EAFE Index in health care, materials, communication services and utilities at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect. We believe our ongoing engagement efforts with companies in the Fund’s portfolio is helping to drive improvements in environmental, social and corporate governance practices for these businesses, which may not only help unlock shareholder value over time but may also help encourage these businesses to operate in an even more sustainable fashion in the future.

22

FUND BASICS

International Equity ESG Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1,2]

Holding	% of Net Assets	Line of Business	Country

Rentokil Initial PLC	4.4%	Commercial & Professional Services	United Kingdom
BNP Paribas SA	4.2	Banks	France
Novo Nordisk A/S, Class B	3.9	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Schneider Electric SE	3.8	Capital Goods	United States
Koninklijke DSM NV	3.7	Materials	Netherlands
Iberdrola SA	3.7	Utilities	Spain
Klepierre SA REIT	3.6	Real Estate	France
AstraZeneca PLC	3.6	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Cellnex Telecom SA	3.5	Telecommunication Services	Spain
Ferguson PLC	3.4	Capital Goods	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of October 31, 2022

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-24.50%	3.69%	5.43%	—
Including sales charges	-28.65%	2.53%	4.84%	—

Class C
Excluding contingent deferred sales charges	-25.08%	2.92%	4.65%	—
Including contingent deferred sales charges	-25.83%	2.92%	4.65%	—

Institutional	-24.27%	4.05%	5.82%	—

Service	-24.64%	3.56%	5.31%	—

Investor	-24.30%	3.95%	5.70%	—

Class R6 (Commenced February 26, 2016)	-24.27%	4.06%	N/A	7.40%

Class P (Commenced April 16, 2018)	-24.25%	N/A	N/A	3.51%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

24

PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses Goldman Sachs International Equity Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -15.16%, -15.76%, -14.87%, -14.91%, -14.89%, -15.36% and -14.90%, respectively. These returns compare to the -23.00% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While absolute returns disappointed, the Fund significantly outperformed the MSCI EAFE Index during the Reporting Period driven primarily by individual stock selection. Country allocation and sector allocation also contributed positively, albeit more modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were BP, Zurich Insurance Group and Rio Tinto.

BP, based in the U.K., has been pivoting from an international oil company to an integrated energy company, which many investors appeared to view as positive for its longer-term growth prospects. Further, BP has what many consider to be an attractive and sustainable yield and a commitment to return a majority of its surplus cash flow to shareholders. During the Reporting Period, the company benefited from elevated oil and other commodity prices. At the end of the Reporting Period, we looked favorably upon what we believed to be BP’s strengthened balance sheet, large size, scale, diversification and proactive strategy in the energy transition theme.

Zurich Insurance Group, a Swiss insurance company, saw comparatively resilient performance during the volatility of the Reporting Period. Widely considered by the market to be a defensive company, Zurich Insurance Group benefited from its pricing power in the inflationary environment of the Reporting Period. Its clients need insurance, and the insurance industry as a whole tends to be less correlated to global economic growth than standard banks.

Rio Tinto, a U.K.-based leader in the global mining industry, benefited during the Reporting Period from rising commodity prices, including iron ore. Operationally, the company’s focus on Tier 1 assets and leadership within automation continued to drive strong profitability and free cash flow generation. From a product portfolio perspective, it has, in our view, an attractive mix of base metals that may benefit from the global trend of electrification. Also, Rio Tinto has no exposure to carbon fuels following its 2018 exit from the coal business.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Vonovia, Taiwan Semiconductor Manufacturing and Enel.

Vonovia is the largest real estate company in Germany, managing more than 355,000 residential units. In the rising interest rate environment that characterized the Reporting Period, the company’s shares were hurt by consensus concerns surrounding rapidly increasing costs of capital and decreasing cash flows. We believe the sell-off was overdone given our view that the company’s operational performance remained strong. At the end of the Reporting Period, we expected Vonovia’s income to remain resilient amid the inflationary conditions that dominate, and we continued to like its yield in a potential lower return environment.

25

PORTFOLIO RESULTS

Taiwan Semiconductor Manufacturing, based in Taiwan, is the world’s largest semiconductor foundry with approximately 60% market share. During the Reporting Period, the company experienced weakening orders amid a prolonged inventory correction for smartphone and personal computer applications due to slow end-market demand. However, at the end of the Reporting Period, we remained positive on Taiwan Semiconductor Manufacturing, as we believed the company was well positioned to drive sustainable growth from smartphones, high performance computing and higher semiconductor content in automobiles and Internet of Things systems.

Enel, an Italian company involved in electricity generation and distribution as well as distribution of natural gas, saw its stock fall during the Reporting Period in light of the energy crisis resulting from the Russia/Ukraine war. However, in our view, Enel’s execution and capital deployment has been best in class during the last couple of years, and at the end of the Reporting Period, we expected that to continue. We believed Enel has been effective in expanding in Latin America and renewable assets. We further believed its core assets were performing well. Its dividend yield was attractive, in our view, and we felt the company could sustainably grow its earnings and dividend going forward.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index were financials, health care and consumer discretionary. Stock selection in all three sectors proved effective during the Reporting Period. Having an overweighted allocation to financials, which outperformed the MSCI EAFE Index during the Reporting Period, and having an underweighted allocation to consumer discretionary, which underperformed the MSCI EAFE Index during the Reporting Period, also helped. Only one sector detracted from the Fund’s relative results during the Reporting Period, namely real estate. Both stock selection in and having an overweighted allocation to real estate, which underperformed the MSCI EAFE Index during the Reporting Period, dampened the Fund’s relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection in and having an overweighted allocation to the U.K., which outperformed the MSCI EAFE Index during the Reporting Period, contributed most positively to the Fund’s relative results. Effective stock selection in the Netherlands and Switzerland further boosted the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Conversely, the Fund’s exposure to Taiwan, which is not a constituent of the MSCI EAFE Index and which underperformed the MSCI EAFE Index during the Reporting Period, detracted most from the Fund’s relative performance. Weak stock selection in Germany and having an underweighted allocation to Australia, which outperformed the MSCI EAFE Index during the Reporting Period, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in HSBC Holdings, a U.K.-based multinational investment bank and the second largest bank in Europe. In our view, HSBC Holdings is a well-run bank with strong management. We like what we see as its diversified business model, offering a wide range of financial services across the world. We also believe the company is more geared to the U.S. interest rate cycle than many of its peers and thus could stand to benefit from the U.S. Federal Reserve’s ongoing interest rate hiking cycle.

We initiated a Fund position in Compass Group, the largest contract food service company in the world, based in the U.K. We think Compass Group could be a good economic re-opening investment opportunity given its exposure to the away-from-home economy, as it provides food services to the business and industry, health care, education, and sports and leisure end-markets. At the time of purchase, we liked its management team’s execution as well as the company’s leading competitive positioning. We also believed Compass Group may well emerge as a stronger company coming out of the COVID-19 pandemic crisis and is able, in our view, to continue to create value for its shareholders in the long term.

26

PORTFOLIO RESULTS

We initiated a Fund position in Netherlands-based Koninklijke Ahold Delhaize. We consider the company to be a best-in-class grocery retailer in Europe with strong competitive positioning and attractive end-market exposure, with approximately 65% exposure to the U.S. east coast and approximately 30% exposure in the Netherlands and Belgium. We liked what we saw as the company’s strong balance sheet and cash generation and believed it could lead to some merger and acquisition and/or consolidation opportunities in the U.S., where the industry is still fragmented. We also looked favorably at the company’s productivity program and believed the company was well positioned to perform strongly in the high inflationary environment that dominates, as it is able to raise its prices faster than its costs increase.

Conversely, we exited the Fund’s position in Trend Micro, a Japan-based multinational cyber security software company. During the Reporting Period, Trend Micro experienced sharply rising labor costs to secure engineers overseas and increased selling, general and administrative expenses as competition intensified. As a result, we felt further upside was limited as its stock reached our price target, and thus we decided to sell the position.

We eliminated the Fund’s position in ING Groep, a major European bank based in the Netherlands. ING Groep was a strong performer during the Reporting Period as a beneficiary of interest rate hikes, and we felt further upside was limited as its stock reached our price target. Thus, we decided to sell the position and reallocate the proceeds elsewhere.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and consumer discretionary increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to financials, health care, utilities, real estate and energy decreased.

From a country perspective, the Fund’s exposure to the Netherlands increased relative to the MSCI EAFE Index, while its relative exposure to France and Australia decreased during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Switzerland, France, the Netherlands, Singapore and Italy relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund had neutral exposure relative to the MSCI EAFE Index in Spain, Sweden and Denmark and had no exposure to the remaining components of the MSCI EAFE Index. The Fund also held a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in financials, utilities, real estate and consumer staples at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, information technology, industrials, communication services and materials and rather neutral positions relative to the MSCI EAFE Index in energy and health care.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

27

FUND BASICS

International Equity Income Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1,2],3

Holding	% of Net Assets	Line of Business	Country

Zurich Insurance Group AG	3.9%	Insurance	Switzerland
Roche Holding AG	3.7	Pharmaceuticals, Biotechnology & Life Sciences	United States
Sanofi	3.4	Pharmaceuticals, Biotechnology & Life Sciences	France
Iberdrola SA	3.3	Utilities	Spain
Nestle SA	3.3	Food, Beverage & Tobacco	United States
BP PLC	3.2	Energy	United Kingdom
Vinci SA	3.2	Capital Goods	France
DS Smith PLC	3.0	Materials	United Kingdom
Coca-Cola Europacific Partners PLC	3.0	Food, Beverage & Tobacco	United Kingdom
AstraZeneca PLC	2.8	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]	The line of business for each holding is reported at the industry or sub-industry level.

[3]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 3.1% of the Fund’s net assets as of 10/31/22.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2022

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from Novermber 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-15.16%	1.89%	4.64%	—
Including sales charges	-19.82%	0.75%	4.06%	—

Class C
Excluding contingent deferred sales charges	-15.76%	1.14%	3.86%	—
Including contingent deferred sales charges	-16.60%	1.14%	3.86%	—

Institutional	-14.87%	2.25%	5.04%	—

Investor	-14.91%	2.13%	4.90%	—

Class R6 (Commenced February 26, 2016)	-14.89%	2.25%	N/A	5.91%

Class R	-15.36%	1.62%	4.37%	—

Class P (Commenced April 16, 2018)	-14.90%	N/A	N/A	1.46%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

29

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 97.0%
China – 90.9%
143,400	Aier Eye Hospital Group Co. Ltd., Class A (Health Care Equipment & Services)	$484,087
279,576	Alibaba Group Holding Ltd. (Retailing)*	2,173,677
2,283	Alibaba Group Holding Ltd. ADR (Retailing)*	145,153
22,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	193,416
4,866	Baidu, Inc. ADR (Media & Entertainment)*	372,590
42,550	Baidu, Inc., Class A (Media & Entertainment)*	407,927
496,841	Bank of Ningbo Co. Ltd., Class A (Banks)	1,613,103
39,100	Beijing Easpring Material Technology Co. Ltd., Class A (Capital Goods)	316,017
258,900	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	544,913
39,600	BYD Co. Ltd., Class A (Automobiles & Components)	1,333,801
349,000	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	398,792
410,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	1,312,472
97,700	China Merchants Bank Co. Ltd., Class A (Banks)	358,568
500,500	China Merchants Bank Co. Ltd., Class H (Banks)	1,638,587
16,600	China Tourism Group Duty Free Corp. Ltd., Class H (Retailing)*(a)	328,420
69,700	China Vanke Co. Ltd., Class H (Real Estate)	89,448
53,700	China Yangtze Power Co. Ltd., Class A (Utilities)	148,659
1,830,040	CIFI Holdings Group Co. Ltd. (Real Estate)(b)	118,449
641,500	CITIC Securities Co. Ltd., Class H (Diversified Financials)	958,500
36,198	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	1,847,936
373,276	East Money Information Co. Ltd., Class A (Diversified Financials)	795,996
54,500	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	435,152
962,566	Focus Media Information Technology Co. Ltd., Class A (Media & Entertainment)	589,215
97,720	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	660,941
30,600	GoerTek, Inc., Class A (Technology Hardware & Equipment)	90,363
130,900	H World Group Ltd. (Consumer Services)	357,120
227,674	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	636,472

Common Stocks – (continued)
China – (continued)
132,694	Hongfa Technology Co. Ltd., Class A (Capital Goods)	622,266
957,000	Industrial & Commercial Bank of China Ltd., Class H (Banks)	415,496
413,000	Jiumaojiu International Holdings Ltd. (Consumer Services)(a)	649,095
69,528	Juewei Food Co. Ltd., Class A (Food, Beverage & Tobacco)	448,720
362,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	593,177
118,300	Kuaishou Technology (Media & Entertainment)*(a)	488,562
17,719	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	3,267,076
78,100	Li Auto, Inc., Class A (Automobiles & Components)*	536,491
145,000	Li Ning Co. Ltd. (Consumer Durables & Apparel)	750,073
100,999	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	663,519
228,674	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	885,060
146,600	Meituan, Class B (Retailing)*(a)	2,347,146
80,600	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	441,688
300,000	Minth Group Ltd. (Automobiles & Components)	591,560
56,737	Montage Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	437,464
167,080	NARI Technology Co. Ltd., Class A (Capital Goods)	558,209
128,585	NetEase, Inc. (Media & Entertainment)	1,426,683
32,298	Ningbo Orient Wires & Cables Co. Ltd., Class A (Capital Goods)	339,145
35,160	NIO, Inc., Class A (Automobiles & Components)*	332,009
219,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	878,744
35,884	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	377,428
125,000	SF Holding Co. Ltd., Class A (Transportation)	823,644
17,800	SG Micro Corp., Class A (Semiconductors & Semiconductor Equipment)	363,930
110,300	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	394,180
32,800	Shanghai Milkground Food Tech Co. Ltd., Class A (Food, Beverage & Tobacco)*	125,238
12,600	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Food, Beverage & Tobacco)	399,804

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
149,278	Shenzhen Inovance Technology Co. Ltd., Class A (Capital Goods)	$1,360,497
20	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	85
24,900	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	1,107,259
58,900	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	408,943
67,312	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	1,203,026
55,300	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	479,229
131,300	Tencent Holdings Ltd. (Media & Entertainment)	3,450,143
138,000	Tsingtao Brewery Co. Ltd., Class H, 02/28/23 (Food, Beverage & Tobacco)	966,151
45,400	Wanhua Chemical Group Co. Ltd., Class A (Materials)	498,428
38,518	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	386,174
85,328	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	684,862
168,000	Wuxi Biologics Cayman, Inc., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	755,940
157,878	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	647,666
43,592	Yifeng Pharmacy Chain Co. Ltd., Class A (Food & Staples Retailing)	333,745
337,370	Yunnan Aluminium Co. Ltd., Class A (Materials)	422,172
38,220	Yunnan Energy New Material Co. Ltd., Class A (Materials)	771,058
187,119	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	542,245

		51,523,804

Hong Kong – 5.1%
162,000	AIA Group Ltd. (Insurance)	1,227,117
14,901	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	395,526
1,699,500	Sino Biopharmaceutical Ltd., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	824,658
49,500	Techtronic Industries Co. Ltd. (Capital Goods)	468,704

		2,916,005

Taiwan – 1.0%
30,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	546,846

TOTAL COMMON STOCKS
(Cost $78,465,489)		$54,986,655

Shares	Dividend Rate	Value

Investment Company – 1.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
718,374	3.066%	$718,374
(Cost $718,374)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $79,183,863)		$55,705,029

Securities Lending Reinvestment Vehicle – 0.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
91,000	3.066%	$91,000
(Cost $91,000)

TOTAL INVESTMENTS – 98.5%
(Cost $79,274,863)		$55,796,029

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%		912,523

NET ASSETS – 100.0%		$56,708,552

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

Sector Name	% of Market Value
Consumer Discretionary	20.9%
Financials	14.8
Industrials	14.5
Consumer Staples	13.2
Communication Services	12.1
Information Technology	8.0
Health Care	7.6
Materials	4.9
Investment Company	1.3
Energy	1.1
Utilities	1.0
Real Estate	0.4
Securities Lending Reinvestment Vehicle	0.2

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 94.4%
Brazil – 4.1%
3,201,241	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)	$1,146,510
425,342	Banco Bradesco SA ADR (Banks)	1,612,046
11,954,979	Caixa Seguridade Participacoes SA (Insurance)	20,412,915
12,545,300	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(a)	18,943,634
36,022	MercadoLibre, Inc. (Retailing)*	32,478,156
2,259,386	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(a)	14,071,135
2,122,900	Sao Martinho SA (Food, Beverage & Tobacco)	11,084,041
3,665,200	Sendas Distribuidora SA (Food & Staples Retailing)	14,063,356

		113,811,793

China – 23.8%
4,570,524	Alibaba Group Holding Ltd. (Retailing)*	35,535,398
1,025,003	Beijing Easpring Material Technology Co. Ltd., Class A (Capital Goods)	8,284,348
6,833,800	Budweiser Brewing Co. APAC Ltd. (Food, Beverage & Tobacco)(a)	14,383,261
886,000	BYD Co. Ltd., Class H (Automobiles & Components)	19,849,185
9,364,000	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	10,699,962
6,913,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	22,129,558
10,641,000	China Merchants Bank Co. Ltd., Class H (Banks)	34,837,567
427,155	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	21,806,592
840,267	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	6,709,062
2,068,700	ENN Energy Holdings Ltd. (Utilities)	20,567,126
3,733,284	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	10,436,551
2,328,900	Kuaishou Technology (Media & Entertainment)*(a)	9,618,024
265,621	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	48,975,905
3,084,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	15,955,872
2,127,884	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	13,979,261

Common Stocks – (continued)
China – (continued)
3,221,411	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	12,468,145
2,938,900	Meituan, Class B (Retailing)*(a)	47,053,393
5,548,000	Minth Group Ltd. (Automobiles & Components)	10,939,908
1,815,300	NetEase, Inc. (Media & Entertainment)	20,141,214
5,843,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	23,393,812
775,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	3,104,172
1,050,414	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	11,048,259
3,058,738	SF Holding Co. Ltd., Class A (Transportation)	20,154,490
3,772,800	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	13,482,868
351,000	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	15,608,353
1,725,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	11,976,680
921,988	Silergy Corp. (Semiconductors & Semiconductor Equipment)	10,632,083
1,308,441	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	23,384,962
1,279,900	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	11,091,609
4,069,900	Tencent Holdings Ltd. (Media & Entertainment)	106,943,924
11,294,292	Yunnan Aluminium Co. Ltd., Class A (Materials)	14,133,250
2,965,703	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	8,594,203

		657,918,997

Egypt – 0.9%
15,092,462	Commercial International Bank Egypt SAE (Banks)	20,230,941
7,613,640	E-Finance for Digital & Financial Investments (Software & Services)	5,040,517

		25,271,458

Greece – 1.8%
1,336,217	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financials)	4,136,450
1,191,399	JUMBO SA, 02/28/23 (Retailing)	16,922,149

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Greece – (continued)
4,892,940	National Bank of Greece SA (Banks)*	$17,728,487
1,557,836	Sarantis SA (Household & Personal Products)	9,776,027

		48,563,113

Hong Kong – 3.0%
4,024,400	AIA Group Ltd. (Insurance)	30,484,001
731,813	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	19,424,966
38,506,500	Sino Biopharmaceutical Ltd., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	18,684,726
1,609,000	Techtronic Industries Co. Ltd. (Capital Goods)	15,235,249

		83,828,942

India – 17.2%
426,836	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	10,664,466
253,990	Apollo Hospitals Enterprise Ltd., 02/28/23 (Health Care Equipment & Services)	13,868,843
378,775	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	19,782,936
529,897	Cartrade Tech Ltd. (Retailing)*	3,497,149
203,188	Coforge Ltd. (Software & Services)	9,347,187
652,062	Computer Age Management Services Ltd. (Software & Services)	20,099,619
3,501,094	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	15,329,934
673,076	FSN E-Commerce Ventures Ltd. (Retailing)*	9,384,119
1,099,848	Godrej Properties Ltd. (Real Estate)*	16,782,595
1,690,466	HDFC Bank Ltd. (Banks)	30,679,349
5,346,769	ICICI Bank Ltd. (Banks)	58,789,600
713,234	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	10,086,620
244,990	Info Edge India Ltd. (Media & Entertainment)	11,609,647
2,549,814	Infosys Ltd. (Software & Services)	47,523,616
580,791	Navin Fluorine International Ltd. (Materials)	31,971,429
822,338	Reliance Industries Ltd., 02/28/23 (Energy)	25,374,703
1,048,693	Route Mobile Ltd. (Software & Services)	16,620,434
1,384,694	SBI Life Insurance Co. Ltd., 02/28/23 (Insurance)(a)	21,219,445
2,566,382	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	14,455,339

Common Stocks – (continued)
India – (continued)
2,370,134	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	29,121,277
3,089,728	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	28,772,218
359,310	TeamLease Services Ltd. (Commercial & Professional Services)*	12,629,340
24,920,963	Zomato Ltd. (Retailing)*	19,007,795

		476,617,660

Indonesia – 4.5%
66,281,200	Bank BTPN Syariah Tbk PT (Banks)	12,541,196
114,697,600	Bank Central Asia Tbk PT (Banks)	64,835,976
211,974,700	BFI Finance Indonesia Tbk PT (Diversified Financials)	15,044,455
43,002,100	Cisarua Mountain Dairy PT TBK (Food, Beverage & Tobacco)	12,737,279
30,019,800	Map Aktif Adiperkasa PT (Retailing)*	6,158,895
300,456,400	Pakuwon Jati Tbk PT (Real Estate)	8,441,751
10,749,911	Semen Indonesia Persero Tbk PT (Materials)	5,483,636

		125,243,188

Mexico – 4.4%
3,943,799	Arca Continental SAB de CV, 02/28/23 (Food, Beverage & Tobacco)	32,303,999
6,580,785	Banco del Bajio SA (Banks)(a)	18,560,252
8,732,750	Gentera SAB de CV (Diversified Financials)	8,973,845
9,299,208	Prologis Property Mexico SA de CV REIT (Real Estate)	23,880,467
10,049,000	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	38,815,423

		122,533,986

Philippines – 1.0%
6,337,700	Del Monte Pacific Ltd. (Food, Beverage & Tobacco)	1,320,342
3,546,140	Jollibee Foods Corp., (Consumer Services)	14,224,711
63,472,400	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	12,867,173

		28,412,226

Poland – 1.1%
443,278	Dino Polska SA (Food & Staples Retailing)*(a)	28,933,790

Russia – 0.0%
10,483,256	Detsky Mir PJSC (Retailing)(a)(b)	—
2,495,750	Renaissance Insurance Group JSC (Insurance)*(b)	—

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)
4,327,745	Sberbank of Russia PJSC (Banks)*(b)	$—
15,182	TCS Group Holding PLC GDR (Banks)*(b)	—
740,821	United Medical Group CY PLC GDR (Health Care Equipment & Services)(b)	—

		—

Saudi Arabia – 3.3%
1,457,418	Alinma Bank (Banks)	14,539,157
3,137,884	Saudi Arabian Oil Co. (Energy)(a)	29,121,195
1,981,180	Saudi National Bank (The) (Banks)	31,313,014
290,475	Saudi Tadawul Group Holding Co. (Diversified Financials)	16,767,210

		91,740,576

Singapore – 0.7%
7,586,393	Nanofilm Technologies International Ltd. (Materials)	9,334,023
691,365	TDCX, Inc. ADR (Software & Services)*	8,946,263

		18,280,286

Slovenia – 0.5%
1,186,774	Nova Ljubljanska Banka dd GDR (Banks)	12,080,145

South Africa – 3.2%
1,444,337	Clicks Group Ltd. (Food & Staples Retailing)	24,473,624
1,552,394	JSE Ltd. (Diversified Financials)	8,589,878
2,096,879	Mr Price Group Ltd. (Retailing)	20,181,972
23,375,591	Old Mutual Ltd. (Insurance)	13,268,732
10,068,876	Transaction Capital Ltd. (Diversified Financials)	22,523,586

		89,037,792

South Korea – 9.2%
191,538	JYP Entertainment Corp. (Media & Entertainment)	7,445,951
390,226	Kia Corp. (Automobiles & Components)	18,134,117
73,234	LG Chem Ltd. (Materials)	32,137,925
353,393	LG Electronics, Inc. (Consumer Durables & Apparel)	20,185,901
58,265	NCSoft Corp. (Media & Entertainment)	15,916,794
479,269	NHN KCP Corp. (Software & Services)*	4,211,069
174,139	Orion Corp. (Food, Beverage & Tobacco)	12,392,073
3,471,391	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	144,478,783

		254,902,613

Common Stocks – (continued)
Taiwan – 10.6%
3,364,754	Chailease Holding Co. Ltd. (Diversified Financials)	15,520,561
1,794,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	32,701,393
493,720	momo.com, Inc. (Retailing)	7,366,127
1,311,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	10,108,397
16,537,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	198,821,889
2,137,718	Tong Hsing Electronic Industries Ltd. (Technology Hardware & Equipment)	11,429,543
14,124,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	16,983,561

		292,931,471

Thailand – 2.7%
15,330,800	Airports of Thailand PCL (Transportation)*	29,822,793
4,619,100	Kasikornbank PCL (Banks)	17,773,007
14,631,823	Ngern Tid Lor PCL (Diversified Financials)	10,016,606
3,764,900	PTT Exploration & Production PCL (Energy)	18,000,981

		75,613,387

United Arab Emirates – 1.6%
10,409,380	Abu Dhabi Commercial Bank PJSC (Banks)	26,795,489
12,660,571	Fertiglobe PLC (Materials)	17,538,580

		44,334,069

United States – 0.8%
9,582,000	Samsonite International SA (Consumer Durables & Apparel)*(a)	20,586,417

TOTAL COMMON STOCKS
(Cost $3,135,269,515)		$2,610,641,909

Shares	Description	Rate	Value

Preferred Stocks – 2.3%
Brazil – 2.3%
12,404,159	Banco Bradesco SA (Banks)	3.18%	$47,690,756
2,808,500	Itau Unibanco Holding SA (Banks)	2.60	16,528,584

TOTAL PREFERRED STOCKS
(Cost $70,078,745)			$64,219,340

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Exchange-Traded Fund – 2.1%
United States – 2.1%
2,141,275	iShares ESG Aware MSCI EM ETF(c)
(Cost $58,927,095)		$58,435,395

Shares	Dividend Rate	Value

Investment Company – 1.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
29,884,305	3.066%	$29,884,305
(Cost $29,884,305)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $3,294,159,660)		$2,763,180,949

Securities Lending Reinvestment Vehicle – 0.0%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
42,000	3.066%	$42,000
(Cost $42,000)

TOTAL INVESTMENTS – 99.9%
(Cost $3,294,201,660)		$2,763,222,949

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,060,023

NET ASSETS – 100.0%		$2,765,282,972

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	24.2%
Information Technology	20.4
Consumer Discretionary	14.4
Consumer Staples	12.1
Communication Services	6.2
Industrials	5.1
Materials	4.5
Health Care	4.4
Energy	2.6
Exchange-Traded Fund	2.1
Real Estate	1.8
Utilities	1.1
Investment Company	1.1
Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 95.1%
Brazil – 6.9%
51,600	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA (Capital Goods)	$18,480
198,431	Banco Bradesco SA ADR (Banks)	752,054
124,063	Caixa Seguridade Participacoes SA (Insurance)	211,835
112,400	Hapvida Participacoes e Investimentos SA (Health Care Equipment & Services)(a)	169,726
513	MercadoLibre, Inc. (Retailing)*	462,531
21,318	Rede D’Or Sao Luiz SA (Health Care Equipment & Services)(a)	132,766
24,800	Sao Martinho SA (Food, Beverage & Tobacco)	129,485

		1,876,877

China – 22.6%
41,727	Alibaba Group Holding Ltd. (Retailing)*	324,424
9,000	BYD Co. Ltd., Class H (Automobiles & Components)	201,628
86,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	275,299
120,500	China Merchants Bank Co. Ltd., Class H (Banks)	394,505
5,600	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	285,884
10,300	Ecovacs Robotics Co. Ltd., Class A (Consumer Durables & Apparel)	82,240
39,900	ENN Energy Holdings Ltd. (Utilities)	396,688
39,200	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Durables & Apparel)	109,585
24,300	Kuaishou Technology (Media & Entertainment)*(a)	100,355
30,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	157,774
21,700	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	142,559
33,000	Luxshare Precision Industry Co. Ltd., Class A (Technology Hardware & Equipment)	127,723
31,100	Meituan, Class B (Retailing)*(a)	497,928
18,400	NetEase, Inc. (Media & Entertainment)	204,153
81,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	326,276
8,969	Qingdao Haier Biomedical Co. Ltd., Class A (Health Care Equipment & Services)	94,336
22,800	SF Holding Co. Ltd., Class A (Transportation)	150,233
26,000	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	92,916
4,100	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	182,320
7,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	80,722

Common Stocks – (continued)
China – (continued)
15,400	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	275,235
17,100	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	148,189
46,100	Tencent Holdings Ltd. (Media & Entertainment)	1,211,360
120,700	Yunnan Aluminium Co. Ltd., Class A (Materials)	151,039
33,450	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	96,934

		6,110,305

Egypt – 0.9%
176,381	Commercial International Bank Egypt SAE (Banks)	236,433

Greece – 1.5%
16,761	JUMBO SA (Retailing)	238,067
46,013	National Bank of Greece SA (Banks)*	166,718

		404,785

Hong Kong – 4.5%
70,000	AIA Group Ltd. (Insurance)	530,236
12,667	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	336,228
362,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	175,655
18,500	Techtronic Industries Co. Ltd. (Capital Goods)	175,172

		1,217,291

India – 16.3%
2,884	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	157,478
4,113	Avenue Supermarts Ltd. (Food & Staples Retailing)*(a)	214,817
51,510	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	225,542
11,285	FSN E-Commerce Ventures Ltd. (Retailing)*	157,337
8,265	Godrej Properties Ltd. (Real Estate)*	126,116
22,438	HDFC Bank Ltd. (Banks)	407,215
59,082	ICICI Bank Ltd. (Banks)	649,627
11,181	ICICI Lombard General Insurance Co. Ltd. (Insurance)(a)	158,123
3,992	Info Edge India Ltd. (Media & Entertainment)	189,174
37,402	Infosys Ltd. ADR (Software & Services)	700,539
20,093	SBI Life Insurance Co. Ltd. (Insurance)(a)	307,911
21,827	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	122,942
18,045	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	221,715
64,303	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	598,803

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
242,242	Zomato Ltd. (Retailing)*	$184,764

		4,422,103

Indonesia – 3.3%
914,200	Bank BTPN Syariah Tbk PT (Banks)	172,978
1,296,300	Bank Central Asia Tbk PT (Banks)	732,769

		905,747

Mexico – 6.2%
57,199	Arca Continental SAB de CV (Food, Beverage & Tobacco)	468,522
80,400	Banco del Bajio SA (Banks)(a)	226,758
91,911	Prologis Property Mexico SA de CV REIT (Real Estate)	236,028
193,900	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	748,961

		1,680,269

Philippines – 0.8%
17,400	Jollibee Foods Corp. (Consumer Services)	69,797
712,800	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	144,499

		214,296

Russia – 0.0%
96,162	Detsky Mir PJSC (Retailing)(a)(b)	—
16,753	Renaissance Insurance Group JSC (Insurance)*(b)	—
139	TCS Group Holding PLC GDR (Banks)*(b)	—

		—

Saudi Arabia – 2.4%
17,331	Alinma Bank (Banks)	172,893
20,974	Saudi National Bank (The) (Banks)	331,499
2,767	Saudi Tadawul Group Holding Co. (Diversified Financials)	159,721

		664,113

South Africa – 4.1%
26,931	Clicks Group Ltd. (Food & Staples Retailing)	456,333
28,365	Mr Price Group Ltd. (Retailing)	273,006
221,257	Old Mutual Ltd. (Insurance)	125,593
109,025	Transaction Capital Ltd. (Diversified Financials)	243,884

		1,098,816

South Korea – 9.8%
3,913	Kia Corp. (Automobiles & Components)	181,840
710	LG Chem Ltd. (Materials)	311,576
5,014	LG Electronics, Inc. (Consumer Durables & Apparel)	286,401
677	NCSoft Corp. (Media & Entertainment)	184,942
1,712	Orion Corp. (Food, Beverage & Tobacco)	121,829

Common Stocks – (continued)
South Korea – (continued)
37,394	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	1,556,333

		2,642,921

Taiwan – 12.0%
54,580	Chailease Holding Co. Ltd. (Diversified Financials)	251,760
28,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	510,390
18,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	138,788
178,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,139,953
173,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)*	208,026

		3,248,917

Thailand – 1.9%
154,500	Airports of Thailand PCL (Transportation)*	300,547
53,500	Kasikornbank PCL (Banks)	205,853

		506,400

United Arab Emirates – 1.9%
128,538	Abu Dhabi Commercial Bank PJSC (Banks)	330,878
142,558	Fertiglobe PLC (Materials)	197,485

		528,363

TOTAL COMMON STOCKS
(Cost $35,288,508)		$25,757,636

Shares	Description	Rate	Value

Preferred Stock – 0.6%
Brazil – 0.6%
27,100	Itau Unibanco Holding SA (Banks)
(Cost $154,657)		2.60%	$159,489

Shares	Dividend Rate	Value

Investment Company – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
234,864	3.066%	$234,864
(Cost $234,864)

TOTAL INVESTMENTS – 96.6%
(Cost $35,678,029)		$26,151,989

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%		924,047

NET ASSETS – 100.0%		$27,076,036

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	29.0%
Information Technology	21.5
Consumer Discretionary	14.2
Consumer Staples	12.1
Communication Services	7.2
Industrials	5.0
Health Care	4.3
Materials	2.9
Utilities	1.5
Real Estate	1.4
Investment Company	0.9

TOTAL INVESTMENTS	100.0%

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 97.9%
Denmark – 3.9%
206,486	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$22,451,483

Finland – 2.8%
360,159	Neste OYJ (Energy)	15,785,229

France – 9.8%
511,632	BNP Paribas SA (Banks)	23,992,436
1,035,594	Klepierre SA REIT (Real Estate)*	20,813,639
122,206	Vinci SA (Capital Goods)	11,247,478

		56,053,553

Germany – 2.8%
654,438	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	15,880,257

Japan – 17.0%
162,400	Hoya Corp. (Health Care Equipment & Services)	15,096,930
39,800	Keyence Corp. (Technology Hardware & Equipment)	15,007,199
182,300	Nidec Corp. (Capital Goods)	10,023,586
660,100	Nomura Research Institute Ltd. (Software & Services)	14,608,149
1,189,200	ORIX Corp. (Diversified Financials)	17,466,616
236,800	Shiseido Co. Ltd. (Household & Personal Products)	8,178,412
640,073	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,903,689

		97,284,581

Netherlands – 8.7%
293,676	Aalberts NV (Capital Goods)	10,188,124
654,694	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	18,258,304
181,135	Koninklijke DSM NV (Materials)	21,306,986

		49,753,414

Singapore – 3.0%
697,080	DBS Group Holdings Ltd. (Banks)	16,852,827

Spain – 12.4%
222,051	Amadeus IT Group SA (Software & Services)*	11,581,140
3,488,653	Banco Bilbao Vizcaya Argentaria SA (Banks)	17,997,248
617,201	Cellnex Telecom SA (Telecommunication Services)*(a)	20,201,153
2,073,372	Iberdrola SA (Utilities)	21,084,705

		70,864,246

Sweden – 1.6%
930,871	Hexagon AB, Class B (Technology Hardware & Equipment)	9,202,494

Common Stocks – (continued)
Switzerland – 3.0%
40,108	Zurich Insurance Group AG (Insurance)	17,092,985

Taiwan – 2.1%
191,053	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	11,759,312

United Kingdom – 21.5%
174,248	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	20,444,915
256,587	Compass Group PLC (Consumer Services)	5,404,195
5,668,197	DS Smith PLC (Materials)	18,903,028
508,896	Experian PLC (Commercial & Professional Services)	16,226,301
643,730	Farfetch Ltd., Class A (Retailing)*	5,458,830
1,673,934	Informa PLC (Media & Entertainment)	10,666,185
103,341	InterContinental Hotels Group PLC (Consumer Services)	5,552,593
228,060	Reckitt Benckiser Group PLC (Household & Personal Products)	15,134,989
4,023,595	Rentokil Initial PLC (Commercial & Professional Services)	25,107,695

		122,898,731

United States – 9.3%
177,949	Ferguson PLC (Capital Goods)	19,406,905
111,724	Nestle SA (Food, Beverage & Tobacco)	12,162,141
172,776	Schneider Electric SE (Capital Goods)	21,848,639

		53,417,685

TOTAL COMMON STOCKS
(Cost $649,154,103)		$559,296,797

Shares	Dividend Rate	Value

Investment Company – 1.3%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,436,653	3.066%	$7,436,653
(Cost $7,436,653)

TOTAL INVESTMENTS – 99.2%
(Cost $656,590,756)		$566,733,450

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		4,648,731

NET ASSETS – 100.0%		$571,382,181

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments (continued)

October 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	20.1%
Financials	16.5
Information Technology	13.8
Health Care	13.2
Consumer Staples	9.5
Materials	7.1
Communication Services	5.4
Utilities	3.7
Real Estate	3.7
Consumer Discretionary	2.9
Energy	2.8
Investment Company	1.3

TOTAL INVESTMENTS	100.0%

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 95.7%
Australia – 6.7%
188,190	Rio Tinto PLC (Materials)	$9,835,128
913,190	Transurban Group (Transportation)	7,746,545
417,733	Westpac Banking Corp. (Banks)	6,450,203

		24,031,876

Denmark – 2.5%
83,447	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	9,073,298

Finland – 2.7%
1,012,317	Nordea Bank Abp (Banks)	9,670,178

France – 12.8%
182,475	BNP Paribas SA (Banks)	8,556,970
93,839	Gecina SA REIT (Real Estate)	8,366,134
281,514	Klepierre SA REIT (Real Estate)*	5,657,942
138,979	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	11,960,238
122,817	Vinci SA (Capital Goods)	11,303,713

		45,844,997

Germany – 1.7%
267,303	Vonovia SE (Real Estate)	5,910,235

Italy – 4.3%
1,179,062	Enel SpA (Utilities)	5,267,283
796,710	UniCredit SpA (Banks)	9,880,222

		15,147,505

Japan – 5.7%
464,300	ORIX Corp. (Diversified Financials)	6,819,501
272,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,191,171
23,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	6,288,009

		20,298,681

Netherlands – 6.4%
270,922	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	7,555,555
2,818,590	Koninklijke KPN NV (Telecommunication Services)	7,883,897
272,128	Shell PLC (Energy)	7,538,388

		22,977,840

Singapore – 4.2%
344,700	DBS Group Holdings Ltd. (Banks)	8,333,577
1,125,400	Singapore Exchange Ltd. (Diversified Financials)	6,692,341

		15,025,918

Spain – 3.3%
1,171,429	Iberdrola SA (Utilities)	11,912,592

Common Stocks – (continued)
Switzerland – 6.6%
4,346	SGS SA (Commercial & Professional Services)	9,580,808
32,336	Zurich Insurance Group AG (Insurance)	13,780,761

		23,361,569

Taiwan – 2.6%
768,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,233,057

United Kingdom – 22.5%
85,147	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	9,990,491
2,059,995	BP PLC (Energy)	11,397,153
228,500	Coca-Cola Europacific Partners PLC (Food, Beverage & Tobacco)	10,750,925
381,176	Compass Group PLC (Consumer Services)	8,028,269
3,235,991	DS Smith PLC (Materials)	10,791,796
1,740,197	HSBC Holdings PLC (Banks)	8,930,791
650,278	National Grid PLC (Utilities)	7,084,866
85,855	Reckitt Benckiser Group PLC (Household & Personal Products)	5,697,687
166,563	Unilever PLC (Household & Personal Products)	7,571,020

		80,242,998

United States – 13.7%
62,233	Ferguson PLC (Capital Goods)	6,787,057
106,511	Nestle SA (Food, Beverage & Tobacco)	11,594,660
40,026	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	13,280,554
62,492	Schneider Electric SE (Capital Goods)	7,902,516
125,314	Swiss Re AG (Insurance)	9,308,923

		48,873,710

TOTAL COMMON STOCKS
(Cost $380,816,877)		$341,604,454

Shares	Dividend Rate	Value

Investment Company – 3.1%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,213,362	3.066%	$11,213,362
(Cost $11,213,362)

TOTAL INVESTMENTS – 98.8%
(Cost $392,030,239)		$352,817,816

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		4,294,559

NET ASSETS – 100.0%		$357,112,375

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments (continued)

October 31, 2022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	25.1%
Health Care	14.6
Industrials	12.3
Consumer Staples	12.2
Utilities	6.9
Materials	5.8
Real Estate	5.6
Energy	5.4
Information Technology	4.4
Investment Company	3.2
Consumer Discretionary	2.3
Communication Services	2.2

TOTAL INVESTMENTS	100.0%

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities

October 31, 2022

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $78,465,489, $3,264,275,355 and $35,443,165, respectively)(a)	$54,986,655	$2,733,296,644	$25,917,125
Investments in affiliated issuers, at value (cost $718,374, $29,884,305 and $234,864, respectively)	718,374	29,884,305	234,864
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	91,000	42,000	—
Cash	718,808	5,353,727	51,907
Foreign currency, at value (cost $38,338, $11,232,523 and $563,949, respectively)	36,732	11,242,501	564,033
Receivables:
Investments sold	1,641,452	37,947,422	377,598
Fund shares sold	38,003	13,787,559	30,446
Reimbursement from investment adviser	22,792	20,906	55,929
Securities lending income	230	—	—
Dividends	—	1,194,529	14,272
Foreign tax reclaims	—	96,387	988
Other assets	41,283	342,388	42,625
Total assets	58,295,329	2,833,208,368	27,289,787

Liabilities:
Payables:
Investments purchased	1,019,137	36,724,948	732
Fund shares redeemed	99,585	20,338,292	2,479
Payable upon return of securities loaned	91,000	42,000	—
Management fees	57,380	2,215,963	22,493
Distribution and Service fees and Transfer Agency fees	7,444	299,053	1,681
Foreign capital gains taxes	—	5,885,765	—
Accrued expenses	312,231	2,419,375	186,366
Total liabilities	1,586,777	67,925,396	213,751

Net Assets:
Paid-in capital	110,671,089	3,974,178,645	99,479,920
Total distributable loss	(53,962,537)	(1,208,895,673)	(72,403,884)
NET ASSETS	$56,708,552	$2,765,282,972	$27,076,036
Net Assets:
Class A	$9,664,253	$165,154,751	$1,978,974
Class C	1,041,773	18,128,248	116,928
Institutional	8,319,518	1,798,319,112	10,245,086
Service	—	19,903,329	—
Investor	298,006	140,456,748	828,737
Class R6	734,036	132,039,852	56,642
Class R	—	—	198,626
Class P	36,650,966	491,280,932	13,651,043
Total Net Assets	$56,708,552	$2,765,282,972	$27,076,036
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	581,591	9,831,043	252,320
Class C	72,405	1,225,051	15,271
Institutional	461,959	99,538,838	1,301,467
Service	—	1,231,191	—
Investor	16,682	7,837,253	105,360
Class R6	40,903	7,275,812	7,200
Class R	—	—	25,525
Class P	2,041,417	27,068,692	1,734,141
Net asset value, offering and redemption price per share:(b)
Class A	$16.62	$16.80	$7.84
Class C	14.39	14.80	7.66
Institutional	18.01	18.07	7.87
Service	—	16.17	—
Investor	17.87	17.92	7.87
Class R6	17.95	18.15	7.87
Class R	—	—	7.78
Class P	17.95	18.15	7.87

(a) Includes loaned securities having a market value of $58,900 and $40,935 for the China Equity and Emerging Markets Equity Funds, respectively.

(b) Maximum public offering price per share for Class A Shares of the China Equity Fund, Emerging Markets Equity Fund and ESG Emerging Markets Equity Fund is $17.59, $17.78 and $8.30, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2022

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $649,154,103 and $380,816,877, respectively)	$559,296,797	$341,604,454
Investments in affiliated issuers, at value (cost $7,436,653 and $11,213,362, respectively)	7,436,653	11,213,362
Cash	2,967,358	2,639,437
Foreign currency, at value (cost $52,136 and $21,999, respectively)	49,391	21,466
Receivables:
Dividends	1,818,869	954,125
Foreign tax reclaims	777,670	636,822
Fund shares sold	660,302	2,827,730
Reimbursement from investment adviser	81,943	70,715
Securities lending income	10,445	—
Other assets	79,121	57,478
Total assets	573,178,549	360,025,589

Liabilities:
Payables:
Fund shares redeemed	1,130,528	2,166,893
Management fees	379,868	219,414
Distribution and Service fees and Transfer Agency fees	51,539	26,458
Investments purchased	—	238,128
Accrued expenses	234,433	262,321
Total liabilities	1,796,368	2,913,214

Net Assets:
Paid-in capital	673,828,299	395,755,953
Total distributable loss	(102,446,118)	(38,643,578)
NET ASSETS	$571,382,181	$357,112,375
Net Assets:
Class A	$87,228,371	$32,121,286
Class C	7,480,836	1,652,860
Institutional	256,615,402	207,340,184
Service	575,499	—
Investor	78,729,512	60,050,511
Class R6	50,921,664	22,020,473
Class R	—	513,942
Class P	89,830,897	33,413,119
Total Net Assets	$571,382,181	$357,112,375
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,068,791	2,576,576
Class C	382,880	152,056
Institutional	11,647,101	15,681,077
Service	25,714	—
Investor	3,598,972	4,826,742
Class R6	2,324,792	1,667,921
Class R	—	41,009
Class P	4,100,807	2,532,243
Net asset value, offering and redemption price per share:(a)
Class A	$21.44	$12.47
Class C	19.54	10.87
Institutional	22.03	13.22
Service	22.38	—
Investor	21.88	12.44
Class R6	21.90	13.20
Class R	—	12.53
Class P	21.91	13.20

(a)	Maximum public offering price per share for Class A Shares of the International Equity ESG Fund and International Equity Income Fund is $22.69 and $13.20, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $91,702, $8,575,300 and $92,841, respectively)	$1,080,319	$62,261,126	$719,219

Dividends — affiliated issuers	7,844	158,233	1,239

Securities lending income — affiliated issuer	6,674	74,254	16

Interest	—	2,544,466	—

Total investment income	1,094,837	65,038,079	720,474

Expenses:
Management fees	1,033,130	37,189,612	373,466
Professional fees	125,226	181,879	189,358
Custody, accounting and administrative services	108,694	2,369,435	100,507
Registration fees	83,361	325,490	116,219
Printing and mailing costs	56,894	478,668	83,584
Transfer Agency fees(a)	56,506	2,019,179	18,343
Distribution and Service (12b-1) fees(a)	51,499	758,178	9,290
Trustee fees	26,687	33,307	26,588
Service fees — Class C	3,515	134,010	269
Shareholder Administration fees — Service Shares	—	66,511	—

Other	13,784	32,038	9,743

Total expenses	1,559,296	43,588,307	927,367

Less — expense reductions	(307,723)	(4,209,562)	(491,971)

Net expenses	1,251,573	39,378,745	435,396

NET INVESTMENT INCOME (LOSS)	(156,736)	25,659,334	285,078

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(29,254,920)	(617,616,028)	(10,105,935)

Foreign currency transactions	(22,273)	(1,324,191)	(110,880)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $17,295, $(19,438,151) and $(108,854), respectively)	(36,091,608)	(1,357,002,616)	(9,432,264)

Foreign currency translations	(24,592)	4,059,933	2,041

Net realized and unrealized loss	(65,393,393)	(1,971,882,902)	(19,647,038)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,550,129)	$(1,946,223,568)	$(19,361,960)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity	$40,955	$10,544	$—	$26,212	$2,249	$7,103	$—	$792	$300	$—	$19,850
Emerging Markets Equity	555,683	202,495	—	355,637	43,199	977,198	10,642	373,941	33,312	—	225,250
ESG Emerging Markets Equity	7,231	809	1,250	4,628	173	6,019	—	1,453	103	400	5,567

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2022

	International Equity ESG Fund	International Equity Income Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,384,703 and $839,642, respectively)	$12,778,778	$8,192,515

Dividends — affiliated issuers	105,322	81,904

Securities lending income — affiliated issuer	76,164	—

Total investment income	12,960,264	8,274,419

Expenses:

Management fees	4,305,790	1,744,150

Transfer Agency fees(a)	367,556	167,945

Distribution and/or Service (12b-1) fees(a)	245,851	90,985

Professional fees	150,380	91,852

Registration fees	143,396	123,275

Custody, accounting and administrative services	100,103	148,513

Printing and mailing costs	49,107	37,923

Trustee fees	27,509	26,947

Service fees — Class C	22,832	5,178

Shareholder Administration fees — Service Shares	1,180	—

Other	13,594	7,591

Total expenses	5,427,298	2,444,359

Less — expense reductions	(708,916)	(436,176)

Net expenses	4,718,382	2,008,183

NET INVESTMENT INCOME	8,241,882	6,266,236

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(18,327,593)	(528,921)

Foreign currency transactions	(55,408)	(32,087)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(137,346,432)	(48,153,302)

Foreign currency translations	(86,424)	(76,962)

Net realized and unrealized loss	(155,815,857)	(48,791,272)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(147,573,975)	$(42,525,036)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
International Equity ESG	$180,896	$64,955	$—	$115,773	$13,857	$84,148	$189	$110,259	$9,837	$—	$33,493
International Equity Income	72,443	15,535	3,007	46,363	3,315	42,391	—	62,695	3,703	962	8,516

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income (loss)	$(156,736)	$(77,561)	$25,659,334	$7,272,920

Net realized gain (loss)	(29,277,193)	6,588,397	(618,940,219)	180,856,993

Net change in unrealized gain (loss)	(36,116,200)	(14,596,604)	(1,352,942,683)	294,374,618

Net increase (decrease) in net assets resulting from operations	(65,550,129)	(8,085,768)	(1,946,223,568)	482,504,531

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,284,176)	(1,032,658)	(1,742,196)	(195,130)

Class C Shares	(117,728)	(58,412)	(113,290)	—

Institutional Shares	(1,257,226)	(579,417)	(26,320,435)	(5,534,105)

Service Shares	—	—	(248,453)	—

Investor Shares	(33,071)	(88,975)	(2,572,982)	(461,894)

Class R6 Shares	(75,181)	(38,386)	(1,248,690)	(207,233)

Class P Shares	(4,901,721)	(3,246,437)	(8,752,840)	(1,905,777)

Total distributions to shareholders	(7,669,103)	(5,044,285)	(40,998,886)	(8,304,139)

From share transactions:

Proceeds from sales of shares	31,261,078	106,114,403	2,368,356,467	2,204,016,948

Reinvestment of distributions	7,587,963	4,973,744	38,197,200	7,511,354

Cost of shares redeemed	(48,696,769)	(46,334,845)	(2,088,783,885)	(700,870,868)

Net increase (decrease) in net assets resulting from share transactions	(9,847,728)	64,753,302	317,769,782	1,510,657,434

TOTAL INCREASE (DECREASE)	(83,066,960)	51,623,249	(1,669,452,672)	1,984,857,826

Net Assets:

Beginning of year	139,775,512	88,152,263	4,434,735,644	2,449,877,818

End of year	$56,708,552	$139,775,512	$2,765,282,972	$4,434,735,644

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund		International Equity ESG Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$285,078	$18,695	$8,241,882	$2,523,575

Net realized gain (loss)	(10,216,815)	4,793,527	(18,383,001)	24,378,654

Net change in unrealized gain (loss)	(9,430,223)	(5,226,807)	(137,432,856)	43,827,449

Net increase (decrease) in net assets resulting from operations	(19,361,960)	(414,585)	(147,573,975)	70,729,678

Distributions to shareholders:

From distributable earnings:

Class A Shares	(261,225)	—	(3,927,097)	(1,466)

Class C Shares	(9,013)	—	(555,440)	—

Institutional Shares	(400,976)	(30,382)	(7,449,330)	(91,491)

Service Shares	—	—	(20,704)	—

Investor Shares	(77,847)	(158)	(2,279,918)	(5,951)

Class R6 Shares	(4,683)	(237)	(1,253,796)	(7,595)

Class R Shares	(17,502)	—	—	—
Class P Shares	(1,441,940)	(586)	(7,925,666)	(223,814)

Total distributions to shareholders	(2,213,186)	(31,363)	(23,411,951)	(330,317)

From share transactions:

Proceeds from sales of shares	36,524,849	9,402,122	592,034,391	199,535,178

Proceeds received in connection with merger	—	26,514,969	—	—

Reinvestment of distributions	2,210,725	31,363	22,947,346	327,945

Cost of shares redeemed	(20,828,195)	(14,006,154)	(235,177,840)	(42,252,620)

Net increase in net assets resulting from share transactions	17,907,379	21,942,300	379,803,897	157,610,503

TOTAL INCREASE (DECREASE)	(3,667,767)	21,496,352	208,817,971	228,009,864

Net Assets:

Beginning of year	30,743,803	9,247,451	362,564,210	134,554,346

End of year	$27,076,036	$30,743,803	$571,382,181	$362,564,210

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Income Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:

Net investment income	$6,266,236	$2,392,132

Net realized gain (loss)	(561,008)	3,170,433

Net change in unrealized gain (loss)	(48,230,264)	14,849,663

Net increase (decrease) in net assets resulting from operations	(42,525,036)	20,412,228

Distributions to shareholders:

From distributable earnings:

Class A Shares	(775,823)	(409,392)

Class C Shares	(53,453)	(36,613)

Institutional Shares	(2,546,588)	(343,890)

Investor Shares	(1,111,827)	(358,627)

Class R6 Shares	(357,317)	(95,219)

Class R Shares	(15,077)	(9,504)

Class P Shares	(853,645)	(652,395)

Total distributions to shareholders	(5,713,730)	(1,905,640)

From share transactions:

Proceeds from sales of shares	380,795,060	42,199,176

Reinvestment of distributions	5,691,410	1,892,437

Cost of shares redeemed	(83,223,992)	(17,978,889)

Net increase in net assets resulting from share transactions	303,262,478	26,112,724

TOTAL INCREASE	255,023,712	44,619,312

Net Assets:

Beginning of period	102,088,663	57,469,351

End of period	$357,112,375	$102,088,663

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$35.80	$36.99	$25.87	$23.13	$27.69

Net investment income (loss)(a)	(0.15)	(0.15)	(0.07)	0.04	0.05

Net realized and unrealized gain (loss)	(16.89)	0.93	11.35	4.23	(4.22)

Total from investment operations	(17.04)	0.78	11.28	4.27	(4.17)

Distributions to shareholders from net investment income	—	—	(0.16)	(0.04)	—

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	(2.14)	(1.97)	(0.16)	(1.53)	(0.39)

Net asset value, end of year	$16.62	$35.80	$36.99	$25.87	$23.13

Total Return(b)	(50.53)%	1.96%	43.67%	19.54%	(15.32)%

Net assets, end of year (in 000’s)	$9,664	$22,002	$18,617	$13,397	$13,598

Ratio of net expenses to average net assets	1.47%	1.45%	1.47%	1.51%	1.54%

Ratio of total expenses to average net assets	1.81%	1.77%	2.11%	2.10%	1.91%

Ratio of net investment income (loss) to average net assets	(0.55)%	(0.38)%	(0.24)%	0.17%	0.17%

Portfolio turnover rate(c)	37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$31.53	$33.03	$23.14	$20.95	$25.31

Net investment loss(a)	(0.36)	(0.40)	(0.26)	(0.14)	(0.13)

Net realized and unrealized gain (loss)	(14.64)	0.87	10.15	3.82	(3.84)

Total from investment operations	(15.00)	0.47	9.89	3.68	(3.97)

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	(0.39)

Net asset value, end of year	$14.39	$31.53	$33.03	$23.14	$20.95

Total Return(b)	(50.89)%	1.22%	42.60%	18.66%	(15.94)%

Net assets, end of year (in 000’s)	$1,042	$1,737	$973	$896	$1,318

Ratio of net expenses to average net assets	2.22%	2.20%	2.21%	2.27%	2.29%

Ratio of total expenses to average net assets	2.56%	2.54%	2.85%	2.85%	2.66%

Ratio of net investment loss to average net assets	(1.56)%	(1.17)%	(0.98)%	(0.63)%	(0.52)%

Portfolio turnover rate(c)	37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.50	$39.52	$27.63	$24.56	$29.28

Net investment income (loss)(a)	0.01	0.03	0.05	0.14	0.19

Net realized and unrealized gain (loss)	(18.36)	0.92	12.09	4.50	(4.51)

Total from investment operations	(18.35)	0.95	12.14	4.64	(4.32)

Distributions to shareholders from net investment income	—	—	(0.25)	(0.08)	(0.01)

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	(2.14)	(1.97)	(0.25)	(1.57)	(0.40)

Net asset value, end of year	$18.01	$38.50	$39.52	$27.63	$24.56

Total Return(b)	(50.35)%	2.28%	44.13%	19.98%	(14.98)%

Net assets, end of year (in 000’s)	$8,320	$23,762	$10,824	$6,327	$6,997

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.44%	1.40%	1.74%	1.71%	1.47%

Ratio of net investment income (loss) to average net assets	0.03%	0.07%	0.17%	0.54%	0.63%

Portfolio turnover rate(c)	37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs China Equity Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$38.24	$39.28	$27.46	$24.41	$29.14

Net investment income (loss)(a)	(0.06)	(0.01)	0.01	0.09	0.15

Net realized and unrealized gain (loss)	(18.17)	0.94	12.03	4.50	(4.48)

Total from investment operations	(18.23)	0.93	12.04	4.59	(4.33)

Distributions to shareholders from net investment income	—	—	(0.22)	(0.05)	(0.01)

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	(0.39)

Total distributions	(2.14)	(1.97)	(0.22)	(1.54)	(0.40)

Net asset value, end of year	$17.87	$38.24	$39.28	$27.46	$24.41

Total Return(b)	(50.40)%	2.22%	44.01%	19.86%	(15.11)%

Net assets, end of year (in 000’s)	$298	$636	$762	$226	$392

Ratio of net expenses to average net assets	1.22%	1.20%	1.22%	1.27%	1.29%

Ratio of total expenses to average net assets	1.56%	1.49%	1.86%	1.85%	1.63%

Ratio of net investment income (loss) to average net assets	(0.20)%	(0.02)%	0.04%	0.35%	0.52%

Portfolio turnover rate(c)	37%	46%	106%	20%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.37	$39.39	$27.54	$24.56	$30.83

Net investment income (loss)(b)	(0.05)	0.03	(0.02)	0.15	0.19

Net realized and unrealized gain (loss)	(18.23)	0.92	12.13	4.48	(6.46)

Total from investment operations	(18.28)	0.95	12.11	4.63	(6.27)

Distributions to shareholders from net investment income	—	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	—

Total distributions	(2.14)	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$17.95	$38.37	$39.39	$27.54	$24.56

Total Return(c)	(50.37)%	2.29%	44.15%	19.96%	(20.34)%

Net assets, end of period (in 000’s)	$734	$1,389	$631	$432	$8

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15	%(d)

Ratio of total expenses to average net assets	1.43%	1.38%	1.71%	1.70%	1.55	%(d)

Ratio of net investment income (loss) to average net assets	(0.18)%	0.08%	(0.07)%	0.57%	1.00	%(d)

Portfolio turnover rate(e)	37%	46%	106%	20%	39%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs China Equity Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$38.39	$39.40	$27.55	$24.57	$30.61

Net investment income (loss)(b)	(0.02)	— (c)	0.01	0.14	0.09

Net realized and unrealized gain (loss)	(18.28)	0.96	12.10	4.49	(6.13)

Total from investment operations	(18.30)	0.96	12.11	4.63	(6.04)

Distributions to shareholders from net investment income	—	—	(0.26)	(0.16)	—

Distributions to shareholders from net realized gains	(2.14)	(1.97)	—	(1.49)	—

Total distributions	(2.14)	(1.97)	(0.26)	(1.65)	—

Net asset value, end of period	$17.95	$38.39	$39.40	$27.55	$24.57

Total Return(d)	(50.35)%	2.26%	44.17%	19.98%	(19.73)%

Net assets, end of period (in 000’s)	$36,651	$90,250	$56,345	$52,673	$47,901

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.14	%(e)

Ratio of total expenses to average net assets	1.43%	1.39%	1.71%	1.70%	1.77	%(e)

Ratio of net investment income (loss) to average net assets	(0.07)%	0.01%	0.04%	0.55%	0.59	%(e)

Portfolio turnover rate(f)	37%	46%	106%	20%	39%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$28.53	$23.76	$20.35	$17.18	$20.91

Net investment income (loss)(a)	0.08	(0.02)	0.11	0.07	0.10

Net realized and unrealized gain (loss)	(11.63)	4.81	3.49	3.18	(3.69)

Total from investment operations	(11.55)	4.79	3.60	3.25	(3.59)

Distributions to shareholders from net investment income	(0.18)	(0.02)	(0.19)	(0.08)	(0.14)

Net asset value, end of year	$16.80	$28.53	$23.76	$20.35	$17.18

Total Return(b)	(40.71)%	20.11%	17.77%	19.03%	(17.32)%

Net assets, end of year (in 000’s)	$165,155	$265,040	$247,765	$230,234	$152,596

Ratio of net expenses to average net assets	1.31%	1.34%	1.49%	1.55%	1.56%

Ratio of total expenses to average net assets	1.47%	1.48%	1.54%	1.58%	1.64%

Ratio of net investment income (loss) to average net assets	0.37%	(0.08)%	0.51%	0.39%	0.46%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$25.23	$21.16	$18.12	$15.34	$18.72

Net investment loss(a)	(0.07)	(0.21)	(0.06)	(0.06)	(0.05)

Net realized and unrealized gain (loss)	(10.28)	4.28	3.12	2.84	(3.30)

Total from investment operations	(10.35)	4.07	3.06	2.78	(3.35)

Distributions to shareholders from net investment income	(0.08)	—	(0.02)	—	(0.03)

Net asset value, end of year	$14.80	$25.23	$21.16	$18.12	$15.34

Total Return(b)	(41.14)%	19.23%	16.85%	18.12%	(17.91)%

Net assets, end of year (in 000’s)	$18,128	$36,367	$23,425	$30,115	$33,252

Ratio of net expenses to average net assets	2.06%	2.09%	2.24%	2.30%	2.31%

Ratio of total expenses to average net assets	2.22%	2.23%	2.29%	2.33%	2.39%

Ratio of net investment loss to average net assets	(0.36)%	(0.81)%	(0.34)%	(0.33)%	(0.25)%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.67	$25.54	$21.85	$18.43	$22.40

Net investment income(a)	0.17	0.07	0.21	0.17	0.20

Net realized and unrealized gain (loss)	(12.49)	5.15	3.73	3.40	(3.96)

Total from investment operations	(12.32)	5.22	3.94	3.57	(3.76)

Distributions to shareholders from net investment income	(0.28)	(0.09)	(0.25)	(0.15)	(0.21)

Net asset value, end of year	$18.07	$30.67	$25.54	$21.85	$18.43

Total Return(b)	(40.52)%	20.51%	18.11%	19.51%	(16.99)%

Net assets, end of year (in 000’s)	$1,798,319	$2,699,332	$1,479,859	$940,632	$678,197

Ratio of net expenses to average net assets	1.00%	1.03%	1.16%	1.17%	1.17%

Ratio of total expenses to average net assets	1.10%	1.11%	1.17%	1.19%	1.24%

Ratio of net investment income to average net assets	0.70%	0.24%	0.93%	0.84%	0.91%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.54	$22.97	$19.68	$16.60	$20.21

Net investment income (loss)(a)	0.04	(0.07)	0.07	0.06	0.07

Net realized and unrealized gain (loss)	(11.20)	4.64	3.38	3.06	(3.56)

Total from investment operations	(11.16)	4.57	3.45	3.12	(3.49)

Distributions to shareholders from net investment income	(0.21)	—	(0.16)	(0.04)	(0.12)

Net asset value, end of year	$16.17	$27.54	$22.97	$19.68	$16.60

Total Return(b)	(40.80)%	19.90%	17.55%	18.85%	(17.38)%

Net assets, end of year (in 000’s)	$19,903	$32,940	$26,329	$24,183	$19,922

Ratio of net expenses to average net assets	1.50%	1.53%	1.65%	1.67%	1.67%

Ratio of total expenses to average net assets	1.60%	1.61%	1.67%	1.69%	1.75%

Ratio of net investment income (loss) to average net assets	0.19%	(0.26)%	0.35%	0.32%	0.36%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.43	$25.33	$21.66	$18.28	$22.24

Net investment income(a)	0.17	0.06	0.16	0.12	0.17

Net realized and unrealized gain (loss)	(12.42)	5.11	3.73	3.38	(3.94)

Total from investment operations	(12.25)	5.17	3.89	3.50	(3.77)

Distributions to shareholders from net investment income	(0.26)	(0.07)	(0.22)	(0.12)	(0.19)

Net asset value, end of year	$17.92	$30.43	$25.33	$21.66	$18.28

Total Return(b)	(40.56)%	20.43%	18.02%	19.31%	17.07%

Net assets, end of year (in 000’s)	$140,457	$295,910	$147,386	$135,484	$139,726

Ratio of net expenses to average net assets	1.06%	1.08%	1.24%	1.30%	1.31%

Ratio of total expenses to average net assets	1.22%	1.23%	1.29%	1.33%	1.38%

Ratio of net investment income to average net assets	0.69%	0.20%	0.70%	0.58%	0.79%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.81	$25.65	$21.94	$18.51	$22.41

Net investment income(a)	0.14	0.07	0.16	0.17	0.21

Net realized and unrealized gain (loss)	(12.52)	5.19	3.80	3.41	(4.00)

Total from investment operations	(12.38)	5.26	3.96	3.58	(3.79)

Distributions to shareholders from net investment income	(0.28)	(0.10)	(0.25)	(0.15)	(0.11)

Net asset value, end of year	$18.15	$30.81	$25.65	$21.94	$18.51

Total Return(b)	(40.51)%	20.51%	18.13%	19.52%	(16.96)%

Net assets, end of year (in 000’s)	$132,040	$141,786	$53,424	$25,387	$37,865

Ratio of net expenses to average net assets	0.99%	1.02%	1.15%	1.16%	1.16%

Ratio of total expenses to average net assets	1.09%	1.10%	1.16%	1.18%	1.21%

Ratio of net investment income to average net assets	0.59%	0.22%	0.71%	0.82%	0.99%

Portfolio turnover rate(c)	51%	52%	31%	33%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.81	$25.65	$21.94	$18.51	$23.46

Net investment income(b)	0.18	0.08	0.19	0.17	0.10

Net realized and unrealized gain (loss)	(12.56)	5.18	3.77	3.41	(5.05)

Total from investment operations	(12.38)	5.26	3.96	3.58	(4.95)

Distributions to shareholders from net investment income	(0.28)	(0.10)	(0.25)	(0.15)	—

Net asset value, end of period	$18.15	$30.81	$25.65	$21.94	$18.51

Total Return(c)	(40.51)%	20.50%	18.14%	19.47%	(21.06)%

Net assets, end of period (in 000’s)	$491,281	$963,360	$471,690	$389,019	$311,447

Ratio of net expenses to average net assets	0.99%	1.01%	1.15%	1.16%	1.15	%(d)

Ratio of total expenses to average net assets	1.09%	1.10%	1.15%	1.18%	1.24	%(d)

Ratio of net investment income to average net assets	0.72%	0.27%	0.86%	0.82%	0.94	%(d)

Portfolio turnover rate(e)	51%	52%	31%	33%	52%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.02	$11.73	$9.95	$8.40	$10.00

Net investment income (loss)(b)	0.04	(0.02)	— (c)	0.04	0.03

Net realized and unrealized gain (loss)	(5.28)	2.31	1.84	1.53	(1.63)

Total from investment operations	(5.24)	2.29	1.84	1.57	(1.60)

Distributions to shareholders from net investment income	(0.04)	—	(0.06)	(0.02)	—

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Total distributions	(0.94)	—	(0.06)	(0.02)	—

Net asset value, end of period	$7.84	$14.02	$11.73	$9.95	$8.40

Total Return(d)	(39.89)%	19.52%	18.46%	18.74%	(16.00)%

Net assets, end of period (in 000’s)	$1,979	$4,072	$92	$50	$42

Ratio of net expenses to average net assets	1.44%	1.47%	1.49%	1.60%	1.53	%(e)

Ratio of total expenses to average net assets	2.89%	3.64%	6.33%	7.73%	10.28	%(e)

Ratio of net investment income (loss) to average net assets	0.39%	(0.17)%	0.02%	0.44%	0.64	%(e)

Portfolio turnover rate(f)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$13.77	$11.61	$9.87	$8.37	$10.00

Net investment loss(b)	(0.07)	(0.14)	(0.09)	(0.03)	—	(c)

Net realized and unrealized gain (loss)	(5.14)	2.30	1.83	1.53	(1.63)

Total from investment operations	(5.21)	2.16	1.74	1.50	(1.63)

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Net asset value, end of period	$7.66	$13.77	$11.61	$9.87	$8.37

Total Return(d)	(40.29)%	18.60%	17.58%	17.92%	(16.30)%

Net assets, end of period (in 000’s)	$117	$137	$58	$49	$42

Ratio of net expenses to average net assets	2.19%	2.20%	2.24%	2.35%	2.28	%(e)

Ratio of total expenses to average net assets	3.65%	3.64%	6.94%	8.49%	11.03	%(e)

Ratio of net investment loss to average net assets	(0.64)%	(0.96)%	(0.84)%	(0.31)%	(0.11	)%(e)

Portfolio turnover rate(f)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.06	$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.09	0.01	0.03	0.08	0.04

Net realized and unrealized gain (loss)	(5.31)	2.32	1.85	1.53	(1.63)

Total from investment operations	(5.22)	2.33	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.07)	(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Total distributions	(0.97)	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$7.87	$14.06	$11.77	$9.98	$8.41

Total Return(c)	(39.66)%	19.81%	18.91%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$10,245	$5,008	$8,631	$6,912	$5,679

Ratio of net expenses to average net assets	1.10%	1.14%	1.14%	1.21%	1.14	%(d)

Ratio of total expenses to average net assets	2.27%	3.16%	5.83%	7.31%	9.89	%(d)

Ratio of net investment income to average net assets	0.86%	0.06%	0.26%	0.85%	1.03	%(d)

Portfolio turnover rate(e)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.06	$11.76	$9.97	$8.41	$10.00

Net investment income(b)	0.06	0.01	0.02	0.06	0.03

Net realized and unrealized gain (loss)	(5.28)	2.32	1.85	1.53	(1.62)

Total from investment operations	(5.22)	2.33	1.87	1.59	(1.59)

Distributions to shareholders from net investment income	(0.07)	(0.03)	(0.08)	(0.03)	—

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Total distributions	(0.97)	(0.03)	(0.08)	(0.03)	—

Net asset value, end of period	$7.87	$14.06	$11.76	$9.97	$8.41

Total Return(c)	(39.70)%	19.82%	18.79%	19.03%	(15.90)%

Net assets, end of period (in 000’s)	$829	$1,088	$59	$50	$42

Ratio of net expenses to average net assets	1.19%	1.22%	1.24%	1.35%	1.28	%(d)

Ratio of total expenses to average net assets	2.64%	3.33%	5.94%	7.49%	10.03	%(d)

Ratio of net investment income to average net assets	0.61%	0.08%	0.15%	0.69%	0.89	%(d)

Portfolio turnover rate(e)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.07	$11.77	$9.98	$8.41	$10.00

Net investment income(b)	0.11	0.02	0.03	0.08	0.04

Net realized and unrealized gain (loss)	(5.33)	2.32	1.85	1.53	(1.63)

Total from investment operations	(5.22)	2.34	1.88	1.61	(1.59)

Distributions to shareholders from net investment income	(0.08)	(0.04)	(0.09)	(0.04)	—

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Total distributions	(0.98)	(0.04)	(0.09)	(0.04)	—

Net asset value, end of period	$7.87	$14.07	$11.77	$9.98	$8.41

Total Return(c)	(39.69)%	19.90%	18.92%	19.26%	(15.90)%

Net assets, end of period (in 000’s)	$57	$17	$65	$50	$42

Ratio of net expenses to average net assets	1.09%	1.13%	1.13%	1.20%	1.13	%(d)

Ratio of total expenses to average net assets	2.05%	3.00%	5.84%	7.34%	9.88	%(d)

Ratio of net investment income to average net assets	1.09%	0.13%	0.26%	0.84%	1.04	%(d)

Portfolio turnover rate(e)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$13.92	$11.68	$9.94	$8.39	$10.00

Net investment income (loss)(b)	0.02	(0.07)	(0.03)	0.01	0.02

Net realized and unrealized gain (loss)	(5.25)	2.31	1.83	1.55	(1.63)

Total from investment operations	(5.23)	2.24	1.80	1.56	(1.61)

Distributions to shareholders from net investment income	(0.01)	—	(0.06)	(0.01)	—

Distributions to shareholders from net realized gains	(0.90)	—	—	—	—

Total distributions	(0.91)	—	(0.06)	(0.01)	—

Net asset value, end of period	$7.78	$13.92	$11.68	$9.94	$8.39

Total Return(c)	(40.03)%	19.18%	18.11%	18.57%	(16.10)%

Net assets, end of period (in 000’s)	$199	$267	$255	$167	$42

Ratio of net expenses to average net assets	1.69%	1.72%	1.74%	1.92%	1.78	%(d)

Ratio of total expenses to average net assets	3.10%	4.12%	6.53%	7.68%	10.53	%(d)

Ratio of net investment income (loss) to average net assets	0.15%	(0.47)%	(0.34)%	0.06%	0.39	%(d)

Portfolio turnover rate(e)	65%	116%	28%	57%	23%

(a)	Commenced operations on May 31, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class P Shares
	Year Ended October 31,		Period Ended October 31, 2020(a)
	2022	2021
Per Share Data

Net asset value, beginning of period	$14.07	$11.77	$10.87

Net investment income(b)	0.08	0.02	0.03

Net realized and unrealized gain (loss)	(5.30)	2.32	0.87

Total from investment operations	(5.22)	2.34	0.90

Distributions to shareholders from net investment income	(0.08)	(0.04)	—

Distributions to shareholders from net realized gains	(0.90)	—	—

Total distributions	(0.98)	(0.04)	—

Net asset value, end of period	$7.87	$14.07	$11.77

Total Return(c)	(39.69)%	19.92%	8.28%

Net assets, end of period (in 000’s)	$13,651	$20,156	$86

Ratio of net expenses to average net assets	1.10%	1.13%	1.08	%(d)

Ratio of total expenses to average net assets	2.46%	3.46%	6.51	%(d)

Ratio of net investment income to average net assets	0.73%	0.17%	0.30	%(d)

Portfolio turnover rate(e)	65%	116%	28%

(a)	Commenced operations on January 21, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.27	$21.01	$20.67	$17.88	$19.92

Net investment income(a)	0.29	0.23	0.04	0.28	0.22

Net realized and unrealized gain (loss)	(7.31)	9.03	0.66	2.76	(2.01)

Total from investment operations	(7.02)	9.26	0.70	3.04	(1.79)

Distributions to shareholders from net investment income	(0.33)	— (b)	(0.36)	(0.25)	(0.25)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.81)	—	(0.36)	(0.25)	(0.25)

Net asset value, end of year	$21.44	$30.27	$21.01	$20.67	$17.88

Total Return(c)	(24.50)%	44.15%	3.30%	17.33%	(9.11)%

Net assets, end of year (in 000’s)	$87,228	$62,250	$33,927	$35,181	$34,602

Ratio of net expenses to average net assets	1.18%	1.18%	1.20%	1.26%	1.29%

Ratio of total expenses to average net assets	1.36%	1.47%	1.69%	1.69%	1.58%

Ratio of net investment income to average net assets	1.19%	0.82%	0.21%	1.52%	1.11%

Portfolio turnover rate(d)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$27.80	$19.44	$19.16	$16.49	$18.39

Net investment income (loss)(a)	0.12	— (b)	(0.10)	0.13	0.07

Net realized and unrealized gain (loss)	(6.72)	8.36	0.60	2.58	(1.86)

Total from investment operations	(6.60)	8.36	0.50	2.71	(1.79)

Distributions to shareholders from net investment income	(0.18)	—	(0.22)	(0.04)	(0.11)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.66)	—	(0.22)	(0.04)	(0.11)

Net asset value, end of year	$19.54	$27.80	$19.44	$19.16	$16.49

Total Return(c)	(25.08)%	43.08%	2.53%	16.49%	(9.79)%

Net assets, end of year (in 000’s)	$7,481	$8,953	$9,369	$10,400	$9,985

Ratio of net expenses to average net assets	1.93%	1.93%	1.95%	2.01%	2.04%

Ratio of total expenses to average net assets	2.11%	2.23%	2.44%	2.44%	2.33%

Ratio of net investment income (loss) to average net assets	0.52%	(0.01)%	(0.54)%	0.78%	0.40%

Portfolio turnover rate(d)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$31.04	$21.53	$21.17	$18.23	$20.30

Net investment income(a)	0.44	0.35	0.15	0.29	0.40

Net realized and unrealized gain (loss)	(7.57)	9.23	0.63	2.89	(2.14)

Total from investment operations	(7.13)	9.58	0.78	3.18	(1.74)

Distributions to shareholders from net investment income	(0.40)	(0.07)	(0.42)	(0.24)	(0.33)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.88)	(0.07)	(0.42)	(0.24)	(0.33)

Net asset value, end of year	$22.03	$31.04	$21.53	$21.17	$18.23

Total Return(b)	(24.27)%	44.62%	3.62%	17.76%	(8.76)%

Net assets, end of year (in 000’s)	$256,615	$111,615	$23,137	$7,660	$6,835

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.90%	0.90%

Ratio of total expenses to average net assets	0.98%	1.09%	1.33%	1.31%	1.17%

Ratio of net investment income to average net assets	1.77%	1.20%	0.72%	1.49%	1.94%

Portfolio turnover rate(c)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$31.63	$22.00	$21.63	$18.70	$20.68

Net investment income(a)	0.32	0.17	0.01	0.28	0.22

Net realized and unrealized gain (loss)	(7.71)	9.46	0.70	2.88	(2.10)

Total from investment operations	(7.39)	9.63	0.71	3.16	(1.88)

Distributions to shareholders from net investment income	(0.38)	—	(0.34)	(0.23)	(0.10)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.86)	—	(0.34)	(0.23)	(0.10)

Net asset value, end of year	$22.38	$31.63	$22.00	$21.63	$18.70

Total Return(b)	(24.64)%	43.90%	3.16%	17.20%	(9.14)%

Net assets, end of year (in 000’s)	$575	$260	$4	$4	$4

Ratio of net expenses to average net assets	1.36%	1.36%	1.34%	1.36%	1.34%

Ratio of total expenses to average net assets	1.48%	1.58%	1.79%	1.75%	1.58%

Ratio of net investment income to average net assets	1.27%	0.57%	0.07%	1.44%	1.07%

Portfolio turnover rate(c)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.85	$21.41	$21.06	$18.20	$20.23

Net investment income(a)	0.46	0.34	0.09	0.36	0.24

Net realized and unrealized gain (loss)	(7.55)	9.17	0.68	2.78	(2.02)

Total from investment operations	(7.09)	9.51	0.77	3.14	(1.78)

Distributions to shareholders from net investment income	(0.40)	(0.07)	(0.42)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.88)	(0.07)	(0.42)	(0.28)	(0.25)

Net asset value, end of year	$21.88	$30.85	$21.41	$21.06	$18.20

Total Return(b)	(24.30)%	44.52%	3.56%	17.64%	(8.92)%

Net assets, end of year (in 000’s)	$78,730	$31,735	$1,298	$492	$421

Ratio of net expenses to average net assets	0.93%	0.93%	0.95%	1.00%	1.04%

Ratio of total expenses to average net assets	1.10%	1.20%	1.44%	1.44%	1.34%

Ratio of net investment income to average net assets	1.86%	1.15%	0.44%	1.87%	1.20%

Portfolio turnover rate(c)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$30.87	$21.41	$21.06	$18.23	$20.30

Net investment income(a)	0.44	0.36	0.14	0.45	0.31

Net realized and unrealized gain (loss)	(7.53)	9.17	0.64	2.71	(2.05)

Total from investment operations	(7.09)	9.53	0.78	3.16	(1.74)

Distributions to shareholders from net investment income	(0.40)	(0.07)	(0.43)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.88)	(0.07)	(0.43)	(0.33)	(0.33)

Net asset value, end of year	$21.90	$30.87	$21.41	$21.06	$18.23

Total Return(b)	(24.27)%	44.65%	3.63%	17.76%	(8.74)%

Net assets, end of year (in 000’s)	$50,922	$15,095	$1,981	$470	$11

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.90%	0.89%

Ratio of total expenses to average net assets	0.97%	1.08%	1.32%	1.31%	1.18%

Ratio of net investment income to average net assets	1.81%	1.23%	0.69%	2.35%	1.53%

Portfolio turnover rate(c)	35%	39%	55%	41%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.87	$21.42	$21.05	$18.23	$20.84

Net investment income(b)	0.39	0.33	0.11	0.36	0.06

Net realized and unrealized gain (loss)	(7.47)	9.19	0.69	2.79	(2.67)

Total from investment operations	(7.08)	9.52	0.80	3.15	(2.61)

Distributions to shareholders from net investment income	(0.40)	(0.07)	(0.43)	(0.33)	—

Distributions to shareholders from net realized gains	(1.48)	—	—	—	—

Total distributions	(1.88)	(0.07)	(0.43)	(0.33)	—

Net asset value, end of period	$21.91	$30.87	$21.42	$21.05	$18.23

Total Return(c)	(24.25)%	44.64%	3.67%	17.73%	(12.52)%

Net assets, end of period (in 000’s)	$89,831	$132,657	$64,838	$68,987	$94,972

Ratio of net expenses to average net assets	0.85%	0.85%	0.86%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	0.98%	1.09%	1.30%	1.29%	1.22	%(d)

Ratio of net investment income to average net assets	1.52%	1.16%	0.55%	1.88%	0.59	%(d)

Portfolio turnover rate(e)	35%	39%	55%	41%	38%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.13	$11.54	$13.50	$13.25	$14.50

Net investment income(a)	0.39	0.39	0.23	0.37	0.37

Net realized and unrealized gain (loss)	(2.64)	3.53	(1.69)	1.53	(1.36)

Total from investment operations	(2.25)	3.92	(1.46)	1.90	(0.99)

Distributions to shareholders from net investment income	(0.41)	(0.33)	(0.50)	(0.36)	(0.26)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.41)	(0.33)	(0.50)	(1.65)	(0.26)

Net asset value, end of year	$12.47	$15.13	$11.54	$13.50	$13.25

Total Return(b)	(15.16)%	34.07%	(11.23)%	(16.95)%	(6.98)%

Net assets, end of year (in 000’s)	$32,121	$20,086	$13,669	$16,711	$15,844

Ratio of net expenses to average net assets	1.19%	1.20%	1.23%	1.25%	1.26%

Ratio of total expenses to average net assets	1.42%	1.69%	1.92%	2.16%	1.90%

Ratio of net investment income to average net assets	2.80%	2.71%	1.87%	2.99%	2.54%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.24	$10.14	$11.89	$11.88	$12.98

Net investment income(a)	0.24	0.25	0.13	0.25	0.25

Net realized and unrealized gain (loss)	(2.30)	3.09	(1.50)	1.34	(1.22)

Total from investment operations	(2.06)	3.34	(1.37)	1.59	(0.97)

Distributions to shareholders from net investment income	(0.31)	(0.24)	(0.38)	(0.29)	(0.13)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.31)	(0.24)	(0.38)	(1.58)	(0.13)

Net asset value, end of year	$10.87	$13.24	$10.14	$11.89	$11.88

Total Return(b)	(15.76)%	33.02%	(11.88)%	16.01%	7.59%

Net assets, end of year (in 000’s)	$1,653	$2,149	$1,514	$1,638	$1,673

Ratio of net expenses to average net assets	1.94%	1.95%	1.97%	2.00%	2.01%

Ratio of total expenses to average net assets	2.19%	2.44%	2.67%	2.91%	2.63%

Ratio of net investment income to average net assets	1.92%	1.92%	1.19%	2.24%	1.89%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$16.01	$12.20	$14.26	$13.88	$15.20

Net investment income(a)	0.41	0.47	0.31	0.42	0.49

Net realized and unrealized gain (loss)	(2.75)	3.71	(1.80)	1.63	(1.46)

Total from investment operations	(2.34)	4.18	(1.49)	2.05	(0.97)

Distributions to shareholders from net investment income	(0.45)	(0.37)	(0.57)	(0.38)	(0.35)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.45)	(0.37)	(0.57)	(1.67)	(0.35)

Net asset value, end of year	$13.22	$16.01	$12.20	$14.26	$13.88

Total Return(b)	(14.87)%	34.45%	(10.86)%	17.29%	(6.59)%

Net assets, end of year (in 000’s)	$207,340	$24,118	$10,051	$5,232	$2,666

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.88%	0.87%

Ratio of total expenses to average net assets	1.03%	1.30%	1.55%	1.79%	1.42%

Ratio of net investment income to average net assets	2.87%	3.05%	2.36%	3.13%	3.19%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.09	$11.52	$13.51	$13.25	$14.51

Net investment income(a)	0.40	0.42	0.29	0.34	0.40

Net realized and unrealized gain (loss)	(2.61)	3.51	(1.72)	1.59	(1.35)

Total from investment operations	(2.21)	3.93	(1.43)	1.93	(0.95)

Distributions to shareholders from net investment income	(0.44)	(0.36)	(0.56)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.44)	(0.36)	(0.56)	(1.67)	(0.31)

Net asset value, end of year	$12.44	$15.09	$11.52	$13.51	$13.25

Total Return(b)	(14.91)%	34.25%	(10.99)%	17.21%	(6.74)%

Net assets, end of year (in 000’s)	$60,051	$20,450	$8,958	$3,515	$349

Ratio of net expenses to average net assets	0.94%	0.95%	0.98%	1.09%	1.01%

Ratio of total expenses to average net assets	1.16%	1.43%	1.71%	1.98%	1.65%

Ratio of net investment income to average net assets	2.95%	2.92%	2.39%	2.67%	2.78%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.99	$12.18	$14.25	$13.87	$15.20

Net investment income(a)	0.42	0.47	0.28	0.49	0.45

Net realized and unrealized gain (loss)	(2.76)	3.72	(1.78)	1.57	(1.43)

Total from investment operations	(2.34)	4.19	(1.50)	2.06	(0.98)

Distributions to shareholders from net investment income	(0.45)	(0.38)	(0.57)	(0.39)	(0.35)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.45)	(0.38)	(0.57)	(1.68)	(0.35)

Net asset value, end of year	$13.20	$15.99	$12.18	$14.25	$13.87

Total Return(b)	(14.89)%	34.52%	(10.93)%	17.41%	(6.62)%

Net assets, end of year (in 000’s)	$22,020	$6,050	$2,304	$332	$68

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.86%	0.86%

Ratio of total expenses to average net assets	1.03%	1.29%	1.59%	1.80%	1.51%

Ratio of net investment income to average net assets	2.90%	3.03%	2.22%	3.74%	2.99%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.19	$11.60	$13.55	$13.32	$14.59

Net investment income(a)	0.34	0.41	0.24	0.36	0.34

Net realized and unrealized gain (loss)	(2.64)	3.48	(1.74)	1.52	(1.37)

Total from investment operations	(2.30)	3.89	(1.50)	1.88	(1.03)

Distributions to shareholders from net investment income	(0.36)	(0.30)	(0.45)	(0.36)	(0.24)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.36)	(0.30)	(0.45)	(1.65)	(0.24)

Net asset value, end of year	$12.53	$15.19	$11.60	$13.55	$13.32

Total Return(b)	(15.36)%	33.62%	(11.44)%	(16.63)%	(7.19)%

Net assets, end of year (in 000’s)	$514	$620	$173	$73	$84

Ratio of net expenses to average net assets	1.44%	1.44%	1.48%	1.50%	1.51%

Ratio of total expenses to average net assets	1.69%	1.91%	2.19%	2.40%	2.18%

Ratio of net investment income to average net assets	2.39%	2.79%	1.96%	2.90%	2.38%

Portfolio turnover rate(c)	12%	28%	51%	27%	87%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.98	$12.17	$14.23	$13.86	$15.62

Net investment income(b)	0.44	0.47	0.30	0.44	0.16

Net realized and unrealized gain (loss)	(2.77)	3.72	(1.79)	1.61	(1.84)

Total from investment operations	(2.33)	4.19	(1.49)	2.05	(1.68)

Distributions to shareholders from net investment income	(0.45)	(0.38)	(0.57)	(0.39)	(0.08)

Distributions to shareholders from net realized gains	—	—	—	(1.29)	—

Total distributions	(0.45)	(0.38)	(0.57)	(1.68)	(0.08)

Net asset value, end of period	$13.20	$15.98	$12.17	$14.23	$13.86

Total Return(c)	(14.90)%	34.55%	(10.89)%	17.34%	(10.76)%

Net assets, end of period (in 000’s)	$33,413	$28,616	$20,799	$32,643	$30,930

Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.85%	0.84	%(d)

Ratio of total expenses to average net assets	1.06%	1.32%	1.51%	1.76%	1.84	%(d)

Ratio of net investment income to average net assets	2.95%	3.05%	2.33%	3.37%	2.00	%(d)

Portfolio turnover rate(e)	12%	28%	51%	27%	87%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
China Equity	A, C, Institutional, Investor, R6 and P	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, R6 and P	Non-diversified
ESG Emerging Markets Equity	A, C, Institutional, Investor, R6, R and P	Non-diversified
International Equity ESG	A, C, Institutional, Service, Investor, R6 and P	Diversified
International Equity Income	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

84

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
China Equity	Annually	Annually
Emerging Markets Equity	Annually	Annually
ESG Emerging Markets Equity	Annually	Annually
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

85

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees.

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2022:

CHINA EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$846,163	$54,140,492	$—

Investment Company	718,374	—	—

Securities Lending Reinvestment Vehicle	91,000	—	—

Total	$1,655,537	$54,140,492	$—

EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$55,587,088	$58,722,162	$—

Asia	27,842,437	2,121,980,978	—	(b)

Europe	9,776,027	79,801,021	—

North America	122,533,986	20,586,417	—

South America	113,811,793	64,219,340	—

Investment Company	29,884,305	—	—

Exchange-Traded Fund	58,435,395	—	—

Securities Lending Reinvestment Vehicle	42,000	—	—

Total	$417,913,031	$2,345,309,918	$—

ESG EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$700,217	$635,032	$—

Asia	700,539	19,759,917	—

Europe	—	404,785	—

North America	1,680,269	—	—

South America	1,876,877	159,489	—

Investment Company	234,864	—	—

Total	$5,192,766	$20,959,223	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of October 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as Level 1 or Level 2.

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Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY ESG FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$11,759,312	$114,137,408	$—

Europe	5,458,830	374,523,562	—

North America	—	53,417,685	—

Investment Company	7,436,653	—	—

Total	$24,654,795	$542,078,655	$—

INTERNATIONAL EQUITY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$44,557,656	$—

Europe	10,750,925	213,390,287	—

North America	—	48,873,710	—

Oceania	—	24,031,876	—

Investment Company	11,213,362	—	—

Total	$21,964,287	$330,853,529	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Next $8 billion	Effective Rate
China Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	0.97	0.87	(1)
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.95	(2)
International Equity ESG	0.85	0.77	0.73	0.71	0.70	0.85	0.82	(3)
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.80	0.80

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(2)	Effective February 28, 2022, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.94% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.82% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2022, GSAM waived $1,279, $32,458, $660, $18,310 and $9,379 of the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to

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Notes to Financial Statements (continued)

October 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
China Equity	$3,995	$—
Emerging Markets Equity	19,693	—
ESG Emerging Markets Equity	94	—
International Equity ESG	11,921	385
International Equity Income	6,666	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the fiscal year ended October 31, 2022, the transfer agency fee waivers were as follows:

	China Equity		Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares)*	0.04	%(a)	0.06%	0.04%	0.05%	0.03%

*	These arrangements will remain in effect through at least February 28, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
(a)	Prior to February 28, 2022, the waiver was 0.07%.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.114%, 0.104%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
China Equity	$1,279	$9,550	$296,894	$307,723
Emerging Markets Equity	3,867,801	288,337	53,424	4,209,562
ESG Emerging Markets Equity	11,560	1,663	478,748	491,971
International Equity ESG	170,279	74,809	463,828	708,916
International Equity Income	9,379	21,217	405,580	436,176

G.  Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to fiscal year ended October 31, 2022 the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $17,538, $275, $186 and $182 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2022:

Fund	Beginning Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income
China Equity	$—	$40,766,516	$(40,048,142)	$718,374	718,374	$7,844
Emerging Markets Equity	36,545,431	1,334,728,654	(1,341,389,780)	29,884,305	29,884,305	158,233
ESG Emerging Markets Equity	884,272	28,195,212	(28,844,620)	234,864	234,864	1,239
International Equity ESG	12,758,723	374,786,973	(380,109,043)	7,436,653	7,436,653	105,322
International Equity Income	2,460,180	232,429,385	(223,676,203)	11,213,362	11,213,362	81,904

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Notes to Financial Statements (continued)

October 31, 2022

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Class R6
ESG Emerging Markets Equity	5%	11%

5. PORFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

Fund	Purchases	Sales and Maturities
China Equity	$37,488,955	$54,717,997
Emerging Markets Equity	2,271,076,838	1,916,691,168
ESG Emerging Markets Equity	40,085,426	23,837,271
International Equity ESG	537,339,851	169,543,690
International Equity Income	317,384,989	25,424,987

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein the China Equity, Emerging Markets Equity, International Equity ESG and International Equity Income Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls

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6. SECURITIES LENDING (continued)

resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2022		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
China Equity	$742	$—	$—
Emerging Markets Equity	8,142	12,393	—
ESG Emerging Markets Equity	2	—	—
International Equity ESG	8,462	—	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2022.

Fund	Beginning Value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2022
China Equity	$352,275	$5,828,810	$(6,090,085)	$91,000
Emerging Markets Equity	45,470,600	364,553,710	(409,982,310)	42,000
ESG Emerging Markets Equity	—	105,300	(105,300)	—
International Equity ESG	—	96,528,989	(96,528,989)	—
International Equity Income	—	96,528,989	(96,528,989)	—

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Notes to Financial Statements (continued)

October 31, 2022

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary Income	$176	$40,998,886	$180,181	$19,954,201	$5,713,730
Net long-term capital gains	7,668,927	—	2,033,005	3,457,750	—
Total	$7,669,103	$40,998,886	$2,213,186	$23,411,951	$5,713,730

The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Distributions paid from:
Ordinary Income	$1,494,882	$8,304,139	$31,363	$330,317	$1,905,640
Net long-term capital gains	3,549,403	—	—	—	—
Total	$5,044,285	$8,304,139	$31,363	$330,317	$1,905,640

As of October 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Undistributed ordinary income — net	$142,511	$5,926,304	$76,888	$6,098,419	$1,596,381
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$142,511	$5,926,304	$76,888	$6,098,419	$1,596,381
Capital loss carryforwards:
Perpetual Short-Term	$(12,140,605)	$(396,706,753)	$(33,577,188)	$(2,763,341)	$—
Perpetual Long-Term	(13,980,429)	(212,653,342)	(28,670,323)	(2,023,664)	—
Total capital loss carryforwards	(26,121,034)	(609,360,095)	(62,247,511)	(4,787,005)	—
Unrealized loss — net	(27,984,014)	(605,461,882)	(10,233,261)	(103,757,532)	(40,239,959)
Total accumulated loss — net	$(53,962,537)	$(1,208,895,673)	$(72,403,884)	$(102,446,118)	$(38,643,578)

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7. TAX INFORMATION (continued)

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity	Emerging Markets Equity	ESG Emerging Markets Equity	International Equity ESG	International Equity Income
Tax cost	$83,790,565	$3,362,528,744	$36,386,549	$670,391,562	$392,990,666
Gross unrealized gain	5,335,642	331,474,201	1,180,940	22,726,696	10,748,866
Gross unrealized loss	(33,319,656)	(936,936,083)	(11,414,201)	(126,484,228)	(50,988,825)
Net unrealized loss	$(27,984,014)	$(605,461,882)	$(10,233,261)	$(103,757,532)	$(40,239,959)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund

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Notes to Financial Statements (continued)

October 31, 2022

8. OTHER RISKS (continued)

invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may

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8. OTHER RISKS (continued)

adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — Emerging Markets Equity and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and the imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued)

October 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	270,110	$7,466,721	327,821	$12,698,801
Reinvestment of distributions	38,187	1,231,906	26,855	987,442
Shares redeemed	(341,195)	(9,282,661)	(243,540)	(9,138,855)
	(32,898)	(584,034)	111,136	4,547,388
Class C Shares
Shares sold	36,234	834,584	42,814	1,389,950
Reinvestment of distributions	4,182	117,638	1,789	58,335
Shares redeemed	(23,101)	(563,799)	(18,973)	(620,691)
	17,315	388,423	25,630	827,594
Institutional Shares
Shares sold	377,729	10,769,683	639,105	27,686,559
Reinvestment of distributions	35,229	1,228,446	14,051	554,169
Shares redeemed	(568,158)	(14,870,995)	(309,907)	(12,471,869)
	(155,200)	(2,872,866)	343,249	15,768,859
Investor Shares
Shares sold	5,550	158,365	92,918	4,040,569
Reinvestment of distributions	956	33,071	2,271	88,975
Shares redeemed	(6,448)	(196,374)	(97,961)	(3,867,348)
	58	(4,938)	(2,772)	262,196
Class R6 Shares
Shares sold	18,582	529,141	46,019	1,989,393
Reinvestment of distributions	2,164	75,181	977	38,386
Shares redeemed	(16,036)	(463,391)	(26,832)	(1,045,178)
	4,710	140,931	20,164	982,601
Class P
Shares sold	372,081	11,502,584	1,328,102	58,309,131
Reinvestment of distributions	141,016	4,901,721	82,585	3,246,437
Shares redeemed	(822,791)	(23,319,549)	(489,595)	(19,190,904)
	(309,694)	(6,915,244)	921,092	42,364,664

NET INCREASE (DECREASE)	(475,709)	$(9,847,728)	1,418,499	$64,753,302

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,321,728	$101,034,587	4,280,912	$124,419,278
Reinvestment of distributions	63,497	1,666,807	6,822	187,599
Shares redeemed	(3,844,246)	(87,521,303)	(5,423,589)	(158,313,522)
	540,979	15,180,091	(1,135,855)	(33,706,645)
Class C Shares
Shares sold	172,135	3,613,810	577,804	15,201,688
Reinvestment of distributions	4,469	103,985	—	—
Shares redeemed	(392,859)	(7,963,795)	(243,447)	(6,278,331)
	(216,255)	(4,246,000)	334,357	8,923,357
Institutional Shares
Shares sold	66,567,313	1,649,343,420	42,501,112	1,316,059,363
Reinvestment of distributions	839,728	23,638,350	161,320	4,755,711
Shares redeemed	(55,866,572)	(1,306,340,317)	(12,616,376)	(390,477,385)
	11,540,469	366,641,453	30,046,056	930,337,689
Service Shares
Shares sold	211,430	4,612,391	216,703	6,127,997
Reinvestment of distributions	9,770	247,171	—	—
Shares redeemed	(186,027)	(4,033,856)	(166,951)	(4,692,764)
	35,173	825,706	49,752	1,435,233
Investor Shares
Shares sold	5,878,582	145,920,913	6,072,425	188,814,654
Reinvestment of distributions	91,807	2,565,099	15,778	461,817
Shares redeemed	(7,857,070)	(184,473,413)	(2,182,734)	(67,958,019)
	(1,886,681)	(35,987,401)	3,905,469	121,318,452
Class R6 Shares
Shares sold	5,271,516	120,051,722	3,147,994	97,502,426
Reinvestment of distributions	43,244	1,222,948	6,770	200,450
Shares redeemed	(2,640,496)	(63,883,314)	(636,100)	(20,095,496)
	2,674,264	57,391,356	2,518,664	77,607,380
Class P Shares
Shares sold	13,976,255	343,779,624	14,510,264	455,891,542
Reinvestment of distributions	309,506	8,752,840	64,362	1,905,777
Shares redeemed	(18,482,427)	(434,567,887)	(1,699,704)	(53,055,351)
	(4,196,666)	(82,035,423)	12,874,922	404,741,968

NET INCREASE	8,491,283	$317,769,782	48,593,365	$1,510,657,434

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Notes to Financial Statements (continued)

October 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,518	$153,969	69,991	$1,033,573
Reinvestment of distributions	20,700	259,255	—	—
Shares redeemed	(72,319)	(844,089)	(60,759)	(867,587)
Shares issued in connection with merger	—	—	273,310	4,187,103
	(38,101)	(430,865)	282,542	4,353,089
Class C Shares
Shares sold	8,254	75,593	360	5,184
Shares redeemed	735	9,013	(56,226)	(820,204)
Shares issued in connection with merger	(3,672)	(43,339)	60,820	920,201
	5,317	41,267	4,954	105,181
Institutional Shares
Shares sold	2,201,485	25,067,650	160,077	2,311,073
Reinvestment of distributions	31,841	400,485	2,172	30,382
Shares redeemed	(1,287,899)	(11,961,555)	(822,989)	(11,743,225)
Shares issued in connection with merger	—	—	283,218	4,341,741
	945,427	13,506,580	(377,522)	(5,060,029)
Investor Shares
Shares sold	55,378	561,710	6,580	93,266
Reinvestment of distributions	6,195	77,847	11	158
Shares redeemed	(33,608)	(380,284)	(19,002)	(271,406)
Shares issued in connection with merger	—	—	84,748	1,299,196
	27,965	259,273	72,337	1,121,214
Class R6 Shares
Shares sold	72,480	807,603	395	5,656
Reinvestment of distributions	373	4,683	17	237
Shares redeemed	(66,828)	(608,945)	(5,536)	(79,946)
Shares issued in connection with merger	—	—	757	11,598
	6,025	203,341	(4,367)	(62,455)
Class R Shares
Shares sold	4,977	56,496	2,987	41,861
Reinvestment of distributions	1,409	17,502	—	—
Shares redeemed	(48)	(496)	(5,624)	(78,627)
	6,338	73,502	(2,637)	(36,766)
Class P Shares
Shares sold	842,845	9,801,828	407,953	5,911,509
Reinvestment of distributions	114,661	1,441,940	42	586
Shares redeemed	(656,256)	(6,989,487)	(10,184)	(145,159)
Shares issued in connection with merger	—	—	1,027,732	15,755,130
	301,250	4,254,281	1,425,543	21,522,066

NET INCREASE	1,254,221	$17,907,379	1,400,850	$21,942,300

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity ESG Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,520,913	$61,047,515	722,947	$20,409,262
Reinvestment of distributions	131,881	3,638,112	54	1,408
Shares redeemed	(640,320)	(15,715,911)	(281,154)	(7,863,045)
	2,012,474	48,969,716	441,847	12,547,625
Class C Shares
Shares sold	138,310	3,319,334	104,783	2,658,899
Reinvestment of distributions	21,874	551,527	—	—
Shares redeemed	(99,374)	(2,201,891)	(264,638)	(6,724,888)
	60,810	1,668,970	(159,855)	(4,065,989)
Institutional Shares
Shares sold	13,281,509	342,618,458	3,216,053	92,806,415
Reinvestment of distributions	257,096	7,277,623	3,345	89,177
Shares redeemed	(5,486,949)	(134,374,611)	(698,424)	(20,179,279)
	8,051,656	215,521,470	2,520,974	72,716,313
Service Shares
Shares sold	26,072	696,948	12,152	364,641
Reinvestment of distributions	717	20,704	—	—
Shares redeemed	(9,295)	(237,270)	(4,125)	(122,300)
	17,494	480,382	8,027	242,341
Investor Shares
Shares sold	4,162,122	107,795,519	1,052,845	30,820,739
Reinvestment of distributions	81,077	2,279,918	225	5,951
Shares redeemed	(1,672,833)	(39,966,759)	(85,096)	(2,449,463)
	2,570,366	70,108,678	967,974	28,377,227
Class R6 Shares
Shares sold	2,461,155	60,974,798	435,422	12,635,665
Reinvestment of distributions	44,543	1,253,796	286	7,595
Shares redeemed	(669,828)	(16,071,089)	(39,284)	(1,133,096)
	1,835,870	46,157,505	396,424	11,510,164
Class P Shares
Shares sold	589,005	15,581,819	1,393,169	39,839,557
Reinvestment of distributions	281,627	7,925,666	8,443	223,814
Shares redeemed	(1,067,003)	(26,610,309)	(132,065)	(3,780,549)
	(196,371)	(3,102,824)	1,269,547	36,282,822

NET INCREASE	14,352,299	$379,803,897	5,444,938	$157,610,503

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Notes to Financial Statements (continued)

October 31, 2022

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,940,444	$28,279,066	303,236	$4,398,992
Reinvestment of distributions	55,173	755,006	27,263	396,802
Shares redeemed	(747,014)	(10,191,291)	(186,971)	(2,701,106)
	1,248,603	18,842,781	143,528	2,094,688
Class C Shares
Shares sold	53,030	667,633	48,433	623,178
Reinvestment of distributions	4,384	53,202	2,846	36,613
Shares redeemed	(67,632)	(809,638)	(38,233)	(484,150)
	(10,218)	(88,803)	13,046	175,641
Institutional Shares
Shares sold	16,803,508	244,405,874	1,092,396	16,937,735
Reinvestment of distributions	177,901	2,545,335	22,270	343,278
Shares redeemed	(2,806,587)	(38,862,822)	(432,411)	(6,467,584)
	14,174,822	208,088,387	682,255	10,813,429
Investor Shares
Shares sold	5,199,926	71,394,280	946,534	13,807,772
Reinvestment of distributions	81,851	1,111,827	24,711	358,627
Shares redeemed	(1,809,802)	(24,616,165)	(394,436)	(5,736,642)
	3,471,975	47,889,942	576,809	8,429,757
Class R6 Shares
Shares sold	1,479,930	21,504,704	225,518	3,444,069
Reinvestment of distributions	24,892	357,317	6,190	95,219
Shares redeemed	(215,351)	(3,034,387)	(42,460)	(637,707)
	1,289,471	18,827,634	189,248	2,901,581
Class R Shares
Shares sold	5,774	83,872	27,958	395,632
Reinvestment of distributions	1,077	15,077	641	9,503
Shares redeemed	(6,638)	(90,146)	(2,753)	(39,514)
	213	8,803	25,846	365,621
Class P Shares
Shares sold	1,063,183	14,459,631	166,755	2,591,798
Reinvestment of distributions	58,244	853,646	42,660	652,395
Shares redeemed	(380,425)	(5,619,543)	(127,109)	(1,912,186)
	741,002	9,693,734	82,306	1,332,007

NET INCREASE	20,915,868	$303,262,478	1,713,038	$26,112,724

102

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (five of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs China Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund, Goldman Sachs International Equity ESG Fund, and Goldman Sachs International Equity Income Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021,

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered that the International Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They also noted that in February 2018, the Fund had been repositioned from the Goldman Sachs Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees considered that the International Equity Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They also noted that in February 2018 the Fund had been repositioned from the Goldman Sachs Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy. The Trustees observed that the China Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2022. They considered that in November 2019, the Fund had been repositioned from the Goldman Sachs Asia Equity Fund, which involved changes to the Fund’s principal investment strategy and benchmark index. The Trustees noted that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2022. They noted that the ESG Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-year period ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the ESG Emerging Markets Equity Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund and total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	China Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

First $1 billion	1.00%	1.02%	0.98%	0.85%	0.80%

Next $1 billion	0.90	1.02	0.98	0.77	0.72

Next $3 billion	0.86	0.92	0.88	0.73	0.68

Next $3 billion	0.84	0.87	0.84	0.71	0.67

Over $8 billion	0.82	0.85	0.82	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the ESG Emerging Markets Equity Fund, Emerging Markets Equity Fund and International Equity ESG Fund) and to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the ESG Emerging Markets Equity Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Emerging Markets Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

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Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund				International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*

Class A
Actual	$1,000.00	$702.33		$6.36	$1,000.00	$777.06		$5.98	$1,000.00	$775.47		$6.37	$1,000.00	$881.58		$5.60	$1,000.00	$889.68		$5.66
Hypothetical 5% return	1,000.00	1,017.73	+	7.54	1,000.00	1,018.47	+	6.80	1,000.00	1,018.03	+	7.24	1,000.00	1,019.25	+	6.01	1,000.00	1,019.21	+	6.05
Class C
Actual	1,000.00	699.90		9.57	1,000.00	774.46		9.33	1,000.00	772.96		9.71	1,000.00	878.20		9.14	1,000.00	886.26		9.22
Hypothetical 5% return	1,000.00	1,013.95	+	11.33	1,000.00	1,014.69	+	10.59	1,000.00	1,014.25	+	11.03	1,000.00	1,015.47	+	9.81	1,000.00	1,015.43	+	9.85
Institutional
Actual	1,000.00	703.79		4.95	1,000.00	778.54		4.60	1,000.00	776.90		4.90	1,000.00	882.61		4.08	1,000.00	891.12		4.05
Hypothetical 5% return	1,000.00	1,019.39	+	5.87	1,000.00	1,020.03	+	5.22	1,000.00	1,019.69	+	5.57	1,000.00	1,020.87	+	4.38	1,000.00	1,020.92	+	4.33
Service
Actual	1,000.00	N/A		N/A	1,000.00	776.66		6.83	1,000.00	N/A		N/A	1,000.00	880.41		6.45	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,017.51	+	7.76	1,000.00	N/A		N/A	1,000.00	1,018.35	+	6.92	1,000.00	N/A		N/A
Investor
Actual	1,000.00	703.15		5.29	1,000.00	778.12		4.87	1,000.00	776.90		5.27	1,000.00	882.61		4.42	1,000.00	890.43		4.48
Hypothetical 5% return	1,000.00	1,018.99	+	6.27	1,000.00	1,019.73	+	5.53	1,000.00	1,019.28	+	5.98	1,000.00	1,020.51	+	4.74	1,000.00	1,020.47	+	4.78
Class R6
Actual	1,000.00	703.53		4.91	1,000.00	778.64		4.56	1,000.00	776.90		4.85	1,000.00	882.71		4.04	1,000.00	890.99		4.00
Hypothetical 5% return	1,000.00	1,019.44	+	5.82	1,000.00	1,020.08	+	5.18	1,000.00	1,019.74	+	5.52	1,000.00	1,020.92	+	4.33	1,000.00	1,020.97	+	4.28
Class R
Actual	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	774.13		7.47	1,000.00	N/A		N/A	1,000.00	888.42		6.85
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	N/A		N/A	1,000.00	1,016.78	+	8.50	1,000.00	N/A		N/A	1,000.00	1,017.95	+	7.32
Class P
Actual	1,000.00	703.65		4.91	1,000.00	778.30		4.55	1,000.00	776.90		4.86	1,000.00	883.11		4.04	1,000.00	890.88		4.00
Hypothetical 5% return	1,000.00	1,019.44	+	5.82	1,000.00	1,020.08	+	5.17	1,000.00	1,019.74	+	5.52	1,000.00	1,020.92	+	4.33	1,000.00	1,020.97	+	4.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
China Equity	1.48%	2.23%	1.15%	N/A	1.23%	1.14%	N/A	1.14%
Emerging Markets Equity	1.34	2.09	1.03	1.53%	1.09	1.02	N/A	1.02
ESG Emerging Markets Equity	1.42	2.17	1.09	N/A	1.18	1.08	1.67%	1.09
International Equity ESG	1.18	1.93	0.86	1.36	0.93	0.85	N/A	0.85
International Equity Income	1.19	1.94	0.85	N/A	0.94	0.84	1.44	0.84

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Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

110

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

111

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

112

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018 - Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity International Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2022, the total amount of income received by the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.1789, $0.0679, $0.3352 and $0.3371 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds was 59.77%, 68.45%, 22.28% and 85.80%. The total amount of taxes paid by the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds to such countries was $0.0373, $0.0294, $0.0220 and $0.0198 per share.

For the year ended October 31, 2022, 79.44%, 98.79%, 51.54% and 95.14% of the dividends paid from net investment company taxable income by the Emerging Markets Equity, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the China Equity, ESG Emerging Markets Equity and International Equity ESG Funds designate $7,668,927, $2,033,005 and $3,457,750, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

During the year ended October 31, 2022, the International Equity ESG Fund designates $14,853,726 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

113

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 301370-OTU-1718238 EQINTEMEAR-22

Goldman Sachs Funds

Annual Report	October 31, 2022

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2022

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2022 (the “Reporting Period”).

During the last months of 2021, we introduced a new signal within our Market Themes & Trends investment theme. The signal focuses on macro market environments and assesses similarities between market events from the past and the current environment. This signal evaluates the historical performance of the stock in similar market conditions to predict future stock returns. In addition, we introduced two signals within our Sentiment Analysis investment theme. One signal, rolled out across all developed markets regions, uses short sales transaction data to help identify potential sustained stock sell-offs, expanding upon our existing factors that leverage short sales and short interest data. The other signal, introduced in the emerging markets region, analyzes flows from local versus foreign registered investors and seeks to anticipate the stock price impact caused by these flows and their subsequent trading activity.

During the first half of 2022, we enhanced a signal within our Market Themes & Trends investment theme. We believe patterns exist in the market, and thus, the past can provide an indication of market cycles and their effect on future market states. We enhanced this signal to give it more predictive power in terms of identifying and assessing similarities in returns between current and previous market environments for both individual stocks and countries for our strategies that have country tilts. Additionally, within our Sentiment Analysis investment theme, we introduced two new signals in the Japan region. The first signal looks at aggregated significant short positions across all market participants. We believe significant short positions established right ahead of earnings announcements are more reflective of investors’ views of the stock, assuming investors have access to private information. The second signal analyzes credit card data to arrive at sales figures for companies, thereby helping us track corporate revenue patterns.

1

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2022 (the “Reporting Period”), emerging markets equities and international equities broadly declined, with inflation pressures, tightening central bank monetary policy, recession fears, geopolitical conflict and supply-chain issues creating a challenging backdrop for investors. Emerging markets equities materially underperformed developed markets equities during the Reporting Period.

Emerging Markets Equities

Emerging markets equities fell significantly during the Reporting Period. The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of -31.03%.1

As the Reporting Period began in November 2021, the MSCI EM Index fell sharply, as the Omicron variant of COVID-19 spread across regions, dampening investor sentiment and leading to mixed outlooks for the global economic recovery. In December 2021, emerging markets equity markets rose. Global economic data was encouraging despite market participants closely monitoring the implications of the spread of the Omicron variant, inflation remaining top of mind for investors, and China’s heightened regulations, mainly in the technology sector, weighing on sentiment.

The MSCI EM Index fell in each of the first four months of 2022. In January, both growing tensions between Russia and Ukraine and rising global borrowing costs worried investors. COVID-19 cases surged and hospitalizations rose, further dampening investor sentiment around an economic recovery across emerging markets. In February, the Russia/Ukraine situation deteriorated sharply, with Russia launching a full-scale invasion, triggering a sell-off in emerging markets equities. In March and April, the Russia/Ukraine war continued to drive a sell-off in emerging markets equities. Additionally in April, as inflation loomed internationally, the acceleration in global food prices rivaled the move in oil prices, creating a new set of risks for the emerging markets.

In May 2022, the MSCI EM Index rose, albeit slightly. The war in Ukraine and international inflation remained risks for the emerging markets. However, in Asia, China’s economic activity improved significantly as lockdowns were lifted in many cities across the country, benefiting not just China’s equity market but also Taiwan’s, as investors there hoped for supply-chain normalization and an overall economic uptick.

Following the brief reprieve, the MSCI EM Index then fell again in June and July 2022. In June, emerging markets equities dropped as global inflationary concerns and contractionary central banks hindered economic growth. Inflation continued to be a key focus for investors, as central banks in Europe, Asia and South America announced plans to raise interest rates in the next 12 months in an effort to get ahead of rising consumer prices. In July, emerging markets equities fell as governments battled high inflation and transitioned away from COVID-19-era fiscal policies.

August 2022 proved to be another brief respite for emerging markets equities, with the MSCI EM Index rising modestly. Equities continued to struggle to overcome high inflation and contractionary central bank policies. In China, new lockdowns placed several million Chinese citizens under heavy COVID-19 restrictions, weighing on industrial activity and consumption. However, elsewhere in Asia, the Indian equity market rose, as flows from foreign portfolio investors were net positive for a second consecutive month after nine months of net outflows. In Latin America, the Brazilian equity market also rose, as its labor market and economic activity remained surprisingly strong despite its central bank raising interest rates.

The MSCI EM Index fell in September and October 2022. In September, emerging markets equities fell as central banks hiked interest rates, inflationary pressures remained elevated, and recession concerns triggered large outflows from the emerging markets universe. In October, emerging markets equities fell as economies continued to struggle with high inflation and contractionary central bank policy. Chinese equities fell dramatically, as lockdowns continued to place several cities under COVID-19 restrictions and the closely watched 20th Party Congress in China offered no signal to investors that this strategy would change in the near future. Investor confidence was further dampened following the news that China’s government planned to maintain its “zero-COVID” policy. Still, emerging markets equities were lifted somewhat by major transitions of political power, including in Brazil. As a growing list of opposition leaders recognized Lula’s victory as incoming President in Brazil, markets rallied slightly because investors grew increasingly confident that a peaceful transition of power would take place.

[1]	All Index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

For the Reporting Period as a whole, all 11 sectors of the MSCI EM Index posted negative absolute returns. On a relative basis, utilities was the strongest sector in the MSCI EM Index during the Reporting Period, the only one to post a single-digit negative absolute return. Financials and industrials each posted a double-digit negative absolute return but were among those sectors that still outperformed the MSCI EM Index for the Reporting Period. Consumer discretionary, communication services and real estate were the weakest performing sectors in the MSCI EM Index, each generating a more robust negative absolute return during the Reporting Period.

From a country perspective, Brazil, Turkey and Chile were the best performing individual constituents of the MSCI EM Index for the Reporting Period, each posting a double-digit absolute gain. Conversely, the weakest constituents of the MSCI EM Index during the Reporting Period were Hungary, China and Poland, each generating a robust double-digit negative absolute return. Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI EM Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine in late February. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”

International Equities

International equities suffered a substantial decline during the Reporting Period, with the MSCI Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) recording a return of -23.00%.1

As the Reporting Period began, international equity markets receded in November 2021 following a strong October. The markets fell around fears the new Omicron variant of COVID-19 would weigh on investor sentiment. Travel restrictions were re-imposed to curtail the variant’s spread, and lockdown measures were re-instituted in Europe. Japan’s equity market fell due to both inflation and supply-chain issues as well as concerns about the Omicron variant. Persistently high inflation weighed on market sentiment as well. Following the sell-off in November, international equities saw a strong rebound in December 2021, as the initial scare around the Omicron variant dissipated given that studies showed its symptoms were less severe than prior variants. Also, value stocks outperformed growth stocks, which benefited international equities given their relatively high value/cyclical exposures.

During the first quarter of 2022, international equities declined, facing pressures from global concerns around rising inflation, planned interest rate hikes by the Federal Reserve (the “Fed”), rising bond yields, valuation concerns, and Russia’s invasion of Ukraine. Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets. Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation. Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter. Still, beyond the broader concerns surrounding the geopolitical crisis, the impact on commodity prices reinforced concerns about supply-side inflation and led markets to worry about a potential stagflation scenario—particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. European equities declined in line with other global equities due to the ongoing geopolitical crisis and the region’s dependence on Russian oil and gas. Japanese equities similarly fell on concerns around rising interest rates and the spread of Omicron but outperformed other developed markets due to limited economic exposure to Russia and Ukraine.

International equities declined more significantly in the second quarter of 2022, with all major regions — Europe, Japan and Asia Pacific ex-Japan — performing roughly in line with each other. Inflationary pressures and concerns persisted throughout the quarter, and odds of a U.S. recession continued to grow. Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its restrictions, therefore mitigating the disruption. In Europe, the geopolitical crisis persisted with the ongoing war in Ukraine and potential gas shortages due to

[1]	All Index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

reduced supply from Russia. This was particularly concerning for countries with a high energy dependence, such as Italy, France, Spain and Germany. Japanese equities fell as the yen significantly weakened against the U.S. dollar.

During the third quarter of 2022, international equities continued to decline. As in the prior quarter, all major regions performed similarly, with markets remaining volatile and facing a number of macroeconomic headwinds, including inflationary pressures and interest rate hikes as the chances of a recession grew. European economies remained depressed by accelerating inflation, rising interest rates and strained supply chains. Europe also continued to battle an energy crisis and subsequent mobile network blackouts during the quarter. The European Central Bank raised interest rates in July and September, heightening concerns around slowing economic growth and leading to the depreciation of the euro against the U.S. dollar. The Bank of Japan revised its economic growth projections lower due to weakened global economies but left its monetary policy unchanged. The sharply widening differential between Japanese and U.S. interest rates during the quarter was a significant factor in the consistent weakening of the yen. Beyond the broader concerns of inflation, China’s “zero-COVID” policy continued to slow its economy and strain global supply chains.

International equities then rallied in October 2022. Europe was the top-performing region, followed by Japan and then Asia ex-Japan. Markets remained volatile and under pressure from macroeconomic headwinds, including inflation and interest rate hikes. However, in Europe, equities benefited from resilient third quarter 2022 earnings from companies that had reported thus far as well as from investor optimism that the pace of interest rate increases could soon slow. In Japan, the yen continued to weaken against the U.S. dollar, especially in the first half of the month. Bank of Japan Governor Kuroda remained downbeat on the sustainability of inflation numbers into 2023, citing the negative output gap in particular, and kept the country’s interest rates low. Asia ex-Japan equities were flat in October, pressured by sharp sell-offs in China and Hong Kong following confirmation that Chinese Premier Xi Jinping would remain as leader for a historic third five-year term.

For the Reporting Period as a whole, energy was by far the strongest performing sector in the MSCI EAFE Index and the only one to post a positive absolute return. Health care and consumer staples each posted a double-digit negative absolute return but were among those sectors that still outperformed the MSCI EAFE Index for the Reporting Period. The weakest performing sectors in the MSCI EAFE Index were information technology, consumer discretionary and real estate, with each generating more robust double-digit negative absolute returns during the Reporting Period.

All three major regions represented in the MSCI EAFE Index posted double-digit negative absolute returns for the Reporting Period overall, but Asia ex-Japan was least weak, followed closely behind by Europe and then Japan. From a country perspective, all constituents of the MSCI EAFE Index posted double-digit negative absolute returns during the Reporting Period. However, on a relative basis, the U.K., Australia and Switzerland were the strongest performing constituents of the MSCI EAFE Index. Among the weakest relative performers, significantly underperforming the MSCI EAFE Index during the Reporting Period, were the Netherlands, Sweden and Germany.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -29.83%, -30.36%, -29.64%, -29.69%, -29.55%, -30.08% and -29.55%, respectively. These returns compare to the -31.03% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund outperformed the Index, with two of our quantitative model’s four investment themes bolstering returns. Stock selection driven by these investment themes also contributed positively. Our country/currency strategy detracted slightly from results.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our investment themes — Market Themes & Trends and Fundamental Mispricings — added to the Fund’s relative performance. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Our Sentiment Analysis investment theme detracted from the Fund’s relative returns during the Reporting Period. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

The impact of our High Quality Business Models investment theme was rather neutral during the Reporting Period. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A

In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

5

PORTFOLIO RESULTS

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund benefited from investments in the energy, utilities, communication services and industrials sectors. Conversely, stock selection in the materials sector detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was helped by its overweight positions compared to the Index in India-based conglomerate ITC, Brazilian power company Cia Energetica de Minas Gerais and Brazilian financial services company Banco do Brasil. Our Market Themes & Trends, Fundamental Mispricings and High Quality Business Models investment themes led to the overweight in ITC. The Fund was overweight both Cia Energetica de Minas Gerais and Banco do Brasil mainly because of our Market Themes & Trends and Fundamental Mispricings investment themes.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its investment in Severstal, a Russian steel and mining company. Our Market Themes & Trends investment theme was primarily responsible for the Fund’s position in the stock, which was underweight relative to the Index during the first five months of the Reporting Period. However, effective March 9, 2022, MSCI Inc. removed Russian securities from the Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.” As a result, the Fund’s exposure to Severstal detracted from its performance. Other notable detractors during the Reporting Period were the Fund’s overweight positions compared to the Index in Chinese manufacturing conglomerate BYD and Chinese automaker Great Wall Motor. The Fund was overweight both stocks largely due to our Market Themes & Trends investment theme.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted slightly from the Fund’s relative performance. During the Reporting Period, the Fund was hampered by its underweight positions versus the Index in Taiwan, Saudi Arabia, the United Arab Emirates, Kuwait and Qatar. On the positive side, the Fund benefited from its overweight positions in China, Brazil and South Korea and from its underweight in Russia.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to fundamentals and purchasing power parity. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures and currency forwards to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we shifted the Fund from an overweight position versus the Index in Mexico to a rather neutral position. We reduced the size of the Fund’s underweight in Saudi Arabia and changed its underweights in Taiwan and India to relatively neutral positions. In addition, we decreased the size of the Fund’s overweight in Brazil. We

6

PORTFOLIO RESULTS

also shifted the Fund from rather neutral positions in Qatar, United Arab Emirates and Kuwait to underweight positions during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, Len Ioffe, Osman Ali, Takashi Suwabe and Dennis Walsh served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the financials, industrials, health care, utilities and consumer discretionary sectors. Compared to the Index, the Fund was underweight the communication services, information technology, real estate, energy and materials sectors. It was rather neutral versus the Index in the consumer staples sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in China, South Korea and Brazil at the end of the Reporting Period. Compared to the Index, the Fund was underweight Malaysia, United Arab Emirates, Qatar, Saudi Arabia, South Africa and Kuwait. The Fund was relatively neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

7

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	3.3	Media & Entertainment	China
Alibaba Group Holding Ltd.	2.2	Retailing	China
Samsung Electronics Co. Ltd.	2.1	Technology Hardware & Equipment	South Korea
Hon Hai Precision Industry Co. Ltd.	2.0	Technology Hardware & Equipment	Taiwan
NetEase, Inc.	1.9	Media & Entertainment	China
FirstRand Ltd.	1.7	Diversified Financials	South Africa
ITC Ltd., 02/28/23	1.7	Food, Beverage & Tobacco	India
Petroleo Brasileiro SA ADR	1.7	Energy	Brazil
Banco do Brasil SA	1.6	Banks	Brazil

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”) (Net, USD, unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-29.83%	-3.68%	1.49%	—
Including sales charges	-33.69%	-4.76%	0.91%	—

Class C
Excluding contingent deferred sales charges	-30.36%	-4.39%	0.72%	—
Including contingent deferred sales charges	-31.05%	-4.39%	0.72%	—

Institutional	-29.64%	-3.34%	1.86%	—

Investor	-29.69%	-3.44%	1.74%	—

Class R6 (Commenced July 31, 2015)	-29.55%	-3.31%	N/A	1.79%

Class R (Commenced February 28, 2014)	-30.08%	-3.93%	N/A	1.35%

Class P (Commenced April 16, 2018)	-29.55%	N/A	N/A	-4.46%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

9

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -22.56%, -23.16%, -22.27%, -22.69%, -22.39%, -22.28%, -22.79% and -22.29%, respectively. These returns compare to the -23.00% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock and country/currency selection, careful portfolio construction and efficient implementation. To manage the Fund, we use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, the Fund generally outperformed the Index, with three of our quantitative model’s four investment themes adding to results. Stock selection driven by these investment themes also contributed positively. Our country/currency strategy had a slightly negative impact on relative performance.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, the Fund benefited from three of our investment themes — Fundamental Mispricings, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Our High Quality Business Models detracted from the Fund’s relative performance during the Reporting Period. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style.

10

PORTFOLIO RESULTS

Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was helped by stock selection in the industrials, consumer staples and communication services sectors. It was hurt most by investments in the health care sector and, to a lesser extent, by investments in the materials and energy sectors.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund’s overweight positions versus the Index in Rheinmetall, Imperial Brands and British American Tobacco added to relative returns. The Fund was overweight Rheinmetall, a German automotive and arms manufacturer, mainly because of our Sentiment Analysis, Market Themes & Trends and High Quality Business Models investment themes. The overweight positions in Imperial Brands and British American Tobacco, each a British tobacco company, were based mostly on our Sentiment Analysis and Fundamental Mispricings investment themes.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hindered by underweight positions in British-Swedish pharmaceutical company AstraZeneca and French multinational integrated energy and petroleum company Total Energies. An overweight in Switzerland-based Tecan Group, a global supplier of laboratory automation products for life sciences and applied markets, also detracted from relative performance. The underweight in AstraZeneca was driven by our High Quality Business Models investment theme, while the underweight in Total Energies was based mainly on our Sentiment Analysis and High Quality Business Models investment themes. The Fund was overweight Tecan Group largely because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy detracted modestly from the Fund’s relative performance during the Reporting Period. Compared to the Index, the Fund was hurt by its underweight positions in France and Switzerland and by its rather neutral position in the U.K. On the positive side, the Fund was helped by overweight positions in Japan and Sweden. An underweight in Hong Kong versus the Index also added to relative returns.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures and currency forwards to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s overweight position relative to the Index in Sweden. We shifted the Fund from overweight positions in Japan, France and Norway to rather neutral positions. We moved the Fund from a relatively neutral position in Denmark to an overweight position. Compared to the Index, we changed the Fund from an overweight position in Germany to a modestly underweight position. We shifted the Fund from an

11

PORTFOLIO RESULTS

underweight in Australia to an overweight position. Also, during the Reporting Period, we reduced the size of the Fund’s underweight positions versus the Index in the U.K. and Switzerland. We shifted the Fund from relatively neutral positions in Hong Kong and the Netherlands to underweight positions. Finally, we moved the Fund from an underweight in Spain to a rather neutral position compared to the Index during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective September 22, 2022, James Park no longer served as a portfolio manager for the Fund. At the end of the Reporting Period, Len Ioffe, Osman Ali, Takashi Suwabe and Dennis Walsh served as portfolio managers of the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the health care, consumer discretionary and industrials sectors. Compared to the Index, the Fund was underweight the materials, information technology, communication services, energy and financials sectors. The Fund was relatively neutral versus the Index in the real estate, consumer staples and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Sweden, Denmark and Australia at the end of the Reporting Period. Compared to the Index, the Fund was underweight Hong Kong, Switzerland, the U.K., the Netherlands and Germany. The Fund was relatively neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

12

FUND BASICS

International Equity Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business	Country

Roche Holding AG	2.7%	Pharmaceuticals, Biotechnology & Life Sciences	United States
Novo Nordisk A/S, Class B	2.6	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
LVMH Moet Hennessy Louis Vuitton SE	1.9	Consumer Durables & Apparel	France
British American Tobacco PLC	1.6	Food, Beverage & Tobacco	United Kingdom
Shell PLC	1.6	Energy	Netherlands
Diageo PLC	1.5	Food, Beverage & Tobacco	United Kingdom
Sanofi	1.4	Pharmaceuticals, Biotechnology & Life Sciences	France
ASML Holding NV	1.4	Semiconductors & Semiconductor Equipment	Netherlands
Nestle SA	1.4	Food, Beverage & Tobacco	United States
GSK PLC ADR	1.2	Pharmaceuticals, Biotechnology & Life Sciences	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[3]

As of October 31, 2022

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-22.56%	-1.51%	4.48%	—
Including sales charges	-26.82%	-2.62%	3.90%	—

Class C
Excluding contingent deferred sales charges	-23.16%	-2.25%	3.70%	—
Including contingent deferred sales charges	-23.93%	-2.25%	3.70%	—

Institutional	-22.27%	-1.15%	4.87%	—

Service	-22.69%	-1.66%	4.35%	—

Investor	-22.39%	-1.26%	4.75%	—

Class R6 (Commenced July 31, 2015)	-22.28%	-1.14%	N/A	2.38%

Class R	-22.79%	-1.77%	4.22%	—

Class P (Commenced April 16, 2018)	-22.29%	N/A	N/A	-1.98%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

14

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2022 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -27.07%, -27.65%, -26.80%, -26.90%, -26.81% and -26.81%, respectively. These returns compare to the -30.28% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to returns. Stock selection driven by these investment themes also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes increased the Fund’s relative returns, led by Sentiment Analysis and Fundamental Mispricings. Market Themes & Trends and High Quality Business Models further bolstered relative performance. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Relative performance is primarily driven by stock selection, not by sector or industry allocations.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may

15

PORTFOLIO RESULTS

lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the Index.

During the Reporting Period, the Fund was aided by stock selection in the industrials and consumer discretionary sectors. Investments in the utilities and energy sectors detracted from relative performance.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from overweight positions relative to the Index in German automotive and arms manufacturer Rheinmetall; German chemical company K+S; and Denmark-based shipping company D/S Norden. The overweight in Rheinmetall was the result of all four of our investment themes. The Fund was overweight K+S mostly because of our Market Themes & Trends investment theme, while the overweight in D/S Norden was driven mainly by our Fundamental Mispricings and Market Themes & Trends investment themes.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by overweight positions in Arjo, a Swedish supplier of medical devices, services and solutions; Tecan Group, a Swiss supplier of laboratory automation products for life sciences and applied markets; and Aurubis, a German-based copper producer. The Fund’s overweight in Arjo was due to our High Quality Business Models, Sentiment Analysis and Market Themes & Trends investment themes. The Fund was overweight Tecan Group largely because of our High Quality Business Models and Sentiment Analysis investment themes. Our Fundamental Mispricings and Market Themes & Trends investment themes were primarily responsible the Fund’s overweight in Aurubis.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the Fund’s portfolio, our quantitative model focuses on stock selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocations. Relative performance is primarily driven by stock selection, not by country allocations.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures and currency forwards to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	As mentioned previously, changes in the Fund’s country weightings are generally the result of our quantitative model’s stock selection. During the Reporting Period, the Fund’s overweight positions relative to the Index in Japan and Italy decreased. Its overweights in Spain and Australia changed to rather neutral positions, while its neutral positions in Denmark, Norway and France became overweight positions. Compared to the Index, the Fund’s underweight in the U.K. decreased and its underweight in Israel changed to a rather neutral position. The Fund’s neutral positions in Switzerland, Belgium and Hong Kong became underweight positions versus the Index during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	No changes were made to the Fund’s portfolio management team during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the financials, industrials and consumer discretionary sectors. Compared to the Index, the Fund was underweight the communication services, real estate, consumer staples, health care and information technology sectors. The Fund was relatively neutral versus the Index in the materials, utilities and energy sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Denmark, Japan, Norway, France and Italy at the end of the Reporting Period. Compared to the Index, the Fund was underweight the U.K., Switzerland, Belgium, Singapore and Hong Kong. The Fund was relatively neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

16

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2022

TOP TEN HOLDINGS AS OF 10/31/22[1]

Holding	% of Net Assets	Line of Business	Country
Trelleborg AB, Class B	1.2%	Capital Goods	Sweden
K+S AG	1.2	Materials	Germany
Incitec Pivot Ltd.	1.1	Materials	Australia
Charter Hall Group REIT	1.1	Real Estate	Australia
Leonardo SpA	1.0	Capital Goods	Italy
Merlin Properties Socimi SA REIT	1.0	Real Estate	Spain
BAWAG Group AG	1.0	Banks	Austria
JGC Holdings Corp.	1.0	Capital Goods	Japan
SSAB AB, Class B	1.0	Materials	Sweden
IG Group Holdings PLC	0.9	Diversified Financials	United Kingdom

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of October 31, 2022

[2]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at October 31, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2022

The following graph shows the value, as of October 31, 2022, of a $1,000,000 investment made on November 1, 2012 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 1, 2012 through October 31, 2022.

Average Annual Total Return through October 31, 2022*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-27.07%	-2.24%	5.29%	—
Including sales charges	-31.06%	-3.34%	4.70%	—

Class C
Excluding contingent deferred sales charges	-27.65%	-2.98%	4.50%	—
Including contingent deferred sales charges	-28.37%	-2.98%	4.50%	—

Institutional	-26.80%	-1.87%	5.70%	—

Investor	-26.90%	-2.01%	5.55%	—

Class R6 (Commenced July 31, 2015)	-26.81%	-1.88%	N/A	2.43%

Class P (Commenced April 16, 2018)	-26.81%	N/A	N/A	-3.21%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Returns.

18

FUND BASICS

Index Definitions

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 30, 2022, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization weighted composite of securities in 21 developed markets. As of November 30, 2022, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

It is not possible to invest directly in an unmanaged index.

19

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 96.1%
Brazil – 7.4%
1,621,400	Ambev SA ADR (Food, Beverage & Tobacco)	$4,929,056
1,323,500	Banco Bradesco SA (Banks)	4,263,487
253,800	Banco Bradesco SA ADR (Banks)	961,902
3,506,600	Banco do Brasil SA (Banks)	25,131,029
1,888,800	BB Seguridade Participacoes SA (Insurance)	10,856,349
6,770,470	Cia Energetica de Minas Gerais ADR (Utilities)	14,827,329
47,939	Cia Energetica de Minas Gerais (Utilities)	160,462
140,300	Cia Paranaense de Energia (Utilities)	999,252
4,700,000	Cielo SA (Software & Services)	5,413,803
19,400	Cosan SA ADR (Energy)(a)	250,648
212,300	Enauta Participacoes SA (Energy)	626,358
252,300	Grendene SA (Consumer Durables & Apparel)	354,602
41,100	Itau Unibanco Holding SA (Banks)	202,258
152,500	Kepler Weber SA (Capital Goods)	764,640
94,300	Odontoprev SA (Health Care Equipment & Services)	151,157
69,300	Petro Rio SA (Energy)*	474,790
1,988,450	Petroleo Brasileiro SA ADR (Energy)	25,491,929
481,300	Santos Brasil Participacoes SA (Transportation)	847,901
1,316,400	Vale SA, Class B ADR (Materials)	17,034,216
194,600	Zamp SA (Consumer Services)*	289,329

		114,030,497

Chile – 1.1%
15,081,970	Cia Sud Americana de Vapores SA (Transportation)	1,047,026
177,984	Quinenco SA (Capital Goods)	473,303
155,591	Sociedad Quimica y Minera de Chile SA ADR (Materials)	14,575,765

		16,096,094

China – 28.3%
24,165,000	Agricultural Bank of China Ltd., Class H (Banks)	6,897,500
4,360,000	Alibaba Group Holding Ltd. (Retailing)*	33,898,594
338,000	Anhui Expressway Co. Ltd., Class H (Transportation)	216,026
130,100	Anhui Gujing Distillery Co. Ltd., Class A (Food, Beverage & Tobacco)	3,504,343
199,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	1,749,532
602,424	Asia – Potash International Investment Guangzhou Co. Ltd., Class A (Materials)*	2,093,731
26,200	Autohome, Inc. ADR (Media & Entertainment)	684,344

Common Stocks – (continued)
China – (continued)
220,800	Baidu, Inc., Class A (Media & Entertainment)*	2,116,810
4,258,000	Bank of Communications Co. Ltd., Class H (Banks)	2,077,560
6,476,730	Bank of Jiangsu Co. Ltd., Class A (Banks)	6,114,763
60,500	Beijing Enterprises Holdings Ltd. (Utilities)	153,482
97,310	Beijing Tongrentang Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	647,626
1,680,000	Bosideng International Holdings Ltd. (Consumer Durables & Apparel)	725,604
424,000	BYD Co. Ltd., Class H (Automobiles & Components)	9,498,933
23,741,000	CGN Power Co. Ltd., Class H (Utilities)(b)	4,809,161
4,204,000	China BlueChemical Ltd., Class H (Materials)	802,457
1,947,000	China CITIC Bank Corp. Ltd., Class H (Banks)	733,937
43,997,000	China Construction Bank Corp., Class H (Banks)	23,348,702
2,624,000	China Education Group Holdings Ltd. (Consumer Services)	1,536,271
2,894,000	China Galaxy Securities Co. Ltd., Class H (Diversified Financials)	1,083,678
664,050	China International Marine Containers Group Co. Ltd., Class H (Capital Goods)	422,692
1,019,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,113,689
169,500	China Merchants Bank Co. Ltd., Class H (Banks)	554,926
76,000	China Merchants Port Holdings Co. Ltd. (Transportation)	89,102
3,844,400	China Pacific Insurance Group Co. Ltd., Class H (Insurance)	6,197,147
280,000	China Resources Beer Holdings Co. Ltd. (Food, Beverage & Tobacco)	1,321,194
4,306,500	China Resources Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,905,082
189,500	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,408,649
3,186,500	China Shenhua Energy Co. Ltd., Class H (Energy)	8,370,487
665,000	China XLX Fertiliser Ltd. (Materials)	253,828
4,050,500	China Yongda Automobiles Services Holdings Ltd. (Retailing)	1,816,840

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
4,328,000	CITIC Ltd. (Capital Goods)	$3,872,887
99,250	COSCO SHIPPING Holdings Co. Ltd., Class H (Transportation)	106,959
2,116,755	Daan Gene Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	5,150,242
2,112,800	Daqin Railway Co. Ltd., Class A (Transportation)	1,845,884
157,000	Daqo New Energy Corp. ADR (Semiconductors & Semiconductor Equipment)*	6,906,430
1,496,000	Dongfeng Motor Group Co. Ltd., Class H (Automobiles & Components)	676,797
84,600	ENN Energy Holdings Ltd. (Utilities)	841,098
331,800	Gree Electric Appliances Inc of Zhuhai, Class A (Consumer Durables & Apparel)	1,299,809
1,527,770	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care Equipment & Services)	5,613,520
994,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care Equipment & Services)	2,217,506
529,000	Haitian International Holdings Ltd. (Capital Goods)	1,059,143
1,514,100	Henan Shenhuo Coal & Power Co. Ltd., Class A (Materials)	2,897,122
733,000	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	1,300,199
20,160	Imeik Technology Development Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,158,382
493,599	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	938,530
1,259,171	JD.com, Inc., Class A (Retailing)	22,930,159
511,719	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	6,446,321
1,095,500	Kingboard Holdings Ltd. (Technology Hardware & Equipment)	2,704,417
16,626,000	Kunlun Energy Co. Ltd. (Utilities)	9,936,861
309,500	Li Ning Co. Ltd. (Consumer Durables & Apparel)	1,601,019
280,928	LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	1,845,573
232,894	Luzhou Laojiao Co. Ltd., Class A (Food, Beverage & Tobacco)	4,969,596
846,800	Meituan, Class B (Retailing)*(b)	13,557,730
2,568,300	NetEase, Inc. (Media & Entertainment)	28,495,940

Common Stocks – (continued)
China – (continued)
651,000	New Oriental Education & Technology Group, Inc. (Consumer Services)*	1,524,414
48,550	Ningbo Deye Technology Co. Ltd., Class A (Capital Goods)	2,167,070
1,216,800	Nongfu Spring Co. Ltd., Class H (Food, Beverage & Tobacco)(b)	6,111,849
14,999,000	People’s Insurance Co. Group of China Ltd. (The), Class H (Insurance)	4,145,121
26,452,000	PetroChina Co. Ltd., Class H (Energy)	10,118,611
25,854,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	23,845,433
254,300	Pinduoduo, Inc. ADR (Retailing)*	13,943,269
2,069,172	Ping An Insurance Group Co. of China Ltd., Class A (Insurance)	10,219,741
1,380,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	5,526,680
252,700	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	683,222
7,709,648	Shanghai International Port Group Co. Ltd., Class A (Transportation)	5,439,466
122,200	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	506,570
6,722,000	Shougang Fushan Resources Group Ltd. (Materials)	1,820,965
2,147,806	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	7,263,171
2,032,000	Sinofert Holdings Ltd. (Materials)*	201,792
3,621,000	SITC International Holdings Co. Ltd. (Transportation)	5,930,466
1,905,300	Tencent Holdings Ltd. (Media & Entertainment)	50,065,176
394,400	Tencent Music Entertainment Group, 02/28/23 ADR (Media & Entertainment)*	1,423,784
1,196,000	Topsports International Holdings Ltd., 02/28/23 (Retailing)(b)	603,068
137,400	Trip.com Group Ltd., 02/28/23 ADR (Consumer Services)*	3,109,362
117,122	Tsingtao Brewery Co. Ltd., Class A, 02/28/23 (Food, Beverage & Tobacco)	1,308,122
1,360,000	Tsingtao Brewery Co. Ltd., Class H, 02/28/23 (Food, Beverage & Tobacco)	9,521,491
207,000	Uni-President China Holdings Ltd., 02/28/23 (Food, Beverage & Tobacco)	152,874
1,040,700	Vipshop Holdings Ltd., 02/28/23 ADR (Retailing)*	7,253,679

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
100,500	Wuxi Biologics Cayman, Inc., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	$452,214
91,400	Yankuang Energy Group Co. Ltd., Class A, 02/28/23 (Energy)	505,677
12,400	Zai Lab Ltd., 02/28/23 ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	276,272
113,600	Zangge Mining Co. Ltd., Class A, 02/28/23 (Materials)	422,225
124,880	Zhejiang NHU Co. Ltd., Class A, 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	304,898
198,356	Zhejiang Orient Gene Biotech Co. Ltd., Class A, 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	2,228,628
301,600	Zhongji Innolight Co. Ltd., Class A, 02/28/23 (Technology Hardware & Equipment)	1,204,797
204,200	ZTE Corp., Class H, 02/28/23 (Technology Hardware & Equipment)	364,261

		434,163,182

Greece – 0.3%
2,700	JUMBO SA, 02/28/23 (Retailing)	38,350
352,340	OPAP SA, 02/28/23 (Consumer Services)	4,317,276

		4,355,626

Hong Kong – 0.6%
940,000	Concord New Energy Group Ltd., 02/28/23 (Utilities)	71,820
22,500	Orient Overseas International Ltd., 02/28/23 (Transportation)	328,796
19,378,000	Sino Biopharmaceutical Ltd., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	9,402,896
352,000	Truly International Holdings Ltd., 02/28/23 (Technology Hardware & Equipment)	43,020

		9,846,532

India – 14.9%
44,853	ABB India Ltd., 02/28/23 (Capital Goods)	1,652,328
309,353	Adani Enterprises Ltd., 02/28/23 (Capital Goods)	12,520,557
94,690	Adani Green Energy Ltd., 02/28/23 (Utilities)*	2,407,566
880,723	Adani Ports & Special Economic Zone Ltd., 02/28/23 (Transportation)	8,769,535
3,980,639	Adani Power Ltd., 02/28/23 (Utilities)*	16,138,765

Common Stocks – (continued)
India – (continued)
12,682	Adani Total Gas Ltd., 02/28/23 (Utilities)	551,931
5,974	Adani Transmission Ltd., 02/28/23 (Utilities)*	241,920
203,708	Apollo Hospitals Enterprise Ltd., 02/28/23 (Health Care Equipment & Services)	11,123,250
818,221	Ashok Leyland Ltd., 02/28/23 (Capital Goods)	1,516,656
412,900	Axis Bank Ltd., 02/28/23 (Banks)	4,528,058
49,261	Balrampur Chini Mills Ltd., 02/28/23 (Food, Beverage & Tobacco)	188,158
126,018	Bank of Baroda, 02/28/23 (Banks)	225,066
13,004,310	Bharat Electronics Ltd., 02/28/23 (Capital Goods)	16,782,316
629,165	Coromandel International Ltd., 02/28/23 (Materials)	7,314,099
568,364	Devyani International Ltd., 02/28/23 (Consumer Services)*	1,331,143
80,027	Eicher Motors Ltd., 02/28/23 (Automobiles & Components)	3,728,736
8,306	EID Parry India Ltd., 02/28/23 (Materials)	62,178
38,990	Finolex Cables Ltd., 02/28/23 (Capital Goods)	245,576
5,431,999	GAIL India Ltd., 02/28/23 (Utilities)	5,987,738
108,706	Great Eastern Shipping Co. Ltd. (The), 02/28/23 (Energy)	731,187
699,639	Gujarat Narmada Valley Fertilizers & Chemicals Ltd., 02/28/23 (Materials)	6,004,919
1,482,725	Gujarat State Fertilizers & Chemicals Ltd., 02/28/23 (Materials)	2,207,566
746,145	Hindustan Zinc Ltd., 02/28/23 (Materials)	2,557,105
761,299	ICICI Bank Ltd., 02/28/23 ADR (Banks)	16,779,030
243,270	Infosys Ltd., 02/28/23 ADR (Software & Services)	4,556,447
6,262,307	ITC Ltd., 02/28/23 (Food, Beverage & Tobacco)	26,403,965
86,954	JK Paper Ltd., 02/28/23 (Materials)	436,251
24,797	Larsen & Toubro Ltd., 02/28/23 (Capital Goods)	607,108
14,807	Linde India Ltd., 02/28/23 (Materials)	549,719
714,029	Mahindra & Mahindra Ltd., 02/28/23 (Automobiles & Components)	11,653,694
57,091	Narayana Hrudayalaya Ltd., 02/28/23 (Health Care Equipment & Services)	545,889

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
490,622	Oil India Ltd., 02/28/23 (Energy)	$1,142,179
6,307,525	Power Finance Corp. Ltd., 02/28/23 (Diversified Financials)	8,787,407
4,146,679	Power Grid Corp. of India Ltd., 02/28/23 (Utilities)	11,440,998
6,981,545	REC Ltd., 02/28/23 (Diversified Financials)	8,650,209
34,825	Reliance Industries Ltd., 02/28/23 (Energy)	1,074,587
158,758	SBI Life Insurance Co. Ltd., 02/28/23 (Insurance)(b)	2,432,853
5,362	Schaeffler India Ltd., 02/28/23 (Capital Goods)	178,542
3,045	Tata Communications Ltd., 02/28/23 (Telecommunication Services)	46,315
514,844	Tata Consultancy Services Ltd., 02/28/23 (Software & Services)	19,868,895
9,610	Tata Elxsi Ltd., 02/28/23 (Software & Services)	812,296
64,070	Tata Motors Ltd., 02/28/23 ADR (Automobiles & Components)*(a)	1,602,391
23,122	Torrent Pharmaceuticals Ltd., 02/28/23 (Pharmaceuticals, Biotechnology & Life Sciences)	461,355
131,999	Trent Ltd., 02/28/23 (Retailing)	2,438,077
55,542	Varun Beverages Ltd., 02/28/23 (Food, Beverage & Tobacco)	704,765
7,000	WNS Holdings Ltd., 02/28/23 ADR (Software & Services)*	602,560

		228,591,885

Indonesia – 2.6%
2,636,600	Adaro Energy Indonesia Tbk PT, 02/28/23 (Energy)	672,646
4,018,100	AKR Corporindo Tbk PT, 02/28/23 (Energy)	402,238
14,739,200	Astra International Tbk PT, 02/28/23 (Automobiles & Components)	6,298,512
19,343,600	Bank Mandiri Persero Tbk PT, 02/28/23 (Banks)	13,067,638
1,161,700	Bank Negara Indonesia Persero Tbk PT, 02/28/23 (Banks)	700,428
8,246,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT, 02/28/23 (Banks)	726,904
39,513,600	Bank Pembangunan Daerah Jawa Timur Tbk PT, 02/28/23 (Banks)	1,785,997
39,726,100	Bank Rakyat Indonesia Persero Tbk PT, 02/28/23 (Banks)	11,851,616
2,034,000	Merdeka Copper Gold Tbk PT, 02/28/23 (Materials)*	492,506
2,828,200	Mitra Adiperkasa Tbk PT, 02/28/23 (Retailing)*	218,495

Common Stocks – (continued)
Indonesia – (continued)
2,712,700	Mitra Keluarga Karyasehat Tbk PT, 02/28/23 (Health Care Equipment & Services)	480,525
19,753,700	Perusahaan Gas Negara Tbk PT, 02/28/23 (Utilities)	2,502,984
12,212,400	Surya Esa Perkasa Tbk PT, 02/28/23 (Materials)	834,119
2,960,800	Timah Tbk PT, 02/28/23 (Materials)	257,495

		40,292,103

Kuwait – 0.0%
22,335	Humansoft Holding Co. KSC, 02/28/23 (Consumer Services)	242,441

Mexico – 3.0%
1,506,150	Arca Continental SAB de CV, 02/28/23 (Food, Beverage & Tobacco)	12,337,005
192,873	Coca-Cola Femsa SAB de CV, 02/28/23 ADR (Food, Beverage & Tobacco)	12,110,496
66,600	El Puerto de Liverpool SAB de CV, 02/28/23 (Retailing)	341,387
323,400	Grupo Aeroportuario del Pacifico SAB de CV, Class B, 02/28/23 (Transportation)	5,009,411
11,187	Grupo Aeroportuario del Sureste SAB de CV, 02/28/23 ADR (Transportation)	2,611,269
1,555,300	Grupo Financiero Banorte SAB de CV, Class O, 02/28/23 (Banks)	12,642,258
102,900	Grupo Financiero Inbursa SAB de CV, Class O, 02/28/23 (Banks)*	189,929

		45,241,755

Peru – 0.3%
33,900	Credicorp Ltd., 02/28/23 (Banks)	4,961,604

Philippines – 0.1%
786,400	DMCI Holdings, Inc., 02/28/23 (Capital Goods)	129,632
204,080	International Container Terminal Services, Inc., 02/28/23 (Transportation)	611,764
156,660	Jollibee Foods Corp. (Consumer Services)	628,414
172,580	Security Bank Corp., 02/28/23 (Banks)	258,411

		1,628,221

Poland – 0.2%
26,997	Dino Polska SA (Food & Staples Retailing)*(b)	1,762,157
24,548	Santander Bank Polska SA (Banks)	1,303,448

		3,065,605

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Qatar – 0.1%
108,033	Qatar Electricity & Water Co. QSC (Utilities)	$548,696
28,841	Qatar Islamic Bank (Banks)	192,988

		741,684

Russia – 0.0%
2,397	Novatek PJSC GDR (Energy)*(c)	—
216,156	Novolipetsk Steel PJSC GDR (Materials)(c)	—
106,118	PhosAgro PJSC GDR (Materials)(c)	—
683	PhosAgro PJSC NPV GDR (Materials)(c)	—
18,426	Polyus PJSC GDR (Materials)*(c)	—
2,789,380	Sberbank of Russia PJSC (Banks)*(c)	—
274,080,000	VTB Bank PJSC (Banks)*(c)	—

		—

Saudi Arabia – 3.8%
9,807	Abdullah Al Othaim Markets Co. (Food & Staples Retailing)	296,267
18,000	Al Hammadi Holding (Health Care Equipment & Services)	215,303
526,619	Al Rajhi Bank (Banks)*	11,941,544
509,749	Alinma Bank (Banks)	5,085,240
41,125	Arab National Bank (Banks)	353,132
56,333	Bank Al-Jazira (Banks)	350,488
123,356	Banque Saudi Fransi (Banks)	1,417,975
824,485	Riyad Bank (Banks)	7,879,931
211,932	SABIC Agri-Nutrients Co. (Materials)	8,954,534
630,704	Sahara International Petrochemical Co. (Materials)	6,790,080
308,037	Saudi Arabian Mining Co. (Materials)*	6,856,356
841,804	Saudi Arabian Oil Co. (Energy)(b)	7,812,379
52,956	Saudi Investment Bank (The) (Banks)	255,459
16,682	Saudi National Bank (The) (Banks)	263,663

		58,472,351

South Africa – 2.5%
109,584	Absa Group Ltd. (Banks)	1,189,998
30,133	African Rainbow Minerals Ltd. (Materials)	424,319
21,178	Anglo American Platinum Ltd. (Materials)	1,686,322
7,598,835	FirstRand Ltd. (Diversified Financials)	26,565,391
138,265	Impala Platinum Holdings Ltd. (Materials)	1,415,649
251,685	Nedbank Group Ltd. (Banks)	2,980,964

Common Stocks – (continued)
South Africa – (continued)
236,497	Rand Merchant Investment Holdings Ltd. (Insurance)	367,194
1,045,173	Truworths International Ltd. (Retailing)	2,974,416
237,217	Vukile Property Fund Ltd. REIT (Real Estate)*	173,909

		37,778,162

South Korea – 13.4%
54,856	ABLBio, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	769,139
5,378	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	722,905
99,739	Daeduck Electronics Co. Ltd. / New (Technology Hardware & Equipment)	1,716,833
105,080	Daewon Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,240,991
2,804	Daewoong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	317,448
131,870	DB Insurance Co. Ltd. (Insurance)	5,204,375
320,583	DGB Financial Group, Inc. (Banks)	1,526,553
155,284	GS Holdings Corp. (Capital Goods)	5,008,774
86,211	Hana Financial Group, Inc. (Banks)	2,492,478
212,891	Hanwha Aerospace Co. Ltd. (Capital Goods)	9,914,645
19,449	HFR, Inc. (Technology Hardware & Equipment)*	412,850
22,986	Hite Jinro Co. Ltd. (Food, Beverage & Tobacco)	413,303
61,804	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	1,510,944
106,503	Hyundai Motor Co. (Automobiles & Components)	12,273,245
539,518	JB Financial Group Co. Ltd. (Banks)	2,716,762
613,770	KB Financial Group, Inc. (Banks)	20,652,792
510,388	Kia Corp. (Automobiles & Components)	23,718,141
303,996	Korea Aerospace Industries Ltd. (Capital Goods)	10,095,882
307,901	KT&G Corp. (Food, Beverage & Tobacco)	20,679,112
38,610	LF Corp. (Consumer Durables & Apparel)	401,870
2,823	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	585,672
40,958	LIG Nex1 Co. Ltd. (Capital Goods)	2,920,063
20,599	Lotte Chilsung Beverage Co. Ltd. (Food, Beverage & Tobacco)	2,028,464
13,575	Lotte Corp. (Capital Goods)	310,232
88,887	LOTTE Fine Chemical Co. Ltd. (Materials)	3,495,350

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
3,616	Lotte Shopping Co. Ltd. (Retailing)	$221,394
67,864	LX INTERNATIONAL Corp. (Capital Goods)	1,932,993
60,839	MegaStudyEdu Co. Ltd. (Consumer Services)	3,656,121
46,876	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	1,033,062
245,945	Meritz Securities Co. Ltd. (Diversified Financials)	637,753
782,384	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	32,562,707
18,014	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	9,293,699
810,093	Shinhan Financial Group Co. Ltd. (Banks)	20,589,773
3,515	Shinsegae, Inc. (Retailing)	523,364
35,193	SL Corp. (Automobiles & Components)	757,325
8,382	SNT Motiv Co. Ltd. (Automobiles & Components)	259,407
260,383	Woori Financial Group, Inc. (Banks)	2,148,680
9,877	Youngone Corp. (Consumer Durables & Apparel)	327,377

		205,072,478

Taiwan – 13.2%
333,000	Advanced International Multitech Co. Ltd. (Consumer Durables & Apparel)	958,218
272,000	Asia Vital Components Co. Ltd. (Technology Hardware & Equipment)	857,746
1,730,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	1,796,376
1,331,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	6,991,830
2,411,350	Chailease Holding Co. Ltd. (Diversified Financials)	11,122,805
172,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	426,719
218,000	Chung-Hsin Electric & Machinery Manufacturing Corp. (Capital Goods)	333,437
5,059,000	Compeq Manufacturing Co. Ltd. (Technology Hardware & Equipment)	6,834,346
1,025,000	Continental Holdings Corp. (Capital Goods)	886,021
3,587,000	CTBC Financial Holding Co. Ltd. (Banks)	2,266,040
590,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	4,694,522

Common Stocks – (continued)
Taiwan – (continued)
302,000	Depo Auto Parts Ind Co. Ltd. (Automobiles & Components)	621,268
2,585,000	E Ink Holdings, Inc. (Technology Hardware & Equipment)	16,425,534
648,800	Evergreen Marine Corp. Taiwan Ltd. (Transportation)	2,760,193
732,000	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	1,604,985
147,000	Feng TAY Enterprise Co. Ltd. (Consumer Durables & Apparel)	730,043
27,000	Formosa Sumco Technology Corp. (Semiconductors & Semiconductor Equipment)	121,383
1,350,900	Gold Circuit Electronics Ltd. (Technology Hardware & Equipment)	3,575,089
1,758,000	Goldsun Building Materials Co. Ltd. (Materials)	1,233,563
9,423,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	29,928,190
46,000	International Games System Co. Ltd. (Media & Entertainment)	500,825
828,000	Kinik Co. (Capital Goods)	2,607,463
38,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	2,174,055
2,618,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	5,184,244
41,000	Lotes Co. Ltd. (Technology Hardware & Equipment)	983,956
186,000	Lotus Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	888,519
469,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	3,059,860
29,000	Polaris Group/Tw (Pharmaceuticals, Biotechnology & Life Sciences)*	80,762
3,259,000	Primax Electronics Ltd. (Technology Hardware & Equipment)	5,459,681
2,504,000	Sanyang Motor Co. Ltd. (Automobiles & Components)	2,817,096
1,305,000	Sesoda Corp. (Materials)	1,622,465
22,000	Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment)	84,369
4,256,000	SinoPac Financial Holdings Co. Ltd. (Banks)	2,123,554
135,000	Stark Technology, Inc. (Technology Hardware & Equipment)	322,333
154,000	TaiDoc Technology Corp. (Health Care Equipment & Services)	811,633

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
3,219,000	Taiwan Fertilizer Co. Ltd. (Materials)	$5,218,968
5,450,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	65,521,040
1,883,000	Ton Yi Industrial Corp. (Materials)	967,879
2,015,000	Tong Yang Industry Co. Ltd. (Automobiles & Components)	2,819,654
56,000	TTY Biopharm Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	130,077
1,420,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	5,456,167

		203,002,908

Thailand – 3.1%
442,600	Bangkok Dusit Medical Services PCL, Class F (Health Care Equipment & Services)	343,523
4,061,400	Bumrungrad Hospital PCL (Health Care Equipment & Services)	24,210,099
17,071,000	Chularat Hospital PCL, Class F (Health Care Equipment & Services)	1,588,178
3,274,200	Krung Thai Bank PCL (Banks)	1,508,723
56,700	Mega Lifesciences PCL (Pharmaceuticals, Biotechnology & Life Sciences)	65,961
253,300	PTT Exploration & Production PCL (Energy)	1,211,094
4,721,000	SCB X PCL (Banks)	13,190,245
2,346,100	SPCG PCL (Utilities)	845,756
2,742,900	Thonburi Healthcare Group PCL (Health Care Equipment & Services)	4,869,424

		47,833,003

Turkey – 1.1%
608,784	Anadolu Efes Biracilik Ve Malt Sanayii AS (Food, Beverage & Tobacco)	1,566,483
1,568,321	KOC Holding AS (Capital Goods)	4,678,473
1,194,174	Turkiye Garanti Bankasi AS (Banks)	1,508,967
8,365,936	Turkiye Is Bankasi AS, Class C (Banks)	4,190,902
11,002,520	Yapi ve Kredi Bankasi AS (Banks)	5,443,851

		17,388,676

United Arab Emirates – 0.1%
507,366	Dubai Islamic Bank PJSC (Banks)	803,808

Common Stocks – (continued)
United States – 0.0%
700	Legend Biotech Corp. ADR (Pharmaceuticals, Biotechnology & Life Sciences)*	34,874

TOTAL COMMON STOCKS
(Cost $1,676,124,100)		$1,473,643,489

Shares	Description	Rate	Value

Preferred Stocks – 1.4%
Brazil – 0.8%
746,200	Itau Unibanco Holding SA (Banks)	2.60%	$4,391,536
129,700	Petroleo Brasileiro SA (Energy)	38.60	748,496
330,796	Unipar Carbocloro SA, Class B (Materials)	16.66	6,838,778

			11,978,810

South Korea – 0.6%
284,543	Mirae Asset Securities Co. Ltd. (Diversified Financials)	7.72	722,672
211,939	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2.56	7,920,566

			8,643,238

TOTAL PREFERRED STOCKS
(Cost $14,793,784)			$20,622,048

Shares	Dividend Rate	Value

Investment Company – 0.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,459,494	3.066%	$5,459,494
(Cost $5,459,494)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,696,377,378)		$1,499,725,031

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,701,266	3.066%	$1,701,266
(Cost $1,701,266)

TOTAL INVESTMENTS – 98.0%
(Cost $1,698,078,644)		$1,501,426,297

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		31,935,000

NET ASSETS – 100.0%		$1,533,361,297

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	25.6%
Information Technology	17.0
Consumer Discretionary	13.5
Industrials	8.0
Materials	7.7
Consumer Staples	7.3
Health Care	6.0
Communication Services	5.6
Utilities	4.8
Energy	4.0
Investment Company	0.4
Real Estate	0.0
Securities Lending Reinvestment Vehicle	0.1

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets E-Mini Index	403	12/16/22	$19,946,460	$(2,746,420)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	2,780,115	ZAR	49,893,000	11/1/2022	$63,926

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 97.8%
Australia – 8.4%
70,877	Allkem Ltd. (Materials)*	$654,880
179,909	ASX Ltd. (Diversified Financials)	7,795,184
5,146,902	Aurizon Holdings Ltd. (Transportation)	11,927,264
1,108,542	Australia & New Zealand Banking Group Ltd. (Banks)	18,162,068
641,314	BHP Group Ltd. (Materials)	15,404,498
251,787	Charter Hall Group REIT (Real Estate)	2,090,045
270,482	Commonwealth Bank of Australia (Banks)	18,134,956
449,695	Glencore PLC (Materials)	2,578,136
4,075,723	Incitec Pivot Ltd. (Materials)	9,801,919
83,857	Macquarie Group Ltd. (Diversified Financials)	9,097,046
420,834	National Australia Bank Ltd. (Banks)	8,741,586
612,901	Pilbara Minerals Ltd. (Materials)*	1,992,083
1,872,387	Santos Ltd. (Energy)	9,140,358
3,880,340	Telstra Group Ltd. (Telecommunication Services)*	9,729,676
915,255	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	7,584,513

		132,834,212

Austria – 0.5%
86,533	BAWAG Group AG (Banks)*(a)	4,177,454
78,743	Erste Group Bank AG (Banks)	1,940,617
127,521	Raiffeisen Bank International AG (Banks)	1,773,465

		7,891,536

Belgium – 1.3%
56,314	D’ieteren Group (Retailing)	9,372,242
126,879	KBC Group NV (Banks)	6,358,639
65,194	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,913,532

		20,644,413

Brazil – 0.0%
21,114	Yara International ASA (Materials)	942,348

Canada – 0.4%
589,863	International Petroleum Corp. (Energy)*	5,845,028

Denmark – 5.6%
2,255	AP Moller – Maersk A/S, Class A (Transportation)	4,511,546
4,958	AP Moller – Maersk A/S, Class B (Transportation)	10,358,119
91,056	Carlsberg AS, Class B (Food, Beverage & Tobacco)	10,721,453
49,041	D/S Norden A/S (Transportation)	2,538,120
39,099	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	15,061,237
87,510	Jyske Bank A/S (Banks)*	4,722,844

Common Stocks – (continued)
Denmark – (continued)
370,127	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	40,244,375

		88,157,694

Finland – 2.0%
454,517	Kesko OYJ, Class B (Food & Staples Retailing)	8,845,210
645,335	Nokia OYJ (Technology Hardware & Equipment)	2,867,816
1,705,478	Nordea Bank Abp (Banks)	16,291,612
246,401	Stora Enso OYJ, Class R (Materials)	3,212,777

		31,217,415

France – 11.1%
146,630	Airbus SE (Capital Goods)	15,865,923
4,899	Alten SA (Software & Services)	572,352
19,382	BNP Paribas SA (Banks)	908,898
55,348	Carrefour SA (Food & Staples Retailing)	890,851
82,832	Cie de Saint-Gobain (Capital Goods)	3,386,253
39,614	Covivio REIT (Real Estate)	2,120,998
41,103	Dassault Aviation SA (Capital Goods)	6,104,556
267,976	Dassault Systemes (Software & Services)	8,982,230
203,950	Edenred (Software & Services)	10,455,747
38,499	Eiffage SA (Capital Goods)	3,481,150
1,692	Gaztransport Et Technigaz SA (Energy)	196,845
32,444	Gecina SA REIT (Real Estate)	2,892,516
12,099	Hermes International (Consumer Durables & Apparel)	15,660,779
64,277	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,605,610
17,734	Kering (Consumer Durables & Apparel)	8,121,488
46,345	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	29,243,464
50,229	Pernod Ricard SA (Food, Beverage & Tobacco)	8,815,759
193,570	Publicis Groupe SA (Media & Entertainment)	10,840,773
261,903	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	22,538,817
99,770	SCOR SE (Insurance)	1,500,356
533,681	Societe Generale SA (Banks)	12,241,065
28,574	Thales SA (Capital Goods)	3,634,041

		175,060,471

Germany – 6.2%
67,870	alstria office REIT-AG REIT (Real Estate)	601,209
354,419	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	18,635,736

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
92,333	Brenntag SE (Capital Goods)	$5,602,431
1,660,290	E.ON SE (Utilities)	13,903,261
13,295	GEA Group AG (Capital Goods)	464,720
7,866	Hapag-Lloyd AG (Transportation)(a)(b)	1,418,533
147,046	HUGO BOSS AG (Consumer Durables & Apparel)	6,772,553
527,742	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	12,805,917
502,419	K+S AG (Materials)	11,092,910
94,844	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	15,456,269
45,922	MTU Aero Engines AG (Capital Goods)	8,218,128
20,862	Wacker Chemie AG (Materials)	2,428,869

		97,400,536

Hong Kong – 0.4%
65,000	Jardine Matheson Holdings Ltd. (Capital Goods)	2,977,000
208,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,235,235
124,500	Swire Pacific Ltd., Class A (Real Estate)	825,873

		6,038,108

Israel – 0.1%
130,096	ICL Group Ltd. (Materials)	1,173,154

Italy – 1.6%
1,848,262	Banco BPM SpA (Banks)	5,591,950
287,245	Davide Campari-Milano NV (Food, Beverage & Tobacco)	2,579,555
935,441	Leonardo SpA (Capital Goods)	7,515,424
112,456	Moncler SpA (Consumer Durables & Apparel)	4,851,830
72,586	Prysmian SpA (Capital Goods)	2,362,539
29,259	Reply SpA (Software & Services)	3,182,608

		26,083,906

Japan – 22.5%
48,600	AGC, Inc. (Capital Goods)	1,522,879
53,600	Air Water, Inc. (Materials)	598,434
175,800	Aozora Bank Ltd. (Banks)	3,024,070
34,700	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	970,932
371,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	5,130,166
110,000	Central Japan Railway Co. (Transportation)	12,735,421
491,200	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,382,019
50,300	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	454,458

Common Stocks – (continued)
Japan – (continued)
86,200	Daiwa House Industry Co. Ltd. (Real Estate)	1,736,700
163,300	ENEOS Holdings, Inc. (Energy)	538,671
235,800	Fujikura Ltd. (Capital Goods)	1,396,167
19,900	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	490,967
396,000	Honda Motor Co. Ltd. (Automobiles & Components)	9,029,780
104,700	IHI Corp. (Capital Goods)	2,335,231
760,500	Inpex Corp. (Energy)	7,675,268
300,100	Inui Global Logistics Co. Ltd. (Commercial & Professional Services)(b)	3,829,613
55,300	Isetan Mitsukoshi Holdings Ltd. (Retailing)	491,182
499,500	ITOCHU Corp. (Capital Goods)	12,909,355
357,700	J Front Retailing Co. Ltd. (Retailing)	2,891,302
238,500	JGC Holdings Corp. (Capital Goods)	2,868,573
26,900	Kamigumi Co. Ltd. (Transportation)	511,549
22,500	Kaneka Corp. (Materials)	557,939
157,400	Kansai Electric Power Co., Inc. (The) (Utilities)	1,192,347
68,800	KDDI Corp. (Telecommunication Services)	2,033,520
164,500	Konami Group Corp. (Media & Entertainment)	7,210,255
26,300	Kyowa Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	619,410
27,400	Kyushu Railway Co. (Transportation)	573,036
11,300	Lawson, Inc. (Food & Staples Retailing)	361,001
1,339,400	Marubeni Corp. (Capital Goods)	11,724,998
30,900	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	476,471
207,900	Mazda Motor Corp. (Automobiles & Components)	1,399,783
513,000	Mitsubishi Corp. (Capital Goods)	13,896,597
969,300	Mitsubishi Estate Co. Ltd. (Real Estate)	12,189,237
256,800	Mitsubishi Gas Chemical Co., Inc. (Materials)	3,263,214
3,067,800	Mitsubishi HC Capital, Inc. (Diversified Financials)	13,164,111
26,100	Mitsubishi Heavy Industries Ltd. (Capital Goods)	898,991
25,800	Mitsubishi Logistics Corp. (Transportation)	566,140
378,200	Mitsui & Co. Ltd. (Capital Goods)	8,369,259
734,500	Mitsui Fudosan Co. Ltd. (Real Estate)	14,064,480
77,000	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,039,053
296,600	NGK Insulators Ltd. (Capital Goods)	3,460,155

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
167,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	$3,046,757
18,800	Nikon Corp. (Consumer Durables & Apparel)	181,817
162,900	NIPPON EXPRESS HOLDINGS, Inc. (Transportation)	8,185,387
16,600	NS United Kaiun Kaisha Ltd. (Transportation)	413,145
1,528,400	Obayashi Corp. (Capital Goods)	9,810,292
11,900	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	280,049
84,300	Oriental Land Co. Ltd. (Consumer Services)	11,290,104
833,000	ORIX Corp. (Diversified Financials)	12,234,856
39,000	Recruit Holdings Co. Ltd. (Commercial & Professional Services)	1,200,076
1,180,700	Ricoh Co. Ltd. (Technology Hardware & Equipment)	8,651,924
112,200	Round One Corp. (Consumer Services)	477,401
15,000	Sankyo Co. Ltd. (Consumer Durables & Apparel)	495,328
1,399,100	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,574,042
501,400	SBI Holdings, Inc. (Diversified Financials)	9,057,320
119,300	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,548,010
178,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,265,831
254,000	SoftBank Corp. (Telecommunication Services)	2,505,555
48,500	SoftBank Group Corp. (Telecommunication Services)	2,081,922
39,600	Sompo Holdings, Inc. (Insurance)	1,651,015
772,300	Sumitomo Corp. (Capital Goods)	9,818,843
404,400	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	6,326,261
45,100	Sumitomo Heavy Industries Ltd. (Capital Goods)	854,859
523,100	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,643,868
226,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	5,183,063
37,500	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,352,552
53,800	Takashimaya Co. Ltd. (Retailing)	665,528
61,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,613,590

Common Stocks – (continued)
Japan – (continued)
17,900	Toho Gas Co. Ltd. (Utilities)	333,509
21,300	Tokyo Century Corp. (Diversified Financials)	726,487
831,800	Tokyo Gas Co. Ltd. (Utilities)	14,865,510
28,600	Tokyo Tatemono Co. Ltd. (Real Estate)	393,317
565,400	Tokyu Fudosan Holdings Corp. (Real Estate)	2,868,599
392,000	TOPPAN, Inc. (Commercial & Professional Services)	5,846,357
548,800	Tosoh Corp. (Materials)	5,970,662
116,100	Toyota Motor Corp. (Automobiles & Components)	1,610,842
203,100	Toyota Tsusho Corp. (Capital Goods)	6,817,232
90,500	West Japan Railway Co. (Transportation)	3,588,015
293,900	Yamaha Motor Co. Ltd. (Automobiles & Components)	6,066,852

		355,079,511

Netherlands – 4.4%
11,161	Aalberts NV (Capital Goods)	387,194
47,178	ASML Holding NV (Semiconductors & Semiconductor Equipment)	22,130,599
26,214	ASR Nederland NV (Insurance)	1,154,279
45,611	Heineken Holding NV (Food, Beverage & Tobacco)	3,112,231
146,517	Heineken NV (Food, Beverage & Tobacco)	12,239,191
161,847	OCI NV (Materials)	6,190,311
892,222	Shell PLC (Energy)	24,719,111

		69,932,916

Norway – 1.4%
151,617	Aker Solutions ASA (Energy)	578,881
210,280	DNB Bank ASA (Banks)	3,719,197
349,772	Equinor ASA (Energy)	12,743,496
13,390	Kongsberg Gruppen ASA (Capital Goods)	480,171
2,416,049	MPC Container Ships ASA (Transportation)	3,811,312
1,382,481	PGS ASA (Energy)*	890,925

		22,223,982

Singapore – 1.1%
28,000	Jardine Cycle & Carriage Ltd. (Capital Goods)	588,103
818,300	Keppel Corp. Ltd. (Capital Goods)	4,027,688
547,800	Oversea-Chinese Banking Corp. Ltd. (Banks)	4,702,365
762,100	Singapore Exchange Ltd. (Diversified Financials)	4,531,929
108,841	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	3,384,565

		17,234,650

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
South Africa – 0.7%
386,196	Anglo American PLC (Materials)	$11,568,207

Spain – 1.9%
124,495	Banco Bilbao Vizcaya Argentaria SA (Banks)	642,244
144,024	Bankinter SA (Banks)	871,196
56,825	Cia de Distribucion Integral Logista Holdings SA (Transportation)	1,175,226
1,657,795	Iberdrola SA (Utilities)	16,858,585
97,711	Merlin Properties Socimi SA REIT (Real Estate)	828,256
562,509	Red Electrica Corp. SA (Utilities)	9,098,989

		29,474,496

Sweden – 5.6%
264,655	Atlas Copco AB, Class B (Capital Goods)	2,559,522
59,446	Evolution AB (Consumer Services)(a)	5,545,284
230,553	Investor AB, Class A (Diversified Financials)	3,920,500
770,129	Investor AB, Class B (Diversified Financials)	12,568,981
578,349	Sandvik AB (Capital Goods)	9,037,714
1,127,822	Skandinaviska Enskilda Banken AB, Class A (Banks)	11,891,072
1,152,357	SSAB AB, Class B (Materials)	5,354,337
1,004,093	Swedbank AB, Class A (Banks)	14,969,067
25,698	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	473,342
1,656,923	Telefonaktiebolaget LM Ericsson, Class B (Technology Hardware & Equipment)	9,211,407
203,076	Trelleborg AB, Class B (Capital Goods)	4,471,544
539,561	Volvo AB, Class B (Capital Goods)	8,830,960

		88,833,730

Switzerland – 4.5%
41,863	Baloise Holding AG (Insurance)	5,719,414
1,148	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	11,017,403
8	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	777,511
194,050	Cie Financiere Richemont SA (Consumer Durables & Apparel)	18,965,197
11,236	DKSH Holding AG (Commercial & Professional Services)	810,571
13,198	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,794,122
82,790	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,696,946
29,006	PSP Swiss Property AG (Real Estate)	3,098,706

Common Stocks – (continued)
Switzerland – (continued)
1,091,439	UBS Group AG (Diversified Financials)	17,303,853

		71,183,723

United Kingdom – 10.2%
119,531	3i Group PLC (Diversified Financials)	1,591,960
57,186	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	3,363,109
132,377	Auto Trader Group PLC (Media & Entertainment)(a)	792,381
2,466,341	Aviva PLC (Insurance)	11,830,130
639,870	British American Tobacco PLC (Food, Beverage & Tobacco)	25,270,707
1,984,303	Centrica PLC (Utilities)	1,743,631
164,000	CK Hutchison Holdings Ltd. (Capital Goods)	816,365
665,322	Compass Group PLC (Consumer Services)	14,012,906
58,959	DCC PLC (Capital Goods)	3,272,279
584,089	Diageo PLC (Food, Beverage & Tobacco)	24,036,749
1,443,845	DS Smith PLC (Materials)	4,815,119
703,893	Imperial Brands PLC (Food, Beverage & Tobacco)	17,146,211
86,280	Informa PLC (Media & Entertainment)	549,770
147,901	InterContinental Hotels Group PLC (Consumer Services)	7,946,837
62,850	Intertek Group PLC (Commercial & Professional Services)	2,632,976
9,880	Land Securities Group PLC REIT (Real Estate)	64,604
913,910	Melrose Industries PLC (Capital Goods)	1,225,906
1,151,007	NatWest Group PLC (Banks)	3,100,016
170,023	Next PLC (Retailing)	9,602,847
124,449	Pearson PLC (Media & Entertainment)	1,375,551
248,089	Smiths Group PLC (Capital Goods)	4,443,909
534,151	SSE PLC (Utilities)	9,545,758
1,057,199	Vodafone Group PLC ADR (Telecommunication Services)	12,485,520

		161,665,241

United States – 7.9%
729,903	Computershare Ltd. (Software & Services)	11,815,706
32,416	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,802,967
39,180	Ferguson PLC (Capital Goods)	4,272,924
585,973	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	19,436,724
198,851	Nestle SA (Food, Beverage & Tobacco)	21,646,682

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
130,353	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	$43,250,889
961,500	Samsonite International SA (Consumer Durables & Apparel)*(a)	2,065,732
1,237,288	Stellantis NV (Automobiles & Components)*	16,692,973

		124,984,597

TOTAL COMMON STOCKS
(Cost $1,679,203,848)		$1,545,469,874

Shares	Description	Rate	Value

Preferred Stocks – 0.7%
Germany – 0.7%
13,254	Bayerische Motoren Werke AG (Automobiles & Components)	7.68%	$977,402
168,716	Porsche Automobil Holding SE (Automobiles & Components)	4.48	9,426,552

TOTAL PREFERRED STOCKS
(Cost $12,536,478)			$10,403,954

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,691,740,326)			$1,555,873,828

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,817,654	3.066%	$5,817,654
(Cost $5,817,654)

TOTAL INVESTMENTS – 98.9%
(Cost $1,697,557,980)		$1,561,691,482

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		17,920,839

NET ASSETS – 100.0%		$1,579,612,321

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	17.1%
Financials	16.5
Health Care	16.1
Consumer Discretionary	13.0
Consumer Staples	10.1
Information Technology	6.4
Materials	5.6
Utilities	4.3
Energy	4.0
Real Estate	3.3
Communication Services	3.2
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2022

Shares	Description	Value

Common Stocks – 96.7%
Australia – 10.1%
1,920,911	Allkem Ltd. (Materials)*	$17,748,582
760,704	Altium Ltd. (Software & Services)	17,176,167
576,226	Arena REIT (Real Estate)	1,451,200
11,408,884	Beach Energy Ltd. (Energy)	11,666,285
848,010	Bendigo & Adelaide Bank Ltd. (Banks)	4,895,234
585,067	BWP Trust REIT (Real Estate)	1,530,424
3,684,160	Charter Hall Group REIT (Real Estate)	30,581,652
4,590,377	Charter Hall Retail REIT (Real Estate)	11,820,028
332,124	Charter Hall Social Infrastructure REIT (Real Estate)	737,541
762,627	Data#3 Ltd. (Software & Services)	3,359,632
2,088,920	Genworth Mortgage Insurance Australia Ltd. (Banks)	3,626,045
1,065,999	IGO Ltd. (Materials)	10,425,423
2,440,488	Iluka Resources Ltd. (Materials)	13,521,610
12,810,444	Incitec Pivot Ltd. (Materials)	30,808,507
114,833	IRESS Ltd. (Software & Services)	745,349
37,906	Jumbo Interactive Ltd. (Consumer Services)	330,043
9,708,456	Karoon Energy Ltd. (Energy)*	13,201,636
25,565	Monadelphous Group Ltd. (Capital Goods)	223,495
262,712	Neometals Ltd. (Materials)*(a)	185,812
90,342	Netwealth Group Ltd. (Diversified Financials)	701,587
274,975	nib holdings Ltd. (Insurance)	1,176,633
583,073	NRW Holdings Ltd. (Capital Goods)	951,499
3,962,092	Nufarm Ltd. (Materials)	14,120,413
2,199,852	Paladin Energy Ltd. (Energy)*	1,190,981
1,067,870	Perenti Ltd. (Materials)*	654,431
6,803,627	Pilbara Minerals Ltd. (Materials)*	22,113,502
1,317,296	Premier Investments Ltd. (Retailing)	21,095,758
229,186	Pro Medicus Ltd. (Health Care Equipment & Services)	8,165,303
3,092,831	Qube Holdings Ltd. (Transportation)	5,384,480
2,468,535	Sandfire Resources Ltd. (Materials)	5,497,635
1,225,203	Shopping Centres Australasia Property Group REIT (Real Estate)	2,133,958
571,475	SmartGroup Corp. Ltd. (Commercial & Professional Services)	1,801,745
12,971,239	Tabcorp Holdings Ltd. (Consumer Services)	8,008,194
659,572	Technology One Ltd. (Software & Services)	5,074,096
920,859	Waypoint REIT Ltd. REIT (Real Estate)	1,607,812
1,307,403	Whitehaven Coal Ltd. (Energy)	7,594,445

		281,307,137

Common Stocks – (continued)
Austria – 1.7%
70,847	AT&S Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)	$2,188,106
578,119	BAWAG Group AG (Banks)*(b)	27,909,188
186,636	EVN AG (Utilities)	3,104,939
922,796	Raiffeisen Bank International AG (Banks)	12,833,541

		46,035,774

Belgium – 0.0%
10,059	Ackermans & van Haaren NV (Capital Goods)	1,401,436

China – 0.3%
2,188,200	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	1,854,994
9,917,010	Yanlord Land Group Ltd. (Real Estate)	6,060,949

		7,915,943

Cyprus – 0.0%
390,912	Atalaya Mining PLC (Materials)	1,237,303

Denmark – 3.6%
76,556	Ambu A/S, Class B (Health Care Equipment & Services)	856,191
424,125	D/S Norden A/S (Transportation)	21,950,614
130,625	Dfds A/S (Transportation)	3,964,075
430,668	Jyske Bank A/S (Banks)*	23,242,806
196,550	NKT A/S (Capital Goods)*	9,809,262
228,851	Royal Unibrew A/S (Food, Beverage & Tobacco)	13,072,930
237,013	Scandinavian Tobacco Group A/S (Food, Beverage & Tobacco)(b)	3,970,127
128,364	Spar Nord Bank A/S (Banks)	1,554,199
685,268	Sydbank AS (Banks)	20,866,666
50,868	Topdanmark AS (Insurance)	2,347,718

		101,634,588

Finland – 0.6%
52,916	Konecranes OYJ (Capital Goods)	1,331,391
862,462	Metsa Board OYJ, Class B (Materials)	6,487,808
713,689	Tokmanni Group Corp. (Retailing)	8,629,316

		16,448,515

France – 4.6%
122,518	Alten SA (Software & Services)	14,313,818
1,384,960	Coface SA (Insurance)	15,417,591
869,165	Derichebourg SA (Commercial & Professional Services)	3,795,369
35,339	Eramet SA (Materials)	2,315,114
85,044	Gaztransport Et Technigaz SA (Energy)	9,893,906
73,263	IPSOS (Media & Entertainment)	3,546,460
195,691	Nexans SA (Capital Goods)	18,273,370
778,891	Rexel SA (Capital Goods)*	13,899,547

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
735,839	Rubis SCA (Utilities)	$16,710,431
1,434,867	SCOR SE (Insurance)	21,577,737
23,849	SOITEC (Semiconductors & Semiconductor Equipment)*	3,053,739
19,770	Sopra Steria Group SACA (Software & Services)	2,616,807
116,630	SPIE SA (Commercial & Professional Services)	2,728,392

		128,142,281

Germany – 4.9%
369,691	Bilfinger SE (Commercial & Professional Services)	10,284,397
72,483	CANCOM SE (Software & Services)	1,791,194
133,024	CTS Eventim AG & Co. KGaA (Media & Entertainment)*	6,350,106
78,289	Dermapharm Holding SE (Pharmaceuticals, Biotechnology & Life Sciences)	2,976,579
988,836	Deutsche Pfandbriefbank AG (Banks)(b)	7,364,985
40,797	Eckert & Ziegler Strahlen- und Medizintechnik AG (Health Care Equipment & Services)	1,612,859
211,105	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	4,026,413
437,176	Freenet AG (Telecommunication Services)	8,593,222
68,342	GFT Technologies SE (Software & Services)	2,228,107
62,525	Hensoldt AG (Capital Goods)	1,469,019
560,707	HUGO BOSS AG (Consumer Durables & Apparel)	25,824,695
1,451,199	K+S AG (Materials)	32,041,027
184,371	Kloeckner & Co SE (Capital Goods)	1,444,948
111,917	Krones AG (Capital Goods)	10,365,026
110,859	ProSiebenSat.1 Media SE (Media & Entertainment)	753,355
24,979	PVA TePla AG (Semiconductors & Semiconductor Equipment)*	418,541
144,782	Softwareone Holding AG (Technology Hardware & Equipment)*	1,629,409
1,601,114	TeamViewer AG (Software & Services)*(b)	15,375,504
363,793	TUI AG (Consumer Services)*(a)	549,028

		135,098,414

Guernsey – 0.2%
5,743,064	Balanced Commercial Property Trust Ltd. REIT (Real Estate)	5,499,436

Hong Kong – 0.6%
827,000	Fortune Real Estate Investment Trust REIT (Real Estate)	527,887

Common Stocks – (continued)
Hong Kong – (continued)
769,000	Hang Lung Group Ltd. (Real Estate)	997,461
4,720,000	Kerry Properties Ltd. (Real Estate)	7,466,499
1,140,000	Luk Fook Holdings International Ltd. (Retailing)	2,476,527
12,337,000	Pacific Basin Shipping Ltd. (Transportation)	2,986,827
406,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	141,774
6,554,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	2,746,947

		17,343,922

Indonesia – 0.4%
10,401,600	First Resources Ltd. (Food, Beverage & Tobacco)	10,928,278

Ireland – 0.1%
90,372	AIB Group PLC (Banks)	261,439
125,662	Bank of Ireland Group PLC (Banks)	904,845
129,783	C&C Group PLC (Food, Beverage & Tobacco)*	243,509

		1,409,793

Israel – 2.9%
93,615	Airport City Ltd. (Real Estate)*	1,549,993
128,371	Alony Hetz Properties & Investments Ltd. (Real Estate)	1,505,691
54,179	Amot Investments Ltd. (Real Estate)	327,740
7,896	Big Shopping Centers Ltd. (Real Estate)	885,384
47,482	Camtek Ltd./Israel (Semiconductors & Semiconductor Equipment)*	1,070,985
43,902	Cellcom Israel Ltd. (Telecommunication Services)*	219,784
145,516	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	2,511,093
4,198	Delta Galil Industries Ltd. (Consumer Durables & Apparel)	190,067
12,632	Elco Ltd. (Capital Goods)	727,962
671	Electra Ltd. (Capital Goods)	390,430
212,495	Energix-Renewable Energies Ltd. (Utilities)	741,858
19,008	Fattal Holdings 1998 Ltd. (Consumer Services)*	1,930,673
431,050	First International Bank Of Israel Ltd. (The) (Banks)	18,613,334
22,497	Fox Wizel Ltd. (Retailing)	2,742,601
211,479	G City Ltd. (Real Estate)(a)	682,821
495,797	Harel Insurance Investments & Financial Services Ltd. (Insurance)	4,772,529

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
197,154	Israel Canada T.R Ltd. (Real Estate)	$568,357
13,268	Israel Corp. Ltd. (Materials)	5,743,080
18,349	Melisron Ltd. (Real Estate)	1,361,379
496,607	Mivne Real Estate KD Ltd. (Real Estate)	1,543,987
42,353	Nova Ltd. (Semiconductors & Semiconductor Equipment)*	3,099,653
33,612	Perion Network Ltd. (Media & Entertainment)*	771,010
892,484	Phoenix Holdings Ltd. (The) (Insurance)	9,667,510
534,826	Plus500 Ltd. (Diversified Financials)	11,070,767
130,032	Shapir Engineering and Industry Ltd. (Capital Goods)	1,071,232
722,196	Shufersal Ltd. (Food & Staples Retailing)	4,930,107
39,085	Strauss Group Ltd. (Food, Beverage & Tobacco)	977,811

		79,667,838

Italy – 4.0%
491,532	Autogrill SpA (Consumer Services)*	3,072,442
195,680	Azimut Holding SpA (Diversified Financials)	3,150,855
326,494	Banca IFIS SpA (Diversified Financials)	3,855,215
691,752	Banca Mediolanum SpA (Diversified Financials)	5,175,627
7,159,811	Banco BPM SpA (Banks)	21,662,138
1,227,634	BFF Bank SpA (Diversified Financials)(b)	8,660,442
3,458,747	BPER Banca (Banks)	6,399,716
22,479	Brunello Cucinelli SpA (Consumer Durables & Apparel)	1,303,016
3,564,860	Leonardo SpA (Capital Goods)	28,640,433
1,268,502	OVS SpA (Consumer Durables & Apparel)(b)	2,368,121
168,335	Reply SpA (Software & Services)	18,310,411
261,209	Salvatore Ferragamo SpA (Consumer Durables & Apparel)	3,839,529
16,089	Sesa SpA (Technology Hardware & Equipment)	1,742,385
692,618	Unipol Gruppo SpA (Insurance)	2,980,918

		111,161,248

Japan – 31.8%
26,100	ADEKA Corp. (Materials)	390,206
1,525	AEON REIT Investment Corp. REIT (Real Estate)	1,641,854
1,181,300	Air Water, Inc. (Materials)	13,189,003
48,700	Airtrip Corp. (Consumer Services)	812,106
178,100	Aozora Bank Ltd. (Banks)	3,063,634
136,500	Bell System24 Holdings, Inc. (Software & Services)	1,267,966
116,200	BeNext-Yumeshin Group Co. (Commercial & Professional Services)	1,401,366

Common Stocks – (continued)
Japan – (continued)
491,600	BIPROGY, Inc. (Software & Services)	10,619,237
6,700	BML, Inc. (Health Care Equipment & Services)	151,457
239,400	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	5,051,819
1,193,400	Chugoku Electric Power Co., Inc. (The) (Utilities)	5,598,932
5,557,500	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	23,339,879
2,408,900	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	21,764,289
109,400	Cosmo Energy Holdings Co. Ltd. (Energy)	2,818,075
7,800	Digital Garage, Inc. (Software & Services)	186,769
176,500	Ebara Corp. (Capital Goods)	5,734,858
184,500	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	3,126,375
3,425,100	Fujikura Ltd. (Capital Goods)	20,279,944
108,600	Fukuyama Transporting Co. Ltd. (Transportation)	2,369,498
21,900	Future Corp. (Software & Services)	245,773
150,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	8,375,347
10,323	Global One Real Estate Investment Corp. REIT (Real Estate)	7,968,896
1,462,200	Gree, Inc. (Media & Entertainment)(a)	8,219,066
186,700	GS Yuasa Corp. (Capital Goods)	2,842,341
35,000	Gunze Ltd. (Consumer Durables & Apparel)	899,040
2,403,100	H2O Retailing Corp. (Retailing)	20,223,102
449,700	Hanwa Co. Ltd. (Capital Goods)	10,875,533
770,900	Haseko Corp. (Consumer Durables & Apparel)	7,938,901
471,100	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	11,622,844
556,600	Hitachi Zosen Corp. (Capital Goods)	3,208,802
78,600	Horiba Ltd. (Technology Hardware & Equipment)	3,224,761
387,500	IHI Corp. (Capital Goods)	8,642,807
240,900	Iino Kaiun Kaisha Ltd. (Transportation)	1,198,889
10,086	Industrial & Infrastructure Fund Investment Corp. REIT (Real Estate)	10,652,244
24,500	Information Services International-Dentsu Ltd. (Software & Services)	749,325
1,016	Invincible Investment Corp. REIT (Real Estate)	318,936
1,279,500	Isetan Mitsukoshi Holdings Ltd. (Retailing)	11,364,697

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,079,200	J Front Retailing Co. Ltd. (Retailing)	$24,889,288
281,900	Jeol Ltd. (Health Care Equipment & Services)	10,315,618
2,260,000	JGC Holdings Corp. (Capital Goods)	27,182,280
12,200	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	312,262
551,400	Kamigumi Co. Ltd. (Transportation)	10,485,806
423,500	Kaneka Corp. (Materials)	10,501,647
901,400	Kanematsu Corp. (Capital Goods)	8,918,706
5,822	Kenedix Office Investment Corp. REIT (Real Estate)	13,262,540
93,000	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,642,785
25,900	Kumagai Gumi Co. Ltd. (Capital Goods)	437,847
264,400	Kumiai Chemical Industry Co. Ltd. (Materials)	1,737,668
149,900	Kyushu Electric Power Co., Inc. (Utilities)	742,166
725,600	Kyushu Railway Co. (Transportation)	15,174,986
16,900	Lawson, Inc. (Food & Staples Retailing)	539,905
282,900	Makino Milling Machine Co. Ltd. (Capital Goods)	8,741,208
120,500	Mandom Corp. (Household & Personal Products)	1,219,089
351,900	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	5,426,224
15,600	Matsuda Sangyo Co. Ltd. (Commercial & Professional Services)	232,725
38,700	Matsui Securities Co. Ltd. (Diversified Financials)	206,092
348,100	Maxell Ltd. (Technology Hardware & Equipment)	2,887,817
241,900	Medipal Holdings Corp. (Health Care Equipment & Services)	2,999,089
20,100	Meiko Electronics Co. Ltd. (Technology Hardware & Equipment)	356,325
298,700	Meitec Corp. (Commercial & Professional Services)	5,031,239
9,200	Menicon Co. Ltd. (Health Care Equipment & Services)	157,080
1,132,100	Mitsubishi Gas Chemical Co., Inc. (Materials)	14,385,844
826,900	Mitsubishi Logistics Corp. (Transportation)	18,144,999
127,900	Mitsubishi Research Institute, Inc. (Software & Services)	4,467,218
58,400	Mitsui-Soko Holdings Co. Ltd. (Transportation)	1,217,422
100,400	MIXI, Inc. (Media & Entertainment)	1,573,973

Common Stocks – (continued)
Japan – (continued)
4,488	Mori Trust Sogo REIT, Inc. REIT (Real Estate)	4,478,648
76,600	Nachi-Fujikoshi Corp. (Capital Goods)	2,006,664
168,800	NEC Networks & System Integration Corp. (Software & Services)	1,808,869
1,245,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	22,717,495
61,400	Nichicon Corp. (Technology Hardware & Equipment)	578,011
32,200	Nikkon Holdings Co. Ltd. (Transportation)	503,021
154,700	Nikon Corp. (Consumer Durables & Apparel)	1,496,124
259,000	Nippon Kayaku Co. Ltd. (Materials)	2,057,264
7,102	NIPPON REIT Investment Corp. REIT (Real Estate)	17,532,248
110,800	Nippon Shokubai Co. Ltd. (Materials)	3,974,480
199,400	Nippon Soda Co. Ltd. (Materials)	5,948,666
5,162,400	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	18,389,357
197,000	Nishi-Nippon Financial Holdings, Inc. (Banks)	1,004,740
10,200	Nishi-Nippon Railroad Co. Ltd. (Transportation)	200,060
37,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	793,310
143,700	NS Solutions Corp. (Software & Services)	3,302,826
721,000	NS United Kaiun Kaisha Ltd. (Transportation)	17,944,445
4,275	NTT UD REIT Investment Corp. REIT (Real Estate)	4,188,041
313,600	OKUMA Corp. (Capital Goods)	10,497,668
12,800	Organo Corp. (Capital Goods)	220,845
769,280	Orient Corp. (Diversified Financials)	6,231,056
41,000	Outsourcing, Inc. (Commercial & Professional Services)	319,395
17,600	PAL GROUP Holdings Co. Ltd. (Retailing)	251,316
189,800	Park24 Co. Ltd. (Commercial & Professional Services)*	2,529,646
97,700	PHC Holdings Corp. (Health Care Equipment & Services)	1,014,151
881,700	Resorttrust, Inc. (Consumer Services)	13,570,681
3,998,400	Round One Corp. (Consumer Services)	17,012,842
32,300	S Foods, Inc. (Food, Beverage & Tobacco)	591,226
706,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	23,339,859
264,600	Sankyu, Inc. (Transportation)	7,889,504

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,767,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$25,778,950
149,000	Sato Holdings Corp. (Commercial & Professional Services)	1,838,100
100,600	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,903,839
167,500	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,193,560
70,700	Seibu Holdings, Inc. (Transportation)	632,852
15,723	Sekisui House REIT, Inc. REIT (Real Estate)(a)	8,472,281
294,400	Senko Group Holdings Co. Ltd. (Transportation)	1,966,565
5,900	Shibaura Machine Co. Ltd. (Capital Goods)	114,533
224,400	Shikoku Electric Power Co., Inc. (Utilities)	1,079,555
26,700	Shimamura Co. Ltd. (Retailing)	2,159,161
134,300	Shinmaywa Industries Ltd. (Capital Goods)	915,882
4,208,700	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	14,741,114
101,900	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	2,540,100
1,369,200	Sojitz Corp. (Capital Goods)	20,184,705
125,500	Sotetsu Holdings, Inc. (Transportation)	1,900,594
59,800	Starts Corp., Inc. (Real Estate)	1,056,275
1,063,700	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	16,640,068
1,246,200	Sumitomo Heavy Industries Ltd. (Capital Goods)	23,621,397
150,300	Sumitomo Mitsui Construction Co. Ltd. (Capital Goods)	441,536
1,399,800	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,750,883
5,900	Suzuken Co. Ltd. (Health Care Equipment & Services)	131,356
433,700	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	15,642,712
65,200	Taiyo Holdings Co. Ltd. (Materials)	1,149,896
582	Takara Leben Real Estate Investment Corp. REIT (Real Estate)	396,766
842,700	Takashimaya Co. Ltd. (Retailing)	10,424,544
240,400	Takuma Co. Ltd. (Capital Goods)	1,995,865
1,100	Toei Co. Ltd. (Media & Entertainment)	135,115
1,028,000	Toho Gas Co. Ltd. (Utilities)	19,153,495
37,200	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	505,899

Common Stocks – (continued)
Japan – (continued)
59,900	Tohoku Electric Power Co., Inc. (Utilities)	251,604
291,000	Tokyo Century Corp. (Diversified Financials)	9,925,248
326,000	Tokyo Tatemono Co. Ltd. (Real Estate)	4,483,260
193,600	Tokyotokeiba Co. Ltd. (Consumer Services)	5,390,063
4,849,600	Tokyu Fudosan Holdings Corp. (Real Estate)	24,604,810
210,800	Transcosmos, Inc. (Software & Services)	4,846,135
53,300	TRE Holdings Corp. (Commercial & Professional Services)	574,860
55,900	Tsubakimoto Chain Co. (Capital Goods)	1,196,805
491,600	TV Asahi Holdings Corp. (Media & Entertainment)	4,604,754
12,000	United Arrows Ltd. (Retailing)	163,053
3,000	Universal Entertainment Corp. (Consumer Durables & Apparel)*	40,478
72,200	UT Group Co. Ltd. (Commercial & Professional Services)	1,176,945
215,800	Yellow Hat Ltd. (Retailing)	2,587,312
253,100	Yokohama Rubber Co. Ltd. (The) (Automobiles & Components)	3,957,752

		886,231,554

Netherlands – 2.5%
742,875	Aalberts NV (Capital Goods)	25,771,606
346,462	Arcadis NV (Capital Goods)	11,757,913
373,179	ASR Nederland NV (Insurance)	16,432,160
465,482	Fugro NV (Capital Goods)*	6,046,228
730,937	Koninklijke BAM Groep NV (Capital Goods)*	1,595,214
7,480,838	Pharming Group NV (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	7,739,580
19,320	Van Lanschot Kempen NV (Diversified Financials)	416,961

		69,759,662

New Zealand – 0.2%
1,833,891	Fletcher Building Ltd. (Capital Goods)	5,475,874

Norway – 3.6%
5,152,334	Aker Solutions ASA (Energy)	19,671,875
329,398	Austevoll Seafood ASA (Food, Beverage & Tobacco)	2,440,850
3,093,967	DNO ASA (Energy)	4,024,427
705,352	Elkem ASA (Materials)*(b)	2,343,359
1,952,777	Europris ASA (Retailing)(b)	11,627,162
294,106	FLEX LNG Ltd. (Energy)(a)	9,135,232
1,273,106	Golden Ocean Group Ltd. (Transportation)	10,450,646

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
Norway – (continued)
917,776	Grieg Seafood ASA (Food, Beverage & Tobacco)	$6,355,612
1,389,051	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	6,396,127
9,425,974	MPC Container Ships ASA (Transportation)	14,869,452
19,691	SpareBank 1 SR-Bank ASA (Banks)	200,517
310,641	TGS ASA (Energy)	4,229,323
269,079	Veidekke ASA (Capital Goods)	2,238,075
897,558	Wallenius Wilhelmsen ASA (Transportation)	6,381,255

		100,363,912

Portugal – 0.7%
596,263	Altri SGPS SA (Materials)	3,317,993
427,939	Navigator Co SA (The) (Materials)	1,630,385
1,100,448	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	2,848,205
12,773,385	Sonae SGPS SA (Food & Staples Retailing)	12,267,500

		20,064,083

Singapore – 0.2%
146,452	BW LPG Ltd. (Energy)(b)	1,184,904
41,733	Kenon Holdings Ltd. (Utilities)	1,598,867
880,500	Parkway Life Real Estate Investment Trust REIT (Real Estate)	2,487,101

		5,270,872

Spain – 2.0%
3,610,087	Banco de Sabadell SA (Banks)	2,840,436
246,690	Bankinter SA (Banks)	1,492,218
4,756	Befesa SA (Commercial & Professional Services)(b)	165,187
415,340	Cia de Distribucion Integral Logista Holdings SA (Transportation)	8,589,853
1,864,865	Ence Energia y Celulosa SA (Materials)	6,386,902
196,245	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	740,725
497,802	Indra Sistemas SA (Software & Services)(a)	4,452,181
3,344,504	Merlin Properties Socimi SA REIT (Real Estate)	28,349,978
50,988	Solaria Energia y Medio Ambiente SA (Utilities)*	806,433
888,301	Unicaja Banco SA (Banks)(b)	787,470

		54,611,383

Sweden – 6.4%
436,059	AddLife AB, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,076,434

Common Stocks – (continued)
Sweden – (continued)
2,001,700	Arjo AB, Class B (Health Care Equipment & Services)	7,984,753
194,418	Avanza Bank Holding AB (Diversified Financials)	3,878,063
1,725,810	Betsson AB, Class B (Consumer Services)*	12,550,488
287,574	Bilia AB, Class A (Retailing)	3,046,054
30,153	BioArctic AB (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	628,205
652,362	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	10,707,492
350,496	Bravida Holding AB (Commercial & Professional Services)(b)	3,283,769
359,783	Cloetta AB, Class B (Food, Beverage & Tobacco)	657,663
2,045,079	Elekta AB, Class B (Health Care Equipment & Services)	10,394,689
28,407	Hexatronic Group AB (Capital Goods)	384,436
61,572	HMS Networks AB (Technology Hardware & Equipment)	1,584,155
721,684	Intrum AB (Commercial & Professional Services)	9,080,367
844,596	Inwido AB (Capital Goods)	7,587,026
26,815	Lindab International AB (Capital Goods)	285,235
178,976	Loomis AB (Commercial & Professional Services)	5,011,067
144,543	MEKO AB (Retailing)	1,365,910
89,928	MIPS AB (Consumer Durables & Apparel)(a)	2,908,465
84,786	Modern Times Group MTG AB, Class B (Media & Entertainment)*	635,630
497,267	New Wave Group AB, Class B (Consumer Durables & Apparel)	6,911,195
586,298	Saab AB, Class B (Capital Goods)	20,716,283
219,566	Scandic Hotels Group AB (Consumer Services)*(b)	696,294
427,055	SSAB AB, Class A (Materials)	2,054,164
5,837,573	SSAB AB, Class B (Materials)	27,123,828
1,553,506	Trelleborg AB, Class B (Capital Goods)	34,206,748

		177,758,413

Switzerland – 3.1%
5,652	Bobst Group SA (Capital Goods)	347,321
3,766	Bucher Industries AG (Capital Goods)	1,269,765
2,071	Burckhardt Compression Holding AG (Capital Goods)	895,911
15,863	Cembra Money Bank AG (Diversified Financials)	1,150,370
200,125	DKSH Holding AG (Commercial & Professional Services)	14,437,130
402,129	Dufry AG (Retailing)*	13,265,245

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
21,215	Galenica AG (Health Care Equipment & Services)(b)	$1,524,256
164,673	Huber + Suhner AG (Capital Goods)	14,667,683
39,211	Idorsia Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	607,070
43,455	Implenia AG (Capital Goods)*	1,631,351
1,493	Inficon Holding AG (Technology Hardware & Equipment)	1,187,107
34,417	OC Oerlikon Corp AG (Capital Goods)	222,304
215,088	PSP Swiss Property AG (Real Estate)	22,977,815
10,687	Stadler Rail AG (Capital Goods)(a)	314,472
54,962	Swissquote Group Holding SA (Diversified Financials)	6,510,313
26,181	Valiant Holding AG (Banks)	2,564,363
60,976	Zehnder Group AG (Capital Goods)	3,283,773

		86,856,249

United Arab Emirates – 0.0%
276,779	Network International Holdings PLC (Software & Services)*(b)	1,031,584

United Kingdom – 12.2%
2,879,303	Babcock International Group PLC (Capital Goods)*	9,094,749
3,330,107	Balfour Beatty PLC (Capital Goods)	11,403,443
663,220	Beazley PLC (Insurance)	4,756,498
272,065	Big Yellow Group PLC REIT (Real Estate)	3,500,818
1,198,270	Britvic PLC (Food, Beverage & Tobacco)	9,997,138
543,312	Central Asia Metals PLC (Materials)	1,331,035
28,535,364	Centrica PLC (Utilities)	25,074,368
25,014	Clarkson PLC (Transportation)	791,725
357,526	Computacenter PLC (Software & Services)	7,418,186
542,649	Crest Nicholson Holdings PLC (Consumer Durables & Apparel)	1,257,845
17,163	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	515,959
3,177,535	Drax Group PLC (Utilities)	18,975,061
7,217,801	DS Smith PLC (Materials)	24,070,845
437,005	Fevertree Drinks PLC (Food, Beverage & Tobacco)	4,777,202
1,164,435	Firstgroup PLC (Transportation)	1,398,000
128,495	Greggs PLC (Consumer Services)	2,978,703
874,007	Halfords Group PLC (Retailing)	1,767,076
3,040,805	Hays PLC (Commercial & Professional Services)	3,833,881
86,390	Hiscox Ltd. (Insurance)	889,966

Common Stocks – (continued)
United Kingdom – (continued)
173,893	Howden Joinery Group PLC (Capital Goods)	1,024,335
2,874,153	IG Group Holdings PLC (Diversified Financials)	26,215,934
2,861,160	Inchcape PLC (Retailing)	24,408,309
149,491	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	2,831,621
962,334	Intermediate Capital Group PLC (Diversified Financials)	11,718,130
1,274,365	Investec PLC (Diversified Financials)	6,408,427
789,473	Lancashire Holdings Ltd. (Insurance)	4,480,374
1,019,246	LondonMetric Property PLC REIT (Real Estate)	2,184,622
2,772,243	Man Group PLC (Diversified Financials)	6,896,261
808,947	Moneysupermarket.com Group PLC (Media & Entertainment)	1,701,622
223,204	Morgan Sindall Group PLC (Capital Goods)	3,938,455
461,501	National Express Group PLC (Transportation)*	894,626
1,525,381	OSB Group PLC (Banks)	7,269,318
1,206,315	Pagegroup PLC (Commercial & Professional Services)	5,818,510
1,819,596	Paragon Banking Group PLC (Banks)	8,902,432
1,967,563	QinetiQ Group PLC (Capital Goods)	8,110,042
459,757	Quilter PLC (Diversified Financials)(b)	509,640
984,333	Reach PLC (Media & Entertainment)	1,036,834
487,403	Redde Northgate PLC (Transportation)	1,861,317
335,912	Redrow PLC (Consumer Durables & Apparel)	1,616,418
536,572	Rightmove PLC (Media & Entertainment)	3,021,544
1,093,479	Safestore Holdings PLC REIT (Real Estate)	11,328,875
582,618	Serica Energy PLC (Energy)	2,012,612
286,496	Softcat PLC (Software & Services)	3,681,035
628,188	Spectris PLC (Technology Hardware & Equipment)	21,772,379
1,096,403	Spirent Communications PLC (Technology Hardware & Equipment)	3,254,563
2,354,457	SSP Group PLC (Consumer Services)*	5,474,695
193,669	SThree PLC (Commercial & Professional Services)	826,211
908,263	Tate & Lyle PLC (Food, Beverage & Tobacco)	7,298,072
68,919	TORM PLC, Class A (Energy)	1,844,076

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2022

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
7,165,031	Tritax Big Box REIT PLC REIT (Real Estate)	$11,520,979
5,588,229	UK Commercial Property REIT Ltd. REIT (Real Estate)	3,913,076
250,229	Vistry Group PLC (Consumer Durables & Apparel)	1,730,386

		339,338,228

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,960,990,306)		$2,691,993,720

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.8%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
21,447,967	3.066%	$21,447,967
(Cost $21,447,967)

TOTAL INVESTMENTS – 97.5%
(Cost $2,982,438,273)		$2,713,441,687

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		71,366,888

NET ASSETS – 100.0%		$2,784,808,575

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	24.2%
Financials	14.2
Consumer Discretionary	13.3
Materials	10.5
Real Estate	9.7
Information Technology	7.9
Health Care	5.6
Consumer Staples	4.9
Utilities	3.6
Energy	3.3
Communication Services	2.0
Securities Lending Reinvestment Vehicle	0.8

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	617	12/16/22	$22,657,973	$(54,547)
FTSE 100 Index	116	12/16/22	10,124,966	(465,074)
Hang Seng Index	9	11/29/22	881,652	(42,562)
MSCI Singapore Index	52	11/29/22	973,202	43,387
SPI 200 Index	46	12/15/22	5,502,504	(78,999)
TOPIX Index	125	12/08/22	16,738,018	105,284

Total Futures Contracts				$(492,511)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2022

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,690,917,884, $1,691,740,326 and $2,960,990,306, respectively)(a)	$1,494,265,537	$1,555,873,828	$2,691,993,720
Investments in affiliated issuers, at value (cost $5,459,494, $— and $—, respectively)	5,459,494	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,701,266	5,817,654	21,447,967
Cash	25,945,631	7,748,302	29,209,725
Foreign currency, at value (cost $6,363,577, $2,005,680 and $44,430,249, respectively)	6,324,271	2,003,433	44,072,997
Receivables:
Investments sold	3,751,858	3,401,284	526,559
Dividends	2,438,894	5,200,005	12,237,167
Fund shares sold	2,106,075	1,037,692	7,665,495
Collateral on certain derivative contracts(b)	867,158	2,786	4,250,894
Foreign tax reclaims	252,523	7,329,541	7,893,410
Reimbursement from investment adviser	30,064	42,065	47,537
Securities lending income	12,976	9,762	23,223
Unrealized gain on forward foreign currency exchange contracts	63,926	—	—
Variation margin on futures contracts	—	—	673,855
Other assets	169,042	103,979	155,198
Total assets	1,543,388,715	1,588,570,331	2,820,197,747

Liabilities:
Variation margin on futures contracts	41,003	—	—
Payables:
Fund shares redeemed	2,382,923	1,332,829	5,104,224
Foreign capital gains taxes	2,263,785	—	—
Payable upon return of securities loaned	1,701,266	5,817,654	21,447,967
Management fees	1,344,175	1,027,763	1,905,240
Investments purchased	1,069,269	—	5,604,999
Distribution and Service fees and Transfer Agency fees	77,895	84,556	131,040
Accrued expenses	1,147,102	695,208	1,195,702
Total liabilities	10,027,418	8,958,010	35,389,172

Net Assets:
Paid-in capital	2,071,469,978	1,848,919,952	3,497,215,681
Total distributable loss	(538,108,681)	(269,307,631)	(712,407,106)
NET ASSETS	$1,533,361,297	$1,579,612,321	$2,784,808,575
Net Assets:
Class A	$27,677,609	$69,253,696	$69,230,322
Class C	3,162,506	8,393,324	13,111,077
Institutional	925,443,210	675,505,585	2,097,460,141
Service	—	1,886,992	—
Investor	64,188,084	69,843,657	89,626,642
Class R6	417,308,790	407,364,290	479,842,852
Class R	17,352,464	5,382,742	—
Class P	78,228,634	341,982,035	35,537,541
Total Net Assets	$1,533,361,297	$1,579,612,321	$2,784,808,575
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,032,713	6,444,572	6,830,164
Class C	468,364	800,480	1,342,138
Institutional	135,103,726	60,824,177	207,085,979
Service	—	173,412	—
Investor	9,390,243	6,603,309	8,889,866
Class R6	60,988,238	36,709,519	47,262,245
Class R	2,583,771	516,918	—
Class P	11,433,010	30,842,863	3,500,513
Net asset value, offering and redemption price per share:(c)
Class A	$6.86	$10.75	$10.14
Class C	6.75	10.49	9.77
Institutional	6.85	11.11	10.13
Service	—	10.88	—
Investor	6.84	10.58	10.08
Class R6	6.84	11.10	10.15
Class R	6.72	10.41	—
Class P	6.84	11.09	10.15

(a)	Includes loaned securities having a market value of $1,644,999, $5,514,609 and $20,409,434 for the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for Emerging Markets Equity Insights and International Small Cap Insights Funds, respectively.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund is $7.26, $11.38 and $10.73, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2022

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $8,749,507, $8,813,130 and $12,663,614, respectively)	$67,956,639	$75,672,483	$130,688,451

Securities lending income — affiliated issuer	120,845	476,920	616,085

Dividends — affiliated issuers	105,527	250	6,209

Total investment income	68,183,011	76,149,653	131,310,745

Expenses:

Management fees	17,833,199	16,074,081	26,971,741

Custody, accounting and administrative services	1,238,811	511,023	895,856

Transfer Agency fees(a)	827,272	970,446	1,526,429

Distribution and/or Service (12b-1) fees(a)	240,425	341,118	398,018

Professional fees	169,407	189,400	221,664

Registration fees	144,960	108,045	154,878

Printing and mailing costs	68,915	100,832	400,447

Trustee fees	29,778	30,242	32,645

Service fees — Class C	11,150	29,065	51,893

Shareholder Administration fees — Service Shares	—	5,942	—

Other	43,275	26,467	41,061

Total expenses	20,607,192	18,386,661	30,694,632

Less — expense reductions	(788,647)	(882,108)	(1,286,804)

Net expenses	19,818,545	17,504,553	29,407,828

NET INVESTMENT INCOME	48,364,466	58,645,100	101,902,917

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(342,682,384)	(154,562,398)	(435,327,560)

Futures contracts	(9,224,699)	(180,539)	(2,001,563)

Forward foreign currency contracts	(647,594)	(35,811)	95,149

Foreign currency transactions	(1,457,653)	(4,376,858)	(7,501,065)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $19,837, $— and $—, respectively)	(303,551,614)	(409,834,847)	(666,944,857)

Futures contracts	(3,114,175)	5,746	(1,789,272)

Forward foreign currency contracts	63,926	—	—

Foreign currency translations	1,081,921	(885,565)	(922,151)

Net realized and unrealized loss	(659,532,272)	(569,870,272)	(1,114,391,319)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(611,167,806)	$(511,225,172)	$(1,012,488,402)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights	$95,186	$33,451	$—	$111,788	$60,919	$7,136	$402,541	$—	$148,399	$137,268	$35,772	$35,237
International Equity Insights	214,811	87,194	9,710	29,403	137,479	18,601	377,804	951	153,366	145,599	10,615	126,031
International Small Cap Insights	242,339	155,679	—	—	155,096	33,212	935,859	—	185,790	201,483	—	14,989

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$48,364,466	$37,277,064	$58,645,100	$54,448,379

Net realized gain (loss)	(354,012,330)	519,399,041	(159,155,606)	450,034,238

Net change in unrealized gain (loss)	(305,519,942)	(254,997,365)	(410,714,666)	158,176,835
Net increase (decrease) in net assets resulting from operations	(611,167,806)	301,678,740	(511,225,172)	662,659,452

Distributions to shareholders:
From distributable earnings:

Class A Shares	(8,031,963)	(416,421)	(6,018,415)	(3,661,413)

Class C Shares	(943,653)	—	(744,639)	(112,935)

Institutional Shares	(181,910,548)	(12,590,250)	(72,980,996)	(17,452,273)

Service Shares	—	—	(155,727)	(57,944)

Investor Shares	(17,824,612)	(1,039,734)	(5,961,017)	(1,748,151)

Class R6 Shares	(99,744,666)	(6,059,820)	(39,942,112)	(11,124,915)

Class R Shares	(4,417,480)	(214,543)	(452,341)	(133,553)

Class P Shares	(25,054,959)	(1,464,922)	(28,448,250)	(7,760,380)
Total distributions to shareholders	(337,927,881)	(21,785,690)	(154,703,497)	(42,051,564)

From share transactions:
Proceeds from sales of shares	964,906,401	456,165,404	563,030,176	613,851,340

Reinvestment of distributions	318,435,948	20,103,969	124,852,157	32,493,972

Cost of shares redeemed	(727,386,790)	(545,794,919)	(993,513,897)	(947,885,594)
Net increase (decrease) in net assets resulting from share transactions	555,955,559	(69,525,546)	(305,631,564)	(301,540,282)
TOTAL INCREASE (DECREASE)	(393,140,128)	210,367,504	(971,560,233)	319,067,606

Net Assets:
Beginning of year	1,926,501,425	1,716,133,921	2,551,172,554	2,232,104,948
End of year	$1,533,361,297	$1,926,501,425	$1,579,612,321	$2,551,172,554

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2022	For the Fiscal Year Ended October 31, 2021
From operations:
Net investment income	$101,902,917	$72,728,316

Net realized gain (loss)	(444,735,039)	543,692,448

Net change in unrealized gain (loss)	(669,656,280)	202,086,027
Net increase (decrease) in net assets resulting from operations	(1,012,488,402)	818,506,791

Distributions to shareholders:
From distributable earnings:

Class A Shares	(3,065,760)	(2,062,155)

Class C Shares	(570,555)	(217,691)

Institutional Shares	(86,190,468)	(34,889,859)

Investor Shares	(4,455,953)	(2,520,745)

Class R6 Shares	(29,007,109)	(10,388,113)

Class P Shares	(1,934,023)	(897,729)
Total distributions to shareholders	(125,223,868)	(50,976,292)

From share transactions:
Proceeds from sales of shares	1,080,604,320	1,280,534,656

Reinvestment of distributions	120,740,449	48,546,591

Cost of shares redeemed	(1,116,771,975)	(1,155,660,041)
Net increase in net assets resulting from share transactions	84,572,794	173,421,206
TOTAL INCREASE (DECREASE)	(1,053,139,476)	940,951,705

Net Assets:
Beginning of year	3,837,948,051	2,896,996,346
End of year	$2,784,808,575	$3,837,948,051

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.87	$10.25	$9.34	$8.98	$11.00

Net investment income(a)	0.21	0.18	0.10	0.15	0.18

Net realized and unrealized gain (loss)	(3.18)	1.53	0.96	0.36	(1.66)

Total from investment operations	(2.97)	1.71	1.06	0.51	(1.48)

Distributions to shareholders from net investment income	(0.17)	(0.09)	(0.15)	(0.15)	(0.12)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(2.04)	(0.09)	(0.15)	(0.15)	(0.54)

Net asset value, end of year	$6.86	$11.87	$10.25	$9.34	$8.98

Total Return(b)	(29.83)%	16.60%	11.56%	5.74%	(14.11)%

Net assets, end of year (in 000’s)	$27,678	$50,146	$52,068	$72,886	$82,726

Ratio of net expenses to average net assets	1.46%	1.46%	1.47%	1.48%	1.48%

Ratio of total expenses to average net assets	1.51%	1.51%	1.53%	1.56%	1.54%

Ratio of net investment income to average net assets	2.30%	1.45%	1.13%	1.61%	1.72%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.69	$10.10	$9.19	$8.83	$10.88

Net investment income(a)	0.14	0.09	0.04	0.08	0.10

Net realized and unrealized gain (loss)	(3.13)	1.50	0.94	0.36	(1.64)

Total from investment operations	(2.99)	1.59	0.98	0.44	(1.54)

Distributions to shareholders from net investment income	(0.08)	—	(0.07)	(0.08)	(0.09)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(1.95)	—	(0.07)	(0.08)	(0.51)

Net asset value, end of year	$6.75	$11.69	$10.10	$9.19	$8.83

Total Return(b)	(30.36)%	15.74%	10.65%	5.09%	(14.80)%

Net assets, end of year (in 000’s)	$3,163	$5,817	$5,905	$8,303	$8,975

Ratio of net expenses to average net assets	2.21%	2.21%	2.21%	2.23%	2.23%

Ratio of total expenses to average net assets	2.26%	2.26%	2.28%	2.31%	2.29%

Ratio of net investment income to average net assets	1.56%	0.74%	0.41%	0.85%	0.98%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.86	$10.24	$9.33	$8.99	$11.01

Net investment income(a)	0.24	0.23	0.14	0.19	0.19

Net realized and unrealized gain (loss)	(3.17)	1.52	0.96	0.35	(1.64)

Total from investment operations	(2.93)	1.75	1.10	0.54	(1.45)

Distributions to shareholders from net investment income	(0.21)	(0.13)	(0.19)	(0.20)	(0.15)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(2.08)	(0.13)	(0.19)	(0.20)	(0.57)

Net asset value, end of year	$6.85	$11.86	$10.24	$9.33	$8.99

Total Return(b)	(29.64)%	17.07%	11.90%	6.18%	(13.83)%

Net assets, end of year (in 000’s)	$925,443	$1,029,785	$961,138	$938,157	$981,091

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.10%	1.10%

Ratio of total expenses to average net assets	1.13%	1.14%	1.16%	1.18%	1.14%

Ratio of net investment income to average net assets	2.76%	1.88%	1.53%	2.01%	1.84%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.83	$10.22	$9.32	$8.97	$10.99

Net investment income(a)	0.22	0.22	0.13	0.18	0.21

Net realized and unrealized gain (loss)	(3.14)	1.51	0.95	0.36	(1.66)

Total from investment operations	(2.92)	1.73	1.08	0.54	(1.45)

Distributions to shareholders from net investment income	(0.20)	(0.12)	(0.18)	(0.19)	(0.15)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(2.07)	(0.12)	(0.18)	(0.19)	(0.57)

Net asset value, end of year	$6.84	$11.83	$10.22	$9.32	$8.97

Total Return(b)	(29.69)%	16.96%	11.76%	6.06%	(13.90)%

Net assets, end of year (in 000’s)	$64,188	$103,200	$89,556	$118,727	$96,779

Ratio of net expenses to average net assets	1.21%	1.21%	1.22%	1.23%	1.23%

Ratio of total expenses to average net assets	1.26%	1.26%	1.28%	1.31%	1.29%

Ratio of net investment income to average net assets	2.51%	1.78%	1.39%	1.92%	1.99%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.85	$10.23	$9.33	$8.98	$11.00

Net investment income(a)	0.24	0.23	0.14	0.17	0.29

Net realized and unrealized gain (loss)	(3.17)	1.52	0.95	0.38	(1.73)

Total from investment operations	(2.93)	1.75	1.09	0.55	(1.44)

Distributions to shareholders from net investment income	(0.21)	(0.13)	(0.19)	(0.20)	(0.16)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(2.08)	(0.13)	(0.19)	(0.20)	(0.58)

Net asset value, end of year	$6.84	$11.85	$10.23	$9.33	$8.98

Total Return(b)	(29.55)%	17.10%	11.81%	6.32%	(13.84)%

Net assets, end of year (in 000’s)	$417,309	$572,973	$465,604	$491,306	$621,590

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08%

Ratio of total expenses to average net assets	1.13%	1.13%	1.15%	1.17%	1.15%

Ratio of net investment income to average net assets	2.72%	1.90%	1.53%	1.89%	2.78%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$11.66	$10.08	$9.20	$8.86	$10.87

Net investment income(a)	0.18	0.13	0.08	0.12	0.15

Net realized and unrealized gain (loss)	(3.10)	1.52	0.95	0.36	(1.64)

Total from investment operations	(2.92)	1.65	1.03	0.48	(1.49)

Distributions to shareholders from net investment income	(0.15)	(0.07)	(0.15)	(0.14)	(0.10)

Distributions to shareholders from net realized gains	(1.87)	—	—	—	(0.42)

Total distributions	(2.02)	(0.07)	(0.15)	(0.14)	(0.52)

Net asset value, end of year	$6.72	$11.66	$10.08	$9.20	$8.86

Total Return(b)	(30.08)%	16.43%	11.19%	5.52%	(14.34)%

Net assets, end of year (in 000’s)	$17,352	$24,710	$29,635	$27,790	$20,852

Ratio of net expenses to average net assets	1.71%	1.71%	1.72%	1.73%	1.73%

Ratio of total expenses to average net assets	1.76%	1.76%	1.78%	1.82%	1.79%

Ratio of net investment income to average net assets	2.08%	1.11%	0.91%	1.27%	1.46%

Portfolio turnover rate(c)	167%	189%	178%	165%	147%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$11.85	$10.23	$9.33	$8.98	$10.84

Net investment income(b)	0.25	0.24	0.14	0.18	0.18

Net realized and unrealized gain (loss)	(3.18)	1.51	0.95	0.37	(2.04)

Total from investment operations	(2.93)	1.75	1.09	0.55	(1.86)

Distributions to shareholders from net investment income	(0.21)	(0.13)	(0.19)	(0.20)	—

Distributions to shareholders from net realized gains	(1.87)	—	—	—	—

Total distributions	(2.08)	(0.13)	(0.19)	(0.20)	—

Net asset value, end of period	$6.84	$11.85	$10.23	$9.33	$8.98

Total Return(c)	(29.55)%	17.10%	11.80%	6.33%	(17.16)%

Net assets, end of period (in 000’s)	$78,229	$139,870	$112,229	$125,429	$130,763

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08	%(d)

Ratio of total expenses to average net assets	1.13%	1.13%	1.15%	1.17%	1.17	%(d)

Ratio of net investment income to average net assets	2.73%	1.92%	1.48%	1.96%	3.36	%(d)

Portfolio turnover rate(e)	167%	189%	178%	165%	147%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.76	$11.40	$12.46	$11.88	$13.19

Net investment income(a)	0.31	0.22	0.14	0.23	0.23

Net realized and unrealized gain (loss)	(3.46)	3.35	(0.92)	0.52	(1.36)

Total from investment operations	(3.15)	3.57	(0.78)	0.75	(1.13)

Distributions to shareholders from net investment income	(0.41)	(0.21)	(0.28)	(0.17)	(0.18)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.86)	(0.21)	(0.28)	(0.17)	(0.18)

Net asset value, end of year	$10.75	$14.76	$11.40	$12.46	$11.88

Total Return(b)	(22.56)%	31.50%	(6.44)%	6.58%	(8.71)%

Net assets, end of year (in 000’s)	$69,254	$103,852	$204,087	$237,898	$184,222

Ratio of net expenses to average net assets	1.18%	1.17%	1.17%	1.16%	1.14%

Ratio of total expenses to average net assets	1.22%	1.21%	1.23%	1.24%	1.26%

Ratio of net investment income to average net assets	2.44%	1.55%	1.22%	1.97%	1.76%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.42	$11.13	$12.13	$11.56	$12.91

Net investment income(a)	0.21	0.15	0.05	0.14	0.14

Net realized and unrealized gain (loss)	(3.39)	3.24	(0.90)	0.52	(1.34)

Total from investment operations	(3.18)	3.39	(0.85)	0.66	(1.20)

Distributions to shareholders from net investment income	(0.30)	(0.10)	(0.15)	(0.09)	(0.15)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.75)	(0.10)	(0.15)	(0.09)	(0.15)

Net asset value, end of year	$10.49	$14.42	$11.13	$12.13	$11.56

Total Return(b)	(23.16)%	30.53%	(7.08)%	5.79%	(9.45)%

Net assets, end of year (in 000’s)	$8,393	$14,406	$13,484	$22,427	$32,338

Ratio of net expenses to average net assets	1.93%	1.92%	1.92%	1.91%	1.89%

Ratio of total expenses to average net assets	1.97%	1.96%	1.98%	1.99%	2.01%

Ratio of net investment income to average net assets	1.69%	1.05%	0.42%	1.25%	1.11%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.23	$11.76	$12.83	$12.22	$13.57

Net investment income(a)	0.36	0.33	0.18	0.29	0.28

Net realized and unrealized gain (loss)	(3.57)	3.40	(0.93)	0.54	(1.41)

Total from investment operations	(3.21)	3.73	(0.75)	0.83	(1.13)

Distributions to shareholders from net investment income	(0.46)	(0.26)	(0.32)	(0.22)	(0.22)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.91)	(0.26)	(0.32)	(0.22)	(0.22)

Net asset value, end of year	$11.11	$15.23	$11.76	$12.83	$12.22

Total Return(b)	(22.27)%	31.93%	(6.07)%	7.07%	(8.48)%

Net assets, end of year (in 000’s)	$675,506	$1,227,429	$810,510	$1,256,782	$1,323,745

Ratio of net expenses to average net assets	0.81%	0.80%	0.79%	0.79%	0.81%

Ratio of total expenses to average net assets	0.85%	0.84%	0.85%	0.85%	0.87%

Ratio of net investment income to average net assets	2.74%	2.25%	1.54%	2.41%	2.08%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.91	$11.52	$12.57	$11.98	$13.32

Net investment income(a)	0.30	0.25	0.12	0.23	0.21

Net realized and unrealized gain (loss)	(3.52)	3.33	(0.91)	0.52	(1.38)

Total from investment operations	(3.22)	3.58	(0.79)	0.75	(1.17)

Distributions to shareholders from net investment income	(0.36)	(0.19)	(0.26)	(0.16)	(0.17)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.81)	(0.19)	(0.26)	(0.16)	(0.17)

Net asset value, end of year	$10.88	$14.91	$11.52	$12.57	$11.98

Total Return(b)	(22.69)%	31.25%	(6.50)%	6.45%	(8.92)%

Net assets, end of year (in 000’s)	$1,887	$2,927	$3,675	$5,386	$4,538

Ratio of net expenses to average net assets	1.31%	1.30%	1.29%	1.29%	1.31%

Ratio of total expenses to average net assets	1.35%	1.34%	1.35%	1.35%	1.37%

Ratio of net investment income to average net assets	2.33%	1.71%	1.03%	1.93%	1.57%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.55	$11.19	$12.23	$11.67	$12.97

Net investment income(a)	0.34	0.25	0.16	0.27	0.27

Net realized and unrealized gain (loss)	(3.42)	3.30	(0.89)	0.50	(1.35)

Total from investment operations	(3.08)	3.55	(0.73)	0.77	(1.08)

Distributions to shareholders from net investment income	(0.44)	(0.19)	(0.31)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.89)	(0.19)	(0.31)	(0.21)	(0.22)

Net asset value, end of year	$10.58	$14.55	$11.19	$12.23	$11.67

Total Return(b)	(22.39)%	31.90%	(6.21)%	6.90%	(8.52)%

Net assets, end of year (in 000’s)	$69,844	$96,352	$311,446	$549,732	$393,993

Ratio of net expenses to average net assets	0.93%	0.92%	0.92%	0.91%	0.89%

Ratio of total expenses to average net assets	0.97%	0.96%	0.98%	0.99%	1.01%

Ratio of net investment income to average net assets	2.73%	1.86%	1.42%	2.29%	2.09%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$15.22	$11.75	$12.82	$12.22	$13.56

Net investment income(a)	0.37	0.33	0.19	0.30	0.33

Net realized and unrealized gain (loss)	(3.58)	3.40	(0.94)	0.52	(1.45)

Total from investment operations	(3.21)	3.73	(0.75)	0.82	(1.12)

Distributions to shareholders from net investment income	(0.46)	(0.26)	(0.32)	(0.22)	(0.22)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.91)	(0.26)	(0.32)	(0.22)	(0.22)

Net asset value, end of year	$11.10	$15.22	$11.75	$12.82	$12.22

Total Return(b)	(22.28)%	31.97%	(6.06)%	7.10%	(8.48)%

Net assets, end of year (in 000’s)	$407,364	$627,430	$522,707	$595,264	$415,327

Ratio of net expenses to average net assets	0.80%	0.79%	0.78%	0.78%	0.79%

Ratio of total expenses to average net assets	0.84%	0.83%	0.84%	0.84%	0.86%

Ratio of net investment income to average net assets	2.85%	2.24%	1.61%	2.49%	2.45%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.32	$11.08	$12.10	$11.54	$12.85

Net investment income(a)	0.27	0.21	0.11	0.21	0.19

Net realized and unrealized gain (loss)	(3.37)	3.21	(0.89)	0.50	(1.33)

Total from investment operations	(3.10)	3.42	(0.78)	0.71	(1.14)

Distributions to shareholders from net investment income	(0.36)	(0.18)	(0.24)	(0.15)	(0.17)

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.81)	(0.18)	(0.24)	(0.15)	(0.17)

Net asset value, end of year	$10.41	$14.32	$11.08	$12.10	$11.54

Total Return(b)	(22.79)%	31.19%	(6.69)%	6.36%	(9.01)%

Net assets, end of year (in 000’s)	$5,383	$7,896	$8,321	$9,281	$7,548

Ratio of net expenses to average net assets	1.43%	1.42%	1.42%	1.41%	1.40%

Ratio of total expenses to average net assets	1.47%	1.46%	1.48%	1.49%	1.51%

Ratio of net investment income to average net assets	2.20%	1.56%	0.99%	1.79%	1.49%

Portfolio turnover rate(c)	151%	164%	160%	136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.21	$11.74	$12.81	$12.21	$13.79

Net investment income(b)	0.38	0.33	0.19	0.30	0.12

Net realized and unrealized gain (loss)	(3.59)	3.40	(0.94)	0.52	(1.70)

Total from investment operations	(3.21)	3.73	(0.75)	0.82	(1.58)

Distributions to shareholders from net investment income	(0.46)	(0.26)	(0.32)	(0.22)	—

Distributions to shareholders from net realized gains	(0.45)	—	—	—	—

Total distributions	(0.91)	(0.26)	(0.32)	(0.22)	—

Net asset value, end of period	$11.09	$15.21	$11.74	$12.81	$12.21

Total Return(c)	(22.29)%	32.00%	(6.06)%	7.03%	(11.46)%

Net assets, end of period (in 000’s)	$341,982	$470,881	$357,875	$372,536	$245,618

Ratio of net expenses to average net assets	0.80%	0.79%	0.78%	0.78%	0.78	%(d)

Ratio of total expenses to average net assets	0.84%	0.83%	0.84%	0.84%	0.87	%(d)

Ratio of net investment income to average net assets	2.95%	2.24%	1.62%	2.43%	1.65	%(d)

Portfolio turnover rate(e)	151%	164%	160%	136%	124%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.32	$10.96	$11.77	$11.16	$13.39

Net investment income(a)	0.32	0.27	0.08	0.17	0.17

Net realized and unrealized gain (loss)	(4.10)	3.28	(0.52)	0.55	(1.39)

Total from investment operations	(3.78)	3.55	(0.44)	0.72	(1.22)

Distributions to shareholders from net investment income	(0.40)	(0.19)	(0.37)	(0.11)	(0.18)

Distributions to shareholders from net realized gains	—	—	—	—	(0.83)

Total distributions	(0.40)	(0.19)	(0.37)	(0.11)	(1.01)

Net asset value, end of year	$10.14	$14.32	$10.96	$11.77	$11.16

Total Return(b)	(27.07)%	32.65%	(3.98)%	6.68%	(9.88)%

Net assets, end of year (in 000’s)	$69,230	$150,934	$120,602	$163,427	$193,465

Ratio of net expenses to average net assets	1.24%	1.24%	1.25%	1.26%	1.26%

Ratio of total expenses to average net assets	1.28%	1.30%	1.31%	1.33%	1.31%

Ratio of net investment income to average net assets	2.63%	1.96%	0.76%	1.52%	1.34%

Portfolio turnover rate(c)	156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$13.81	$10.56	$11.34	$10.73	$12.95

Net investment income(a)	0.23	0.16	— (b)	0.09	0.08

Net realized and unrealized gain (loss)	(3.98)	3.17	(0.51)	0.54	(1.35)

Total from investment operations	(3.75)	3.33	(0.51)	0.63	(1.27)

Distributions to shareholders from net investment income	(0.29)	(0.08)	(0.27)	(0.02)	(0.12)

Distributions to shareholders from net realized gains	—	—	—	—	(0.83)

Total distributions	(0.29)	(0.08)	(0.27)	(0.02)	(0.95)

Net asset value, end of year	$9.77	$13.81	$10.56	$11.34	$10.73

Total Return(c)	(27.65)%	31.67%	(4.71)%	5.94%	(10.59)%

Net assets, end of year (in 000’s)	$13,111	$28,406	$29,190	$51,728	$68,767

Ratio of net expenses to average net assets	1.99%	1.99%	2.00%	2.01%	2.01%

Ratio of total expenses to average net assets	2.03%	2.05%	2.06%	2.08%	2.06%

Ratio of net investment income (loss) to average net assets	1.92%	1.20%	(0.01)%	0.82%	0.61%

Portfolio turnover rate(d)	156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.33	$10.97	$11.78	$11.19	$13.42

Net investment income(a)	0.38	0.33	0.12	0.22	0.21

Net realized and unrealized gain (loss)	(4.11)	3.27	(0.52)	0.54	(1.38)

Total from investment operations	(3.73)	3.60	(0.40)	0.76	(1.17)

Distributions to shareholders from net investment income	(0.47)	(0.24)	(0.41)	(0.17)	(0.23)

Distributions to shareholders from net realized gains	—	—	—	—	(0.83)

Total distributions	(0.47)	(0.24)	(0.41)	(0.17)	(1.06)

Net asset value, end of year	$10.13	$14.33	$10.97	$11.78	$11.19

Total Return(b)	(26.80)%	33.11%	(3.61)%	7.10%	(9.53)%

Net assets, end of year (in 000’s)	$2,097,460	$2,579,024	$1,608,195	$2,134,382	$2,250,288

Ratio of net expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.87%

Ratio of total expenses to average net assets	0.91%	0.92%	0.93%	0.95%	0.92%

Ratio of net investment income to average net assets	3.14%	2.39%	1.13%	1.96%	1.67%

Portfolio turnover rate(c)	156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.26	$10.92	$11.72	$11.12	$13.36

Net investment income(a)	0.36	0.30	0.10	0.19	0.21

Net realized and unrealized gain (loss)	(4.09)	3.26	(0.51)	0.56	(1.40)

Total from investment operations	(3.73)	3.56	(0.41)	0.75	(1.19)

Distributions to shareholders from net investment income	(0.45)	(0.22)	(0.39)	(0.15)	(0.22)

Distributions to shareholders from net realized gains	—	—	—	—	(0.83)

Total distributions	(0.45)	(0.22)	(0.39)	(0.15)	(1.05)

Net asset value, end of year	$10.08	$14.26	$10.92	$11.72	$11.12

Total Return(b)	(26.90)%	32.88%	(3.72)%	7.01%	(9.72)%

Net assets, end of year (in 000’s)	$89,627	$141,731	$131,558	$274,079	$532,484

Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.01%	1.01%

Ratio of total expenses to average net assets	1.03%	1.05%	1.06%	1.08%	1.06%

Ratio of net investment income to average net assets	2.98%	2.21%	0.95%	1.74%	1.68%

Portfolio turnover rate(c)	156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of year	$14.36	$10.99	$11.80	$11.21	$13.45

Net investment income(a)	0.38	0.31	0.13	0.22	0.22

Net realized and unrealized gain (loss)	(4.12)	3.29	(0.52)	0.54	(1.40)

Total from investment operations	(3.74)	3.60	(0.39)	0.76	(1.18)

Distributions to shareholders from net investment income	(0.47)	(0.23)	(0.42)	(0.17)	(0.23)

Distributions to shareholders from net realized gains	—	—	—	—	(0.83)

Total distributions	(0.47)	(0.23)	(0.42)	(0.17)	(1.06)

Net asset value, end of year	$10.15	$14.36	$10.99	$11.80	$11.21

Total Return(b)	(26.81)%	33.12%	(3.60)%	7.11%	(9.57)%

Net assets, end of year (in 000’s)	$479,843	$878,443	$963,821	$1,192,142	$1,076,035

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.85%

Ratio of total expenses to average net assets	0.90%	0.91%	0.92%	0.94%	0.92%

Ratio of net investment income to average net assets	3.06%	2.26%	1.19%	2.01%	1.72%

Portfolio turnover rate(c)	156%	185%	149%	131%	110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	Year Ended October 31,				Period Ended October 31, 2018(a)
	2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$14.36	$10.99	$11.80	$11.21	$13.08

Net investment income(b)	0.38	0.33	0.12	0.22	0.08

Net realized and unrealized gain (loss)	(4.12)	3.28	(0.51)	0.54	(1.95)

Total from investment operations	(3.74)	3.61	(0.39)	0.76	(1.87)

Distributions to shareholders from net investment income	(0.47)	(0.24)	(0.42)	(0.17)	—

Net asset value, end of period	$10.15	$14.36	$10.99	$11.80	$11.21

Total Return(c)	(26.81)%	33.15%	(3.60)%	7.11%	(14.30)%

Net assets, end of period (in 000’s)	$35,538	$59,410	$43,631	$80,926	$90,943

Ratio of net expenses to average net assets	0.86%	0.86%	0.86%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.90%	0.92%	0.92%	0.94%	0.93	%(d)

Ratio of net investment income to average net assets	3.15%	2.41%	1.08%	1.96%	1.20	%(d)

Portfolio turnover rate(e)	156%	185%	149%	131%	110%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2022

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, R6, R and P	Non-Diversified
International Equity Insights	A, C, Institutional, Service, Investor, R6, R and P	Diversified
International Small Cap Insights	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

66

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

67

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

68

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2022:

EMERGING MARKETS EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,772,477	$34,005,685	$—

Asia	68,088,291	1,188,634,219	—	(c)

Europe	—	7,421,231	—

North America	45,276,629	—	—

South America	135,088,195	11,978,810	—

Investment Company	5,459,494	—	—

Securities Lending Reinvestment Vehicle	1,701,266	—	—

Total	$259,386,352	$1,242,039,945	$—

Derivative Type

Assets(b)

Forward Foreign Exchange Currency Contracts	$—	$63,926	$—

Total	$—	$63,926	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.
(c)	Amount includes valuations of Russian investments for which GSAM has determined include significant unobservable inputs as of October 31, 2022. To the extent that the same positions were held as of the Fund’s prior fiscal year end, October 31, 2021, they were classified as Level 1 or Level 2.

69

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EMERGING MARKETS EQUITY INSIGHTS FUND (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(2,746,420)	$—	$—

Total	$(2,746,420)	$—	$—

INTERNATIONAL EQUITY INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$11,568,207	$—

Asia	2,977,000	376,548,423	—

Europe	15,848,629	884,325,384	—

North America	19,436,724	111,392,901	—

Oceania	9,729,676	123,104,536	—

South America	—	942,348	—

Securities Lending Reinvestment Vehicle	5,817,654	—	—

Total	$53,809,683	$1,507,881,799	$—

INTERNATIONAL SMALL CAP INSIGHTS FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$12,102,351	$996,287,640	$—

Europe	44,461,833	1,352,358,885	—

Oceania	—	286,783,011	—

Securities Lending Reinvestment Vehicle	21,447,967	—	—

Total	$78,012,151	$2,635,429,536	$—

Derivative Type

Assets(b)

Futures Contracts	$148,671	$—	$—

Total	$148,671	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS FUND (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities(b)

Futures Contracts	$(641,182)	$—	$—

Total	$(641,182)	$—	$—
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Emerging Markets Equity Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Currency	Unrealized gain on forward foreign currency exchange contracts	$63,926		$—
Equity	—	—	Variation margin on futures contracts	(2,746,420)
		$63,926		$(2,746,420)

International Small Cap Insights
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$148,671	Variation margin on futures contracts	$(641,182)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2022 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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Notes to Financial Statements (continued)

October 31, 2022

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Emerging Markets Equity Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$(647,594)	$63,926
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(9,224,699)	(3,114,175)
Total			$(9,872,293)	$(3,050,249)

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Equity Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$(35,811)	$—
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(180,539)	5,746
Total			$(216,350)	$5,746

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Small Cap Insights	Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	$95,149	$—
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(2,001,563)	(1,789,272)
Total			$(1,906,414)	$(1,789,272)

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended October 31, 2022, the relevant values for each derivative type was as follows:

	Average Number of Contracts or Notional Amounts(a)
Fund	Futures Contracts	Forward Contracts
Emerging Markets Equity Insights	617	$1,337,006
International Equity Insights	388	—
International Small Cap Insights	638	9,662,008

(a)	Amounts disclosed represent average number of contracts for futures or notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended October 31, 2022.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.76	0.76
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2022, GSAM waived $15,699 and $211 of the Emerging Markets Equity Insights and International Equity Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

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Notes to Financial Statements (continued)

October 31, 2022

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service Shares	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2022, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$2,186	$—
International Equity Insights	3,453	—
International Small Cap Insights	1,507	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Equity Insights	$15,699	$772,948	$788,647
International Equity Insights	211	881,897	882,108
International Small Cap Insights	—	1,286,804	1,286,804

G.  Line of Credit Facility — As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2022, Goldman Sachs earned $0 in brokerage commissions from portfolio transactions from the Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2022:

Fund	Beginning Value as of October 31, 2021	Purchased at Cost	Proceeds from Sales	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income
Emerging Markets Equity Insights	$1,812,123	$862,887,429	$(859,240,058)	$5,459,494	5,459,494	$105,527
International Equity Insights	—	22,723,982	(22,723,982)	—	—	250
International Small Cap Insights	—	69,151,844	(69,151,844)	—	—	6,209

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2022, were as follows:

Fund	Purchase	Sales and Maturities
Emerging Markets Equity Insights	$3,152,797,660	$2,893,128,062
International Equity Insights	3,100,038,591	3,450,307,975
International Small Cap Insights	5,075,465,116	4,998,570,503

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2022		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$13,413	$4,507	$118,750
International Equity Insights	51,713	15,893	—
International Small Cap Insights	68,420	3,089	—

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2022.

Fund	Beginning value as of October 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2022
Emerging Markets Equity Insights	$16,271,799	$133,735,147	$(148,305,680)	$1,701,266
International Equity Insights	30,644,800	323,855,109	(348,682,255)	5,817,654
International Small Cap Insights	4,960,133	403,581,810	(387,093,976)	21,447,967

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2022, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary Income	$146,613,206	$79,088,893	$125,223,868
Net long-term capital gains	191,314,675	75,614,604	—
Total taxable distributions	$337,927,881	$154,703,497	$125,223,868

The tax character of distributions paid during the fiscal year ended October 31, 2021, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary Income	$21,785,690	$42,051,564	$50,976,292

As of October 31, 2022, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$35,526,337	$55,043,180	$81,152,474
Total undistributed earnings	$35,526,337	$55,043,180	$81,152,474
Capital loss carryforwards:
Perpetual Short-Term	$(311,363,543)	$(170,061,919)	$(461,587,200)
Perpetual Long-Term	(33,279,705)	—	—
Total capital loss carryforwards	$(344,643,248)	$(170,061,919)	$(461,587,200)
Unrealized gains (losses) — net	$(228,991,770)	$(154,288,892)	$(331,972,380)
Total accumulated earnings (losses) — net	$(538,108,681)	$(269,307,631)	$(712,407,106)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

8. TAX INFORMATION (continued)

As of October 31, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax Cost	$1,726,519,479	$1,715,186,619	$3,044,169,137
Gross unrealized gain	99,437,365	55,231,983	130,201,691
Gross unrealized loss	(328,429,135)	(209,520,875)	(462,174,071)
Net unrealized gain (loss)	$(228,991,770)	$(154,288,892)	$(331,972,380)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (together, referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks refer to the risks of loss resulting from insufficient documentation, or legality or enforceability of a contract. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2022

9. OTHER RISKS (continued)

an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In late February 2022, Russia began an invasion of Ukraine. Following such invasion, the United States, the European Union, and other countries and entities imposed wide-ranging sanctions on Russia and related entities. Certain Funds have limited market value in Russian and Ukrainian securities, which are being valued to reflect the limited liquidity and transferability in the current environment. With the closure of local Russian markets and imposition of sanctions in late February and early March, there are currently limited portfolio management actions possible as many of these assets are either sanctioned and/or cannot be transferred or settled. These sanctions and current environment could impair the ability of these Funds to buy, sell, hold, receive, deliver or otherwise transact in certain securities and other instruments. The full impact of the sanctions and the conflict on these Funds, the financial markets and the global economy is not yet known. Management is continuing to monitor these developments and evaluate other impacts they may have on these Funds.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,139,234	$10,051,175	1,324,816	$16,294,291
Reinvestment of distributions	818,417	8,011,778	36,210	415,329
Shares redeemed	(2,151,315)	(20,226,898)	(2,216,318)	(27,128,058)
	(193,664)	(2,163,945)	(855,292)	(10,418,438)
Class C Shares
Shares sold	64,582	530,995	45,497	564,663
Reinvestment of distributions	98,001	943,653	—	—
Shares redeemed	(191,641)	(1,720,784)	(132,966)	(1,594,414)
	(29,058)	(246,136)	(87,469)	(1,029,751)
Institutional Shares
Shares sold	74,165,248	635,424,773	21,839,140	268,136,552
Reinvestment of distributions	17,222,127	168,236,880	1,005,185	11,479,207
Shares redeemed	(43,144,190)	(373,712,149)	(29,843,944)	(372,402,951)
	48,243,185	429,949,504	(6,999,619)	(92,787,192)
Investor Shares
Shares sold	3,968,890	33,777,030	2,323,143	28,596,840
Reinvestment of distributions	1,822,918	17,774,994	90,785	1,036,768
Shares redeemed	(5,122,494)	(45,918,875)	(2,454,743)	(30,210,098)
	669,314	5,633,149	(40,815)	(576,490)
Class R6 Shares
Shares sold	27,005,926	229,944,414	9,885,269	121,090,710
Reinvestment of distributions	9,632,514	93,996,204	481,437	5,493,200
Shares redeemed	(24,020,041)	(205,626,537)	(7,503,302)	(91,186,499)
	12,618,399	118,314,081	2,863,404	35,397,411
Class R Shares
Shares sold	548,884	4,860,054	487,856	5,941,268
Reinvestment of distributions	460,887	4,417,480	19,003	214,543
Shares redeemed	(545,548)	(4,762,576)	(1,327,242)	(16,785,106)
	464,223	4,514,958	(820,383)	(10,629,295)
Class P
Shares sold	6,130,295	50,317,960	1,255,341	15,541,080
Reinvestment of distributions	2,567,811	25,054,959	128,389	1,464,922
Shares redeemed	(9,072,302)	(75,418,971)	(544,878)	(6,487,793)
	(374,196)	(46,052)	838,852	10,518,209

NET INCREASE/DECREASE	61,398,203	$555,955,559	(5,101,322)	$(69,525,546)

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Notes to Financial Statements (continued)

October 31, 2022

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,211,824	$15,218,091	1,417,226	$19,755,218
Reinvestment of distributions	381,838	5,244,473	250,858	3,336,409
Shares redeemed	(2,184,926)	(27,873,065)	(12,528,302)	(167,727,703)
	(591,264)	(7,410,501)	(10,860,218)	(144,636,076)
Class C Shares
Shares sold	38,238	478,345	91,531	1,260,249
Reinvestment of distributions	46,326	623,465	7,365	96,259
Shares redeemed	(283,433)	(3,364,455)	(311,058)	(4,246,853)
	(198,869)	(2,262,645)	(212,162)	(2,890,345)
Institutional Shares
Shares sold	21,174,801	272,935,937	31,304,317	450,174,099
Reinvestment of distributions	3,501,048	49,669,529	695,950	9,520,592
Shares redeemed	(44,443,531)	(574,079,124)	(20,341,719)	(297,907,746)
	(19,767,682)	(251,473,658)	11,658,548	161,786,945
Service Shares
Shares sold	41,614	506,533	70,409	1,006,325
Reinvestment of distributions	10,537	146,552	4,118	55,391
Shares redeemed	(75,020)	(943,746)	(197,347)	(2,896,166)
	(22,869)	(290,661)	(122,820)	(1,834,450)
Investor Shares
Shares sold	2,334,270	28,234,502	1,465,638	19,663,724
Reinvestment of distributions	441,728	5,961,017	133,647	1,748,099
Shares redeemed	(2,796,739)	(33,840,289)	(22,805,003)	(290,920,623)
	(20,741)	355,230	(21,205,718)	(269,508,800)
Class R6 Shares
Shares sold	8,149,108	111,753,063	5,715,945	82,452,861
Reinvestment of distributions	2,426,596	34,310,169	720,183	9,844,905
Shares redeemed	(15,093,491)	(192,897,952)	(9,697,850)	(141,144,260)
	(4,517,787)	(46,834,720)	(3,261,722)	(48,846,494)
Class R Shares
Shares sold	91,169	1,107,258	97,389	1,337,005
Reinvestment of distributions	33,666	448,702	10,204	131,937
Shares redeemed	(159,219)	(1,931,230)	(307,654)	(4,266,758)
	(34,384)	(375,270)	(200,061)	(2,797,816)
Class P Shares
Shares sold	11,060,072	132,796,447	2,597,903	38,201,859
Reinvestment of distributions	2,013,329	28,448,250	568,110	7,760,380
Shares redeemed	(13,196,037)	(158,584,036)	(2,683,872)	(38,775,485)
	(122,636)	2,660,661	482,141	7,186,754

NET DECREASE	(25,276,232)	$(305,631,564)	(23,722,012)	$(301,540,282)

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2022		For the Fiscal Year Ended October 31, 2021

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,267,423	$15,429,797	2,448,685	$33,474,118
Reinvestment of distributions	202,215	2,679,347	150,353	1,874,899
Shares redeemed	(5,181,715)	(66,968,557)	(3,058,568)	(41,366,848)
	(3,712,077)	(48,859,413)	(459,530)	(6,017,831)
Class C Shares
Shares sold	22,692	273,534	89,719	1,208,876
Reinvestment of distributions	43,827	563,181	17,735	214,601
Shares redeemed	(781,977)	(8,997,277)	(813,730)	(10,661,059)
	(715,458)	(8,160,562)	(706,276)	(9,237,582)
Institutional Shares
Shares sold	77,060,400	919,038,682	58,587,612	824,933,074
Reinvestment of distributions	6,276,089	82,844,371	2,655,507	33,034,503
Shares redeemed	(56,214,305)	(672,860,547)	(27,868,028)	(372,394,193)
	27,122,184	329,022,506	33,375,091	485,573,384
Investor Shares
Shares sold	2,484,377	29,984,770	2,036,645	28,143,329
Reinvestment of distributions	338,843	4,455,780	203,421	2,520,385
Shares redeemed	(3,869,213)	(46,089,552)	(4,353,122)	(58,408,160)
	(1,045,993)	(11,649,002)	(2,113,056)	(27,744,446)
Class R6 Shares
Shares sold	9,392,486	115,712,651	26,986,066	386,482,826
Reinvestment of distributions	2,136,338	28,263,748	802,927	10,004,474
Shares redeemed	(25,423,719)	(313,550,405)	(54,296,259)	(668,104,389)
	(13,894,895)	(169,574,006)	(26,507,266)	(271,617,089)
Class P Shares
Shares sold	14,449	164,886	461,075	6,292,433
Reinvestment of distributions	146,295	1,934,022	72,049	897,729
Shares redeemed	(796,954)	(8,305,637)	(364,802)	(4,725,392)
	(636,210)	(6,206,729)	168,322	2,464,770

NET DECREASE	7,117,551	$84,572,794	3,757,285	$173,421,206

83

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2022

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Emerging Markets Equity Insights Fund and International Small Cap Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Emerging Markets Equity Insights Fund and International Small Cap Insights Fund’s performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They noted that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2022. The Trustees considered that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Insights Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

First $1 billion	1.00%	0.81%	0.85%

Next $1 billion	1.00	0.73	0.85

Next $3 billion	0.90	0.69	0.77

Next $3 billion	0.86	0.68	0.73

Over $8 billion	0.84	0.67	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Emerging Markets Equity Insights Fund’s Class A, Class C, Investor and Class R Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the International Equity Insights Fund and International Small Cap Insights Fund, each of which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives

88

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2022 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2022 through October 31, 2022, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*	Beginning Account Value 5/1/22	Ending Account Value 10/31/22		Expenses Paid for the 6 months ended 10/31/2022*
Class A
Actual	$1,000.00	$787.84		$6.57	$1,000.00	$870.45		$5.60	$1,000.00	$835.94		$5.78
Hypothetical 5% return	1,000.00	1,017.86	+	7.42	1,000.00	1,019.22	+	6.04	1,000.00	1,018.91	+	6.35
Class C
Actual	1,000.00	785.13		9.94	1,000.00	866.94		9.12	1,000.00	832.20		9.23
Hypothetical 5% return	1,000.00	1,014.07	+	11.21	1,000.00	1,015.44	+	9.84	1,000.00	1,015.13	+	10.15
Institutional
Actual	1,000.00	788.26		4.90	1,000.00	872.06		3.86	1,000.00	837.19		4.07
Hypothetical 5% return	1,000.00	1,019.72	+	5.54	1,000.00	1,021.08	+	4.16	1,000.00	1,020.78	+	4.47
Service
Actual	1,000.00	N/A		N/A	1,000.00	869.70		6.21	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,018.56	+	6.70	1,000.00	N/A		N/A
Investor
Actual	1,000.00	788.02		5.44	1,000.00	871.50		4.42	1,000.00	836.52		4.62
Hypothetical 5% return	1,000.00	1,019.12	+	6.15	1,000.00	1,020.48	+	4.77	1,000.00	1,020.17	+	5.08
Class R6
Actual	1,000.00	789.17		4.86	1,000.00	871.96		3.81	1,000.00	836.77		4.02
Hypothetical 5% return	1,000.00	1,019.77	+	5.49	1,000.00	1,021.14	+	4.11	1,000.00	1,020.83	+	4.42
Class R
Actual	1,000.00	785.97		7.69	1,000.00	868.95		6.77	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.59	+	8.68	1,000.00	1,017.96	+	7.31	1,000.00	N/A		N/A
Class P
Actual	1,000.00	789.17		4.86	1,000.00	871.86		3.81	1,000.00	836.77		4.02
Hypothetical 5% return	1,000.00	1,019.77	+	5.49	1,000.00	1,021.13	+	4.11	1,000.00	1,020.83	+	4.42

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Emerging Markets Equity Insights	1.46%	2.21%	1.09%	N/A	1.21%	1.08%	1.71%	1.08%
International Equity Insights	1.19	1.94	0.82	1.32%	0.94	0.81	1.44	0.81
International Small Cap Insights	1.25	2.00	0.88	N/A	1.00	0.87	N/A	0.87

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Dwight L. Bush Age: 65	Trustee	Since 2020

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021-Present); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Diana M. Daniels Age: 73	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Director of 1735 NY Investments, LLC (oversees an investment fund that supports the mission of the American Institute of Architects) (2022-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	None

91

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Joaquin Delgado Age: 62	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				103	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 60	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

Gregory G. Weaver Age: 71	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	Verizon Communications Inc.

Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	103	None

92

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 60	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	171	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2022.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2022, Goldman Sachs Trust consisted of 88 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 45 portfolios (29 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

93

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President-Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2022.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2022, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.3078, $0.3458, and $0.3074 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 36.09%, 73.45%, and 63.70%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0988, $0.0303, and $0.0266 per share, respectively.

For the year ended October 31, 2022, 27.33%, 71.49%, and 56.63% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Equity Insights and International Equity Insights Funds designated $191,314,675 and $75,614,604, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2022.

For the year ended October 31, 2022, 0.49% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights Fund qualifies for the dividends received deduction available to corporations.

During the year ended October 31, 2022, the Emerging Markets Equity Insights Fund designated $107,262,812 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

94

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.19 trillion in assets under supervision as of September 30, 2022, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund[4]
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund[4]
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund[5]
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 13, 2022, the Goldman Sachs Capital Growth Fund was renamed the Goldman Sachs Large Cap Core Fund.
[5]	Effective after the close of business on April 13, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2022 Goldman Sachs. All rights reserved. 301382-OTU-1718272 INTINSAR-22

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2022	2021	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,946,012	$2,295,984	Financial Statement audits.

Audit-Related Fees:

• PwC	$ 438,000	$427,408	Other attest services.

Tax Fees:

• PwC	$ 0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2022	2021	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2022 and October 31, 2021 were $438,000 and $427,408, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2021 and December 31, 2020 were approximately $14.4 million and $14.5 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2022. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2021 and 2020 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	January 4, 2023